FREE WRITING PROSPECTUS
FILED PURSUANT TO RULE 433
REGISTRATION FILE NO.: 333-207677-04

February 28, 2017

Free Writing Prospectus

Structural and Collateral Term Sheet

$1,061,941,665

(Approximate Mortgage Pool Balance)

$919,609,000

(Offered Certificates)

GS Mortgage Securities Trust 2017-GS5

As Issuing Entity

GS Mortgage Securities Corporation II

As Depositor

Commercial Mortgage Pass-Through Certificates

Series 2017-GS5

Goldman Sachs Mortgage Company

As Sponsor and Mortgage Loan Seller

IMPORTANT NOTICE REGARDING THE CONDITIONS FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor, Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) the fact that there is no representation being made that these materials are accurate or complete and that these materials may not be updated or (3) these materials possibly being confidential, are, in each case, not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.

Goldman, Sachs & Co.
Lead Manager and Sole Bookrunner

Academy Securities		Drexel Hamilton
Co-Managers

The securities offered by this structural and collateral term sheet (this “Term Sheet”) are described in greater detail in the preliminary prospectus included as part of our Registration Statement (SEC File No. 333-207677) (the “Preliminary Prospectus”) anticipated to be dated March 1, 2017. The Preliminary Prospectus contains material information that is not contained in this Term Sheet (including without limitation a detailed discussion of risks associated with an investment in the offered securities under the heading “Risk Factors” in the Preliminary Prospectus). The Preliminary Prospectus is available upon request from Goldman, Sachs & Co., Academy Securities, Inc. or Drexel Hamilton, LLC. Capitalized terms used but not otherwise defined in this Term Sheet have the respective meanings assigned to those terms in the Preliminary Prospectus. This Term Sheet is subject to change.

The Securities May Not Be a Suitable Investment for You

The securities offered by this Term Sheet are not suitable investments for all investors. In particular, you should not purchase any class of securities unless you understand and are able to bear the prepayment, credit, liquidity and market risks associated with that class of securities. For those reasons and for the reasons set forth under the heading “Risk Factors” in the Preliminary Prospectus, the yield to maturity and the aggregate amount and timing of distributions on the offered securities are subject to material variability from period to period and give rise to the potential for significant loss over the life of those securities. The interaction of these factors and their effects are impossible to predict and are likely to change from time to time. As a result, an investment in the offered securities involves substantial risks and uncertainties and should be considered only by sophisticated institutional investors with substantial investment experience with similar types of securities and who have conducted appropriate due diligence on the mortgage loans and the securities. Potential investors are advised and encouraged to review the Preliminary Prospectus in full and to consult with their legal, tax, accounting and other advisors prior to making any investment in the offered securities described in this Term Sheet.

This Term Sheet is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this Term Sheet may not pertain to any securities that will actually be sold. The information contained in this Term Sheet may be based on assumptions regarding market conditions and other matters as reflected in this Term Sheet. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this Term Sheet should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this Term Sheet may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this Term Sheet or derivatives thereof (including options). Information contained in this Term Sheet is current as of the date appearing on this Term Sheet only. Information in this Term Sheet regarding the securities and the mortgage loans backing any securities discussed in this Term Sheet supersedes all prior information regarding such securities and mortgage loans. None of Goldman, Sachs & Co., Academy Securities, Inc. or Drexel Hamilton, LLC provides accounting, tax or legal advice.

The issuing entity will be relying upon an exclusion or exemption from the definition of “investment company” under the Investment Company Act of 1940, as amended (the “Investment Company Act”), contained in Section 3(c)(5) of the Investment Company Act or Rule 3a-7 under the Investment Company Act, although there may be additional exclusions or exemptions available to the issuing entity. The issuing entity is being structured so as not to constitute a “covered fund” for purposes of the Volcker Rule under the Dodd-Frank Act (both as defined in “Risk Factors—Other Risks Relating to the Certificates—Legal and Regulatory Provisions Affecting Investors Could Adversely Affect the Liquidity of the Offered Certificates” in the Preliminary Prospectus).  See also “Legal Investment” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

CERTIFICATE AND RETAINED INTEREST SUMMARY

CERTIFICATE SUMMARY

OFFERED CERTIFICATES

Offered Class	Expected Ratings (Moody’s / Fitch / Morningstar)(1)	Approximate Initial Certificate Balance or Notional Amount(2)		Approximate Initial Credit Support(3)	Initial Pass- Through Rate	Pass-Through Rate Description	Wtd. Avg. Life (Yrs)(4)	Principal Window(4)
Class A-1	Aaa(sf) / AAAsf / AAA	$13,770,000		30.000%	[ ]%	(5)	2.65	04/17 – 10/21
Class A-2	Aaa(sf) / AAAsf / AAA	$51,316,000		30.000%	[ ]%	(5)	4.59	10/21 – 11/21
Class A-3	Aaa(sf) / AAAsf / AAA	$248,000,000		30.000%	[ ]%	(5)	9.66	09/26 – 01/27
Class A-4	Aaa(sf) / AAAsf / AAA	$381,598,000		30.000%	[ ]%	(5)	9.81	01/27 – 02/27
Class A-AB	Aaa(sf) / AAAsf / AAA	$28,604,000		30.000%	[ ]%	(5)	7.16	11/21 – 09/26
Class X-A	Aa1(sf) / AAAsf / AAA	$803,366,000	(6)	N/A	[ ]%	Variable IO(7)	N/A	N/A
Class X-B	NR / AA-sf / AAA	$72,329,000	(6)	N/A	[ ]%	Variable IO(7)	N/A	N/A
Class A-S	Aa3(sf) / AAAsf / AAA	$80,078,000		22.250%	[ ]%	(5)	9.89	02/27 – 02/27
Class B	NR / AA-sf / AA-	$72,329,000		15.250%	[ ]%	(5)	9.89	02/27 – 03/27
Class C	NR / A-sf / A-	$43,914,000		11.000%	[ ]%	(5)	9.97	03/27 – 03/27

NON-OFFERED CERTIFICATES
Non-Offered Class	Expected Ratings (Moody’s / Fitch / Morningstar)(1)	Approximate Initial Certificate Balance or Notional Amount(2)		Approximate Initial Credit Support(3)	Initial Pass- Through Rate	Pass-Through Rate Description	Wtd. Avg. Life (Yrs)(4)	Principal Window(4)
Class D(8)	NR / BBB-sf / BBB	$46,497,000		6.500%	[ ]%	(5)	9.97	03/27 – 03/27
Class X-D(8)	NR / BBB-sf / BBB	$46,497,000	(6)	N/A	[ ]%	Variable IO(7)	N/A	N/A
Class E(8)	NR / BB-sf / BB-	$21,957,000		4.375%	[ ]%	(5)	9.97	03/27 – 03/27
Class F(8)	NR / B-sf / B	$10,333,000		3.375%	[ ]%	(5)	9.97	03/27 – 03/27
Class G(8)	NR / NR / NR	$34,873,240		0.000%	[ ]%	(5)	9.97	03/27 – 03/27
Class R(9)	N/A	N/A		N/A	N/A	N/A	N/A	N/A

(1)	It is a condition of issuance that the offered certificates receive the ratings set forth above. The anticipated ratings of the certificates shown are those of Moody’s Investors Service, Inc. (“Moody’s”), Fitch Ratings, Inc. (“Fitch”) and Morningstar Credit Ratings, LLC (“Morningstar” and together with Moody’s and Fitch, the “Rating Agencies”). Subject to the discussion under “Ratings” in the Preliminary Prospectus, the ratings on the certificates address the likelihood of the timely receipt by holders of all payments of interest to which they are entitled on each distribution date and, except in the case of the interest only certificates, the ultimate receipt by holders of all payments of principal to which they are entitled on or before the applicable rated final distribution date. Certain nationally recognized statistical rating organizations, as defined in Section 3(a)(62) of the Securities Exchange Act of 1934, as amended, that were not hired by the depositor may use information they receive pursuant to Rule 17g-5 under the Securities Exchange Act of 1934, as amended, or otherwise to rate the offered certificates. We cannot assure you as to what ratings a non-hired nationally recognized statistical rating organization would assign. See “Risk Factors—Other Risks Relating to the Certificates—Nationally Recognized Statistical Rating Organizations May Assign Different Ratings to the Certificates; Ratings of the Certificates Reflect Only the Views of the Applicable Rating Agencies as of the Dates Such Ratings Were Issued; Ratings May Affect ERISA Eligibility; Ratings May Be Downgraded” in the Preliminary Prospectus. The related Rating Agencies have informed us that the “sf” designation in their ratings represents an identifier of structured finance product ratings. For additional information about this identifier, prospective investors can go to the related Rating Agency’s website. The depositor and the underwriters have not verified, do not adopt and do not accept responsibility for any statements made by the related Rating Agencies on those websites. Credit ratings referenced throughout this Term Sheet are forward-looking opinions about credit risk and express a rating agency’s opinion about the willingness and ability of an issuer of securities to meet its financial obligations in full and on time. Ratings are not indications of investment merit and are not buy, sell or hold recommendations, a measure of asset value or an indication of the suitability of an investment.

(2)	Approximate, subject to a variance of plus or minus 5%. In addition, the notional amount of each class of Class X certificates may vary depending upon the final pricing of the classes of certificates whose certificate balances comprise such notional amount and, if as a result of such pricing the pass-through rate of such class of Class X certificates would be equal to zero, such Class X certificates may not be issued on the closing date of this securitization.

(3)	The initial credit support percentages set forth for the certificates are approximate and, for the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates, are represented in the aggregate. The retained interest provides credit support only to the limited extent that it is allocated a portion of any losses incurred on the mortgage loans, which such losses are allocated between it, on the one hand, and the certificates, on the other hand, as described in “Credit Risk Retention” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

CERTIFICATE AND RETAINED INTEREST SUMMARY (continued)

(4)	The weighted average life and period during which distributions of principal would be received as set forth in the foregoing table with respect to each class of certificates having a certificate balance are based on the assumptions set forth under “Yield, Prepayment and Maturity Considerations—Weighted Average Life” in the Preliminary Prospectus and on the assumptions that there are no prepayments, modifications or losses in respect of the mortgage loans and that there are no extensions or forbearances of maturity dates of the mortgage loans.

(5)	For each distribution date, the pass-through rates on the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class A-S, Class B, Class C, Class D, Class E, Class F and Class G certificates will each generally be a per annum rate equal to one of (i) a fixed rate, (ii) the weighted average of the net mortgage interest rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as of their respective due dates in the month preceding the month in which the related distribution date occurs, (iii) the lesser of a specified pass-through rate and the rate described in clause (ii), or (iv) the rate described in clause (ii) less a specified percentage.

(6)	The Class X-A, Class X-B and Class X-D certificates (collectively, the “Class X certificates”), will not have certificate balances and will not be entitled to receive distributions of principal. Interest will accrue on each of the Class X certificates at its respective pass-through rate based upon its respective notional amount. The notional amount of each of the Class X certificates will be equal to the aggregate certificate balances of the related class(es) of certificates (the “related certificates”) indicated below.

Class	Related Certificates
Class X-A	Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB and Class A-S certificates
Class X-B	Class B certificates
Class X-D	Class D certificates

(7)	The pass-through rate of each of the Class X certificates for any distribution date will equal the excess, if any, of (i) the weighted average of the net mortgage interest rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), over (ii) the pass-through rate (or the weighted average of the pass-through rates as applicable) of the related certificate for that distribution date, as described in the Preliminary Prospectus.

(8)	The initial certificate balance of each of the Class D, Class E, Class F and Class G certificates and the initial notional amount of the Class X-D certificates is subject to change based on final pricing of all certificates and the final determination of the Class E, Class F and Class G certificates (collectively, the “HRR Certificates”) that will be retained by the retaining third-party purchaser as part of the sponsor’s satisfaction of its U.S. risk retention requirements. For more information regarding the methodology and key inputs and assumptions used to determine the sizing of the HRR Certificates, see “Credit Risk Retention” in the Preliminary Prospectus.

(9)	The Class R certificates will not have a certificate balance, notional amount, pass-through rate, rating or rated final distribution date. The Class R certificates will represent the residual interests in each of two separate REMICs, as further described in the Preliminary Prospectus. The Class R certificates will not be entitled to distributions of principal or interest.

RETAINED INTEREST SUMMARY
Non-Offered Eligible Vertical Interest	Approximate Initial Retained Interest Balance	Approximate Initial Retained Interest Rate	Retained Interest Rate Description	Wtd. Avg. Life (Yrs)(1)	Principal Window(1)
Retained Interest	$ 28,672,425	[ ]%	(2)	9.38	04/17 – 03/27

(1)	The weighted average life and period during which distributions of principal would be received as set forth in the foregoing table with respect to the retained interest are based on the assumptions set forth under “Yield, Prepayment and Maturity Considerations—Weighted Average Life” in the Preliminary Prospectus and on the assumptions that there are no prepayments, modifications or losses in respect of the mortgage loans and that there are no extensions or forbearances of maturity dates of the mortgage loans.

(2)	Although it does not have a specified pass-through rate, the effective retained interest rate will be a per annum rate equal to the weighted average of the net mortgage interest rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as of their respective due dates in the month preceding the month in which the related distribution date occurs.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

MORTGAGE POOL CHARACTERISTICS

Mortgage Pool Characteristics(1)
Initial Pool Balance(2)	$1,061,941,665
Number of Mortgage Loans	32
Number of Mortgaged Properties	72
Average Cut-off Date Mortgage Loan Balance	$33,185,677
Weighted Average Mortgage Interest Rate	4.3899%
Weighted Average Remaining Term to Maturity (months)	115
Weighted Average Remaining Amortization Term (months)(3)	354
Weighted Average Cut-off Date LTV Ratio(4)	56.4%
Weighted Average Maturity Date LTV Ratio(5)	53.1%
Weighted Average Underwritten Debt Service Coverage Ratio(6)	2.39x
Weighted Average Debt Yield on Underwritten NOI(7)	11.5%
% of Mortgage Loans with Mezzanine Debt	2.6%
% of Mortgage Loans with Subordinate Debt(8)	14.3%
% of Mortgage Loans with Preferred Equity	11.4%
% of Mortgage Loans with Single Tenants	26.6%

(1)	Each of the nine mortgage loans, representing approximately 47.0% of the initial pool balance, listed in the “Companion Loan Summary” table below has one or more related pari passu companion loans, and the loan-to-value ratio, debt service coverage ratio, debt yield and balance per SF calculations presented in this Term Sheet include the related pari passu companion loan(s) unless otherwise indicated. With respect to three mortgage loans, representing approximately 14.3% of the initial pool balance, with one or more related subordinate companion loan(s) as set forth in the “Companion Loan Summary” table below, the loan-to-value ratio, debt service coverage ratio, debt yield and balance per SF calculations presented in this Term Sheet are calculated without regard to the related subordinate companion loan(s). Other than as specifically noted, the loan-to-value ratio, debt service coverage ratio, debt yield and mortgage loan rate information for each mortgage loan is presented in this Term Sheet without regard to any other indebtedness (whether or not secured by the related mortgaged property, ownership interests in the related borrower or otherwise) that currently exists or that may be incurred by the related borrower or its owners in the future, in order to present statistics for the related mortgage loan without combination with the other indebtedness.

(2)	Subject to a permitted variance of plus or minus 5%.

(3)	Excludes mortgage loans that are interest-only for the entire term and the U.S. Industrial Portfolio Whole Loan, which requires monthly debt service payments of (i) $125,000 of principal plus (ii) the amount of interest accrued on the outstanding principal balance of the whole loan during the related interest accrual period.

(4)	Unless otherwise indicated, the Cut-off Date LTV Ratio is calculated utilizing the “as-is” appraised value (which, in certain cases, may reflect a portfolio premium valuation). With respect to one mortgage loan, representing approximately 2.6% of the initial pool balance, the Cut-off Date LTV Ratio was calculated using a hypothetical “as-is” appraised value assuming certain reserves were pre-funded. The weighted average Cut-off Date LTV Ratio for the mortgage pool without making any adjustments is 56.5%. See “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Preliminary Prospectus for a description of Cut-off Date LTV Ratio.

(5)	Unless otherwise indicated, the Maturity Date LTV Ratio is calculated utilizing the “as-is” appraised value. With respect to six mortgage loans, representing approximately 20.3% of the initial pool balance, the respective Maturity Date LTV Ratios were each calculated using the related “as stabilized” appraised value or “prospective as stabilized” appraised value assuming certain reserves were pre-funded instead of the related “as-is” appraised value. The weighted average Maturity Date LTV Ratio for the mortgage pool without making such adjustments is 53.6%. See “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Preliminary Prospectus for a description of Maturity Date LTV Ratio.

(6)	Unless otherwise indicated, the Underwritten Debt Service Coverage Ratio for each mortgage loan is calculated by dividing the Underwritten Net Cash Flow from the related mortgaged property or mortgaged properties by the annual debt service for such mortgage loan, as adjusted in the case of mortgage loans with a partial interest only period by using the first 12 amortizing payments due instead of the actual interest only payment. With respect to the U.S. Industrial Portfolio mortgage loan, representing approximately 7.0% of the initial pool balance, which requires monthly debt service payments on the U.S. Industrial Portfolio Whole Loan of (i) $125,000 of principal plus (ii) the amount of interest accrued on the outstanding principal balance of the whole loan during the related interest accrual period, the respective Underwritten Debt Service Coverage Ratio is calculated based on the debt service for the 12-month period commencing April 6, 2017. See “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Preliminary Prospectus for a description of Underwritten Debt Service Coverage Ratio.

(7)	Unless otherwise indicated, the Debt Yield on Underwritten NOI for each mortgage loan is the related mortgaged property’s Underwritten NOI divided by the Cut-off Date Balance of such mortgage loan, and the Debt Yield on Underwritten NCF for each mortgage loan is the related mortgaged property’s Underwritten NCF divided by the Cut-off Date Balance of such mortgage loan. See “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Preliminary Prospectus for descriptions of Debt Yield on Underwritten NOI and Debt Yield on Underwritten NCF.

(8)	The 350 Park Avenue, AMA Plaza and 225 Bush Street mortgage loans each has one or more subordinate companion loans that is generally subordinate in right of payment to the respective related mortgage loan (the “350 Park Avenue Subordinate Companion Loans,” the “AMA Plaza Subordinate Companion Loans” and the “225 Bush Street Subordinate Companion Loan”). The 350 Park Avenue Subordinate Companion Loans have an aggregate outstanding principal balance of $104,012,000 as of the Cut-off Date, and were contributed to the VNDO 2016-350P securitization transaction. The AMA Plaza Subordinate Companion Loans have an aggregate outstanding principal balance of $174,000,000 as of the Cut-off Date, of which note B, which has principal balance as of the Cut-off Date of approximately $101,600,000 was contributed to the GSMS 2016-GS4 securitization transaction, and note C, which has a principal balance as of the Cut-off Date of approximately $72,400,000 was sold to a third party investor. The 225 Bush Street Subordinate Companion Loan has an outsanding principal balance of $113,000,000 as of the Cut-off Date was contributed to the GSMS 2016-GS4 securitization transaction. See “Description of the Mortgage Pool—The Whole Loans” and “Description of the Mortgage Pool—Additional Indebtedness” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

KEY FEATURES OF THE CERTIFICATES

Lead Manager and Sole Bookrunner:	Goldman, Sachs & Co.

Co-Managers:	Academy Securities, Inc. Drexel Hamilton, LLC

Depositor:	GS Mortgage Securities Corporation II

Initial Pool Balance:	$1,061,941,665

Master Servicer:	Midland Loan Services, a Division of PNC Bank, National Association

Special Servicer:	Rialto Capital Advisors, LLC

Certificate Administrator:	Wells Fargo Bank, National Association

Trustee:	Wells Fargo Bank, National Association

Operating Advisor:	Pentalpha Surveillance LLC

Asset Representations Reviewer:	Pentalpha Surveillance LLC

U.S. Credit Risk Retention:

For a discussion of the manner by which Goldman Sachs Mortgage Company, as sponsor, intends to satisfy the credit risk requirements of the Credit Risk Retention Rules, see “Credit Risk Retention” in the Preliminary Prospectus.

Pricing:	Week of March 6, 2017

Closing Date:	March 21, 2017

Cut-off Date:

For each mortgage loan, the related due date for such mortgage loan in March 2017 (or, in the case of any mortgage loan that has its first due date after April 2017, the date that would have been its due date in March 2017 under the terms of that mortgage loan if a monthly payment were scheduled to be due in that month).

Determination Date:	The 6th day of each month or next business day, commencing in April 2017

Distribution Date:	The 4th business day after the Determination Date, commencing in April 2017

Interest Accrual:	Preceding calendar month

ERISA Eligible:	The offered certificates are expected to be ERISA eligible

SMMEA Eligible:	No

Payment Structure:	Sequential Pay

Day Count:	30/360

Tax Structure:	REMIC

Rated Final Distribution Date:	March 2050

Cleanup Call:	1.0%

Minimum Denominations:	$10,000 minimum for the offered certificates (except with respect to the Class X-A and Class X-B certificates: $1,000,000 minimum); integral multiples of $1 thereafter for all the offered certificates

Delivery:	Book-entry through DTC

Bond Information:	Cash flows are expected to be modeled by TREPP, INTEX and BLOOMBERG

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

TRANSACTION HIGHLIGHTS

■	$1,033,269,240 (Approximate) New-Issue Multi-Borrower CMBS:

—	Overview: The mortgage pool consists of 32 fixed-rate commercial mortgage loans that have an aggregate Cut-off Date Balance of $1,061,941,665 (the “Initial Pool Balance”), have an average mortgage loan Cut-off Date Balance of $33,185,677 and are secured by 72 mortgaged properties located throughout 24 states and the District of Columbia

—	LTV: 56.4% weighted average Cut-off Date LTV Ratio

—	DSCR: 2.39x weighted average Underwritten NCF Debt Service Coverage Ratio

—	Debt Yield: 11.5% weighted average Debt Yield on Underwritten NOI

—	Credit Support: 30.000% credit support to Class A-1 / A-2 / A-3 / A-4 / A-AB

■	Loan Structural Features:

—	Amortization: 36.3% of the mortgage loans by Initial Pool Balance have scheduled amortization:

–	21.8% of the mortgage loans by Initial Pool Balance have scheduled amortization following a partial interest only period with a balloon payment due at maturity

–	14.5% of the mortgage loans by Initial Pool Balance have amortization for the entire term with a balloon payment due at maturity

—	Hard Lockboxes: 80.9% of the mortgage loans by Initial Pool Balance have a Hard Lockbox in place

—	Cash Traps: 100.0% of the mortgage loans by Initial Pool Balance have cash traps triggered by certain declines in cash flow, all at levels equal to or greater than a 1.00x coverage, that fund an excess cash flow reserve

—	Reserves: The mortgage loans require amounts to be escrowed for reserves as follows:

–	Real Estate Taxes: 16 mortgage loans representing 30.8% of the Initial Pool Balance

–	Insurance: 5 mortgage loans representing 14.2% of the Initial Pool Balance

–	Replacement Reserves (Including FF&E Reserves): 19 mortgage loans representing 42.0% of the Initial Pool Balance

–	Tenant Improvements / Leasing Commissions: 17 mortgage loans representing 46.9% of the portion of the Initial Pool Balance that is secured by office, retail, mixed use and industrial properties only

—	Predominantly Defeasance: 84.5% of the mortgage loans by Initial Pool Balance permit defeasance after an initial lockout period

■	Multiple-Asset Types > 5.0% of the Initial Pool Balance:

—	Office: 41.9% of the mortgaged properties by allocated Initial Pool Balance are office properties

—	Retail: 19.9% of the mortgaged properties by allocated Initial Pool Balance are retail properties (9.8% are anchored retail properties)

—	Industrial: 17.9% of the mortgaged properties by allocated Initial Pool Balance are industrial properties

—	Mixed Use: 17.7% of the mortgaged properties by allocated Initial Pool Balance are mixed use properties

■	Geographic Diversity: The 72 mortgaged properties are located throughout 24 states and the District of Columbia with only four states having greater than 10.0% of the allocated Initial Pool Balance: New York (18.7%), Texas (14.2%), Colorado (10.6%) and Maryland (10.5%)

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

COLLATERAL OVERVIEW

Mortgage Loan Seller

Mortgage Loan Seller	Mortgage Loans	Mortgaged Properties	Aggregate Cut-off Date Balance	% of Initial Pool Balance
Goldman Sachs Mortgage Company	32	72	$1,061,941,665	100.0%
Total	32	72	$1,061,941,665	100.0%

Ten Largest Mortgage Loans

Mortgage Loan Name	Cut-off Date Balance	% of Initial Pool Balance	Property Type	Property Size SF	Cut-off Date Balance Per SF	UW NCF DSCR	UW NOI Debt Yield	Cut-off Date LTV Ratio
350 Park Avenue	$100,000,800	9.4%	Office	570,784	$519	2.98x	12.0%	41.7%
Lafayette Centre	82,500,000	7.8	Office	793,553	$306	2.28x	10.1%	60.1%
U.S. Industrial Portfolio	74,817,156	7.0	Industrial	6,298,728	$49	2.12x	10.4%	67.3%
GSK R&D Centre	72,500,000	6.8	Mixed Use	635,058	$217	4.74x	19.3%	39.9%
935 Madison Avenue	70,000,000	6.6	Retail	13,462	$5,200	1.48x	7.0%	48.2%
Lasko Portfolio	65,650,000	6.2	Industrial	2,224,627	$30	1.42x	10.2%	62.3%
Writer Square	59,622,561	5.6	Mixed Use	180,705	$330	1.55x	8.5%	62.4%
Ericsson North American HQ	58,000,000	5.5	Office	491,891	$211	1.98x	12.4%	69.1%
700 Broadway	51,000,000	4.8	Office	424,771	$120	2.27x	10.7%	61.4%
Lyric Centre	48,000,000	4.5	Office	382,046	$126	2.51x	11.9%	55.2%
Top 10 Total / Wtd. Avg.	$682,090,517	64.2%				2.39x	11.3%	55.8%
RemainingTotal / Wtd. Avg.	379,851,148	35.8				2.38x	11.8%	57.6%
Total / Wtd. Avg.	$1,061,941,665	100.0%				2.39x	11.5%	56.4%

Companion Loan Summary

Mortgage Loan Name	Mortgage Loan Cut-off Date Balance	% of Initial Pool Balance	Number of Pari Passu Companion Loans(1)	Pari Passu Companion Loan Cut-off Date Balance	Subordinate Companion Loan Cut off Date Balance(1)	Whole Loan Cut-off Date Balance	Controlling Pooling & Servicing Agreement (“Controlling PSA”)	Master Servicer	Special Servicer
350 Park Avenue(2)	$100,000,800	9.4%	3	$195,987,200	$104,012,000	$400,000,000	VNDO 2016-350P(3)	Midland	AEGON
Lafayette Centre	$82,500,000	7.8%	2	$160,500,000	–	$243,000,000	GSMS 2017-GS5	Midland	Rialto
U.S. Industrial Portfolio	$74,817,156	7.0%	3	$232,072,844	–	$306,890,000	GSMS 2016-GS3	Midland	Rialto
GSK R&D Centre	$72,500,000	6.8%	1	$65,500,000	–	$138,000,000	GSMS 2017-GS5	Midland	Rialto
Ericsson North American HQ	$58,000,000	5.5%	1	$45,600,000	–	$103,600,000	GSMS 2017-GS5	Midland	Rialto
Simon Premium Outlets	$34,660,720	3.3%	1	$66,350,521	–	$101,011,241	GSMS 2016-GS4	Wells Fargo	Midland
AMA Plaza(4)	$30,000,000	2.8%	1	$100,000,000	$174,000,000	$304,000,000	GSMS 2016-GS4(5)	Wells Fargo	Wells Fargo
Pentagon Center	$25,000,000	2.4%	2	$185,000,000	–	$210,000,000	(6)	(6)	(6)
225 Bush Street(7)	$22,000,000	2.1%	1	$100,000,000	$113,000,000	$235,000,000	GSMS 2016-GS4(8)	Wells Fargo	AEGON

(1)	Each companion loan is pari passu in right of payment to its related mortgage loan and senior in right of payment to any related subordinate companion loan.

(2)	The 350 Park Avenue mortgage loan has three pari passu companion loans with an aggregate outstanding principal balance of $195,987,200 and two subordinate companion loans with an aggregate outstanding principal balance of $104,012,000.

(3)	The initial directing holder(s) for the 350 Park Avenue Whole Loan are funds and accounts under management by BlackRock Financial Management, Inc. or its affiliates, the initial VNDO 2016-350P controlling class certificateholder(s). One pari passu companion loan with an outstanding principal balance as of the Cut-off Date of $$66,667,200 is currently held by Deutsche Bank AG, New York Branch, and is expected to be contributed to one or more future securitization trusts.

(4)	The AMA Plaza mortgage loan has one pari passu companion loan with an outstanding principal balance of $100,000,000 and two subordinate companion loans with an aggregate outstanding principal balance of $174,000,000.

(5)	The initial directing holder for the AMA Plaza Whole Loan is SHBNPP Global Professional Investment Type Private Real Estate Investment Trust No. 6 or an affiliate, the initial holder of the AMA Plaza subordinate companion loan.

(6)	The Pentagon Center mortgage loan has two pari passu companion loans with an aggregate outstanding principal balance of $185,000,000. One pari passu companion loan with an outstanding principal balance as of the Cut-off Date of $105,000,000 is currently held by Morgan Stanley Bank, N.A., and is expected to be contributed to one or more future securitization trusts. The other pari passu companion loan, with an outstanding principal balance as of the Cut-off Date of $80,000,000, is currently held by GSMC, a sponsor and originator, and is expected to be contributed to one or more future securitization trusts. The Pentagon Center whole loan will initially be master serviced and, if necessary, specially serviced, by the master servicer and special servicer for this securitization. Upon the securitization of the Pentagon Center companion loan held by GSMC, the Pentagon Center whole loan is expected to be serviced by the master servicer and, if necessary, the special servicer, under the pooling and servicing agreement for such securitization (which pooling and servicing agreement will then be the Controlling PSA for the Pentagon Center whole loan). Neither the master servicer nor the special servicer for such securitization has been identified.

(7)	The 225 Bush Street mortgage loan has one pari passu companion loan with an outstanding principal balance of $100,000,000 and one subordinate companion loan with an outstanding principal balance of $113,000,000.

(8)	The initial directing holder for the 225 Bush Street whole loan is one or more separate accounts advised by Prima Capital Advisors LLC or an affiliate, the initial 225 Bush Street controlling class certificateholder.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

COLLATERAL OVERVIEW (continued)

Mortgage Loans with Existing Mezzanine Debt

Mortgage Loan Name	Mortgage Loan Cut-off Date Balance	Mezzanine Debt Cut-off Date Balance	Total Debt Cut-off Date Balance(1)	Wtd. Avg. Cut-off Date Total Debt Interest Rate(1)	Cut-off Date Mortgage Loan LTV Ratio	Cut-off Date Total Debt LTV Ratio(1)	Cut-off Date Mortgage Loan UW NCF DSCR	Cut-off Date Total Debt UW NCF DSCR(1)
North Run Business Park(2)	$28,000,000	$3,500,000	$31,500,000	6.36222%	74.6%	83.9%	1.49x	1.19x

(1)	Calculated including the mezzanine debt.

(2)	The North Run Business Park mortgage loan has one related mezzanine loan that is held by an unrelated third party.

Previously Securitized Mortgaged Properties(1)

Mortgaged Property Name	City	State	Property Type	Cut-off Date Balance / Allocated Cut-off Date Balance(2)	% of Initial Pool Balance	Previous Securitization
350 Park Avenue	New York	New York	Office	$100,000,800	9.4%	WBCMT 2007-C30
Lafayette Centre	Washington	District of Columbia	Office	$82,500,000	7.8%	(3)
U.S. Industrial Portfolio(4)	Various	Various	Industrial	$74,817,156	7.0%	WFRBS 2012-C8, WFRBS 2013-C11
GSK R&D Centre	Rockville	Maryland	Mixed Use	$72,500,000	6.8%	CGGS 2016-RNDB
River Front Shopping Center	Clifton	New Jersey	Retail	$44,200,000	4.2%	MLCFC 2007-6
Simon Premium Outlets	Various	Various	Retail	$34,660,720	3.3%	CWCI 2006-C1
20 West 37th Street	New York	New York	Mixed Use	$27,500,000	2.6%	BSCMS 2007-T28
Pentagon Center	Arlington	Virginia	Office	$25,000,000	2.4%	(3)
604 Mission Street	San Francisco	California	Office	$18,702,002	1.8%	RSO 2015-CRE3
Best Buy Braintree	Braintree	Massachusetts	Retail	$6,600,000	0.6%	MSC 2007-HQ11
Best Buy Fort Lauderdale	Fort Lauderdale	Florida	Retail	$4,500,000	0.4%	MSC 2007-HQ11
Santa Cruz Plaza	Santa Paula	California	Retail	$4,000,000	0.4%	MSC 2007-IQ13

(1)	The table above includes mortgaged properties securing mortgage loans for which the most recent prior financing of all or a significant portion of such mortgaged property was included in a securitization. Information under “Previous Securitization” represents the most recent such securitization with respect to each of those mortgaged properties. The information in the above table is based solely on information provided by the related borrower or obtained through searches of a third-party database, and has not otherwise been confirmed by the mortgage loan seller.

(2)	Reflects the allocated loan amount in cases where the applicable mortgaged property is one of a portfolio of mortgaged properties securing a particular mortgage loan.

(3)	The Lafayette Centre and Pentagon Center mortgaged properties were included in the following transactions: BSCMS 2007-PW16, BACM 2007-2, MSC 2007-HQ12, MSC 2007-IQ14, WBCMT 2007-C31, WBCMT 2007-C32.

(4)	Each of the U.S. Industrial Portfolio mortgaged properties were included in the WFRBS 2012-C8 and WFRBS 2013-C11 transactions.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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COLLATERAL OVERVIEW (continued)

Property Types

Property Type / Detail	Number of Mortgaged Properties	Aggregate Cut-off Date Balance(1)	% of Initial Pool Balance(1)	Wtd. Avg. Underwritten NCF DSCR(2)	Wtd. Avg. Cut-off Date LTV Ratio(2)	Wtd. Avg. Debt Yield on Underwritten NOI(2)
Office	10	$444,684,446	41.9%	2.81x	53.3%	12.1%
CBD	7	352,202,802	33.2	2.98x	50.3%	12.2%
General Suburban	3	92,481,644	8.7	2.13x	64.5%	12.1%
Retail	13	$211,621,720	19.9%	1.72x	57.1%	9.1%
Unanchored	4	89,050,000	8.4	1.47x	52.2%	7.5%
Anchored	4	69,811,000	6.6	1.67x	67.3%	8.9%
Outlet Center	2	34,660,720	3.3	2.36x	51.0%	13.0%
Single Tenant	3	18,100,000	1.7	1.97x	53.9%	10.3%
Industrial	43	$190,367,156	17.9%	1.79x	64.8%	10.4%
Manufacturing	18	61,796,233	5.8	1.80x	65.0%	10.3%
Warehouse/Distribution	7	46,778,974	4.4	1.88x	61.6%	10.0%
Warehouse	4	44,027,211	4.1	1.53x	63.1%	10.2%
Flex	14	37,764,738	3.6	1.97x	70.3%	11.3%
Mixed Use	4	$187,622,561	17.7%	2.79x	53.8%	13.1%
Office / Retail	2	87,122,561	8.2	1.58x	58.8%	8.4%
Office / R&D	1	72,500,000	6.8	4.74x	39.9%	19.3%
Office / Industrial	1	28,000,000	2.6	1.49x	74.6%	11.5%
Hospitality – Extended Stay	2	$27,645,782	2.6%	2.05x	61.2%	15.6%
Total/Avg./Wtd.Avg.	72	$1,061,941,665	100.0%	2.39x	56.4%	11.5%

(1)	Calculated based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.

(2)	Weighted average based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

COLLATERAL OVERVIEW (continued)

Geographic Distribution

Property Location	Number of Mortgaged Properties	Aggregate Cut-off Date Balance(1)	% of Initial Pool Balance(1)	Aggregate Appraised Value(2)(3)	% of Total Appraised Value	Underwritten NOI(2)	% of Total Underwritten NOI
New York	4	$199,033,396	18.7%	$917,800,000	20.5%	$43,674,056	16.0%
Texas	7	150,484,653	14.2	303,570,000	6.8	23,478,653	8.6
Colorado	3	112,754,102	10.6	190,600,000	4.3	11,349,958	4.2
Maryland	3	110,987,714	10.5	494,600,000	11.1	37,109,302	13.6
California	9	93,310,461	8.8	690,870,000	15.4	38,755,366	14.2
District of Columbia	1	82,500,000	7.8	404,000,000	9.0	24,626,306	9.0
Virginia	2	53,000,000	5.0	416,100,000	9.3	28,632,526	10.5
New Jersey	2	45,415,507	4.3	74,900,000	1.7	4,248,010	1.6
Illinois	7	40,596,051	3.8	537,150,000	12.0	29,507,137	10.8
Tennessee	1	37,400,000	3.5	69,260,000	1.5	3,844,392	1.4
North Carolina	2	36,261,315	3.4	72,075,000	1.6	4,335,465	1.6
Florida	6	22,915,551	2.2	51,220,000	1.1	4,154,335	1.5
Georgia	5	13,963,423	1.3	54,050,000	1.2	4,041,284	1.5
Alabama	1	11,700,000	1.1	19,550,000	0.4	1,836,470	0.7
Nevada	1	10,700,000	1.0	15,200,000	0.3	928,559	0.3
Ohio	4	9,711,922	0.9	30,750,000	0.7	2,417,780	0.9
Massachusetts	1	6,600,000	0.6	13,200,000	0.3	660,124	0.2
Michigan	4	6,172,662	0.6	35,040,000	0.8	2,799,092	1.0
Arizona	1	5,231,965	0.5	29,700,000	0.7	1,728,289	0.6
Pennsylvania	1	4,350,000	0.4	6,000,000	0.1	404,818	0.1
South Carolina	2	3,202,597	0.3	18,180,000	0.4	1,354,335	0.5
Kentucky	2	2,726,083	0.3	15,475,000	0.3	1,121,995	0.4
Minnesota	1	1,559,020	0.1	8,850,000	0.2	572,179	0.2
Missouri	1	766,298	0.1	4,350,000	0.1	273,039	0.1
Indiana	1	598,946	0.1	3,400,000	0.1	281,083	0.1
Total	72	$1,061,941,665	100.0%	$4,475,890,000	100.0%	$272,134,551	100.0%

(1)	Calculated based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.

(2)	Aggregate Appraised Values and Underwritten NOI reflect the aggregate values without any reduction for the pari passu companion loan(s).

(3)	The Aggregate Appraised Value was calculated using the individual “as-is” appraised values for the U.S. Industrial Portfolio mortgaged properties without regard to the portfolio premiums as described under “Certain Definitions—Appraised Value” in this Term Sheet.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

COLLATERAL OVERVIEW (continued)

Distribution of Cut-off Date Balances
Range of Cut-off Date Balances ($)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
4,000,000 - 10,000,000	8	$47,342,644	4.5%
10,000,001 - 20,000,000	6	87,647,784	8.3
20,000,001 - 30,000,000	5	132,500,000	12.5
30,000,001 - 40,000,000	2	68,160,720	6.4
40,000,001 - 50,000,000	2	92,200,000	8.7
50,000,001 - 60,000,000	3	168,622,561	15.9
60,000,001 - 80,000,000	4	282,967,156	26.6
80,000,001 - 100,000,800	2	182,500,800	17.2
Total	32	$1,061,941,665	100.0%

Distribution of Underwritten NCF DSCRs(1)
Range of UW NCF DSCR (x)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
1.28 - 1.40	5	$54,952,002	5.2%
1.41 - 1.50	4	173,131,644	16.3
1.51 - 1.60	3	71,033,561	6.7
1.61 - 1.70	2	31,500,000	3.0
1.71 - 2.00	5	168,045,782	15.8
2.01 - 2.20	2	81,417,156	7.7
2.21 - 3.00	8	357,361,520	33.7
3.01 - 6.71	3	124,500,000	11.7
Total	32	$1,061,941,665	100.0%
(1) See footnotes (1) and (6) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Amortization Types(1)
Amortization Type	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Interest Only	15	$676,923,361	63.7%
Interest Only, Then Amortizing(2)	12	231,411,000	21.8
Amortizing (Other)(3)	1	74,817,156	7.0
Amortizing (30 Years)	2	53,362,722	5.0
Amortizing (25 Years)	2	25,427,426	2.4
Total	32	$1,061,941,665	100.0%
(1) All of the mortgage loans will have balloon payments at maturity date.
(2) Original partial interest only periods range from 12 to 60 months.
(3) The U.S. Industrial Portfolio Whole Loan requires monthly debt service payments of (i) $125,000 of principal plus (ii) the amount of interest accrued on the outstanding principal balance of the whole loan during the related interest accrual period.

Distribution of Lockboxes
Lockbox Type	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Hard	19	$858,780,678	80.9%
Springing	11	192,060,987	18.1
None	2	11,100,000	1.0
Total	32	$1,061,941,665	100.0%

Distribution of Cut-off Date LTV Ratios(1)
Range of Cut-off Date LTV (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
27.1 - 30.0	2	$52,000,000	4.9%
30.1 - 40.0	2	77,000,000	7.3
40.1 - 50.0	3	176,600,800	16.6
50.1 - 60.0	8	190,146,720	17.9
60.1 - 65.0	7	328,399,987	30.9
65.1 - 70.0	3	139,817,156	13.2
70.1 - 74.9	7	97,977,002	9.2
Total	32	$1,061,941,665	100.0%
(1) See footnotes (1) and (4) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Maturity Date LTV Ratios(1)
Range of Maturity Date LTV (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
27.1 - 30.0	2	$52,000,000	4.9%
30.1 - 40.0	3	111,660,720	10.5
40.1 - 50.0	6	206,028,226	19.4
50.1 - 55.0	3	44,986,000	4.2
55.1 - 60.0	5	254,650,000	24.0
60.1 - 65.2	13	392,616,719	37.0
Total	32	$1,061,941,665	100.0%
(1) See footnotes (1) and (5) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Loan Purpose
Loan Purpose	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Acquisition	13	$533,583,561	50.2%
Refinance	18	453,540,948	42.7
Recapitalization	1	74,817,156	7.0
Total	32	$1,061,941,665	100.0%

Distribution of Mortgage Interest Rates
Range of Mortgage Interest Rates (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
2.613 - 3.000	1	$30,000,000	2.8%
3.001 - 3.500	1	34,660,720	3.3
3.501 - 4.000	4	269,317,956	25.4
4.001 - 4.500	6	308,700,000	29.1
4.501 - 5.000	12	259,563,002	24.4
5.001 - 5.250	6	127,349,987	12.0
5.251 - 5.470	2	32,350,000	3.0
Total	32	$1,061,941,665	100.0%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

COLLATERAL OVERVIEW (continued)

Distribution of Debt Yield on Underwritten NOI(1)
Range of Debt Yields on Underwritten NOI (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
7.0 - 8.0	1	$70,000,000	6.6%
8.1 - 9.0	7	181,924,563	17.1
9.1 - 10.0	4	50,236,000	4.7
10.1 - 11.0	6	289,073,801	27.2
11.1 - 12.0	4	180,000,800	17.0
12.1 - 13.0	4	134,060,720	12.6
13.1 - 16.0	3	32,145,782	3.0
16.1 - 19.3	3	124,500,000	11.7
Total	32	$1,061,941,665	100.0%
(1) See footnotes (1) and (7) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Debt Yield on Underwritten NCF(1)
Range of Debt Yields on Underwritten NCF (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
6.9 - 8.0	3	$157,122,561	14.8%
8.1 - 9.0	8	198,302,002	18.7
9.1 - 10.0	5	175,328,156	16.5
10.1 - 11.0	5	140,481,644	13.2
11.1 - 12.0	3	174,400,800	16.4
12.1 - 13.0	2	59,660,720	5.6
13.1 - 16.0	3	32,145,782	3.0
16.1 - 19.0	3	124,500,000	11.7
Total	32	$1,061,941,665	100.0%
(1) See footnotes (1) and (7) to the table entitled “Mortgage Pool Characteristics” above.

Mortgage Loans with Original Partial Interest Only Periods
Original Partial Interest Only Period (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
12	2	$44,400,000	4.2%
24	4	$35,875,000	3.4%
36	2	$68,700,000	6.5%
60	4	$82,436,000	7.8%

Distribution of Original Terms to Maturity
Original Term to Maturity (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
60	2	$52,000,000	4.9%
120	27	802,440,865	75.6%
121	3	207,500,800	19.5%
Total	32	$1,061,941,665	100.0%

Distribution of Remaining Terms to Maturity
Range of Remaining Terms to Maturity (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
55 - 56	2	$52,000,000	4.9%
114 - 120	30	1,009,941,665	95.1
Total	32	$1,061,941,665	100.0%

Distribution of Original Amortization Terms(1)
Original Amortization Term (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Interest Only	15	$676,923,361	63.7%
300	2	25,427,426	2.4
360	14	284,773,722	26.8
Other(2)	1	74,817,156	7.0
Total	32	$1,061,941,665	100.0%
(1) All of the mortgage loans will have balloon payments at maturity.
(2) The U.S. Industrial Portfolio Whole Loan requires monthly debt service payments of (i) $125,000 of principal plus (ii) the amount of interest accrued on the outstanding principal balance of the whole loan during the related interest accrual period.

Distribution of Remaining Amortization Terms(1)
Range of Remaining Amortization Terms (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Interest Only	15	$676,923,361	63.7%
298 - 299	2	25,427,426	2.4
354 - 360	14	284,773,722	26.8
Other(2)	1	74,817,156	7.0
Total	32	$1,061,941,665	100.0%
(1) All of the mortgage loans will have balloon payments at maturity.
(2) The U.S. Industrial Portfolio Whole Loan requires monthly debt service payments of (i) $125,000 of principal plus (ii) the amount of interest accrued on the outstanding principal balance of the whole loan during the related interest accrual period.

Distribution of Prepayment Provisions
Prepayment Provision	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Defeasance	25	$897,544,104	84.5%
Yield Maintenance	7	164,397,561	15.5
Total	32	$1,061,941,665	100.0%

Distribution of Escrow Types
Escrow Type	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
TI/LC(1)	17	$484,762,602	46.9%
Replacement Reserves(2)	19	$445,907,584	42.0%
Real Estate Tax	16	$326,890,428	30.8%
Insurance	5	$150,825,000	14.2%
(1) Percentage of Initial Pool Balance secured by office, retail, industrial and mixed use properties only.
(2) Includes mortgage loans with FF&E reserves.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

SHORT TERM CERTIFICATE PRINCIPAL PAY DOWN SCHEDULE

Class A-2 Principal Pay Down(1)

Mortgage Loan Name	Property Type	Cut-off Date Balance	% of Initial Pool Balance	Remaining Loan Term	Underwritten NCF DSCR	Debt Yield on Underwritten NOI	Cut-off Date LTV Ratio
AMA Plaza	Office	$30,000,000	2.8%	55	6.71x	19.1%	27.3%
225 Bush Street	Office	$22,000,000	2.1%	56	4.66x	17.9%	27.1%

(1)	The table above presents the mortgage loans whose balloon payments would be applied to pay down the principal balance of the Class A-2 certificates assuming a 0% CPR and applying the modeling assumptions described under “Yield and Maturity Considerations” in the Preliminary Prospectus, including the assumptions that (i) none of the mortgage loans in the pool experience prepayments, defaults or losses; (ii) there are no extensions of maturity dates of any mortgage loans in the pool; and (iii) each mortgage loan in the pool is paid in full on its stated maturity date. Each class of certificates, including the Class A-2 certificates, and the retained interest evidences undivided ownership interests in the entire pool of mortgage loans. Debt service coverage ratio, debt yield and loan-to-value ratio information does not take into account subordinate debt (whether or not secured by the mortgaged property), if any, that is allowed under the terms of any mortgage loan. See Annex A-1 to the Preliminary Prospectus. See the footnotes to the table entitled “Mortgage Pool Characteristics” above.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW

Allocation Between

  the Certificates and

the Retained Interest	The aggregate amount available for distributions to holders of the certificates and the retained interest owner on each distribution date (net of specified expenses of the issuing entity, including fees payable to, and costs and expenses reimbursable to, the master servicer, the special servicer, the certificate administrator, the trustee, the operating advisor and the asset representations reviewer) will be allocated to (a) the retained interest, in an amount equal to the product of such amount multiplied by 2.7% (the “Retained Interest Percentage”) and (b) the certificates, in an amount equal to the product of such amount multiplied by 97.3% (the “Non-Retained Interest Percentage”), in each case such percentages being referred to in this Term Sheet as their respective “percentage allocation entitlement”.

Distributions	On each Distribution Date, funds available for distribution to the certificates, net of yield maintenance charges and prepayment premiums, will be distributed in the following amounts and order of priority (in each case to the extent of remaining available funds allocated to the certificates):

1.	Class A-1, A-2, A-3, A-4, A-AB, X-A and X-B certificates: to interest on the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class X-A and Class X-B certificates, up to, and pro rata in accordance with, their respective interest entitlements.

2.	Class A-1, A-2, A-3, A-4 and A-AB certificates: to the extent of funds allocable to principal received or advanced on the mortgage loans, (i) to principal on the Class A-AB certificates until their certificate balance is reduced to the Class A-AB scheduled principal balance set forth in Annex E to the Preliminary Prospectus for the relevant Distribution Date, then (ii) to principal on the Class A-1 certificates until their certificate balance is reduced to zero, all funds available for distribution of principal to the certificates remaining after the distributions to Class A-AB in clause (i) above, then (iii) to principal on the Class A-2 certificates until their certificate balance is reduced to zero, all funds available for distribution of principal to the certificates remaining after the distributions to Class A-1 in clause (ii) above, then (iv) to principal on the Class A-3 certificates until their certificate balance is reduced to zero, all funds available for distribution of principal to the certificates remaining after the distributions to Class A-2 in clause (iii) above, then (v) to principal on the Class A-4 certificates until their certificate balance is reduced to zero, all funds available for distribution of principal to the certificates remaining after the distributions to Class A-3 in clause (iv) above, and then (vi) to principal on the Class A-AB certificates until their certificate balance is reduced to zero, all funds available for distribution of principal to the certificates remaining after the distributions to Class A-4 in clause (v) above. If the certificate balances of each and every class of certificates other than the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates have been reduced to zero as a result of the allocation of mortgage loan losses to those certificates, funds available for distributions of principal to the certificates will be distributed to the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates, pro rata, based on their respective certificate balances (and the schedule for the Class A-AB principal distributions will be disregarded).

3.	Class A-1, A-2, A-3, A-4 and A-AB certificates: to reimburse the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates, pro rata, for any previously unreimbursed losses on the mortgage loans allocable to principal that were previously borne by those classes, together with interest at their respective pass-through rates.

4.	Class A-S certificates: (i) first, to interest on the Class A-S certificates up to its interest entitlement; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class of certificates with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates), to principal on the Class A-S certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse the Class A-S certificates for any previously unreimbursed losses on the mortgage loans allocable to principal that were previously borne by that class, together with interest at its pass-through rate.

5.	Class B certificates: (i) first, to interest on the Class B certificates up to its interest entitlement; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class of certificates with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, and Class A-S certificates), to principal on the Class B certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse the Class B certificates for any previously unreimbursed losses on the mortgage loans allocable to principal that were previously borne by that class, together with interest at its pass-through rate.

6.	Class C certificates: (i) first, to interest on the Class C certificates up to its interest entitlement; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class of certificates with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class A-S and Class B certificates), to principal on the Class C certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse the Class C certificates for any previously unreimbursed losses on the mortgage loans allocable to principal that were previously borne by that class, together with interest at its pass-through rate.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Distributions

(continued)	7.	Class D and Class X-D certificates: (i) first, to interest on the Class D and Class X-D certificates, in the amount of, and pro rata in accordance with, their respective interest entitlements; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class of certificates with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class A-S, Class B and Class C certificates), to principal on the Class D certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse the Class D certificates for any previously unreimbursed losses on the mortgage loans allocable to principal that were previously borne by that class, together with interest at its pass-through rate.

8.	Class E certificates: (i) first, to interest on the Class E certificates up to its interest entitlement; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class of certificates with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class A-S, Class B, Class C and Class D certificates), to principal on the Class E certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse the Class E certificates for any previously unreimbursed losses on the mortgage loans allocable to principal that were previously borne by that class, together with interest at its pass-through rate.

9.	After Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class X-A, Class X-B, Class A-S, Class B, Class C, Class D, Class X-D and Class E certificates are paid all amounts to which they are entitled, the remaining funds available for distribution to the certificates will be used to pay interest and principal and to reimburse any unreimbursed losses to the Class F and Class G certificates, sequentially, in that order in a manner analogous to the Class E certificates, until the certificate balance of each such class is reduced to zero.

Realized Losses	The certificate balances of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class A-S, Class B, Class C, Class D, Class E, Class F and Class G certificates will each be reduced without distribution on any Distribution Date as a write off to the extent of any loss realized on the mortgage loans allocated to such class of certificates on such Distribution Date. On each Distribution Date, the Non-Retained Interest Percentage of any such loss realized on the mortgage loans will be applied to such classes of certificates in the following order, in each case until the related certificate balance is reduced to zero: first, to the Class G certificates; second, to the Class F certificates; third, to the Class E certificates; fourth, to the Class D certificates; fifth, to the Class C certificates; sixth, to the Class B certificates; seventh, to the Class A-S certificates, and, finally pro rata, to the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates, based on their then current respective certificate balances. The notional amount of each class of Class X certificates will be reduced to reflect reductions in the certificate balances of the Related Certificates resulting from allocations of losses realized on the mortgage loans.

Prepayment Premiums

  and Yield Maintenance

Charges	On each Distribution Date, the Retained Interest Percentage of any yield maintenance charge collected on the mortgage loans during the applicable one-month period ending on the related Determination Date is required to be distributed to the retained interest owner. On each Distribution Date, the Non-Retained Interest Percentage of any yield maintenance charge collected on the mortgage loans during the applicable one-month period ending on the related Determination Date is required to be distributed as follows: (1) first such yield maintenance charge will be allocated between (x) the group (the “YM Group A”) of Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class X-A and Class A-S certificates, and (y) the group (the “YM Group B” and together with the YM Group A, the “YM Groups”), of the Class X-B, Class B, Class C and Class D certificates, pro rata, based upon the aggregate amount of principal distributed to the classes of certificates (other than the Class X certificates) in each YM group on such Distribution Date, and (2) then the portion of such yield maintenance charge allocated to each YM Group will be further allocated as among the classes of certificates in such YM Group in the following manner: (A) each class of certificates (other than the Class X Certificates) in such YM Group will entitle the applicable certificateholders to receive on the applicable Distribution Date that portion of such yield maintenance charge equal to the product of (x) a fraction whose numerator is the amount of principal distributed to such class of certificates on such Distribution Date and whose denominator is the total amount of principal distributed to all of the certificates (other than the Class X Certificates) in that YM Group on such Distribution Date, (y) the Base Interest Fraction for the related principal prepayment and such class of certificates, and (z) the aggregate amount of such yield maintenance charge allocated to such YM Group and (B) the amount of such yield maintenance charge allocated to such YM Group and remaining after such distributions will be distributed to the Class X certificates in such YM Group. If there is more than one class of certificates (other than the Class X Certificates) in either YM Group entitled to distributions of principal on any particular Distribution Date on which yield maintenance charges are distributable to such classes of certificates, the aggregate amount of such yield maintenance charges will be allocated among all such classes of certificates (other than the Class X) up to, and on a pro rata basis in accordance with, their respective entitlements in those yield maintenance charges in accordance with the second sentence of this paragraph.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Prepayment Premiums

  and Yield Maintenance

Charges (cont’d)	The “Base Interest Fraction” with respect to any principal prepayment on any mortgage loan and with respect to any class of Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class A-S, Class B, Class C and Class D certificates is a fraction (a) whose numerator is the amount, if any, by which (i) the pass-through rate on such class of certificates exceeds (ii) the discount rate used in accordance with the related loan documents in calculating the yield maintenance charge with respect to such principal prepayment and (b) whose denominator is the amount, if any, by which (i) the mortgage loan rate on such mortgage loan exceeds (ii) the discount rate used in accordance with the related loan documents in calculating the yield maintenance charge with respect to such principal prepayment; provided, however, that under no circumstances will the Base Interest Fraction be greater than one. If such discount rate is greater than or equal to the lesser of (x) the mortgage loan rate on the prepaid mortgage loan and (y) the pass-through rate described in the preceding sentence, then the Base Interest Fraction will equal zero; provided, however, if such discount rate is greater than or equal to the mortgage loan rate, but less than the pass-through rate, the Base Interest Fraction will be one.

If a prepayment premium is imposed in connection with a prepayment rather than a yield maintenance charge, then the prepayment premium so collected will be allocated as described above. For this purpose, the discount rate used to calculate the Base Interest Fraction will be the discount rate used to determine the yield maintenance charge for mortgage loans that require payment at the greater of a yield maintenance charge or a minimum amount equal to a fixed percentage of the principal balance of the mortgage loan or, for mortgage loans that only have a prepayment premium based on a fixed percentage of the principal balance of the mortgage loan, such other discount rate as may be specified in the related loan documents.

No prepayment premiums or yield maintenance charges will be distributed to holders of the Class X-D, Class E, Class F, Class G or Class R certificates. Instead, after the notional amounts of the Class X-A and Class X-B certificates and the certificate balances of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class A-S, Class B, Class C and Class D certificates have been reduced to zero, all prepayment premiums and yield maintenance charges allocated to the certificateholders will be distributed to holders of the Class X-B certificates. For a description of prepayment premiums and yield maintenance charges required on the mortgage loans, see Annex A to the Preliminary Prospectus. See also “Certain Legal Aspects of Mortgage Loans” in the Preliminary Prospectus. Prepayment premiums and yield maintenance charges will be distributed on any Distribution Date only to the extent they are received in respect of the mortgage loans as of the related Determination Date. See also “Description of the Certificates—Allocation of Yield Maintenance Charges and Prepayment Premiums” in the Preliminary Prospectus.

Non-Serviced Loans	The 350 Park Avenue, U.S. Industrial Portfolio, Simon Premium Outlets, AMA Plaza and 225 Bush Street mortgage loans are referred to in this Term Sheet as “non-serviced loans”. The Pentagon Center mortgage loan will become a “non-serviced loan” upon the securitization of the Pentagon Center controlling companion loan. The non-serviced loans and related companion loans are being, or are expected to be, serviced and administered in accordance with, and all decisions, consents, waivers, approvals and other actions on the part of the holders of the non-serviced loans and the related companion loans will be, or are expected to be, effected in accordance with, the related Controlling PSA set forth under the “Companion Loan Summary” table above and the related co-lender agreement. Consequently, the servicing provisions set forth in this Term Sheet will generally not be applicable to the non-serviced loans, but instead such servicing and administration of the non-serviced loans will be governed by the related Controlling PSA and the related co-lender agreements. The Controlling PSA provides for servicing in a manner acceptable for rated transactions similar in nature to this securitization. The non-serviced loans are discussed further under “—Whole Loans” below.

Advances	The master servicer and, if it fails to do so, the trustee, will be obligated to make P&I advances with respect to each mortgage loan and, with respect to each serviced mortgage loan and serviced whole loan, servicing advances, including paying delinquent property taxes, condominium assessments, insurance premiums and ground lease rents, but only to the extent that those advances are not deemed non-recoverable from collections on the related serviced mortgage loan (or, if applicable, serviced whole loan) and, in the case of P&I advances, subject to reduction in connection with any appraisal reduction amounts that may occur. Notwithstanding the foregoing, servicing advances for the non-serviced loans will be made by the parties of, and pursuant to, the applicable Controlling PSA (as discussed under “—Whole Loans” below).

A “serviced mortgage loan” is any mortgage loan other than a non-serviced mortgage loan.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Appraisal Reduction

Amounts	An appraisal reduction amount generally will be created with respect to a required appraisal loan (which is a serviced mortgage loan or serviced whole loan) as to which certain defaults, modifications or insolvency events have occurred (as further described in the Preliminary Prospectus) in the amount, if any, by which the principal balance of such required appraisal loan, plus other amounts overdue or advanced in connection with such required appraisal loan, exceeds 90% of the appraised value of the related mortgaged property plus certain escrows and reserves (including letters of credit) held with respect to such required appraisal loan. In general, any appraisal reduction amount calculated with respect to a whole loan will be allocated, first, to any related subordinate companion loan, up to its outstanding principal balance, and then, to the related mortgage loan and pari passu companion loan(s) on a pro rata basis in accordance with their respective outstanding principal balances. In the case of any non-serviced loan, any appraisal reduction amounts will be calculated pursuant to, and by a party to, the related Controlling PSA (as discussed under “—Whole Loans” below). As a result of an appraisal reduction amount being calculated for and/or allocated to a given mortgage loan, the interest portion of any P&I advance for such mortgage loan that would otherwise be allocable to the certificates will be reduced, which will have the effect of reducing the amount of interest available for distribution to the most subordinate class(es) of certificates (exclusive of the Class R certificates) then outstanding (i.e., first, to the Class G certificates, then to the Class F certificates, then to the Class E certificates, then, pro rata based on interest entitlements, to the Class D and Class X-D certificates, then to the Class C certificates, then to the Class B certificates, then to the Class A-S certificates, and then, pro rata based on interest entitlements, to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class X-A and Class X-B certificates). In general, a mortgage loan (or whole loan, if applicable) serviced under the pooling and servicing agreement for this transaction will cease to be a required appraisal loan, and no longer be subject to an appraisal reduction amount, when the same has ceased to be a specially serviced loan (if applicable), has been brought current for at least three consecutive months and no other circumstances exist that would cause such mortgage loan (or whole loan, if applicable) to be a required appraisal loan.

At any time an Appraisal is ordered with respect to a property that would result in appraisal reduction amount with respect to a serviced mortgage loan or serviced whole loan, if applicable, that would result in a change in the controlling class, certain certificateholders will have a right to request a new appraisal as described in the Preliminary Prospectus.

Age of Appraisals	Appraisals (which can be an update of a prior appraisal) ordered under the pooling and servicing agreement for this transaction with respect to a mortgaged property are required to be no older than 9 months for purposes of determining appraisal reductions (other than the annual re-appraisal), market value, and other calculations as described in the Preliminary Prospectus.

Sale of Defaulted Loans	There will be no “Fair Market Value Purchase Option,” instead defaulted loans will be sold in a process similar to the sale process for REO property.

Cleanup Call	On any distribution date on which the aggregate unpaid principal balance of the mortgage loans remaining in the issuing entity is less than 1% of the aggregate principal balance of the pool of mortgage loans as of the Cut-off Date, certain specified persons will have the option to purchase all of the remaining mortgage loans (and all property or the issuing entity’s interest therein acquired through exercise of remedies in respect of any mortgage loan) at the price specified in the Preliminary Prospectus. Exercise of the option will terminate the issuing entity and retire the then outstanding certificates.

If the aggregate certificate balances and notional amounts of all certificates senior to the Class E certificates have been reduced to zero, if the master servicer has received the payment specified in the pooling and servicing agreement from the holder (or holders acting unanimously) of the remaining certificates and the retained interest and the Retained Interest Transfer Restriction Period has expired, the issuing entity could also be terminated in connection with an exchange of all the then-outstanding certificates (excluding the Class R certificates) and the retained interest, for the mortgage loans and each REO property remaining in the issuing entity.

The “Retained Interest Transfer Restriction Period” means the period from the Closing Date to the earlier of:

(a)	the latest of (i) the date on which the aggregate unpaid principal balance of all outstanding mortgage loans has been reduced to 33.0% of the aggregate balance of the mortgage loans as of the cut-off date; (ii) the date on which the aggregate outstanding principal balance of the Principal Balance Certificates has been reduced to 33.0% of the aggregate outstanding principal balance of the certificates (other than the Class X certificates and the Class R certificates) as of the cut-off date; and (iii) two years after the Closing Date, and

(b)	such time as when the Credit Risk Retention Rules cease to require the retention of risk with respect to this securitization transaction, resulting from the repeal, amendment or modification of all or any portion of the Credit Risk Retention Rules.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Directing Holder /

Controlling Class

Representative	The “Directing Holder” will be (a) with respect to any serviced mortgage loan (other than the Pentagon Center mortgage loan) or serviced whole loan (other than the Pentagon Center whole loan), the Controlling Class Representative, and (b) with respect to the Pentagon Center whole loan, (i) until the securitization of the Pentagon Center controlling companion loan, the holder of the Pentagon Center controlling companion loan, and (ii) upon the securitization of the Pentagon Center controlling companion loan, the controlling class representative or other directing certificateholder (or equivalent) under such securitization.

The “Controlling Class Representative” will be the controlling class certificateholder (or its representative) selected by a majority of the voting rights of the controlling class (by certificate principal balance). The controlling class is the most subordinate class of the Class F and Class G certificates that has an outstanding certificate balance as notionally reduced by any appraisal reduction amounts and collateral deficiency amounts allocated to such class, that is equal to or greater than 25% of the initial certificate balance of that class of certificates. At any time when Class F is the controlling class, the majority controlling class certificateholder may elect under certain circumstances to opt-out from its rights under the pooling and servicing agreement. See “The Pooling and Servicing Agreement—The Directing Holder” in the Preliminary Prospectus. No other class of certificates will be eligible to act as the controlling class or appoint a Controlling Class Representative.

It is anticipated that RREF III-D AIV RR, LLC (or another affiliate of Rialto Capital Advisors, LLC) is expected to purchase the Class E, Class F and Class G certificates, and, on the Closing Date, is expected to appoint itself (or its affiliate) to be the initial Controlling Class Representative.

Control/Consultation

Rights	The Directing Holder will have consultation and approval rights with respect to certain major decisions (including with respect to assumptions, waivers, loan modifications and workouts) for so long as no Control Termination Event exists.

A “Control Termination Event” will occur with respect to any serviced mortgage loan (other than the Pentagon Center mortgage loan) or serviced whole loan (other than the Pentagon Center whole loan), when the Class F certificates have an outstanding certificate balance, as notionally reduced by any appraisal reduction amounts and collateral deficiency amounts allocated to such class, that is less than 25% of the initial certificate balance of that class of certificates.

So long as a Control Termination Event does not exist, the Directing Holder will be entitled to direct the special servicer to take, or refrain from taking, certain actions that would constitute major decisions with respect to a serviced mortgage loan (other than the Pentagon Center mortgage loan) or serviced whole loan (other than the Pentagon Center whole loan) and will also have the right to notice and to consent to certain material actions that would constitute major decisions that the master servicer or the special servicer plan on taking with respect to a serviced mortgage loan (other than the Pentagon Center mortgage loan) or serviced whole loan (other than the Pentagon Center whole loan) subject to the servicing standard and other restrictions as described in the Preliminary Prospectus.

A “Consultation Termination Event” will occur with respect to any serviced mortgage loan (other than the Pentagon Center whole loan) or serviced whole loan (other than the Pentagon Center whole loan), when the Class F certificates have an outstanding certificate balance, without regard to the application of any appraisal reductions amounts, that is less than 25% of the initial certificate balance of that class of certificates.

Notwithstanding the foregoing, with respect to the non-serviced whole loans, so long as a Consultation Termination Event does not exist, the issuing entity will have consultation rights with respect to certain major decisions (including with respect to assumptions, waivers, loan modifications and workouts) regarding the non-serviced whole loans and the Controlling Class Representative will be entitled to exercise such consultation rights pursuant to the terms of the related intercreditor agreement, and as described under “Description of the Mortgage Pool—The Whole Loans” in the Preliminary Prospectus.

Risk Retention

Consultation Party	The risk retention consultation party will be appointed by the retained interest owner. Except with respect to an excluded loan as to such party, the risk retention consultation party will be entitled to consult with the special servicer with respect to certain material servicing actions proposed by the special servicer.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Whole Loans	Each pari passu companion loan described below in this section “Whole Loans” is referred to in this Term Sheet as a “pari passu companion loan” and a “companion loan” and the subordinate companion loans described in this section “Whole Loans” is referred to in this Term Sheet as a “subordinate companion loan” and a “companion loan”. Each whole loan or companion loan below in this section “Whole Loans” is also refered to as a “serviced whole loan” or “serviced companion loan” at any time that the Controlling PSA is the GSMS 2017-GS5 pooling and servicing agreement (referred to as the “GSMS 2017-GS5 PSA” in this Term Sheet) and as a “non-serviced whole loan” or “non-serviced companion loan” at any time that the Controlling PSA is not the GSMS 2017-GS5 PSA. See "Companion Loan Summary” table above. Each mortgage loan and the related pari passu companion loans are pari passu in right of payment to each other to the extent described under “Description of the Mortgage Pool—The Whole Loans” in the Preliminary Prospectus.

The 350 Park Avenue mortgage loan, which will be contributed to the issuing entity, has an outstanding principal balance as of the Cut-off Date of $100,000,800, represents approximately 9.4% of the Initial Pool Balance, and has (i) two related pari passu companion loans with an aggregate outstanding principal balance as of the Cut-off Date of $129,320,000, which were contributed to the VNDO 2016-350P securitization trust, (ii) one related pari passu companion loan with an outstanding principal balance as of the Cut-off Date of $66,667,200, which is not included in the issuing entity, is currently held by Deutsche Bank AG, New York Branch, and is expected to be contributed to one or more future securitization trusts and (iii) two subordinate companion loans with an aggregate outstanding principal balance as of the Cut-off Date of $104,012,000, which were contributed to the VNDO 2016-350P securitization trust.  The 350 Park Avenue mortgage loan and the related companion loans are collectively referred to in this Term Sheet as the “350 Park Avenue whole loan”.The 350 Park Avenue whole loan is serviced by the VNDO 2016-350P servicer and, if and to the extent necessary, the VNDO 2016-350P special servicer, under the VNDO 2016-350P trust and servicing agreement (referred to as the “VNDO 2016-350P TSA” in this Term Sheet) and the related co-lender agreement.

The Lafayette Centre mortgage loan, which will be contributed to the issuing entity, has an outstanding principal balance as of the Cut-off Date of $82,500,000, represents approximately 7.8% of the Initial Pool Balance, and has two related pari passu companion loans with an aggregate outstanding principal balance as of the Cut-off Date of $160,500,000, that are currently held by Goldman Sachs Mortgage Company (“GSMC”), and are expected to be contributed to one or more future securitization trusts. The Lafayette Centre mortgage loan and the related companion loans are collectively referred to in this Term Sheet as the “Lafayette Centre whole loan”. The Lafayette Centre whole loan will be serviced by the GSMS 2017-GS5 master servicer and, if and to the extent necessary, the GSMS 2017-GS5 special servicer under the GSMS 2017-GS5 PSA and the related co-lender agreement.

The U.S. Industrial Portfolio mortgage loan, which will be contributed to the issuing entity, has an outstanding principal balance as of the Cut-off Date of $74,817,156, represents approximately 7.0% of the Initial Pool Balance, and has three related pari passu companion loans with an aggregate outstanding principal balance as of the Cut-off Date of $232,072,844. One such companion loan, with an outstanding principal balance as of the Cut-off Date of $84,792,777, was contributed to the GSMS 2016-GS3 securitization trust, one such companion loan, with an outstanding principal balance as of the Cut-off Date of $74,817,156, was contributed to the GSMS 2016-GS4 securitization trust, and one related pari passu companion loan with an outstanding principal balance as of the Cut-off Date of $72,462,910 is currently held by GSMC, and are expected to be contributed to one or more future securitization trusts. The U.S. Industrial Portfolio mortgage loan and the related companion loans are collectively referred to in this Term Sheet as the “U.S. Industrial Portfolio whole loan”. The U.S. Industrial Portfolio whole loan is being serviced by the GSMS 2016-GS3 master servicer and, if and to the extent necessary, the GSMS 2016-GS3 special servicer under the GSMS 2016-GS3 pooling and servicing agreement (referred to as the “GSMS 2016-GS3 PSA” in this Term Sheet) and the related co-lender agreement.

The GSK R&D Centre mortgage loan, which will be contributed to the issuing entity, has an outstanding principal balance as of the Cut-off Date of $72,500,000, represents approximately 6.8% of the Initial Pool Balance, and has one related pari passu companion loan with an outstanding principal balance as of the Cut-off Date of $65,500,000, that is currently held by GSMC, and is expected to be contributed to one or more future securitization trusts. The GSK R&D Centre mortgage loan and the related companion loan are collectively referred to in this Term Sheet as the “GSK R&D Centre whole loan”. The GSK R&D Centre whole loan will be serviced by the GSMS 2017-GS5 master servicer and, if and to the extent necessary, the GSMS 2017-GS5 special servicer under the GSMS 2017-GS5 PSA and the related co-lender agreement.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Whole Loans

(continued)	The Ericsson North American HQ mortgage loan, which will be contributed to the issuing entity, has an outstanding principal balance as of the Cut-off Date of $58,000,000, represents approximately 5.5% of the Initial Pool Balance, and has one related pari passu companion loan with an outstanding principal balance as of the Cut-off Date of $45,600,000, that is currently held by GSMC, and is expected to be contributed to one or more future securitization trusts. The Ericsson North American HQ mortgage loan and the related companion loan are collectively referred to in this Term Sheet as the “Ericsson North American HQ whole loan”. The Ericsson North American HQ whole loan will be serviced by the GSMS 2017-GS5 master servicer and, if and to the extent necessary, the GSMS 2017-GS5 special servicer under the GSMS 2017-GS5 PSA and the related co-lender agreement.

The Simon Premium Outlets mortgage loan, which will be contributed to the issuing entity, has an outstanding principal balance as of the Cut-off Date of $34,660,720, represents approximately 3.3% of the Initial Pool Balance, and one related pari passu companion loans with an aggregate outstanding principal balance as of the Cut-off Date of $66,350,521, that was contributed to the GSMS 2016-GS4 securitization trust. The Simon Premium Outlets mortgage loan and the related pari passu companion loan are collectively referred to in this Term Sheet as the “Simon Premium Outlets whole loan”. The Simon Premium Outlets whole loan will be serviced by the GSMS 2016-GS4 master servicer and, if and to the extent necessary, the GSMS 2016-GS4 special servicer under the GSMS 2016-GS4 PSA and the related co-lender agreement.

The AMA Plaza mortgage loan, which will be contributed to the issuing entity, has an outstanding principal balance as of the Cut-off Date of $30,000,000, represents approximately 2.8% of the Initial Pool Balance, and has (i) one related pari passu companion loan with an outstanding principal balance as of the Cut-off Date of $100,000,000, that was contributed to the GSMS 2016-GS4 securitization trust, (ii) one related subordinate companion loan with an outstanding principal balance as of the Cut-off Date of $101,600,000 that was contributed to the GSMS 2016-GS4 securitization trust and (iii) one subordinate companion loan with an outstanding principal balance as of the Cut-off Date of $72,400,000, that was sold to a third-party. The AMA Plaza subordinate companion loans are generally subordinate in right of payment to the AMA Plaza mortgage loan and the related pari passu companion loan to the extent described under “Description of the Mortgage Pool—The Whole Loans” in the Preliminary Prospectus. The AMA Plaza mortgage loan and the related companion loans are collectively referred to in this Term Sheet as the “AMA Plaza whole loan”.  The AMA Plaza whole loan is serviced by the GSMS 2016-GS4 master servicer and, if and to the extent necessary, Wells Fargo Bank, National Association, the AMA Plaza whole loan special servicer, under the GSMS 2016-GS4 PSA and the related co-lender agreement.

The Pentagon Center mortgage loan, which will be contributed to the issuing entity, has an outstanding principal balance as of the Cut-off Date of $25,000,000, represents approximately 2.4% of the Initial Pool Balance, and has (i) one related pari passu companion loan (the “Pentagon Center controlling companion loan”) with an outstanding principal balance as of the Cut-off Date of $80,000,000, that is currently held by GSMC, and is expected to be contributed to one or more future securitization trusts and (ii) two related pari passu companion loan with an aggregate outstanding principal balance as of the Cut-off Date of $105,000,000, that are currently held by Morgan Stanley Bank, N.A., a sponsor and an originator, and are expected to be contributed to one or more future securitization trusts. The Pentagon Center mortgage loan and the related pari passu companion loans are collectively referred to in this Term Sheet as the “Pentagon Center whole loan”. Until the Pentagon Center controlling companion is included in another securitization, the Pentagon Center whole loan will be serviced under the GSMS 2017-GS5 PSA and the related co-lender agreement. Upon the contribution of the Pentagon Center controlling companion loan into the another securitization, the Pentagon Center whole loan is expected to be serviced by the master servicer and, if and to the extent necessary, the special servicer, under the related pooling and servicing agreement.

The 225 Bush Street mortgage loan, which will be contributed to the issuing entity, has an outstanding principal balance as of the Cut-off Date of $22,000,000, represents approximately 2.1% of the Initial Pool Balance, and has (i) one related pari passu companion loan with an outstanding principal balance as of the Cut-off Date of $100,000,000, that was contributed to the GSMS 2016-GS4 securitization trust and (ii) one related subordinate companion loan with an outstanding principal balance as of the Cut-off Date of $113,000,000 that was contributed to the GSMS 2016-GS4 securitization trust. The 225 Bush Street subordinate companion loan is generally subordinate in right of payment to the 225 Bush Street mortgage loan and the related pari passu companion loan to the extent described under “Description of the Mortgage Pool—The Whole Loans” in the Preliminary Prospectus. The 225 Bush Street mortgage loan and the related companion loans are collectively referred to in this Term Sheet as the “225 Bush Street whole loan”.  The 225 Bush Street whole loan is serviced by the GSMS 2016-GS4 master servicer and, if and to the extent necessary, AEGON USA Realty Advisors, LLC, the 225 Bush Street whole loan special servicer, under the GSMS 2016-GS4 PSA and the related co-lender agreement.

For more information regarding the Whole Loans, see “Summary of Terms—Whole Loans” and “Description of the Mortgage Pool—The Whole Loans” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Servicing Standard	Each of the serviced mortgage loans and serviced whole loans will be serviced by the master servicer and the special servicer pursuant to the terms of the GSMS 2017-GS5 PSA. In all circumstances, each of the master servicer and the special servicer is obligated to act in the best interests of the certificateholders and the retained interest owner (and, in the case of a serviced whole loan, the holder(s) of the related serviced companion loan(s)) as a collective whole as if such certificateholders and the retained interest owner (and, if applicable, such companion loan holder), constituted a single lender (taking into account the pari passu or subordinate nature of any related companion loan(s)). The special servicer is required to determine the effect on net present value of various courses of action (including workout or foreclosure), using the Calculation Rate as the discount rate, and pursue the course of action that it determines would maximize recovery on a net present value basis.

“Calculation Rate” means:

(a)	for principal and interest payments on a mortgage loan or proceeds from the sale of a defaulted loan, the highest of (i) the rate determined by the master servicer or the applicable special servicer, as applicable, that approximates the market rate that would be obtainable by borrowers on similar debt of the borrowers as of such date of determination, (ii) the mortgage loan rate and (iii) the yield on 10-year US treasuries; and

(b)	for all other cash flows, including property cash flow, the “discount rate” set forth in the most recent appraisal (or update of such appraisal).

Termination of

Special Servicer	Except as limited by certain conditions described in the Preliminary Prospectus, prior to the occurrence and continuance of a Control Termination Event, the Directing Holder may replace the special servicer, with or without cause, at any time. After the occurrence and during the continuance of a Control Termination Event, the holders of at least 25% of the voting rights of the retained interest and the certificates (other than the Class R certificates) may request a vote to replace the special servicer (other than with respect to the non-serviced whole loan). The subsequent vote may result in the termination and replacement of the special servicer if, within 180 days of the initial request for that vote, the holders of (a) at least 75% of a Quorum, or (b) more than 50% of the voting rights of each ABS Interest of Non-Reduced Interests vote affirmatively to so replace the special servicer. A “Quorum” means, in connection with any solicitation of votes in connection with the replacement of the special servicer described above or the asset representations reviewer described below, the holders of voting rights evidencing at least 75% of the aggregate voting rights (taking into account the application of realized losses and, other than with respect to the termination of the asset representations reviewer, the application of any appraisal reduction amounts to notionally reduce the certificate balance of the certificates and the retained interest balance of the retained interest).

If at any time the operating advisor determines, in its sole discretion exercised in good faith, that (1) the special servicer is not performing its duties as required under the pooling and servicing agreement or is otherwise not acting in accordance with the servicing standard, and (2) the replacement of the special servicer would be in the best interest of the certificateholders and the retained interest owner as a collective whole, the operating advisor will be have the right to recommend the replacement of the special servicer. The operating advisor’s recommendation to replace the special servicer must be confirmed within 180 days of after the notice is posted to the certificate administrator’s website by an affirmative vote of holders of voting rights evidencing at least a majority of a quorum (which, for this purpose is the holders that (i) evidence at least 20% of the voting rights (taking into account the application of any appraisal reduction amounts to notionally reduce the respective certificate balances and the retained interest balance) of all certificates (other than the Class X and Class R certificates) and the retained interest on an aggregate basis, and (ii) consist of at least 3 certificateholders, certificate owners or retained interest owner that are not affiliated with each other).

If the special servicer obtains knowledge that it has become a “borrower party” (as described in the Preliminary Prospectus) with respect to a mortgage loan or whole loan, the special servicer will not be permitted to act as special servicer with respect to that mortgage loan or whole loan. Subject to certain limitations described in the Preliminary Prospectus, the applicable Directing Holder (so long as it is not itself a borrower party and so long as no Control Termination Event has occurred and is continuing) will be entitled to appoint a replacement special servicer for that mortgage loan or whole loan. If the Directing Holder is precluded from appointing a replacement special servicer, a replacement special servicer will be appointed in the manner specified in the pooling and servicing agreement for this transaction.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Servicing Compensation	Modification Fees: With respect to the serviced mortgage loans and serviced whole loan certain fees resulting from modifications, amendments, waivers or other changes to the terms of the loan documents, as more fully described in the Preliminary Prospectus, will be used to offset expenses on the related serviced mortgage loan (i.e. reimburse the trust for certain expenses including unreimbursed advances and interest on unreimbursed advances previously incurred (other than special servicing fees, workout fees and liquidation fees) on the related serviced mortgage loan but not yet reimbursed to the trust or servicers) or to pay expenses (other than special servicing fees, workout fees and liquidation fees) that are still outstanding, in each case unless as part of the written modification the related borrower is required to pay these amounts on a going forward basis or in the future. Any excess modification fees not so applied to offset expenses will be available as compensation to the master servicer and/or special servicers. Within any prior 12 month period, all excess modification fees earned by the master servicer or by a special servicer (after taking into account the offset described below applied during such 12-month period) with respect to any serviced mortgage loan will be subject to a cap equal to the greater of (i) 1% of the outstanding certificate balance of such mortgage loan after giving effect to such transaction and (ii) $25,000.

All excess modification fees earned by the special servicer will be required to offset any future workout fees or liquidation fees payable with respect to the related serviced mortgage loan or related REO property; provided, that if the serviced mortgage loan ceases being a corrected loan, and is subject to a subsequent modification, any excess modification fees earned by the special servicer prior to such serviced mortgage loan ceasing to be a corrected loan will no longer be offset against future liquidation fees and workout fees unless such serviced mortgage loan ceased to be a corrected loan within 18 months of it becoming a modified mortgage loan (or modified whole loan, if applicable).

Penalty Fees: All late fees and default interest will first be used to reimburse certain expenses previously incurred with respect to the related serviced mortgage loan (other than special servicing fees, workout fees and liquidation fees) but not yet reimbursed to the trust, the master servicer or the special servicer or to pay certain expenses (other than special servicing fees, workout fees and liquidation fees) that are still outstanding on the related serviced mortgage loan, and any excess received with respect to a serviced mortgage loan will be paid to the master servicer (for penalty fees accrued while a non-specially serviced loan) and the special servicer (for penalty fees accrued while a specially serviced loan). To the extent any amounts reimbursed out of penalty charges are subsequently recovered on a related serviced mortgage loan, they will be paid to the master servicer or special servicer who would have been entitled to the related penalty charges that were previously used to reimburse such expense.

Liquidation / Workout Fees: Liquidation fees will be calculated at the lesser of (a) 1.0% and (b) such lower rate as would result in a liquidation fee of $1,000,000, for each serviced mortgage loan that is a specially serviced loan and any REO property and, in certain circumstances, each serviced mortgage loan that is not a specially servided mortgage loan, subject in any case to a minimum liquidation fee of $25,000. For any serviced mortgage loan that is a corrected loan, workout fees will be calculated at the lesser of (a) 1.0% and (b) such lower rate as would result in a workout fee of $1,000,000 when applied to each expected payment of principal and interest (other than default interest) on the related serviced mortgage loan from the date such serviced mortgage loan becomes a corrected loan through and including the then related maturity date; or in any case such higher rate as would result in a workout fee of $25,000 when applied to each expected payment of principal and interest (other than default interest) on the related serviced mortgage loan from the date such serviced mortgage loan becomes a corrected loan through and including the then related maturity date.

Notwithstanding the foregoing, in connection with a maturity default, no liquidation or workout fee will be payable in connection with a payoff or refinancing of the related serviced mortgage loan within 90 days of the maturity default.

Operating Advisor	The operating advisor will have access to any final asset status report and information available with respect to the transaction on the certificate administrator’s website and will have certain monitoring responsibilities on behalf of the entire issuing entity. After the occurrence and during the continuance of an Operating Advisor Consultation Event, the operating advisor will be entitled to consult with the special servicer with respect to certain major decisions on behalf of the issuing entity and in the best interest of, and for the benefit of, the certificateholders and the retained interest owner and, in the case of a serviced whole loan, the related companion loan holder(s), as a collective whole, as if those certificateholders and the retained interest owner and, if applicable, such companion loan holder(s) constituted a single lender (taking into account the pari passu or subordinate nature of any related companion loan(s)).

The operating advisor will be subject to termination without cause if the holders of at least 15% of the voting rights of Non-Reduced Interests vote to terminate and replace the operating advisor and such vote is approved by the holders of more than 50% of the voting rights of Non-Reduced Interests that exercise their right to vote, provided that the holders of at least 50% of the voting rights of Non-Reduced Interests have exercised their right to vote. The holders initiating such vote will be responsible for the fees and expenses in connection with the vote and replacement.

An “Operating Advisor Consultation Event” will occur when either (i) the aggregate certificate balance of the HRR Certificates (taking into account the application of any appraisal reduction amounts to notionally reduce the certificate balance of any class of the HRR Certificates) is 25% or less of the initial aggregate Certificate Balance of the HRR Certificates or (ii) a control termination event has occurred and is continuing.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Asset Representations

Reviewer	The asset representations reviewer will be required to review certain delinquent mortgage loans after a specified delinquency threshold has been exceeded and the required percentage of certificateholders vote to direct a review of such delinquent mortgage loans. The specified delinquency threshold will occur when either (1) mortgage loans with an aggregate outstanding principal balance of 25% or more of the aggregate outstanding principal balance of all of the mortgage loans (including any REO loans (or a portion of any REO loan in the case of a whole loan)) held by the issuing entity as of the end of the applicable collection period are delinquent loans or (2) at least 15 mortgage loans are delinquent loans as of the end of the applicable collection period and the outstanding certificate balance of such delinquent loans in the aggregate constitutes at least 20% of the aggregate outstanding principal balance of all of the mortgage loans (including any REO loans (or a portion of any REO loan in the case of a whole loan)) held by the issuing entity as of the end of the applicable collection period. The asset representations reviewer may be terminated and replaced without cause. Upon (i) the written direction of holders evidencing not less than 25% of the voting rights (taking into account realized losses, but without regard to the application of any appraisal reduction amounts to notionally reduce the certificate balance of the certificates or the retained interest balance of the retained interest) requesting a vote to terminate and replace the asset representations reviewer with a proposed successor asset representations reviewer that is an eligible asset representations reviewer, and (ii) payment by such holders to the certificate administrator of the reasonable fees and expenses to be incurred by the certificate administrator in connection with administering such vote, the certificate administrator will promptly provide notice to all certificateholders, the retained interest owner and the asset representations reviewer of such request by posting such notice on its internet website, and by mailing such notice to all certificateholders, the retained interest owner and the asset representations reviewer. Upon the written direction of holders of voting rights evidencing more than 75% of a Quorum, the Trustee will terminate all of the rights and obligations of the asset representations reviewer under the pooling and servicing agreement by written notice to the asset representations reviewer, and the proposed successor asset representations reviewer will be appointed. See “Pooling and Servicing Agreement—The Asset Representations Reviewer” in the Preliminary Prospectus.

Dispute Resolution

Provisions	The mortgage loan seller will be subject to the dispute resolution provisions set forth in the pooling and servicing agreement to the extent those provisions are triggered with respect to any mortgage loan and the mortgage loan seller will be obligated under the mortgage loan purchase agreement to comply with all applicable provisions and to take part in any mediation or arbitration proceedings that may result. Generally, in the event that a repurchase request as described in the Preliminary Prospectus is not “Resolved” within 180 days after the related mortgage loan seller receives such repurchase request, then the enforcing servicer will be required to send a notice to the initial requesting holder (if any) indicating the enforcing servicer’s intended course of action with respect to the repurchase request. If (a) the enforcing servicer’s intended course of action with respect to the repurchase request does not involve pursuing further action to exercise rights against the mortgage loan seller with respect to the repurchase request and the initial requesting holder, if any, or any other certificateholder, certificate owner or retained interest owner wishes to exercise its right to refer the matter to mediation (including nonbinding arbitration) or arbitration, or (b) the enforcing servicer’s intended course of action is to pursue further action to exercise rights against the related mortgage loan seller with respect to the repurchase request but the initial requesting holder, if any, or any other certificateholder, certificate owner or retained interest owner does not agree with the dispute resolution method selected by the enforcing servicer, then the initial requesting holder, if any, or such other certificateholder, certificate owner or retained interest owner may deliver a written notice to the enforcing servicer indicating its intent to exercise its right to refer the matter to either mediation or arbitration. “Resolved” means, with respect to a repurchase request, (i) that the related material defect has been cured, (ii) the related mortgage loan has been repurchased in accordance with the related mortgage loan purchase agreement, (iii) a mortgage loan has been substituted for the related mortgage loan in accordance with the related mortgage loan purchase agreement, (iv) the mortgage loan seller made the loss of value payment, (v) a contractually binding agreement is entered into between the enforcing servicer, on behalf of the issuing entity, and the mortgage loan seller that settles the related mortgage loan seller’s obligations under the mortgage loan purchase agreement, or (vi) the related mortgage loan is no longer property of the issuing entity as a result of a sale or other disposition in accordance with the pooling and servicing agreement. See “Pooling and Servicing Agreement—Dispute Resolution Provisions” in the Preliminary Prospectus.

Deal Website	The certificate administrator will maintain a deal website including, but not limited to:

—all special notices delivered.

—summaries of final asset status reports.

—all appraisals in connection with an appraisal reduction plus any subsequent appraisal updates.

—an “Investor Q&A Forum” and a voluntary investor registry.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

CERTAIN DEFINITIONS

■	“ABS Interest” means, any class of certificates (excluding Class R) or the retained interest, as applicable.

■	“ADR”: Means, for any hospitality property, average daily rate.

■	“Appraised Value”: With respect to each mortgaged property, the most current appraised value of such property as determined by an appraisal of the mortgaged property and in accordance with MAI standards made not more than 10 months prior to the origination date of the related mortgage loan. The appraisals for certain of the mortgaged properties state an “as complete,” “as stabilized,” “as repaired,” “hypothetical,” “prospective as-is”, “value upon completion”, “as renovated” or similar value as well as an “as-is” value for such mortgaged properties assuming that certain events will occur with respect to the re-tenanting, renovation or other repositioning of the mortgaged property. With respect to the U.S. Industrial Portfolio mortgage loan, the Appraised Value represents the aggregate “as-is” appraised value of $422,640,000 plus a 8.0% portfolio premium. For purposes of calculating the Maturity Date LTV Ratio for certain mortgage loans, the “prospective as stabilized” value of the related mortgaged property is the applicable Appraised Value in this Term Sheet. See “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Preliminary Prospectus for a description of Maturity Date LTV Ratio.

■	“Borrower Sponsor”: The indirect owner, or one of the indirect owners, of the related borrower (in whole or in part) that may or may not have control of the related borrower. The Borrower Sponsor may be, but is not necessarily, the entity that acts as the guarantor of the non-recourse carveouts.

■	“CBD”: Central business district.

■	“FF&E”: Furniture, fixtures and equipment.

■	“GLA”: Gross leasable area.

■	“Hard Lockbox”: An account controlled by the lender into which the borrower is required to direct the tenants to pay rents directly. Hospitality properties, multifamily properties and manufactured housing community properties are considered to have a hard lockbox if credit card receivables are required to be deposited directly into the lockbox account even though cash, checks or “over the counter” receipts are deposited by the manager of the related mortgaged property into the lockbox account controlled by the lender.

■	“MSA”: Metropolitan statistical area.

■	“Non-owned Anchor(s)”: Tenants that occupy space equal to or greater than 30,000 SF at the related mortgaged property, which occupied space is not owned by the related borrower and is not part of the collateral for the related mortgage loan.

■	“Non-owned Junior Anchor(s)”: Tenants that occupy space equal to or greater than 10,000 SF at the related mortgaged property and less than 30,000 SF at the related mortgaged property, which occupied space is not owned by the related borrower and is not part of the collateral for the related mortgage loan.

■	“Non-owned Outparcel(s)”: Freestanding tenants that occupy space at the property that is separated from the rest of the tenants at the applicable mortgaged property which space occupied by those freestanding tenants is not owned by the related borrower and is not part of the collateral for the related mortgage loan.

■	“Non-Reduced Interests”: Each class of certificates (other than Class R or Class X certificates) and the retained interest that has an outstanding certificate balance or retained interest balance, as applicable, as may be notionally reduced by any appraisal reduction amounts and collateral deficiency amounts allocated to that class of certificates or retained interest, as applicable, equal to or greater than 25% of an amount equal to the initial certificate balance of that class of certificates or the initial retained interest balance of the retained interest, as applicable, minus all principal payments made on such class of certificates or the retained interest, as applicable.

■	“Occupancy Cost”: With respect to any mortgaged property, total rental revenues divided by total sales.

■	“Owned Anchor(s)”: Tenants that lease space equal to or greater than 30,000 SF at the related mortgaged property, which leased space is owned by the related borrower and is part of the collateral for the related mortgage loan.

■	“Owned GLA”: With respect to any particular mortgaged property, the GLA of the space that is owned by the related borrower and is part of the collateral.

■	“Owned Junior Anchor(s)”: Tenants that lease space equal to or greater than 10,000 SF and less than 30,000 SF at the related mortgaged property, which leased space is owned by the related borrower and is part of the collateral for the related mortgage loan.

■	“Owned Occupancy”: With respect to any particular mortgaged property, as of a certain date (or, in the case of a hospitality property, for a trailing 12-month period ending on a certain date), the percentage of net rentable square footage, available rooms, units or pads that are leased or rented (as applicable), solely with respect to the aggregate leased space, available rooms, units or pads in the property that is owned by the related borrower. In some cases Owned Occupancy was based on assumptions regarding occupancy, such as the assumption that a certain tenant at the mortgaged property that has executed a lease, but has not yet taken occupancy and/or has not yet commenced paying rent, will take occupancy on a future date generally expected to occur within 12 months after the Cut-off Date; assumptions regarding the execution of leases that are currently under negotiation and are expected to be executed; assumptions regarding the renewal of particular leases, the taking of additional space by tenants that have agreed to do so as described under “Description of the Mortgage Pool—Tenant Issues” in the Preliminary Prospectus to the extent material and/or assumptions regarding the re-leasing of certain space at the related mortgaged property; or, in some cases, the exclusion of dark tenants, tenants with material aged receivables, tenants that may have already given notice to vacate their space, bankrupt tenants that have not yet affirmed their lease and certain additional leasing assumptions.

■	“Owned Outparcel(s)”: Freestanding tenants that occupy space at the property that is separated from the rest of the tenants at the applicable mortgaged property which space occupied by those freestanding tenants is owned by the related borrower and is part of the collateral for the related mortgage loan.

■	“Owned Tenant(s)”: Tenants whose leased space at the related mortgaged property is owned by the related borrower and is part of the collateral for the related mortgage loan.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

CERTAIN DEFINITIONS (continued)

■	“Rating Agency Confirmation”: With respect to any matter, confirmation in writing (which may be in electronic form) by the rating agencies engaged by the depositor that a proposed action, failure to act or other event so specified will not, in and of itself, result in the downgrade, qualification or withdrawal of the then current rating assigned by that rating agency to any class of certificates (or, with respect to a matter that affects a serviced whole loan, any companion loan securities). However, such confirmation will be deemed received or not required in certain circumstances as further described in the Preliminary Prospectus. See “The Pooling and Servicing Agreement—Rating Agency Confirmations” in the Preliminary Prospectus.

■	“RevPAR”: With respect to any hospitality property, revenues per available room.

■	“SF”: Square feet.

■	“Soft Lockbox”: An account into which the related borrower is required to deposit or cause the property manager to deposit all rents collected. Hospitality properties, multifamily properties and manufactured housing community properties are considered to have a soft lockbox if credit card receivables, cash, checks or “over the counter” receipts are deposited into the lockbox account by the borrower or property manager.

■	“Soft Springing Lockbox”: An account into which the related borrower is required to deposit, or cause the property manager to deposit, all rents collected until the occurrence of an event of default or one or more specified trigger events under the loan documents, at which time the lockbox account converts to a Hard Lockbox.

■	“Springing Lockbox”: An account that is not currently in place, but the related loan documents require the imposition of a lockbox account upon the occurrence of an event of default or one or more specified trigger events under the loan documents.

■	“Total Occupancy”: With respect to any particular mortgaged property, as of a certain date (or, in the case of a hospitality property, for a trailing 12-month period ending on a certain date), the percentage of net rentable square footage, available rooms, units or pads that are leased or rented (as applicable), for the aggregate leased space, available rooms, units or pads at the property, including any space that is owned by the related borrower and is part of the collateral in addition to any space that is owned by the applicable tenant and not part of the collateral for the related mortgage loan. In some cases Total Occupancy was based on assumptions regarding occupancy, such as the assumption that a certain tenant at the mortgaged property that has executed a lease, but has not yet taken occupancy and / or has not yet commenced paying rent, will take occupancy on a future date generally expected to occur within 12 months after the Cut-off Date, assumptions regarding the execution of leases that are currently under negotiation and are expected to be executed, assumptions regarding the renewal of particular leases, the taking of additional space by tenants that have agreed to do so as described under “Description of the Mortgage Pool—Tenant Issues” in the Preliminary Prospectus to the extent material and / or the assumptions regarding re-leasing of certain space at the related mortgaged property; or, in some cases, the exclusion of dark tenants, tenants with material aged receivables, tenants that may have already given notice to vacate their space, bankrupt tenants that have not yet affirmed their lease and certain additional leasing assumptions.

■	“TRIPRA”: The Terrorism Risk Insurance Program Reauthorization Act of 2015.

■	“TTM”: Trailing twelve months.

■	“Underwritten Expenses”: With respect to any mortgage loan or mortgaged property, an estimate of operating expenses, as determined by the related originator and generally derived from historical expenses at the mortgaged property(-ies), the borrower’s budget or appraiser’s estimate, in some cases adjusted for significant occupancy increases and a market-rate management fee. We cannot assure you that the assumptions made with respect to any mortgaged property will, in fact, be consistent with that mortgaged property’s actual performance.

■	“Underwritten Net Cash Flow (NCF)”: With respect to any mortgage loan or mortgaged property, cash flow available for debt service, generally equal to the Underwritten NOI decreased by an amount that the related originator has determined for tenant improvements and leasing commissions and / or replacement reserves for capital items. Underwritten NCF does not reflect debt service or non-cash items such as depreciation or amortization.

■	“Underwritten Net Operating Income (NOI)”: With respect to any mortgage loan or mortgaged property, Underwritten Revenues less Underwritten Expenses, as both are determined by the related originator, based in part upon borrower supplied information (including but not limited to a rent roll, leases, operating statements and budget) for a recent period which is generally the 12 months prior to the origination date or acquisition date of the mortgage loan adjusted for specific property, tenant and market considerations. Historical operating statements may not be available for newly constructed mortgaged properties, mortgaged properties with triple net leases, mortgaged properties that have recently undergone substantial renovations and/or newly acquired mortgaged properties.

■	“Underwritten Revenues”: With respect to any mortgage loan or mortgaged property, an estimate of operating revenues, as determined by the related originator and generally derived from the rental revenue based on leases in place, leases that have been executed but the tenant is not yet paying rent, in certain cases leases that are being negotiated and are expected to be signed, in certain cases leases that provide for a tenant to take additional space as described under “Description of the Mortgage Pool—Tenant Issues” in the Preliminary Prospectus to the extent material, and in certain cases contractual rent increases generally within 12 months past the Cut-off Date, in certain cases certain appraiser estimates of rental income, and in some cases adjusted downward to market rates, with vacancy rates equal to the mortgaged property’s historical rate, current rate, market rate or an assumed vacancy as determined by the related originator; plus any additional recurring revenue fees. Additionally, in determining rental revenue for multifamily rental, manufactured housing community and self storage properties, the related originator generally either reviewed rental revenue shown on the certified rolling 12-month operating statements or annualized the rental revenue and reimbursement of expenses shown on rent rolls or recent partial year operating statements with respect to the prior one- to 12-month period or in some cases may have relied on information provided in the appraisal for market rental rates and vacancy. In certain cases, with respect to mortgaged properties with leases with rent increases during the term of the related mortgage loan, Underwritten Revenues were based on the weighted average rent over the term of the mortgage loan. In certain cases, the related originator included revenue otherwise payable by a tenant but for the existence of an initial “free rent” period or a permitted rent abatement while the leased space is built out. We cannot assure you that the assumptions made with respect to any mortgaged property will, in fact, be consistent with that mortgaged property’s actual performance.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

(THIS PAGE INTENTIONALLY LEFT BLANK)

350 PARK AVENUE

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

350 PARK AVENUE

RSF*
Floor
CITCO (USA) HOLDINGS INC. | 8,039 SF
8,039
30
CITCO (USA) HOLDINGS INC. | 8,139 SF
8,139
29
CICC US SECURITIES INC | 8,096 SF
8,096
28
CHINA INV CORP 4,369 SF
LIBERTY HALL CAPITAL PARTNERS 3,739 SF
8,108
27
MARSHALL WACE NORTH AMERICA 4,067 SF
KISSINGER ASSOCIATES INC. | 8,119 SF
8,119
26
KISSINGER ASSOCIATES INC. | 2,771 SF
VORNADO BUILDING OFFICE 1,267 SF
8,107
25
WAFRA INVESTMENT ADVISORY | 8,117 SF
8,117
24
LEEDS EQUITY ADVISORS INC. | 8,105 SF
8,105
23
BEACH POINT CAPITAL MGT | 5,375 SF
CITCO (USA) HOLDINGS INC. 2,734 SF
8,109
22
FIDELITY INVESTMENTS 8,105 SF
8,105
21
MFA FINANCIAL INC | 10,235 SF
10,235
20
MFA FINANCIAL INC | 10,779 SF
10,779
19
MARSHALL WACE NORTH AMERICA | 10,804 SF
10,804
18
UNITED STATES STEEL CORP. | 16,921 SF
16,921
17
ZIFF BROTHERS INVESTMENTS, L.L.C. | 9,602 SF
9,602
16
ZIFF BROTHERS INVESTMENTS, L.L.C. | 21,373 SF
21,373
15
ZIFF BROTHERS INVESTMENTS, L.L.C. | 19,661 SF
19,661
14
ZIFF BROTHERS INVESTMENTS, L.L.C. | 18,300 SF
18,300
13
ZIFF BROTHERS INVESTMENTS, L.L.C. | 25,721 SF
25,721
12
ZIFF BROTHERS INVESTMENTS, L.L.C. | 26,670 SF
26,670
11
ZIFF BROTHERS INVESTMENTS, L.L.C. | 32,832 SF
32,832
10
MANUFACTURERS & TRADERS TRUST COMPANY | 32,834 SF
32,834
9
EGON-ZEHNDER INTERNATIONAL | 26,300 SF
26,300
8
ZIFF BROTHERS INVESTMENTS, L.L.C. | 26,020 SF
26,020
7
MANUFACTURERS & TRADERS TRUST COMPANY | 34,898 SF
34,898
6
MANUFACTURERS & TRADERS TRUST COMPANY | 34,890 SF
34,890
5
ZIFF BROTHERS INVESTMENTS, L.L.C. | 33,074 SF
33,074
4
ZIFF BROTHERS INVESTMENTS, L.L.C. | 34,598 SF
34,598
3
ZIFF BROTHERS INVESTMENTS, L.L.C. | 34,795 SF
34,795
2
FIDELITY INVESTMENTS | 10,300 SF
VACANT 2,720 SF
AT&T WIRELESS 2,675 SF
PRET A MANGER 1,449 SF
17,144
1
*Square footage does not include storage space or antennas
VACANT
2017
2019
2020
2021
2022
2023
2024
2026
2028+

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

350 PARK AVENUE

350 Park Avenue
350 Park Avenue
New York, NY 10022
New York
MANHATTAN
Harlem
Columbia University
Upper West Side
Upper East Side
Natural History Museum
Metropolitan Museum of Art
West New York
Astoria
Central Park
Carnegie Hall
Long Island City
Times Square
Midtown
United Nations
Madison Square Garden
Empire State Building
Hoboken
JFK Stadium
NYU
SoHo
Financial District
Jersey City
BROOKLYN
LENNOX HILL
Central Park
ROCKEFELLER CENTER
MIDTOWN
Bloomingdale's
Saint Patrick's Cathedral
Grand Central Terminal
Met Life Building
Waldorf Astoria Hotel
RCA Building
Museum of Modern Art (MOMA)
Radio City Music Hall
W 59TH STREET
W 58TH STREET
W 57TH STREET
W 56TH STREET
W 55TH STREET
W 54TH STREET
W 53RD STREET
W 52ND STREET
W 51ST STREET
W 50TH STREET
W 49TH STREET
W 48TH STREET
W 47TH STREET
W 46TH STREET
W 45TH STREET
W 44TH STREET
W 43RD STREET
W 42ND STREET
E 62ND STREET
E 61ST STREET
E 60TH STREET
E 53RD STREET
E 42ND STREET
FIFTH AVENUE
MADISON AVENUE
PARK AVENUE
LEXINGTON AVENUE
THIRD AVENUE
SIXTH AVENUE
SEVENTH AVENUE
MAP © 2016 CARTIFACT

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

350 PARK AVENUE

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		GSMC
Location (City/State)	New York, New York	Cut-off Date Principal Balance(4)		$100,000,800
Property Type	Office	Cut-off Date Principal Balance per SF(3)		$518.56
Size (SF)	570,784	Percentage of Initial Pool Balance		9.4%
Total Occupancy as of 11/1/2016(1)	99.1%	Number of Related Mortgage Loans		None
Owned Occupancy as of 11/1/2016(1)	99.1%	Type of Security		Fee Simple
Year Built / Latest Renovation	1961 / 2012	Mortgage Rate		3.91513%
Appraised Value	$710,000,000	Original Term to Maturity (Months)		121
		Original Amortization Term (Months)		NAP
		Original Interest Only Period (Months)		121

Underwritten Revenues(2)	$58,443,166
Underwritten Expenses(2)	$22,786,342	Escrows
Underwritten Net Operating Income (NOI)(2)	$35,656,824		Upfront	Monthly
Underwritten Net Cash Flow (NCF)(2)	$35,023,512	Taxes	$0	$0
Cut-off Date LTV Ratio(3)	41.7%	Insurance	$0	$0
Maturity Date LTV Ratio(3)	41.7%	Replacement Reserves	$0	$0
DSCR Based on Underwritten NOI / NCF(2)(3)	3.03x / 2.98x	TI/LC(5)	$1,829,270	$0
Debt Yield Based on Underwritten NOI / NCF(2)(3)	12.0% / 11.8%	Other(6)	$1,413,328	$0

Sources and Uses
Sources	$	%	Uses	$	%
Senior Loan Amount	$295,988,000	74.0%	Loan Payoff	$283,818,010	71.0%
Subordinate Companion Loan Amount	104,012,000	26.0	Principal Equity Distribution	106,910,069	26.7
			Closing Costs	6,029,324	1.5
			Reserves	3,242,598	0.8

Total Sources	$400,000,000	100.0%	Total Uses	$400,000,000	100.0%

(1)	Total Occupancy and Owned Occupancy include 8,039 SF of space for which CITCO (USA) Holdings Inc. (“CITCO Holdings”) has executed a lease but has not yet taken occupancy or begun paying rent. The 8,039 SF is occupied by Peconic Partners LLC, which is expected to vacate in August 2017, and CITCO Holdings is expected to take occupancy and begin paying rent in November 2017. In addition to this 8,039 SF, CITCO Holdings directly leases 14,825 SF and subleases 20,038 SF. We cannot assure you that this tenant will take occupancy or begin paying rent as anticipated or at all. Total Occupancy and Owned Occupancy also exclude Valley National Bank (2,720 SF) which is dark but paying rent.

(2)	Underwritten cash flows presented represent the Adjusted Underwritten methodology as described under “—Operating History and Underwritten Net Cash Flow” below.

(3)	Calculated based on the aggregate outstanding balance of the 350 Park Avenue Senior Loans. See “—The Mortgage Loan” below.

(4)	The Cut-off Date Principal Balance represents the non-controlling note A-2 of the $400,000,000 350 Park Avenue Whole Loan. See “—The Mortgage Loan” below.

(5)	TI/LC reserves are capped at $2,283,136. See “—Escrows” below.

(6)	Other reserve represents a free rent reserve related to multiple tenants at the 350 Park Avenue Property. See “—Escrows” below.

■	The Mortgage Loan. The mortgage loan (the “350 Park Avenue Loan”) is part of a whole loan structure (the “350 Park Avenue Whole Loan”) comprised of four senior pari passu notes (note A-1, note A-2, note A-3 and note A-4) with an outstanding aggregate principal balance of $295,988,000 (the “350 Park Avenue Senior Loans”) and two subordinate notes (note B-1 and note B-2) with an outstanding principal balance of $104,012,000 (the “350 Park Avenue Subordinate Companion Loans”). The 350 Park Avenue Whole Loan has an aggregate outstanding principal balance of $400,000,000 and is secured by the borrower’s fee simple interest in 350 Park Avenue, an office property located in New York, New York (the “350 Park Avenue Property”). The 350 Park Avenue Loan (evidenced by a non-controlling note A-2) has an outstanding principal balance as of the Cut-off Date of $100,000,800 and represents approximately 9.4% of the Initial Pool Balance.

The 350 Park Avenue Whole Loan was co-originated by Goldman Sachs Mortgage Company and Deutsche Bank AG, New York Branch (“DBNY”) on December 2, 2016 and each note of the 350 Park Avenue Whole Loan has an initial interest rate of 3.91513% per annum. The borrower utilized the proceeds of the 350 Park Avenue Whole Loan to refinance existing debt, return equity to the borrower sponsor, pay origination costs and fund reserves. All calculations relating to the 350 Park Avenue Loan are calculated based on the aggregate outstanding principal balance as of the Cut-off Date of the 350 Park Avenue Senior Loans unless otherwise specified.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

350 PARK AVENUE

The 350 Park Avenue Loan had an initial term of 121 months and has a remaining term of 118 months as of the Cut-off Date. The 350 Park Avenue Loan requires interest only payments during its term. The scheduled maturity date of the 350 Park Avenue Loan is the due date in January 2027. Voluntary prepayment of the 350 Park Avenue Loan is prohibited prior to the due date in July 2026. Provided no event of default under the related loan documents has occurred and is continuing, at any time prior to the maturity date and after the earlier to occur of (i) the second anniversary of the closing date of the securitization into which the last note of the 350 Park Avenue Whole Loan is deposited and (ii) the third anniversary of the origination of the 350 Park Avenue Whole Loan, the 350 Park Avenue Loan may be defeased with certain direct, non-callable obligations of the United States of America or other obligations which are “government securities” permitted under the related loan documents.

See the 350 Park Avenue total debt capital structure table below. Note A-2 (non-controlling) is included in the Issuing Entity and note A-4 is currently held by DBNY and is expected to be contributed to one or more future securitization transactions. Note A-1, note A-3, note B-1 and note B-2 were contributed to the VNDO Trust 2016-350P transaction. The controlling notes are included in the VNDO Trust 2016-350P transaction. The relationship among the holders of the 350 Park Avenue Loan and the related companion loans is governed by a co-lender agreement as described under “Description of the Mortgage Pool–The Whole Loans–350 Park Avenue Whole Loan” in the Preliminary Prospectus.

The 350 Park Avenue Loan has received a credit assessment of BBB- by Fitch and A by Morningstar.

350 Park Avenue Total Debt Capital Structure

(1)	Underwritten financial information is based on the Adjusted Underwritten methodology as described in “—Operating History and Underwritten Net Cash Flow “ below.

(2)	Implied borrower sponsor equity is based on the Appraised Value of $710,000,000.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

350 PARK AVENUE

■	The Mortgaged Property. The 350 Park Avenue Property is a 30-story, 570,784 SF, Class A office tower located in Manhattan’s Plaza District, or more specifically the Park Avenue submarket. 350 Park Avenue encompasses the entire westerly block-front on Park Avenue between East 51st Street and East 52nd Street. The 350 Park Avenue Property is located approximately a half mile from Grand Central Terminal. The 350 Park Avenue Property was built in 1961 and was acquired by the borrower sponsor in 2006 for approximately $540.0 million. Since acquiring the 350 Park Avenue Property, the borrower sponsor has invested more than $20.0 million in structural and non-structural capital improvements, including a lobby and common area renovations, new windows and the installment of landscaped terraces on the setbacks of the 16th and 18th floors. The office component (excluding 12,283 SF of storage space) represents 541,352 SF, and is 100.0% occupied. The 350 Park Avenue Property also includes 17,144 SF of ground floor retail space, which is currently 84.1% occupied by three tenants. The remaining 2,720 SF of ground floor retail space is currently leased by Valley National Bank, which is dark but paying rent and excluded from occupancy and the underwriting analysis. As of November 1, 2016, Total Occupancy and Owned Occupancy at the 350 Park Avenue Property were both 99.1%.

Approximately 21.8% of the total SF at the 350 Park Avenue Property is occupied by investment grade tenants (of which certain ratings are those of the parent company whether or not the parent guarantees the lease) such as Manufacturer & Traders Trust Company (A/A2/A S&P/Moody’s/Fitch), Fidelity Investments (A+/A2/A+ S&P/Moody’s/Fitch) and AT&T Wireless (BBB+/Baa1/A- S&P/Moody’s/Fitch), that contribute a combined 22.0% of Adjusted Underwritten Total Rent.

Four of the top tenants have executed multiple renewal and expansion options. Manufacturers & Traders Trust Company, the second largest tenant by underwritten base rent, occupies 102,622 SF and renewed its lease for an additional 10 years in 2013 and has occupied space in the building since 1993. CITCO (USA) Holdings Inc. (“CITCO Holdings”), the third largest tenant by underwritten base rent, leases 14,825 SF, sub-leases an additional 20,038 SF of space from Ziff Brothers Investments, L.L.C. (“ZBI”) on the 13th floor and has executed a lease for the penthouse suite (8,039 SF) for $160 per SF starting in November 2017. Fidelity Investments has occupied both its retail and office space since 1986 and AT&T Wireless (“AT&T”) has occupied its retail space in the building since 2000.

ZBI, the largest tenant at the 350 Park Avenue Property, currently leases 287,030 SF, representing approximately 50.3% of rentable SF at the 350 Park Avenue Property, and subleases approximately 55.3% of its space to seven tenants (See “—Subleasing” table below). ZBI occupies floors 2-4 and parts of floor 7 and 12 along with lower level storage. ZBI subleases part of floors 7 and 12 and all of floors 10, 11 and 13-16. The ZBI subleases are scheduled to expire on March 31, 2021, with no renewal options.

Subleasing

				Sublease		ZBI
Subtenant	Floor	Lease Expiration	SF(1)	UW Base Rent	UW Base Rent PSF	UW Base Rent(2)	UW Base Rent PSF
Egon-Zehnder International	7	2021	14,028	$1,052,100	$75.00	$1,402,800	$100.00
Citadel	10	2021	32,893	2,466,975	75.00	2,368,296	72.00
Raymond James	11 & 12	2021	38,660	2,899,500	75.00	2,493,570	64.50
Citco (USA) Holdings Inc.	13	2021	20,038	1,502,850	75.00	1,292,451	64.50
Security Benefit Corporation	14	2021	21,485	1,611,375	75.00	1,385,783	64.50
Square Mile Capital	15	2021	21,485	1,568,405	73.00	2,664,140	124.00
Wafra Investment	16	2021	10,258	810,382	79.00	1,271,992	124.00
Total / Wtd. Avg.			158,847	$11,911,587	$74.99	$12,879,032	$81.08

(1)	SF in the chart above represent re-measured SF at the time of the respective sublease.

(2)	ZBI’s base rent is calculated by multiplying base rent PSF by the subleased SF.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

350 PARK AVENUE

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the 350 Park Avenue Property:

Ten Largest Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Ziff Brothers Investments L.L.C.(2)	NR / NR / NR	287,030	50.3%	$24,797,819	47.3%	$86.39	4/30/2021	2, 5-year options(3)
Manufacturers & Traders Trust Company	A / A2 / A	102,622	18.0	8,230,234	15.7	80.20	3/31/2023	1, 5-year option or 1, 10-year option(4)
CITCO (USA) Holdings Inc.(5)	NR / NR / NR	22,864	4.0	2,810,787	5.4	122.94	6/30/2028	1, 5-year option(6)
MFA Financial Inc	NR / NR / NR	21,014	3.7	2,521,680	4.8	120.00	6/30/2020	NA
Fidelity Investments(7)	A+ / A2 / A+	19,305	3.4	2,300,470	4.4	119.16	Various	1, 5-year option(8)
Egon-Zehnder International(9)	NR / NR / NR	26,300	4.6	1,735,800	3.3	66.00	5/31/2022	NA
Marshall Wace North America	NR / NR / NR	14,871	2.6	1,689,830	3.2	113.63	8/31/2024	1, 5-year option(10)
AT&T Wireless	A- / Baa1 / BBB+	2,675	0.5	1,437,599	2.7	537.42	3/31/2021	NA
United States Steel Corp.	B- / Caa1 / B	16,921	3.0	1,353,680	2.6	80.00	4/30/2020	NA
Kissinger Associates Inc.(11)	NR / NR / NR	11,610	2.0	1,108,367	2.1	95.47	12/31/2019	NA
Largest Tenants		525,212	92.0%	$47,986,266	91.5%	$91.37
Remaining Owned Tenants		40,522	7.1	4,471,987	8.5	110.36
Vacant Spaces (Owned Space)		5,050	0.9	0	0.0	0.00
Totals / Wtd. Avg. Tenants		570,784	100.0%	$52,458,253	100.0%	$92.73

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	ZBI subleases 158,847 SF of space to seven tenants. See “—Subleasing” above.

(3)	ZBI has two, five-year renewal options upon satisfaction of certain minimum occupancy requirements, including ZBI (not subtenants) occupying at least 65% of its leased premises.

(4)	Manufacturers & Traders Trust Company has one, five-year or one, 10-year renewal option upon satisfaction of certain minimum occupancy requirements, including Manufacturers & Traders Trust Company occupying two full floors of its leased premises, comprising at least 69,788 SF of its leased premises.

(5)	CITCO Holdings has executed a lease for 8,039 SF (included in the Tenant GLA noted in the chart above) that is scheduled to commence November 1, 2017 and is expected to take occupancy and begin paying rent on November 1, 2017. Peconic Partners LLC currently occupies this space and is expected to vacate in August 2017. We cannot assure you that this tenant will take occupancy or begin paying rent at all. CITCO Holdings has also executed a renewal for 3,952 SF of storage space (included in the Tenant GLA in the chart above) at $30 PSF scheduled to commence in March 2018.

(6)	CITCO Holdings has one, five-year renewal option upon satisfaction of certain minimum occupancy requirements, including CITCO Holdings occupying at least 75% of its leased premises.

(7)	Fidelity Investments leases 10,300 SF of in-line space ($133.10 PSF) scheduled to expire on July 31, 2019, 8,105 SF of office space ($112.00 PSF) scheduled to expire on July 31, 2024 and 900 SF of storage space ($24.20 PSF) scheduled to expire on July 31, 2019. With regards to the 8,105 SF of office space, scheduled to expire on July 31, 2024, Fidelity Investments has a one-time right to terminate its lease on July 31, 2019, with notice given before July 31, 2018 and payment of a termination fee.

(8)	Fidelity Investments has one, five-year renewal option applicable to 10,300 SF of retail space and 900 SF of storage space expiring July 31, 2019.

(9)	Egon-Zehnder International subleases an additional 14,028 SF from ZBI.

(10)	Marshall Wace North America has one, five-year renewal option upon satisfaction of certain minimum occupancy requirements, including Marshall Wace North America occupying 100% of its leased premises.

(11)	If Dr. Henry Kissinger dies or becomes incapacitated, Kissinger Associates Inc. has the option to terminate its lease.

The following table presents certain information relating to the lease rollover schedule at the 350 Park Avenue Property based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Leases
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2017	8,105	1.4	1.4%	851,025	1.6	105.00	1
2018	1	0.0	1.4%	0	0.0	0.00	1
2019	26,550	4.7	6.1%	2,912,367	5.6	109.69	8
2020	37,935	6.6	12.7%	3,875,360	7.4	102.16	2
2021	289,705	50.8	63.5%	26,235,418	50.0	90.56	19
2022	31,675	5.5	69.0%	2,353,925	4.5	74.31	2
2023	104,071	18.2	87.3%	8,474,854	16.2	81.43	3
2024	22,978	4.0	91.3%	2,597,590	5.0	113.05	5
2025	0	0.0	91.3%	0	0.0	0.00	0
2026	20,582	3.6	94.9%	2,346,927	4.5	114.03	5
2027	0	0.0	94.9%	0	0.0	0.00	0
2028 & Thereafter(2)	24,132	4.2	99.1%	2,810,787	5.4	116.48	8
Vacant	5,050	0.9	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	570,784	100.0%		$52,458,253	100.0%	$92.73	54

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.
(2)	Includes Vornado Building Office (1,267 SF), with no base rent attributed.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

350 PARK AVENUE

The following table presents certain information relating to historical occupancy at the 350 Park Avenue Property:

Historical Leased %(1)

2007	2008	2009	2010	2011	2012	2013	2014	2015	As of 11/1/2016
99.3%	96.9%	95.3%	92.5%	95.4%	96.1%	99.0%	99.4%	100.0%	99.1%

(1)	As provided by the borrower and reflects historical year-end occupancy.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the 350 Park Avenue Property:

Cash Flow Analysis(1)

	2013	2014	2015	TTM 10/31/2016(2)	Underwritten In-Place	Underwritten In-Place $ per SF	Adjusted Underwritten(3)	Adjusted Underwritten $ per SF(3)
Base Rental Revenue(4)	$44,227,791	$47,984,569	$49,274,645	$50,829,469	$52,458,253	$91.91	$52,458,253	$91.91
Contractual Rent Steps(5)	0	0	0	0	0	0.00	778,335	1.36
Total Reimbursement Revenue	4,532,222	5,178,933	5,887,822	6,306,496	6,975,239	12.22	6,975,239	12.22
Market Revenue from Vacant Units	0	0	0	0	0	0.00	816,466	1.43
Other Revenue(6)	299,864	700,304	924,299	490,830	490,830	0.86	490,830	0.86
Gross Revenue	$49,059,877	$53,863,805	$56,086,766	$57,626,795	$59,924,322	$104.99	$61,519,122	$107.78
Vacancy Loss	0	0	0	0	0	0.00	(3,075,956)	(5.39)
Effective Gross Revenue	$49,059,877	$53,863,805	$56,086,766	$57,626,795	$59,924,322	$104.99	$58,443,166	$102.39
Real Estate Taxes	9,184,105	10,213,487	11,030,198	11,938,376	12,702,565	22.25	12,702,565	22.25
Insurance	272,600	262,442	298,867	295,121	295,121	0.52	295,121	0.52
Utilities	3,246,493	2,885,497	2,747,223	2,619,604	2,619,604	4.59	2,619,604	4.59
Repairs & Maintenance	1,946,989	2,153,217	2,161,048	2,132,946	2,132,946	3.74	2,132,946	3.74
Janitorial	1,976,067	2,145,095	2,080,037	2,226,226	2,226,226	3.90	2,226,226	3.90
Management Fee(7)	867,639	1,057,423	1,134,737	1,142,419	1,000,000	1.75	1,000,000	1.75
Payroll (Office, Security, Maintenance)	1,223,197	1,264,273	1,226,284	1,309,514	1,309,514	2.29	1,309,514	2.29
General and Administrative - Direct	337,625	293,593	225,345	259,908	259,908	0.46	259,908	0.46
Other Expenses	343,603	682,333	656,684	240,458	240,458	0.42	240,458	0.42
Total Operating Expenses	$19,398,319	$20,957,359	$21,560,422	$22,164,572	$22,786,342	$39.92	$22,786,342	$39.92

Net Operating Income	$29,661,558	$32,906,446	$34,526,344	$35,462,223	$37,137,980	$65.06	$35,656,824	$62.47
Tenant Improvements	0	0	0	0	0	0.00	265,286	0.46
Leasing Commissions	0	0	0	0	0	0.00	265,286	0.46
Replacement Reserves	0	0	0	0	102,741	0.18	102,741	0.18
Net Cash Flow	$29,661,558	$32,906,446	$34,526,344	$35,462,223	$37,035,239	$64.88	$35,023,512	$61.36

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.
(2)	TTM financial information is subject to immaterial adjustments for the time period from and after the last quarterly reconciliation in accordance with the borrower’s standard accounting practices.

(3)	Adjusted Underwritten financials include the net present value of contractual rent steps for investment grade tenants (excluding any rent steps already captured in Underwritten Base Rental Revenue), market revenue from vacant units and a vacancy loss adjustment.

(4)	Underwritten In-place and Adjusted Underwritten base rent include contractual rents as of November 2016, contractual rent steps through January 2018 and revenue from CITCO Holdings for 8,039 SF of space for which they are expected to take occupancy and begin paying rent beginning November 2017.

(5)	The Adjusted Underwritten contractual rent steps line item reflects the net present value of future contractual rent steps for AT&T Wireless, Manufacturers and Traders Trust Company and Fidelity Investments through the end of their lease terms (excluding any rent steps already captured in Underwritten Base Rental Revenue), using a discount rate of 7.0%.

(6)	Other Revenue includes tenant service recoveries and miscellaneous revenue.

(7)	Underwritten management fee equal to 2.0% of Effective Gross Revenue, capped at $1.0 million.

■	Appraisal. According to the appraisal, the 350 Park Avenue Property had an “as-is” appraised value of $710,000,000 as of November 1, 2016.

■	Environmental Matters. According to a Phase I environmental report, dated November 9, 2016, there are no recognized environmental conditions or recommendations for further action at the 350 Park Avenue Property, other than the implementation of an asbestos operations and maintenance plan.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

350 PARK AVENUE

■	Market Overview and Competition.

—	Plaza District: The 350 Park Avenue Property is located on the westerly block front of Park Avenue between 51st and 52nd Streets. The 350 Park Avenue Property is located in the Plaza District, or more specifically the Park Avenue office submarket. The Plaza District is generally bounded by 47th Street to the south and 65th Street to the north and from Avenue of the Americas to Park Avenue.

—	Rental Rates and Vacancy: According to the appraisal, the average direct primary, Class A, asking rental rate in the four Plaza District statistical areas averaged $100.35 per SF in the third quarter of 2016, higher than the direct primary Midtown average of $88.27 per SF. The direct vacancy rate for Class A space in the Plaza District statistical area was 8.7% in the third quarter of 2016, compared to the direct Midtown Class A vacancy rate of 8.5%.

The following table presents certain information relating to the primary competition for the 350 Park Avenue Property:

Competitive Set(1)

Property	Office Area (NRA)	Direct Available SF	Sublease Available SF	% Occupied (Direct)	% Occupied Total
200 Park Avenue	2,254,274	12,352	13,535	99.5%	98.9%
277 Park Avenue	1,529,945	35,420	0	97.7%	97.7%
300 Park Avenue	690,800	0	0	100.0%	100.0%
320 Park Avenue	716,683	58,710	4,516	91.8%	91.2%
345 Park Avenue	1,600,519	0	0	100.0%	100.0%
399 Park Avenue	1,250,000	48,859	97,308	96.1%	88.3%
Total	8,042,221	155,341	155,359	-	-
Average	1,340,370	25,890	19,227	98.1%	96.7%

(1)	Source: Appraisal.

The following table presents certain information relating to comparable office sales for the 350 Park Avenue Property:

Office Sales Comparables(1)

	Property Address	Sale Date	Year Built / Renovated	Total Area (NRA)	Sale Price / Valuation	Sales Price PSF	Occupancy(2)	NOI PSF(3)
	350 Park Avenue	NAP	1961/2012	570,784	$710,000,000	$1,244	99.1%	$62.47
1	1221 Avenue of the Americas	Aug-2016	1969/2015	2,677,007	$2,300,000,000	$859	90.0%	$24.89
2	10 Hudson Yards	Aug-2016	2015	1,861,084	$2,150,000,000	$1,155	100.0%	$49.68
3	1140 Avenue of the Americas	Jun-2016	1926/2010	249,703	$180,000,000	$721	91.0%	$35.16
4	The Sony Building	May-2016	1984	852,830	$1,400,000,000	$1,642	0.0%	NA
5	850 Third Avenue	Mar-2016	1962/1996	615,116	$463,000,000	$753	96.0%	$24.52
6	The Equitable Tower	Jan-2016	1985	1,767,269	$1,899,037,256	$1,075	100.0%	$45.30
7	Tower 45	Sep-2015	1989	458,466	$365,000,000	$796	99.0%	$25.08
8	11 Madison Avenue	Jun-2015	1932/1998	2,289,397	$2,422,020,146	$1,058	96.0%	$26.76
9	230 Park Avenue	Mar-2015	1928	1,404,918	$1,200,000,000	$854	90.0%	$30.35
10	11 Times Square	Feb-2015	2010	1,107,839	$1,400,000,000	$1,264	83.0%	$38.11
11	717 Fifth Avenue	Feb-2015	1959/2001	352,951	$415,000,000	$1,176	92.0%	$35.00
	Average(4)					$1,032	85.2%	$33.49

(1)	Source: Appraisal.

(2)	350 Park Avenue occupancy represents Underwritten Occupancy.

(3)	Represents Adjusted Underwritten NOI per SF for 350 Park Avenue, other NOI per SF values based on Appraisal.

(4)	Excludes the 350 Park Avenue Property.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

350 PARK AVENUE

The following table presents certain information relating to comparable office leasing for the 350 Park Avenue Property:

Office Lease Comparables(1)

Property	Tenant	Lease Date	SF	Floor	Term (yrs)	Actual Base Rent PSF	Free Rent (mos)	TI PSF	Effective Rent PSF	Adjusted Rent PSF(1)
500 Park Avenue	The Georgetown Company	Sep-2016	18,795	10	12	$86.50	12	$100.00	$83.17	$87.33
399 Park Avenue	Epoch Investments	Sep-2016	5,843	32 (Partial)	6	$95.00	6	$20.00	$109.58	$98.63
280 Park Avenue	Ruton Capital Management	Jul-2016	8,941	20	10	$115.00	6	$100.00	$116.75	$110.91
300 Park Avenue	EnTrustPermal	Jul-2016	18,909	16 (Partial)	8	$72.50	8	$30.00	$79.27	$83.23
399 Park Avenue	Morgan Stanley	Jul-2016	110,025	12, 23, 24	10	$108.50	10	$90.00	$107.31	$112.67
505 Park Avenue	Spurrier Capital	Jun-2016	9,404	16	10	$74.00	6	$75.00	$76.20	$83.82
499 Park Avenue	M. Safria & Co.	Jun-2016	22,606	10, 11	5	$92.00	3	$55.00	$106.80	$101.46
277 Park Avenue	Visa	Apr-2016	24,618	50	10	$116.00	11	$75.00	$115.47	$109.69
299 Park Avenue	UBS	Mar-2016	117,996	8, 9, 24, 25	13.50	$87.50	12	$70.00	$86.76	$91.10
430 Park Avenue	Withers Bergman	Mar-2016	4,110	8 (Partial)	11	$75.00	8	$62.50	$77.05	$80.90

(1)	Source: Appraisal. Reflects Appraiser’s adjustments to rent for various economic factors.

The following table presents certain information relating to comparable retail leasing for the 350 Park Avenue Property:

Retail Lease Comparables(1)

Property Address	Tenant	Lease Date	SF	Floor	Term (yrs)	Actual Base Rent PSF	Free Rent (mos)	TI PSF	Effective Rent PSF	Adjusted Rent PSF(1)
374 Park Avenue	Union Bank Park Ave. & 52nd Street.	Sep-2016	3,330	Grade	10	$365.00	6	$0.00	$365.00	$365.00
475 Park Avenue	Macklowe Gallery Park Avenue	Sep-2016	2,500	Grade	10	$235.00	6	$0.00	$235.00	$270.25
475 Park Avenue	Forum Gallery Park Avenue	Sep-2016	3,240	Grade	10	$235.00	6	$0.00	$235.00	$258.50
7 E. 53rd Street	Le Pain Quotidien E. 53rd Street	Jun-2016	3,100	Grade	12	$185.00	6	$0.00	$185.00	$185.00
142 East 49th Street	Blo Dry Bar E. 49th St.	Mar-2016	542	Grade	10	$140.00	6	$0.00	$140.00	$161.00
505 Park Avenue	Workshop E. 59th St.	Sep-2015	600	Grade	10	$300.00	6	$0.00	$300.00	$270.00
320 Park Avenue	Little Beet E. 51st Street	Sep-2015	3,400	Grade	10	$150.00	6	$0.00	$150.00	$157.50
485 Park Avenue	Seaman Schepps Jewelry Park Ave. & E. 58th St.	Apr-2015	1,000	Grade	5	$275.00	0	$0.00	$302.50	$347.88

(1)	Source: Appraisal. Reflects Appraiser’s adjustments to rent for various economic factors.

■	The Borrower. The borrower is 350 Park EAT LLC, a recycled special-purpose, single-asset entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the 350 Park Avenue Whole Loan. The borrower is 94.0% indirectly owned and controlled by Vornado Realty Trust. Other than the borrower, no person or entity guarantees the non-recourse carveouts with respect to the 350 Park Avenue Whole Loan.

Vornado Realty Trust is a fully integrated, publicly traded REIT (NYSE: VNO; member of the S&P 500 Index). As of September 30, 2016, Vornado Realty Trust owned (wholly, or partially through joint ventures) more than 20.2 million SF across 36 office properties in Manhattan and had a total enterprise value of approximately $32 billion. Vornado Realty Trust’s Manhattan office portfolio has been over 95.0% occupied over the last 10 years.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

350 PARK AVENUE

■	Escrows. On the origination date, the borrower funded (i) a free rent reserve in the amount of $1,413,328 and (ii) a rollover reserve of in the amount of $1,829,270.

On each due date during the continuance of a 350 Park Avenue Trigger Period (unless in the case of a Ziff Reserve Period, funds in the Ziff reserve account equal or exceed the Ziff Reserve Cap), the loan documents require (i) a tax and insurance reserve in an amount equal to one-twelfth of the amount that the lender reasonably estimates will be necessary to pay taxes and insurance premiums over the then succeeding 12-month period; unless, in the case of insurance, the 350 Park Avenue Property is insured under a blanket policy in accordance with the related loan documents; (ii) a rollover reserve in an amount equal to $95,131, capped at $2,283,136 (excluding the initial deposit amount of $1,829,270) in respect of future tenant improvements and leasing commissions (unless in the case of a Ziff Reserve Period, funds in the Ziff reserve account equals or exceeds the Ziff Reserve Cap); and (iii) a capital expenditure reserve in an amount equal to $9,513, capped at $228,314 in respect of replacements and capital repairs (unless in the case of a Ziff Reserve Period, funds in the Ziff Reserve Account equal or exceed the Ziff Reserve Cap). In addition, on each due date during the continuance of a Ziff Reserve Period (unless in the case of a Ziff Reserve Period, funds in the Ziff reserve account equal or exceed the Ziff Reserve Cap), the related loan documents require the borrower to deposit into the Ziff reserve account all excess cash flow after payment of debt service, required reserves and operating expenses capped (the “Ziff Reserve Cap”) at an amount equal to the sum of (x) the product of (a) $85.46, multiplied by (b) the aggregate amount of leasable SF in the space that has not been demised under a lease renewal or replacement leases in accordance with the loan documents, plus (y) the lesser of (a) the remaining unpaid actual out-of-pocket tenant allowance and tenant improvement costs, leasing commissions and other expenses in respect of such lease renewal or replacement leases and (b) $85.46 multiplied by the aggregate amount of leasable SF in the space demised under a lease renewal or replacement leases in accordance with the loan documents minus all actual out-of-pocket tenant allowance and tenant improvement costs, leasing commissions and other expenses previously disbursed in respect of such lease renewals or replacement leases, provided, that in no event may the Ziff Reserve Cap exceed $25,000,000.

A “350 Park Avenue Trigger Period” means any period (i) after an event of default under the related loan documents until cured, (ii) after the borrower’s failure to deliver any quarterly or annual report and such failure remains uncured for 10 business days after the borrower receives written notice of such failure until such reports are delivered; (iii) upon the 12-month debt yield as calculated under the related loan documents being less than 7.25% for two consecutive fiscal quarters until the 350 Park Avenue Property achieves a 12-month debt yield of at least 7.25% for two consecutive fiscal quarters as reasonably determined by the lender or upon the borrower’s delivery to the lender of cash collateral, a letter of credit or a guaranty from a qualified guarantor to achieve a debt yield equal to 7.25%; or (iv) a Ziff Reserve Period.

A “Ziff Reserve Period” is a period commencing on the due date in October 2019 if the lease with Ziff Brothers Investments, L.L.C. has not been renewed and generally terminating upon (a) the borrower’s entering into a lease renewal or replacement leases meeting certain conditions contained in the loan documents or the trailing 12-month debt yield as of the end of the most recent fiscal quarter is at least 7.25% and (b) the amount in the applicable reserve account being at least equal to the lesser of (x) the remaining unpaid actual out-of-pocket tenant allowance and tenant improvement costs, leasing commissions and other expenses in respect of such lease renewal or replacement leases and (y) $85.46 multiplied by the aggregate amount of leasable SF in the space demised under a lease renewal or replacement leases in accordance with the loan documents minus all actual out-of-pocket tenant allowance and tenant improvement costs, leasing commissions and other expenses previously disbursed in respect of such lease renewal or replacement leases.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

350 PARK AVENUE

■	Lockbox and Cash Management. The 350 Park Avenue Loan is structured with a hard lockbox and springing cash management. The related loan documents require the borrower to direct tenants to pay rent directly to a lender-controlled lockbox account and require that all other money received by the borrower or the property manager with respect to the 350 Park Avenue Property be deposited into such lockbox account by the end of the first business day following receipt. For so long as no 350 Park Avenue Trigger Period is continuing, funds deposited into the lockbox account are required to be swept into the borrower’s operating account on a daily basis. During the continuance of a 350 Park Avenue Trigger Period, all funds in the lockbox account are required to be swept into a lender-controlled cash management account on a daily basis; provided that if the only 350 Park Avenue Trigger Period is a Ziff Reserve Period, and the amount in the Ziff reserve account equals or exceeds the Ziff Reserve Cap, then all funds deposited into the lockbox account are required to be swept into the borrower’s operating account on a daily basis. On each due date during the continuance of a 350 Park Avenue Trigger Period or, at the lender’s discretion, during an event of default under the 350 Park Avenue Loan, the related loan documents require that all amounts on deposit in the cash management account be used to pay debt service, required reserves and operating expenses, and that all remaining amounts be reserved in an excess cash flow reserve account (unless there is a Ziff Reserve Period then in effect and funds in the Ziff reserve account equal or exceed the Ziff Reserve Cap, in which case the excess amounts will be distributed to the borrower).

■	Property Management. The 350 Park Avenue Property is currently managed by Vornado Office Management LLC, an affiliate of the borrower. Under the loan documents, the 350 Park Avenue Property is required to remain managed by any management company qualified in accordance with terms of the related loan documents or any other management company approved by the lender and with respect to which a Rating Agency Confirmation has been received. The lender has the right to replace, or require the borrower to replace, the property manager with a property manager selected by the lender (i) at any time following the occurrence of an event of default under the 350 Park Avenue Loan and an acceleration of the 350 Park Avenue Loan, (ii) if any property manager becomes insolvent or a debtor in any bankruptcy or insolvency proceeding, or (iii) if at any time the property manager has engaged in gross negligence, fraud, willful misconduct or misappropriation of funds unless the lender receives evidence reasonably acceptable to the lender that the person or persons responsible for such acts or omissions have been permanently removed from working on matters related to the 350 Park Avenue Property and the property manager has paid to the lender any out-of pocket losses actually incurred by the lender as a direct result of such acts or omissions; provided, however, that prior to the borrower’s becoming so obligated under clause (ii) above, the borrower will have ten business days, from and after the date of such request, within which to provide evidence reasonably satisfactory to the lender that the property manager is no longer insolvent or such proceeding has been dismissed, as applicable, in which case the borrower will not become so obligated.

■	Mezzanine or Secured Subordinate Indebtedness. Not permitted.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

350 PARK AVENUE

■	Terrorism Insurance. The borrower is required to obtain and maintain terrorism insurance against loss or damage by terrorist acts in an amount equal to 100% of the full replacement cost of the 350 Park Avenue Property (plus 24 months of rental loss and/or business interruption coverage plus an additional period of indemnity covering the 12 months following restoration if such coverage is commercially available. With respect to any such standalone policy covering terrorist acts, the borrower will not be required to pay any insurance premiums solely with respect to such terrorism coverage in excess of the Terrorism Premium Cap; provided that if the insurance premiums payable with respect to such terrorism coverage exceeds the Terrorism Premium Cap, the lender may, at its option purchase such standalone terrorism policy, with the borrower paying such portion of the insurance premiums with respect thereto equal to the Terrorism Premium Cap and the lender paying such portion of the insurance premiums in excess of the Terrorism Premium Cap (without seeking reimbursement from the borrower). “Terrorism Premium Cap” means an amount equal to the greater of (A) the product of the rate of $0.10 per $100 times the lesser of (1) the outstanding principal balance of the 350 Park Avenue Whole Loan and (2) the sum of 100% of the full replacement cost of the 350 Park Avenue Property and the required amount of rental loss and/or business income interruption insurance and (B) two times the amount of annual insurance premium that is payable at such time for the insurance coverage required pursuant to the related loan documents (without giving effect to the cost of terrorism coverage, named storm coverage to the extent the 350 Park Avenue Property is located in Tier 1 or Tier 2 wind zones, or flood and earthquake coverage to the extent the 350 Park Avenue Property is located in high risk zones as respects such perils). To the extent that terrorism insurance pursuant is maintained pursuant to a blanket policy, if such blanket policy covers more than one property within a one thousand foot radius of the 350 Park Avenue Property (the “Radius”), the limits of any such policy will be deemed to be adequate to maintain the coverage set forth in the related loan documents for each property, including the 350 Park Avenue Property, within the Radius that is covered by such blanket policy calculated on a total insured value basis, to the extent such coverage is commercially available. See “Risk Factors—Terrorism Insurance May Not Be Available for all Mortgaged Properties” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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Lafayette Centre

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

Lafayette Centre

Lafayette Centre
Building 1

10
1000
AT&T Corp
33,272 SF
Exp 3/31/2023
9
900
GSA - OSHRC
28,746 SF
Exp 4/23/2018
950
Banyan Global
4,521 SF
Exp 12/31/2018
8
800
AT&T Corp
34,805 SF
Exp 3/31/2023
7
701
International Food Policy Research
12,988 SF
707
Vacant
5,408 SF
707B
Vacant
1,000 SF
704 & 706
GSA - Administrative Conference of the United States
7,744 SF
Exp 8/8/2020
720
International Food Policy Research
7,716 SF
6
600
AON Service Corporation
34,489 SF
Exp 2/29/2020
5
500N
Int'l Center for Research on Women
15,999 SF
Exp 9/30/2027
501
Vacant
1,616 SF
520 S
InsideNGO
5,941 SF
Exp 3/31/2028
550 S
The Philanthropy Roundtable
10,495 SF
Exp 6/30/2027
4
400
AT&T Corp
15,291 SF
Exp 3/31/2023
401
Jackson & Campbell
18,376 SF
Exp 5/31/2020
3
300
B'nai B'rith International
10,854 SF
Exp 6/30/2026
350
Jackson & Campbell
15,043 SF
Exp 5/31/2020
2
200
Vacant
7,740 SF
201-205
Jackson & Campbell
9,790 SF
Exp 5/31/2020
250
Vacant
4,869 SF
Plaza
Plaza 101
Nosegay Flower Shop
1,880 SF
Exp 11/30/2017
Plaza 1-5
Nosegay Flower Shop
149 SF
Exp 11/30/2017
Plaza 102
Vacant
4,009 SF
Plaza 105
Lafayette Cleaner
407 SF
Exp 8/31/2018
Plaza 107
West Wing Cafe
1,752 SF
Exp 9/30/2024
Plaza 113
MedStar Health
20,773 SF
Exp 8/31/2031
Plaza
Plaza 100
Management Office
1,152 SF
Plaza 002
Lafayette Barber Shop
450 SF
Exp 7/31/2022
Plaza 150B
CFTC
2,936 SF
Exp 9/30/2025
Plaza 2-2
Int'l Center for Research on Women
195 SF
Exp 9/30/2027
Plaza 1-3
AT&T Corp
353 SF
Exp 3/31/2023
Plaza 1-2, 1-4, PH-4
Jackson & Campbell
1,066 SF
Exp 5/31/2020
Plaza Storage
2,683 SF
Plaza 1-6
LAZ Parking Mid-Atlantic
46 SF
MTM
Mall
Mall 200
Vacant
6,012 SF
Mall 100 & 300
Jackson & Campbell
5,194 SF
Exp 5/31/2020
Mall Storage
Vacant
175 SF
VACANT
BUILDING
MTM
2017 – 2018
2019 – 2020
2021 – 2022
2023+

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

Lafayette Centre

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

Lafayette Centre

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

Lafayette Centre

M STREET NW
2030 M STREET
2020 M STREET
2000 M STREET
1990 M STREET
BLDG 3
2100 M STREET
1155 21ST STREET
HEARING ROOMS
NORTH BLDG 1
1120 20TH STREET
1133 20TH STREET
21ST STREET NW
20TH STREET NW
OPEN BELOW 4TH FLOOR
1129 20TH STREET
1133 21ST STREET
1120 20TH STREET
BLDG 2
SOUTH BLDG 1
2101 L STREET
2055 L STREET
2021 L STREET
2001 L STREET
1111 20TH STREET
L STREET NW

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

Lafayette Centre

Lafayette Centre
1120 20th Street Northwest and
1133 & 1155 21st Street Northwest
Washington, D.C. 20036
WEST END
CBD
FOGGY BOTTOM
GEORGE WASHINGTON UNIVERSITY
Dupont Circle
Washington Circle
Scott Circle
Farragut Square
Lafayette Square
THE WHITE HOUSE
Rock Creek
DUPONT CIRCLE
FARRAGUT NORTH
FARRAGUT WEST
FOGGY BOTTOM GWU
CONNECTICUT AVENUE
MASSACHUSETTS AVENUE
NEW HAMPSHIRE AVENUE
PENNSYLVANIA AVENUE
RHODE ISLAND AVENUE
VIRGINIA AVENUE
S STREET
R STREET
CORCORAN STREET
Q STREET
P STREET
O STREET
N STREET
M STREET
L STREET
K STREET
I (EYE) STREET
H STREET
G STREET
F STREET
E STREET
D STREET
26TH STREET
25TH STREET
24TH STREET
23RD STREET
22ND STREET
21ST STREET
20TH STREET
19TH STREET
18TH STREET
17TH STREET
16TH STREET
James Monroe Park
Edward R. Murrow Park
Rawlins Park
The World Bank
International Monetary Fund
American Red Cross
General Services Administration
Eisenhower Executive Office Bldg
US Dept of State
US Dept of the Interior
Germantown
Gaithersburg
Olney
Columbia
Rockville
MARYLAND
Laurel
Aspen Hill
Wheaton-Glenmont
Potomac
Silver Spring
Sterling
Reston
Bethesda
College Park
DISTRICT OF COLUMBIA
McLean
VIRGINIA
Vienna
Arlington
Fairfax
Annandale
Silver Hill
Centreville
Alexandria
Burke
Clinton
Mt Vernon
Fort Washington
MAP © 2017 CARTIFACT
DATA © OSM CONTRIBUTORS

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

Lafayette Centre

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		GSMC
Location (City/State)	Washington, District of Columbia	Cut-off Date Principal Balance(3)(4)		$82,500,000
Property Type	Office	Cut-off Date Principal Balance per SF(2)		$306.22
Size (SF)	793,553	Percentage of Initial Pool Balance		7.8%
Total Occupancy as of 2/1/2017(1)	86.3%	Number of Related Mortgage Loans		None
Owned Occupancy as of 2/1/2017(1)	86.3%	Type of Security		Fee Simple
Year Built / Latest Renovation	1980-1986 / 2016	Mortgage Rate		4.2460%
Appraised Value	$404,000,000	Original Term to Maturity (Months)		121
		Original Amortization Term (Months)		NAP
		Original Interest Only Period (Months)		121

Underwritten Revenues	$42,813,468
Underwritten Expenses	$18,187,162	Escrows
Underwritten Net Operating Income (NOI)	$24,626,306		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$23,830,913	Taxes	$0	$0
Cut-off Date LTV Ratio(2)	60.1%	Insurance	$0	$0
Maturity Date LTV Ratio(2)	56.5%	Replacement Reserves	$0	$0
DSCR Based on Underwritten NOI / NCF(2)	2.35x / 2.28x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF(2)	10.1% / 9.8%	Other(5)	$3,572,450	$0

Sources and Uses
Sources	$	%	Uses	$	%
Whole Loan Amount	$243,000,000	59.6%	Purchase Price	$404,000,000	99.1%
Principal’s New Cash Contribution	164,817,677	40.4	Reserves	3,572,450	0.9
			Closing Costs	245,227	0.1

Total Sources	$407,817,677	100.0%	Total Uses	$407,817,677	100.0%

(1)	Total Occupancy and Owned Occupancy include two tenants totaling 13,105 SF (DC Chamber of Commerce: 7,164 SF and InsideNGO: 5,941 SF) that have executed leases but have not taken occupancy or begun paying rent. DC Chamber of Commerce is anticipated to take occupancy in July 2017 and commence paying rent in February 2018, and InsideNGO is anticipated to take occupancy in April 2017 and commence paying rent in April 2018. We cannot assure you that these tenants will take occupancy or begin paying rent as anticipated or at all. Total Occupancy and Owned Occupancy excluding these tenants are both 84.6%. Total Occupancy and Owned Occupancy exclude International Food Policy Research Institute, which currently leases 20,704 SF (2.6% of total SF) and has given notice to vacate upon their lease expiration on April 30, 2017

(2)	Calculated based on the aggregate outstanding balance of the Lafayette Centre Whole Loan. See “—The Mortgage Loan” below.

(3)	The Maturity Date LTV Ratio is calculated using the “as stabilized” appraised value of $430,000,000. The Maturity Date LTV Ratio calculated based on the “as-is” appraised value of $404,000,000 is 60.1%. See “—Appraisal” below.

(4)	The Cut-off Date Principal Balance represents the controlling note A-1 of the $243,000,000 Lafayette Centre Whole Loan.

(5)	Upfront other reserve represents approximately $2.25 million for tenant improvements and leasing commissions and approximately $1.3 million for free rent. See “—Escrows” below.

■	The Mortgage Loan. The mortgage loan (the “Lafayette Centre Loan”) is part of a whole loan (the “Lafayette Centre Whole Loan”) comprised of three pari passu notes that are secured by a first mortgage encumbering the borrower’s fee simple interest in an office property located in Washington, D.C. (the “Lafayette Centre Property”). The Lafayette Centre Loan (evidenced by note A-1), which represents a controlling interest in the Lafayette Centre Whole Loan, has an outstanding principal balance as of the Cut-off Date of $82,500,000 and represents approximately 7.8% of the Initial Pool Balance. The related companion loans (the “Lafayette Centre Companion Loans”) have an aggregate outstanding principal balance as of the Cut-off Date of $160,500,000 and are evidenced as of the Cut-off Date by a $80,250,000 non-controlling note A-2 and a $80,250,000 non-controlling note A-3, which are currently held by Goldman Sachs Mortgage Company and are expected to be contributed to one or more future securitization transactions or otherwise transferred at any time. The Lafayette Centre Whole Loan was originated by Goldman Sachs Mortgage Company on February 21, 2017. The Lafayette Centre Whole Loan has an outstanding principal balance as of the Cut-off Date of $243,000,000, and each note has an interest rate of 4.2460% per annum. The borrower utilized the proceeds of the Lafayette Centre Whole Loan to acquire the Lafayette Centre Property, fund reserves and pay origination costs.

The Lafayette Centre Loan had an initial term of 121 months and has a remaining term of 120 months as of the Cut-off Date. The Lafayette Centre Loan requires interest only payments on each due date through the scheduled maturity date in March 2027. Voluntary prepayment of the Lafayette Centre Whole Loan is prohibited prior to the due date in November 2026. At any time after the earlier to occur of (a) the third anniversary of the origination date of the Lafayette Centre Whole Loan and (b) the second anniversary of the closing date of the securitization into which the last of the Lafayette Centre Companion Loans are deposited, the Lafayette Centre Whole Loan may be defeased in full (or partially defeased to cause the debt yield to equal 7% to avoid or end a Lafayette Centre Trigger Period as described below under “—Escrows”) with direct, non-callable obligations of the United States of America.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

Lafayette Centre

■	The Mortgaged Property. The Lafayette Centre Property is a three building, Class A office complex consisting of 793,553 SF located on approximately 2.5 acres in the Washington, D.C. central business district (“CBD”). The Lafayette Centre Property was built between 1980 and 1986, was most recently renovated in 2016 and it is LEED Gold certified. The Lafayette Centre Property is accessible from Northern Virginia via I-66, the George Washington Memorial Parkway, and it is approximately eight miles from Bethesda via Massachusetts Avenue.

The Lafayette Centre Property serves as the headquarters for the U.S. Commodity Futures Trading Commission (“CFTC”), an independent federal regulatory agency created by Congress in 1974. CFTC occupies 36.5% of the total SF and contributes 48.1% of the underwritten base rent (47.1% of underwritten total rent) pursuant to a lease that expires in September 2025. Other investment grade tenants at the property include two additional government services administration (“GSA”) tenants, MedStar Health, AT&T Corp. (“AT&T”), AON Services Corporation and Itochu International. Including CFTC and the GSA tenants, investment grade tenants at the Lafayette Centre Property occupy 70.8% of the total SF and contribute 82.0% of the underwritten base rent (83.1% of underwritten total rent). As of February 1, 2017, Total Occupancy and Owned Occupancy for the Lafayette Centre Property were both 86.3%.

An affiliate of a fund sponsored by Beacon Capital Partners, LLC (“Beacon”) acquired the Lafayette Centre Property in 2007 and has since managed the property and invested approximately $50.9 million in improvements, including common area renovations, new elevator cabs and system modernization, the addition of a tenant-only conference facility, fitness center, bike room, outdoor terrace seating, and garage repairs, as well as new signage. The borrower utilized the proceeds of the Lafayette Centre Whole Loan to acquire the Lafayette Centre Property from an affiliate of Beacon. An affiliate of Beacon retained an equity interest in the borrower and is expected to continue to manage the Lafayette Centre Property. See “—The Borrower” below.

The following table presents certain information relating to office and retail tenants at the Lafayette Centre Property:

Ten Largest Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
CFTC(2)	AAA / Aaa / AA+	289,295	36.5%	$15,955,622	48.1%	$55.15	9/30/2025	2, 5-year options
AT&T Corp(3)	A- / Baa1 / BBB+	83,721	10.6	4,281,181	12.9	51.14	3/31/2023	NA
MedStar Health(4)	A / A2 / A-	112,363	14.2	3,113,936	9.4	27.71	8/31/2031	3, 5-year options
Jackson & Campbell(5)	NR / NR / NR	49,469	6.2	2,863,204	8.6	57.88	5/31/2020	1, 10-year option
AON Service Corporation	BBB+ / Baa2 / A-	34,489	4.3	1,935,868	5.8	56.13	2/29/2020	NA
GSA – OSHRC(6)	AAA / Aaa / AA+	28,746	3.6	1,239,466	3.7	43.12	4/23/2018	1, 5-year option
Int’l Center for Research on Women(7)	NR / NR / NR	16,194	2.0	790,392	2.4	48.81	9/30/2027	1, 5-year option
The Philanthropy Roundtable	NR / NR / NR	10,495	1.3	516,354	1.6	49.20	6/30/2027	1, 5-year option
B’nai B’rith International	NR / NR / NR	10,854	1.4	508,453	1.5	46.84	6/30/2026	1, 5-year option
GSA – ACUS(8)	AAA / Aaa / AA+	7,744	1.0	385,353	1.2	49.76	8/08/2020	NA
Ten Largest Tenants		643,370	81.1%	$31,589,828	95.2%	$49.10
Remaining Owned Tenants(9)		41,422	5.2	1,593,404	4.8	38.47
Vacant Space(10)		108,761	13.7	0	0.0	0.00
Totals / Wtd. Avg. Tenants		793,553	100.0%	$33,183,232	100.0%	$48.46

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)	CFTC is permitted to terminate its lease (with payment of a termination fee equal to the then-unamortized transaction cost) if Congress makes no funds available to the CFTC from which payments for the purposes of leasing space can be made. The lease can also be terminated by CFTC upon 180 days prior written notice for the convenience of the Federal Government if the statutory mission of the CFTC is no longer performed by the CFTC.

(3)	AT&T Corp is permitted to terminate its lease any time after March 2020, if and only if 4 or more windows on the west side of the building are blocked, or a future development is built within 10 feet of the west side windows on floors 4, 8, and 10.

(4)	MedStar Health has a one-time option to terminate its lease effective September 30, 2026 with 20-months’ notice and payment of an approximately $9.4 million termination fee. MedStar Health pays reimbursements on a triple-net basis with an underwritten base rent of $27.71 per SF and an underwritten total rent of $44.73 per SF.

(5)	Jackson & Campbell sublets 7,325 SF on the 2nd floor to Sanametrix, Inc. and 3,396 SF on the 4th floor to the Association of Farmworker Opportunity Programs.

(6)	GSA – OSHRC is the Occupational Safety and Health Review Commission.

(7)	Int’l Center for Research on Women is permitted to terminate its lease on March 31, 2024 with 15 months’ notice and payment of a termination fee equal to the then-unamortized transaction cost.

(8)	GSA – ACUS is the Administrative Conference of the United States.

(9)	Remaining Owned Tenants includes two tenants totaling 13,105 SF (DC Chamber of Commerce: 7,164 SF and InsideNGO: 5,941 SF) that have executed leases but have not taken occupancy or begun paying rent.

(10)	Vacant Space includes International Food Policy Research Institute, which currently leases 20,704 SF (2.6% of total SF) and has given notice to vacate upon their lease expiration on April 30, 2017.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

Lafayette Centre

The following table presents certain information relating to the lease rollover schedule at the Lafayette Centre Property based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	46	0.0%	0.0%	$0	0.0%	$0.00	1
2017	2,029	0.3	0.3%	56,258	0.2	27.73	1
2018	39,116	4.9	5.2%	1,769,196	5.3	45.23	4
2019(2)	0	0.0	5.2%	8,806	0.0	0.00	1
2020(2)	91,702	11.6	16.7%	5,190,425	15.6	56.60	4
2021	0	0.0	16.7%	0	0.0	0.00	0
2022	450	0.1	16.8%	54,926	0.2	122.06	2
2023	83,974	10.6	27.4%	4,342,962	13.1	51.72	2
2024	1,752	0.2	27.6%	85,446	0.3	48.77	1
2025(3)	296,459	37.4	65.0%	16,227,854	48.9	54.74	2
2026(2)	10,854	1.4	66.3%	517,453	1.6	47.67	2
2027	32,689	4.1	70.5%	1,518,921	4.6	46.47	3
2028 & Thereafter(4)	125,721	15.8	86.3%	3,410,986	10.3	27.13	5
Vacant(5)	108,761	13.7	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	793,553	100.0%		$33,183,232	100.0%	$48.46	28

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

(2)	Includes one antenna tenant with no SF attributed.

(3)	Includes DC Chamber of Commerce (7,164 SF), which has executed a lease but has not taken occupancy or begun paying rent.

(4)	Includes a Fitness Center (4,568 SF) and Management Office (1,152 SF) with no Underwritten Base Rent attributed. Includes InsideNGO (5,941 SF), which has executed a lease but has not taken occupancy or begun paying rent.

(5)	Vacant includes International Food Policy Research Institute, which currently leases 20,704 SF (2.6% of total SF) and has given notice to vacate upon their lease expiration on April 30, 2017.

The following table presents certain information relating to historical occupancy at the Lafayette Centre Property:

Historical Leased %(1)

2013	2014	2015	TTM 9/30/2016	As of 2/1/2017(2)(3)
86.7%	84.7%	80.3%	77.9%	86.3%

(1)	As provided by the borrower and reflects average occupancy for the indicated year ended December 31 unless specified otherwise.

(2)	Includes two tenants totaling 13,105 SF (DC Chamber of Commerce: 7,164 SF and InsideNGO: 5,941 SF) that have executed leases but have not taken occupancy or begun paying rent.

(3)	Excludes International Food Policy Research Institute, which currently leases 20,704 SF (2.6% of total SF) and has given notice to vacate upon their lease expiration on April 30, 2017.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

Lafayette Centre

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to historical operating performance and the Underwritten Net Cash Flow at the Lafayette Centre Property:

Cash Flow Analysis(1)

	2013	2014	2015	TTM 9/30/2016	Underwritten(2)(3)	Underwritten $ per SF
Base Rental Revenue	$30,354,695	$30,564,052	$30,862,460	$29,617,080	$33,183,232	$41.82
Contractual Rent Steps(4)	0	0	0	0	2,965,653	3.74
Total Reimbursement Revenue	1,343,535	1,505,665	1,673,627	1,852,500	5,052,157	6.37
Gross Up Vacancy	0	0	0	0	4,713,999	5.94
Parking Revenue	1,166,200	999,520	1,166,200	1,196,988	1,342,791	1.69
Other Revenue	208,766	317,781	231,472	269,635	269,635	0.34
Gross Revenue	$33,073,196	$33,387,018	$33,933,759	$32,936,203	$47,527,467	$59.89
Vacancy Loss	0	0	0	0	(4,713,999)	(5.94)
Effective Gross Revenue	$33,073,196	$33,387,018	$33,933,759	$32,936,203	$42,813,468	$53.95
Real Estate Taxes	5,866,989	5,671,418	6,285,009	6,130,033	8,173,580	10.30
Insurance	144,491	148,737	142,311	134,808	134,808	0.17
Utilities	2,190,937	2,283,815	2,323,481	2,290,930	2,070,809	2.61
Repairs & Maintenance	2,001,048	2,297,825	2,101,774	2,502,268	2,502,268	3.15
Janitorial	1,033,870	1,071,561	1,101,973	1,071,551	1,071,551	1.35
Management Fee	934,342	926,918	903,185	781,547	1,000,000	1.26
Payroll (Office, Security, Maintenance)	1,204,319	1,158,630	1,320,310	1,285,164	1,346,196	1.70
Marketing	96,497	59,472	88,826	211,345	153,841	0.19
General and Administrative - Direct	836,850	850,132	871,991	846,786	846,786	1.07
Other Expenses	503,828	460,929	594,522	627,959	887,323	1.12
Total Operating Expenses	$14,813,171	$14,929,437	$15,733,382	$15,882,391	$18,187,162	$22.92

Net Operating Income	$18,260,025	$18,457,581	$18,200,377	$17,053,812	$24,626,306	$31.03
Tenant Improvements	0	0	0	0	507,874	0.64
Leasing Commissions	0	0	0	0	253,937	0.32
Replacement Reserves	0	0	0	0	33,583	0.04
Net Cash Flow	$18,260,025	$18,457,581	$18,200,377	$17,053,812	$23,830,913	$30.03

(1)	Certain items such as free rent, bad debt, prepaid rent, termination fee income, interest income and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	The increase in underwritten cash flow from the TTM period is primarily the result of new leasing activity, including a triple-net lease for MedStar Health (112,363 SF) that began in July 2016.

(3)	Underwritten cash flow is based on contractual rents as of February 1, 2017 and contractual rent steps through February 28, 2018.

(4)	Underwritten contractual rent steps reflects the net present value of future contractual rent steps for credit rated tenants through the end of their lease terms (excluding any rent steps already captured in Underwritten Base Rental Revenue), using a discount rate of 7.0%.

■	Appraisal. According to the appraisal, the Lafayette Centre Property had a total “as-is” appraised value of $404,000,000 as of December 14, 2016 and an “as stabilized” appraised value of $430,000,000 as of December 14, 2018, which assumes a stabilized occupancy of 95.0%.

■	Environmental Matters. According to a Phase I environmental report, dated December 28, 2016, there are no recognized environmental conditions or recommendations for further action at the Lafayette Centre Property other than the implementation of an operations and maintenance plan for asbestos containing materials.

■	Market Overview and Competition. The Lafayette Centre Property is located in the Washington, D.C. CBD office submarket. As of the third quarter of 2016, the CBD submarket contained 38.5 million of total office SF and a vacancy rate of 9.5%.

District of Columbia Office Market Statistics(1)

	Capitol Hill	Capitol Riverfront	CBD	East End	Georgetown	NOMA	Southwest	Uptown	West End	Washington, DC Total
No. of Buildings	31	11	232	199	22	42	34	72	18	661
Inventory (SF)	4,683,182	3,713,258	38,486,683	43,033,182	2,619,104	10,883,057	11,853,498	6,417,967	2,841,021	124,530,952
Direct Vacancy Rate	13.4%	15.3%	9.5%	13.4%	7.5%	8.6%	12.1%	17.4%	12.6%	11.8%
3Q 2016 Net Absorption (SF)	(32,237)	(123,375)	161,511	(33,101)	11,523	68,069	(108,354)	10,992	(4,917)	(49,889)
YTD 2016 Net Absorption (SF)	(170,355)	(126,986)	411,630	(144,893)	12,865	117,765	90,577	(38,028)	24,954	177,529
Avg. Asking Rental Rate	$59.71	$46.81	$54.13	$57.01	$44.08	$48.88	$48.42	$41.27	$52.09	$52.68

(1)	Source: Appraisal.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

Lafayette Centre

The following table presents certain information relating to the primary competition for the Lafayette Centre Property:

Competitive Set(1)

	1800 M Street NW	111 19th Street NW	1050 Connecticut Avenue NW	1150 18th Street NW	1850 M Street, NW	1200 New Hampshire Avenue NW
Class	A	B	A	A	A-	A
Stories	10	12	12	10	12	8
Year Built / Renovated	1975 / 2013	1979 / NAP	1982 / NAP	1990 / NAP	1986 / NAP	1980 / NAP
Net Rentable Area (SF)	535,253	271,251	708,753	166,518	242,375	291,253
Occupancy	90%	81%	96%	99%	100%	100%
Rental Rate per SF	$55.00	$54.00 – $59.00	NAV	$53.00	NAV	$38.00
Reimbursements	Full Service	Full Service + Base Year	Full Service + Base Year	Full Service + Base Year	Base Year Stop	Full Service

(1)	Source: Appraisal.

■	The Borrower. The borrower is LCPC Lafayette Property LLC, a single-purpose, single-asset entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Lafayette Centre Whole Loan. Other than the borrower, no person or entity guarantees the non-recourse carveouts with respect to the Lafayette Centre Whole Loan. The borrower sponsor is DC REIT Lafayette LLC, the owner of the borrower.

The borrower is indirectly wholly-owned by a joint venture between and among affiliates of Beacon, affiliates of GIC Private Limited ("GIC"), and Korea Investment Corporation, a corporation organized under the laws of the Republic of Korea ("KIC"). Affiliates of Beacon indirectly own an approximately 2.5% interest in the borrower, affiliates of GIC indirectly own an approximately 48.75% interest in the Borrower, and KIC owns (indirectly) an approximately 48.75% interest in the borrower. GIC is a global investment firm with over $100 billion of assets under management in more than 40 countries worldwide. KIC is a global investment firm with over $100 billion of assets under management in more than 50 countries worldwide.

■	Escrows. On the origination date, the borrower funded an unfunded obligations account in the amount of $3,572,450 in connection with tenant improvement and leasing commission obligations of the borrower and free rent attributable to various tenants. Of the unfunded obligations, approximately $2.0 million was reserved for tenant improvements for Int’l Center for Research on Women, InsideNGO and DC Chamber of Commerce tenants. Approximately $251,000 was reserved for leasing commissions, primarily related to DC Chamber of Commerce, Int’l Center for Research on Women and The Philanthropy Roundtable. In addition, approximately $1.3 million was reserved for free rent primarily for MedStar Health, InsideNGO, The Philanthropy Roundtable and DC Chamber of Commerce.

On each due date during the continuance of a Lafayette Centre Trigger Period, the borrower is required to fund (i) a tax and insurance reserve in an amount equal to one-twelfth of the amount that the lender reasonably estimates will be necessary to pay taxes and insurance premiums over the then succeeding 12-month period, unless in the case of insurance premiums, the borrower is maintaining a blanket policy in accordance with the related loan documents and there is no continuing event of default, and upon request of the lender, the borrower provides evidence of renewals of such policies and payment of related premiums, (ii) a capital expenditure reserve in an amount equal to $16,532 and (iii) during a Lafayette Centre Trigger Period pursuant to clause (i) or (ii) of the definition thereof set forth below unless otherwise provided in the related loan documents, a tenant improvements and leasing commissions reserve in an amount equal to $99,194.

In addition, on each due date during the continuance of a Lafayette Centre Trigger Period, the related loan documents require an excess cash flow reserve as discussed under “—Lockbox and Cash Management” below.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

Lafayette Centre

A “Government Lease Trigger Period” means, unless the borrower has entered into qualifying replacement leases and/or a CFTC lease renewal acceptable to the lender of at least 239,000 SF at the Lafayette Centre Property (each, a “Government Re-Leasing Condition”), the period commencing on the date that is 18 months prior to the termination of the CFTC government lease, whether at its scheduled expiration in September 2025 or upon such earlier termination as may be agreed to by the parties to such lease, and ending on the earlier to occur of (i) the date on which the sum of (x) the aggregate amount deposited into the government tenant leasing reserve account without taking into account amounts previously disbursed from such account, plus (y) equity paid by the borrower pursuant to the loan documents, equals the product of (a) $50, times (b) the square footage to be vacated by the tenant under the CFTC government lease, excluding any square footage that has been re-leased by the borrower pursuant to one or more qualifying replacement leases and/or a CFTC lease renewal acceptable to the lender or (ii) the date the Government Re-Leasing Condition has been satisfied.

A “Lafayette Centre Trigger Period” means (i) commencing with the fiscal quarter ending December 2017, any period commencing as of the last day of the second of any two consecutive fiscal quarters during which the debt yield based on net operating income (as calculated under the related loan documents) is less than 7.00%, and ending at the conclusion of the second consecutive fiscal quarter for which the debt yield for each such fiscal quarter is equal to or greater than 7.00%, (ii) commencing 15 business days following the borrower’s receipt of written notice of its failure to deliver monthly, quarterly or annual financial reports and ending when such reports are delivered and they indicate that no other Lafayette Centre Trigger Period is ongoing and (iii) a Government Lease Trigger Period.

■	Lockbox and Cash Management. The Lafayette Centre Whole Loan is structured with a hard lockbox and springing cash management. The related loan documents require the borrower to direct tenants to pay rent directly to a lender-controlled lockbox account and all cash revenues relating to the Lafayette Centre Property and all other money received by the borrower or the property manager with respect to the Lafayette Centre Property (other than tenant termination fees and tenant security deposits) be deposited into such lockbox account by the end of the second business day following receipt. At the end of each business day, all funds in the lockbox account are required to be swept into (a) if no Lafayette Centre Trigger Period or event of default under the Lafayette Centre Whole Loan is continuing, the borrower’s operating account, or (b) during the continuance of a Lafayette Centre Trigger Period or event of default under the Lafayette Centre Whole Loan, the cash management account. Upon termination of a Lafayette Centre Trigger Period, so long as no event of default is continuing under the Lafayette Centre Whole Loan, all funds in the cash management account (other than any funds required to be held in reserve by the lender) are required to be transferred into a borrower-controlled operating account.

On each due date during the continuance of a Lafayette Centre Trigger Period or, at the lender’s discretion, during an event of default under the Lafayette Centre Whole Loan, the related loan documents require that all amounts on deposit in the cash management account be used to pay debt service, required reserves and operating expenses, and that all remaining amounts be reserved in (i) an excess cash flow reserve account with respect to a Lafayette Centre Trigger Period other than a Government Lease Trigger Period, and (ii) a government tenant leasing reserve with respect to a Government Lease Trigger Period.

■	Property Management. The Lafayette Centre Property is managed by LCPC Lafayette Property Manager LLC, which is an affiliate of the borrower and Laz Parking Mid-Atlantic, LLC, which is not an affiliate of the borrower, pursuant to separate management agreements. Under the related loan documents, the Lafayette Centre Property is required to remain managed by LCPC Lafayette Property Manager LLC and Laz Parking Mid-Atlantic, LLC or any other management company specified in the related loan documents or otherwise approved by the lender in accordance with the related loan documents and (in the case of replacement of LCPC Lafayette Property Manager LLC with a management company requiring the lender’s approval) with respect to which a Rating Agency Confirmation has been received. The lender has the right to replace, or require the borrower to replace, the property manager and require the borrower to engage a property manager selected by the borrower and (unless otherwise provided in the related loan documents) reasonably approved by the lender (i) during the continuance of an event of default under the Lafayette Centre Whole Loan, (ii) following any foreclosure, conveyance in lieu of foreclosure or other similar transaction, (iii) during the continuance of a material default by

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

Lafayette Centre

the property manager under the management agreement (after the expiration of any applicable notice and/or cure periods), (iv) if the property manager files or is the subject of a petition in bankruptcy or (v) if a trustee or receiver is appointed for the property manager’s assets or the property manager makes an assignment for the benefit of its creditors or is adjudicated insolvent.

■	Mezzanine or Secured Subordinate Indebtedness. Not permitted.

■	Terrorism Insurance. So long as TRIPRA or a similar or similar subsequent statute is in effect, the borrower is required to maintain terrorism insurance for foreign and domestic acts (as those terms are defined in TRIPRA or similar or similar subsequent statute) in an amount equal to the full replacement cost of the Lafayette Centre Property (plus 18 months of business interruption coverage). If TRIPRA or a similar or subsequent statute is not in effect, then provided that terrorism insurance is commercially available, the borrower is required to carry terrorism insurance throughout the term of the Lafayette Centre Whole Loan as described in the preceding sentence, but in that event the borrower is not required to spend more than two times the amount of the insurance premium that is payable at that time in respect of the property and business interruption/rental loss insurance required under the related loan documents (without giving effect to the cost of terrorism, flood and earthquake components of such property and business interruption/rental loss insurance), and if the cost of terrorism insurance exceeds such amount, then the borrower is required to purchase the maximum amount of terrorism insurance available with funds equal to such amount. In either such case, terrorism insurance may not have a deductible in excess of $100,000. The required terrorism insurance may be included in a blanket policy so long as the borrower provides evidence satisfactory to the lender that the insurance premiums for the Lafayette Centre Property are separately allocated to the Lafayette Centre Property and that the policy will provide the same protection as a separate policy. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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U.S. Industrial Portfolio

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

U.S. Industrial Portfolio

MAP © 2016 CARTIFACT
DATA © OSM CONTRIBUTORS
CANADA
MEXICO
Pacific Ocean
Atlantic Ocean
Gulf of Mexico
Seattle
Minneapolis
Chicago
Detroit
Cleveland
Buffalo
Boston
New York
Philadelphia
Baltimore
Washington DC
Denver
Sacramento
San Francisco
Las Vegas
Los Angeles
San Diego
Phoenix
St Louis
Indianapolis
Cincinnati
Columbus
Lexington
Nashville
Charlotte
Atlanta
Memphis
Dallas
Fort Worth
Houston
San Antonio
New Orleans
Jacksonville
Orlando
Tampa
Miami

U.S. Industrial Portfolio

#	Property Name	Address	City/State	Zip Code
1	Hannibal	3851 and 3855 Santa Fe Avenue and 2226, 2230, 2240, 2250 and 2332 East 38th Street	Vernon, CA	90058
2	Kraco	2411 and 2415 North Santa Fe Avenue, 419, 439, 505, 507, 514, 520, 531 and 537 East Euclid Avenue and 430 East Carlin Avenue	Compton, CA	90222
3	New WinCup - Phoenix	7980 West Buckeye Road	Tolleson, AZ	85353
4	Worlds Finest Chocolates	4825 South Lawndale Avenue	Chicago, IL	60632
5	SET - MI	36211 South Huron Road	Huron Township, MI	48164
6	Plaid - Decatur	2331 Mellon Court	Decatur, GA	30035
7	Oracle Packaging	220 Polo Road	Winston-Salem, NC	27105
8	TestAmerica - West SAC	880 Riverside Parkway	West Sacramento, CA	95605
9	TestAmerica - Arvada	4955 Yarrow Street	Arvada, CO	80002
10	Northwest Mailing Service	5401-5501 West Grand Avenue	Chicago, IL	60639
11	Lyons	11301-11401 Electron Drive	Louisville, KY	40299
12	Wilbert Plastics	2930 Greenville Highway	Easley, SC	29640
13	Angstrom Graphics	4437 East 49th Street	Cuyahoga Heights, OH	44125
14	New WinCup - Stone Mountain	4600-4680 Lewis Road	Stone Mountain, GA	30083
15	Universal Pool - Armory	300 West Armory Drive	South Holland, IL	60473
16	Jade-Sterling - IL	5100 West 73rd Street and 7201 South Leamington Avenue	Bedford Park, IL	60638
17	Plaid - Norcross	3225 Westech Drive	Norcross, GA	30092
18	Phillips and Temro	9700 West 74th Street	Eden Prairie, MN	55344
19	TestAmerica - Savannah	5102 LaRoche Avenue	Savannah, GA	31404
20	Hover-Davis	100 Paragon Drive	Rochester, NY	14624
21	Jade-Sterling - OH	200 Francis D Kenneth Drive and 2300 East Aurora Road	Twinsburg and Aurora, OH	44087 and 44202
22	Fitz Aerospace	6625 Iron Horse Boulevard	North Richland Hills, TX	76180
23	MVP Charleston	1031 LeGrand Boulevard	Charleston, SC	29492
24	Paragon Tech	5775 East Ten Mile Road	Warren, MI	48091
25	Aramsco and Bulls Eye	1480 Grandview Avenue	West Deptford Township, NJ	08066
26	Shale-Inland	9500, 9521, 9545-9555 Ainslie Street and 9550 Kelvin Lane	Schiller Park, IL	60176
27	M.P. Pumps	34800 Bennett Drive	Fraser, MI	48026
28	TestAmerica - Pensacola	3355 McLemore Drive	Pensacola, FL	32514
29	Microfinish	4001 Gratiot Avenue and 3981 Sarpy Avenue	St. Louis, MO	63110
30	MVP Mayfield	112 Industrial Road	Mayfield, KY	42066
31	Builders FirstSource	1602 Industrial Park Drive	Plant City, FL	33566
32	Banner	17382 Foltz Parkway	Strongsville, OH	44149
33	SET - IN	1 Steel Way	North Vernon, IN	47265
34	Progressive Metal	1200, 1300 & 1460 Channing Avenue	Ferndale, MI	48220
35	Universal Pool - 166th	2 West 166th Street	South Holland, IL	60473
36	SITEL	1417 North Magnolia Avenue	Ocala, FL	34475
37	TestAmerica - Tallahassee	2846 Industrial Plaza Drive	Tallahassee, FL	32301
38	Texas Die Casting	600 South Loop 485	Gladewater, TX	75647
39	TestAmerica - Corpus Christi	1733 North Padre Island Drive	Corpus Christi, TX	78408

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

U.S. Industrial Portfolio

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	39	Loan Seller	GSMC
Location (City/State)	Various, Various	Cut-off Date Principal Balance(5)	$74,817,156
Property Type	Industrial	Cut-off Date Principal Balance per SF(2)	$48.72
Size (SF)	6,298,728	Percentage of Initial Pool Balance	7.0%
Total Occupancy as of 9/1/2016	100.0%	Number of Related Mortgage Loans	None
Owned Occupancy as of 9/1/2016	100.0%	Type of Security	Fee Simple
Year Built / Latest Renovation	1927-2000 / 1960-2015	Mortgage Rate	3.9740%
Appraised Value(1)	$456,000,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)(3)	NAP
Original Interest Only Period (Months)	NAP

Underwritten Revenues	$38,655,277
Underwritten Expenses	$6,889,697	Escrows
Underwritten Net Operating Income (NOI)	$31,765,579	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$29,352,131	Taxes	$0	$0
Cut-off Date LTV Ratio(2)	67.3%	Insurance	$0	$0
Maturity Date LTV Ratio(2)	64.2%	Replacement Reserve(6)	$1,259,746	$0
DSCR Based on Underwritten NOI / NCF(2)(3)(4)	2.30x / 2.12x	TI/LC(7)	$3,000,000	$0
Debt Yield Based on Underwritten NOI / NCF(2)	10.4% / 9.6%	Other(8)	$5,816,966	$0

Sources and Uses
Sources	$	%	Uses	$	%
Whole Loan Amount	$307,640,000	100.0%	Loan Payoff	$228,343,570	74.2%
Preferred Equity Redemption(9)	66,295,679	21.5
Reserves	10,076,712	3.3
Closing Costs	2,924,039	1.0

Total Sources	$307,640,000	100.0%	Total Uses	$307,640,000	100.0%

(1)	The Appraised Value represents the aggregate “as-is” appraised value of the U.S. Industrial Portfolio Properties of $422,640,000 plus an 8.0% portfolio premium. The Cut-off Date LTV Ratio for the U.S. Industrial Portfolio Whole Loan calculated on the basis of the aggregate “as-is” appraised value without the portfolio premium is 72.6%. See “—Appraisals” below.

(2)	Calculated based on the aggregate outstanding balance of the U.S. Industrial Portfolio Whole Loan. See “—The Mortgage Loan” below.

(3)	The U.S. Industrial Portfolio Whole Loan requires monthly debt service payments of (i) $125,000 of principal plus (ii) the amount of interest accrued on the outstanding principal balance of the mortgage loan during the related interest accrual period.

(4)	The DSCR Based on Underwritten NOI / NCF is calculated using the aggregate debt service for the 12-month period commencing on the due date in March 2017.

(5)	The Cut-off Date Principal Balance of $64,841,536 represents the non-controlling note A-3 of a $307,640,000 whole loan evidenced by four pari passu notes.

(6)	Replacement reserve is capped at $1,259,746. See “—Escrows” below.

(7)	TI/LC reserve is capped at $4,500,000. See “—Escrows” below.

(8)	See “—Escrows” below.

(9)	Preferred Equity Redemption represents a partial redemption of an existing preferred equity position.

■	The Mortgage Loan. The mortgage loan (the “U.S. Industrial Portfolio Loan”) is part of a whole loan (the “U.S. Industrial Portfolio Whole Loan”) comprised of four pari passu notes that are secured by first mortgages encumbering the borrowers’ fee simple interests in 39 industrial properties located in 17 states (the “U.S. Industrial Portfolio Properties”). The U.S. Industrial Portfolio Loan (evidenced by note A-3), which represents a non-controlling interest in the U.S. Industrial Portfolio Whole Loan, has an outstanding principal balance as of the Cut-off Date of $74,817,156 and represents approximately 7.0% of the Initial Pool Balance. The related companion loans (the “U.S. Industrial Portfolio Companion Loans”) have an aggregate outstanding principal balance as of the Cut-off Date of $232,072,844 and are evidenced as of the Cut-off Date by a $84,792,777 controlling note A-1 that was contributed to the GSMS 2016-GS3 transaction, a $74,817,156 non-controlling note A-2 that was contributed to the GSMS 2016-GS4 transaction, and a $72,462,910 non-controlling note A-4, that is currently held by Goldman Sachs Mortgage Company and is expected to be contributed to one or more future securitization transactions or otherwise transferred at any time. The U.S. Industrial Portfolio Whole Loan was originated by Goldman Sachs Mortgage Company on September 1, 2016. The U.S. Industrial Portfolio Whole Loan has an outstanding principal balance as of the Cut-off Date of $306,890,000, and each note has an interest rate of 3.9740% per annum. The borrower utilized the proceeds of the U.S. Industrial Portfolio Whole Loan to refinance existing debt, return equity to the borrower sponsor, fund reserves and pay origination costs.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

U.S. Industrial Portfolio

The U.S. Industrial Portfolio Loan had an initial term of 120 months and has a remaining term of 114 months as of the Cut-off Date. The U.S. Industrial Portfolio Loan requires monthly payments (i) $125,000 of principal plus (ii) the amount of interest accrued on the outstanding principal balance of the U.S. Industrial Portfolio Loan during the related interest accrual period of interest. The scheduled maturity date of the U.S. Industrial Portfolio Loan is the due date in September 2026. Voluntary prepayment of the U.S. Industrial Portfolio Loan is prohibited prior to the due date in June 2026. Provided that no event of default under the U.S. Industrial Portfolio Loan is continuing, at any time after the earlier to occur of (a) the third anniversary of the origination date of the U.S. Industrial Portfolio Loan and (b) the second anniversary of the closing date of the securitization into which the last U.S. Industrial Portfolio Companion Loan is deposited, the U.S. Industrial Portfolio Loan may be defeased in full (or partially defeased in connection with the release of one or more buildings comprising the U.S. Industrial Portfolio Properties or to increase the debt service coverage ratio to 1.25x to avoid a U.S. Industrial Portfolio Trigger Period as described below under “—Escrows” or to be entitled to proceeds in connection with a restoration) with direct, non-callable obligations of the United States of America.

■	The Mortgaged Properties. The U.S. Industrial Portfolio is comprised of 39 properties built between 1927 and 2000, located in 17 states. The U.S. Industrial Portfolio consists of 6,298,728 SF and Total and Owned Occupancy are both 100.0%.

The following table presents certain information relating to the U.S. Industrial Portfolio Properties:

Property Name	City	State	% of Allocated Loan Amount	Total GLA	Year Built	As-Is Appraised Value	UW NCF
Hannibal	Vernon	CA	13.1%	429,122	Various	$55,500,000	$3,988,115
Kraco	Compton	CA	9.7	364,440	Various	41,000,000	2,841,945
New WinCup - Phoenix	Tolleson	AZ	7.0	322,070	1989	29,700,000	1,596,979
Worlds Finest Chocolates	Chicago	IL	4.7	434,252	1953	20,000,000	1,309,206
SET - MI	Huron Township	MI	4.6	284,351	1988	19,400,000	1,333,913
Plaid - Decatur	Decatur	GA	4.2	282,514	1983	15,800,000	1,227,133
Oracle Packaging	Winston-Salem	NC	3.7	437,911	1962	15,675,000	964,701
TestAmerica - West SAC	West Sacramento	CA	3.4	66,203	1994	14,500,000	1,060,409
TestAmerica - Arvada	Arvada	CO	2.8	57,966	1984	12,100,000	753,638
Northwest Mailing Service	Chicago	IL	2.7	228,032	1957	11,600,000	932,907
Lyons	Louisville	KY	2.6	172,758	Various	11,150,000	730,517
Wilbert Plastics	Easley	SC	2.6	257,086	1990	10,880,000	701,696
Angstrom Graphics	Cuyahoga Heights	OH	2.5	231,505	Various	10,800,000	695,720
New WinCup - Stone Mountain	Stone Mountain	GA	2.5	220,380	1966	10,750,000	722,727
Universal Pool - Armory	South Holland	IL	2.4	240,255	1971	10,100,000	653,918
Jade-Sterling - IL	Bedford Park	IL	2.1	215,389	1954	9,000,000	820,689
Plaid - Norcross	Norcross	GA	2.1	71,620	2000	9,000,000	677,922
Phillips and Temro	Eden Prairie	MN	2.1	101,680	1974	8,850,000	528,707
TestAmerica - Savannah	Savannah	GA	2.1	54,284	1988	8,800,000	570,146
Hover-Davis	Rochester	NY	2.0	66,100	2000	8,700,000	781,819
Jade-Sterling - OH	Twinsburg and Aurora	OH	2.0	174,511	Various	8,650,000	678,884
Fitz Aerospace	North Richland Hills	TX	1.9	129,000	1976	8,000,000	530,137
MVP Charleston	Charleston	SC	1.7	108,000	2000	7,300,000	549,741
Paragon Tech	Warren	MI	1.7	88,857	1956	7,200,000	630,024
Aramsco and Bulls Eye	West Deptford Township	NJ	1.6	99,783	1970	6,900,000	434,864
Shale-Inland	Schiller Park	IL	1.5	193,789	Various	6,500,000	464,522
M.P. Pumps	Fraser	MI	1.3	81,769	1983	5,370,000	377,772
TestAmerica - Pensacola	Pensacola	FL	1.2	21,911	1995	5,200,000	402,385
Microfinish	St. Louis	MO	1.0	144,786	1976	4,350,000	252,294
MVP Mayfield	Mayfield	KY	1.0	101,244	1994	4,325,000	306,233
Builders FirstSource	Plant City	FL	0.9	116,897	1985	3,940,000	243,400
Banner	Strongsville	OH	0.9	58,450	1989	3,750,000	320,499
SET - IN	North Vernon	IN	0.8	117,376	1955	3,400,000	259,727
Progressive Metal	Ferndale	MI	0.7	58,250	1950	3,070,000	244,716
Universal Pool - 166th	South Holland	IL	0.7	109,814	1969	2,950,000	176,420
SITEL	Ocala	FL	0.6	46,812	1960	2,730,000	192,959
TestAmerica - Tallahassee	Tallahassee	FL	0.5	16,500	1989	2,150,000	165,194
Texas Die Casting	Gladewater	TX	0.5	78,177	Various	2,100,000	139,289
TestAmerica - Corpus Christi	Corpus Christi	TX	0.3	14,884	1986	1,450,000	90,264
Total / Wtd. Avg.			100.0%	6,298,728		$422,640,000	$29,352,131

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

U.S. Industrial Portfolio

The following table presents certain information relating to the major tenants for the U.S. Industrial Portfolio Properties:

Ten Largest Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Hannibal Industries, Inc(2)	NR / NR / NR	429,122	6.8%	$4,579,754	13.3%	$10.67	3/31/2028	2, 5-year options
TestAmerica Laboratories, Inc.(3)	NR / NR / NR	231,748	3.7	3,427,496	9.9	14.79	6/30/2027	NA
Kraco Enterprises, LLC(4)	NR / NR / NR	364,440	5.8	3,094,900	9.0	8.49	8/31/2028	4, 5-year options
New WinCup Holdings, Inc.(5)	NR / NR / NR	542,450	8.6	3,067,106	8.9	5.65	12/31/2026	2, 5-year options
SET Enterprises, Inc.(6)	NR / NR / NR	401,727	6.4	1,872,007	5.4	4.66	6/30/2031	NA
Plaid Enterprises, Inc.(7)	NR / NR / NR	354,134	5.6	1,841,402	5.3	5.20	10/31/2024	NA
Jade-Sterling Steel Co., Inc.(8)	NR / NR / NR	389,900	6.2	1,812,729	5.3	4.65	4/30/2023	2, 5-year options
World's Finest Chocolate, Inc.(9)	NR / NR / NR	434,252	6.9	1,564,450	4.5	3.60	7/31/2027	2, 5-year options
Oracle Flexible Packaging, Inc.	NR / NR / NR	437,911	7.0	1,209,252	3.5	2.76	7/31/2030	NA
MVP Group International, Inc(10)	NR / NR / NR	209,244	3.3	1,062,366	3.1	5.08	4/30/2022	NA
Ten Largest Tenants		3,794,928	60.2%	$23,531,461	68.2%	$6.20
Remaining Tenants		2,503,800	39.8	10,962,237	31.8	4.38
Vacant Spaces (Owned Space)		0	0.0	0	0.0	0.00
Totals / Wtd. Avg. Tenants		6,298,728	100.0%	$34,493,698	100.0%	$5.48

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)	Hannibal Industries, Inc subleases approximately 36,108 SF of its space to LexWest, LLC.

(3)	TestAmerica Laboratories, Inc. leases space at six properties, which all expire 6/30/2027, comprised of: TestAmerica - Arvada: 57,966 SF; $14.41 underwritten base rent per SF; TestAmerica - Corpus Christi: 14,884 SF; $6.80 underwritten base rent per SF; TestAmerica - Pensacola: 21,911 SF; $20.65 underwritten base rent per SF; TestAmerica - Savannah: 54,284 SF; $12.65 underwritten base rent per SF; TestAmerica - Tallahassee: 16,500 SF; $11.12 underwritten base rent per SF; and TestAmerica - West SAC: 66,203 SF; $17.64 underwritten base rent per SF.

(4)	Kraco Enterprises, LLC subleases approximately 13,430 SF of its space to Compton Steel Co. Inc. and some of its parking lot to Morrell’s Electroplating, Inc.

(5)	New WinCup Holdings, Inc. leases space at two properties, with leases that each expire 12/31/2026, comprised of New WinCup – Phoenix: 322,070 SF; $6.64 underwritten base rent per SF and New WinCup – Stone Mountain: 220,380 SF; $4.21 underwritten base rent per SF.

(6)	SET Enterprises, Inc. leases space at two properties, with leases that each expire 6/30/2031, comprised of: SET - MI: 284,351 SF; $5.49 underwritten base rent per SF and SET - IN: 117,376 SF; $2.66 underwritten base rent per SF.

(7)	Plaid Enterprises, Inc. leases space at two properties, with leases that each expire 10/31/2024, comprised of: Plaid - Decatur: 282,514 SF; $3.77 underwritten base rent per SF and Plaid - Norcross: 71,620 SF; $10.83 underwritten base rent per SF.

(8)	Jade-Sterling Steel Co., Inc. leases space at two properties. The leases both expire 4/30/2023, and are comprised of Jade-Sterling - OH: 174,511SF; $4.68 underwritten base rent per SF and Jade-Sterling – IL: 215,389 SF; $4.63 underwritten base rent per SF. Jade-Sterling Steel Co., Inc. subleases approximately 6,500 SF of its space to M. Block & Sons, Inc. Jade-Sterling Steel Co. also subleases approximately 22,600 SF to Soft-Lite, LLC, approximately 5,928 SF to Godfrey & Wing and approximately 2,500 SF to Automation Plastics on a month-to-month basis.

(9)	World’s Finest Chocolate, Inc. subleases approximately 64,912 SF of its space to Barry Callebaut U.S.A. LLC.

(10)	MVP Group International, Inc leases space at two properties, which both expire 4/30/2022, comprised of MVP Charleston: 108,000 SF; $6.52 underwritten base rent per SF and MVP Mayfield: 101,244 SF; $3.54 underwritten base rent per SF. MVP Charleston subleases approximately 75,000 SF of its space to CLT Air Freight Carrier, LLC.

The following table presents certain information relating to the lease rollover schedule for the U.S. Industrial Portfolio Properties based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Leases
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2017	0	0.0	0.0%	0	0.0	0.00	0
2018	0	0.0	0.0%	0	0.0	0.00	0
2019	0	0.0	0.0%	0	0.0	0.00	0
2020	116,700	1.9	1.9%	659,402	1.9	5.65	2
2021	116,897	1.9	3.7%	331,224	1.0	2.83	1
2022	209,244	3.3	7.0%	1,062,366	3.1	5.08	2
2023	959,590	15.2	22.3%	4,937,149	14.3	5.15	6
2024	644,454	10.2	32.5%	3,656,333	10.6	5.67	5
2025	0	0.0	32.5%	0	0.0	0.00	0
2026	542,450	8.6	41.1%	3,067,106	8.9	5.65	2
2027	1,235,639	19.6	60.7%	7,109,656	20.6	5.75	11
2028 & Thereafter	2,473,754	39.3	100.0%	13,670,461	39.6	5.53	10
Vacant	0	0.0	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	6,298,728	100.0%		$34,493,698	100.0%	$5.48	39

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

U.S. Industrial Portfolio

The following table presents certain information relating to historical occupancy for the U.S. Industrial Portfolio Properties:

Historical Leased %(1)

2013	2014	2015	2016	As of 9/1/2016
100.0%	100.0%	100.0%	100.0%	100.0%

(1)	As provided by the borrower and reflects average occupancy as of December 31 for the indicated year unless specified otherwise.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow for the U.S. Industrial Portfolio Properties:

Cash Flow Analysis(1)

	2013	2014	2015	2016	Underwritten(2)(3)	Underwritten $ per SF
Base Rental Revenue	$31,183,647	$31,857,526	$32,564,740	$33,503,066	$35,014,286	$5.56
Reimbursement Revenue	4,920,332	5,771,348	5,539,855	5,441,857	5,894,557	0.94
Other Revenue	149,701	78,880	0	0	0	0.00
Gross Revenue	$36,253,680	$37,707,754	$38,104,595	$38,944,923	$40,908,842	$6.49
Vacancy Loss	0	0	0	0	(2,253,566)	(0.36)
Effective Gross Revenue	$36,253,680	$37,707,754	$38,104,595	$38,944,923	$38,655,277	$6.14

Expenses	$5,132,150	$6,201,533	$5,737,748	$5,766,528	$6,208,245	$0.99
Management Fee	833,213	833,210	833,210	833,208	681,453	0.11
Total Operating Expenses	$5,965,363	$7,034,743	$6,570,958	$6,599,736	$6,889,697	$1.09

Net Operating Income	$30,288,317	$30,673,011	$31,533,638	$32,345,187	$31,765,579	$5.04
Tenant Improvements	0	0	0	0	1,783,576	0.28
Replacement Reserves	0	0	0	0	629,873	0.10
Net Cash Flow	$30,288,317	$30,673,011	$31,533,638	$32,345,187	$29,352,131	$4.66

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten cash flow based on contractual rents as of September 1, 2016 and contractual rent steps through September 1, 2017.

(3)	Underwritten cash flow assumes market vacancy for the submarkets in which the properties are located.

■	Appraisals. According to an appraisal, the U.S. Industrial Portfolio Properties had an aggregate “as-is” portfolio appraised value, inclusive of an approximately 8.0% portfolio premium, of $456,000,000 as of December 31, 2015. The aggregate “as-is” value of the U.S. Industrial Portfolio Properties without the portfolio premium is $422,640,000.

■	Environmental Matters. According to Phase I environmental reports, dated between December 2, 2015 and December 8, 2015, there are no recognized environmental conditions or recommendations for further action at the U.S. Industrial Portfolio Properties other than (a) a recommendation for an asbestos operations and maintenance (O&M) plan at 24 properties and (b) the monitoring of the remediation of other historical environmental issues as further described under “Description of the Mortgage Pool—Environmental Considerations” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

U.S. Industrial Portfolio

■	Market Overview and Competition. The U.S Industrial Portfolio consists of 39 properties in 17 states. The following highlights the four largest markets by allocated loan amount:

Los Angeles, California (22.7% of Cut-off Date Allocated Loan Amount): The Los Angeles industrial market currently has approximately 935.6 million SF of industrial space, an average rent of $7.26 per SF/year with vacancy of 4.5%.

Chicago, Illinois (14.2% of Cut-off Date Allocated Loan Amount): The Chicago industrial market currently has approximately 1.2 billion SF of industrial space, an average rent of $5.64 per SF/year with vacancy of 10.6%.

Detroit, Michigan (8.3% of Cut-off Date Allocated Loan Amount): The Detroit industrial market currently has approximately 534.2 million SF of industrial space, an average rent of $4.62 per SF/year with vacancy of 9.4%.

Phoenix, Arizona (7.0% of Cut-off Date Allocated Loan Amount): The Phoenix industrial market currently has approximately 291.0 million SF of industrial space, an average rent of $5.35 per SF/year with vacancy of 13.0%.

■	The Borrowers. The U.S. Industrial Portfolio Loan was made to 39, single-purpose, single-asset entities. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the U.S. Industrial Portfolio Whole Loan. The non-recourse carveout guarantors under the U.S. Industrial Portfolio Loan are, collectively, jointly and severally, Michael W. Brennan, Robert G. Vanecko, Scott D. McKibben, Samuel A. Mandarino, Allen Crosswell, Tod Greenwood and Troy MacMane, each an individual.

The borrower sponsors are the seven principals of Brennan Investment Group (“BIG”): Michael W. Brennan, Robert G. Vanecko, Scott D. McKibben, Samuel A. Mandarino, Allen Crosswell, Tod Greenwood and Troy MacMane, each an individual. BIG is a real estate investments firm specializing in investments in industrial properties. Brennan Management LLC (an affiliate of BIG) manages industrial assets. Affiliates of BIG own a portfolio of industrial properties totaling approximately 26 million SF. Michael Brennan, the co-founder and chairman of BIG, was the co-founder of First Industrial Realty Trust in 1994 and served as President, CEO and member of the Board of Directors until 2008.

■	Escrows. On the origination date, the borrowers funded (i) a replacement reserve in the amount of $1,259,746, (ii) a tenant improvement and leasing commissions reserve in the amount of $3,000,000, and (iii) an expansion reserve for the Plaid – Decatur property, in the amount of $6,374,500 (a portion of which, in the amount of $557,534, was disbursed to the borrower resulting in $5,816,966 remaining in the respective escrow account at origination), to create additional space for manufacturing and storage space pursuant to an expansion and extension of an existing lease. The construction total cost is estimated to be $5,795,000. Construction has begun and is anticipated to be completed in the second half of 2017. We cannot assure you that the construction will be completed when expected or at all.

On each due date, the borrowers are required to fund (i) a tax and insurance reserve in an amount equal to one-twelfth of the amount that the lender reasonably estimates will be necessary to pay taxes and insurance premiums over the then succeeding 12-month period, unless (a) in the case of taxes, a tenant is obligated under its lease to pay the taxes directly to the appropriate taxing authority (or to the borrower as landlord under a triple-net lease for payment to the appropriate taxing authority) and such amounts are actually paid and (b) in the case of insurance premiums, the borrowers are maintaining a blanket policy in accordance with the related loan documents and there is no continuing event of default, or, if a tenant is obligated to and actually maintains such insurance (ii) the U.S. Industrial TI/LC Amount to a tenant improvements and leasing commissions account, and (iii) beginning on the second anniversary of the origination date, a capital expenditure reserve in an amount equal to $52,489, capped at $1,259,746.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

U.S. Industrial Portfolio

“U.S. Industrial TI/LC Amount” means an amount, commencing on September 1, 2021 (or earlier if funds on deposit in the account are less than $1,500,000) equal to $150,000 until funds deposited into such account (which can include the $3 million deposit made at loan origination) equal $4,500,000. No additional reserves are required thereafter until such time as funds on deposit therein are less than $1,500,000, and on each due date thereafter, the borrower will be required to resume monthly deposits in an amount equal to the lesser of (x) $150,000 and (y) the amount necessary to cause the tenant improvements and leasing commissions reserve account to contain funds equal to $1,500,000.

In addition, on each due date during the continuance of a U.S. Industrial Portfolio Trigger Period, the related loan documents require an excess cash flow reserve as discussed under “—Lockbox and Cash Management” below.

A “U.S. Industrial Portfolio Trigger Period” means (i) any period commencing as of the conclusion of any 12-month period (ending on the last day of any fiscal quarter) during which the debt service coverage ratio (as calculated under the related loan documents) is less than 1.25x, and ending at the conclusion of the second consecutive fiscal quarter for which the debt service coverage ratio for the trailing 12-month period (ending on the last day of any fiscal quarter) is greater than 1.25x, or (ii) following the occurrence and during the continuance of an event of default under the related loan documents.

■	Lockbox and Cash Management. The U.S. Industrial Portfolio Loan is structured with a hard lockbox and springing cash management. The related loan documents require the borrowers to direct tenants to pay rent directly to a lender-controlled lockbox account, and require that all cash revenues relating to the U.S. Industrial Portfolio Properties and all other money received by the borrowers or the property manager with respect to the U.S. Industrial Portfolio Properties be deposited into such lockbox account or a lender-controlled cash management account within three business days following receipt. On each business day that no U.S. Industrial Portfolio Trigger Period or event of default under the loan agreement is continuing, all funds in the lockbox account are required to be swept into a borrower-controlled operating account. On each business day during the continuance of a U.S. Industrial Portfolio Trigger Period or event of default under the loan agreement, all funds in the lockbox account are required to be swept into a lender-controlled cash management account and if a U.S. Industrial Portfolio Trigger Period is continuing (or, at the lender’s discretion, during the continuance of an event of default under the related loan documents), be used to pay debt service, required reserves and operating expenses, with all remaining amounts reserved in an excess cash flow reserve account. During the continuance of an event of default under the U.S. Industrial Portfolio Loan, the lender may apply all funds on deposit in any of the accounts constituting collateral for the U.S. Industrial Portfolio Loan to amounts payable under the related loan documents and/or toward the payment of expenses of the U.S. Industrial Portfolio Properties, in such order of priority as the lender may determine.

■	Property Management. The U.S. Industrial Portfolio Properties are managed by Brennan Management, LLC, an affiliate of the borrowers, pursuant to a management agreement. Under the related loan documents, the U.S. Industrial Portfolio Properties are required to remain managed by Brennan Management, LLC or any other management company approved by the lender and with respect to which Rating Agency Confirmation has been received. The lender has the right to replace, or require the borrowers to replace, the property manager with (a) a property manager with at least 5 years’ experience in the business of managing at least 3,000,000 leasable SF of properties comparable to the U.S. Industrial Portfolio Properties who is not subject to a bankruptcy or similar insolvency or (b) any other property manager reasonably approved by the lender and subject to receipt of Rating Agency Confirmation, and if an affiliate of the borrower, the receipt of an additional insolvency opinion if (i) the property manager becomes bankrupt or insolvent, (ii) a material default by the property manager occurs under the management agreement and is not cured within any applicable notice and cure period thereunder and the borrowers have the right to terminate the management agreement pursuant to its terms and provisions, or (iii) following an event of default and acceleration of the U.S. Industrial Portfolio Loan.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

U.S. Industrial Portfolio

■	Release of Collateral. Provided no event of default under the U.S. Industrial Portfolio Loan has occurred and is continuing, the borrowers have the right after the earlier to occur of (i) the second anniversary of the closing date of the securitization into which the last U.S. Industrial Portfolio Companion Loan is deposited and (ii) the third anniversary of the origination of the U.S. Industrial Portfolio Loan to obtain release of one or more of the U.S. Industrial Portfolio Properties in conjunction with a transfer of such building to an unaffiliated third party, subject to the satisfaction of certain conditions, including, among others: (i) delivery of defeasance collateral in an amount equal to the lesser of (x) the sum of 115% of the allocated loan amount of the individual U.S. Industrial Portfolio Properties so released and (y) the portion of the outstanding principal balance of the U.S. Industrial Portfolio Whole Loan that has not been defeased as of the date of such release, (ii) after giving effect to such release, the debt service coverage ratio (calculated in accordance with the related loan documents) for the trailing 12-month period, recalculated to include only income and expense attributable to the portion of the U.S. Industrial Portfolio Properties remaining after the contemplated release and to exclude the interest expense on the aggregate amount defeased in connection with such release, is equal to or greater than the greater of (x) 2.20x and (y) the lesser of (i) 2.55x and (ii) debt service coverage ratio immediately prior to such release, and (iii) compliance with REMIC requirements. Subject to the satisfaction of certain conditions, borrower has the right to obtain releases of vacant, non-income producing parcels for which no material value was assigned under the appraisals obtained by lender in connection with the origination.

■	Mezzanine or Secured Subordinate Indebtedness. Not permitted.

■	Preferred Equity. Lower Terra JV, LLC, the indirect parent of the related borrowers, has issued preferred equity in the initial amount of $98,386,245.16 with a preferred annual rate of return, compounded monthly, equal to: (i) for the period from and including September 1, 2016 to but excluding September 1, 2017, 12.6%; (ii) for the period from and including September 1, 2017 to but excluding September 1, 2018, 13.1%; (iii) for the period from and including September 1, 2018 to but excluding September 1, 2019, 13.6%; and (iv) thereafter, 14.1%. The final, mandatory redemption date is required to be one year and a day after the last maturity date of any mortgage loan or mezzanine loan directly or indirectly, as applicable, secured by the mortgaged properties. Upon certain bad boy acts and similar defaults under the preferred equity documents, the preferred investor has the right to replace the managing member, increase the preferred rate of return by 3% and in some cases, cause a sale of the assets of the subsidiaries and/or hyper-amortize the preferred equity amount. Additionally the parents of the borrower are permitted to issue additional preferred equity in any upper tier parent of the borrower so long as after giving effect to such issuance of such preferred equity a change of control of the borrower under the loan documents would not occur as a result of such issuance or upon the exercise of any remedy by the holder of any such preferred equity.

■	Terrorism Insurance. The insurance policies obtained by the borrowers are required under the loan documents to cover perils of terrorism and acts of terrorism in an amount equal to the full replacement cost of the individual U.S. Industrial Portfolio Properties (plus 18 months of rental loss and/or business interruption coverage plus an additional period of indemnity until the earlier of 6 months following restoration and the date on which income returns to the same level it was at prior to the loss) at all times during the term of the U.S. Industrial Portfolio Loan, provided, that the borrowers are not be required to spend more than two times the cost of the premiums paid by the borrower for the property and casualty insurance required to be maintained under the U.S. Industrial Portfolio Loan documents. In either such case, terrorism insurance may not have a deductible in excess of $50,000. The required terrorism insurance may be included in a blanket policy, provided that the borrowers provide evidence satisfactory to the lender that the insurance premiums for the U.S. Industrial Portfolio Properties are separately allocated to the U.S. Industrial Portfolio Properties and that the policy will provide the same protection as a separate policy. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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GSK R&D Centre

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

GSK R&D Centre

6 STORY
853 STALL
GARAGE
gsk
WING A
6 STORIES
292,552 SF
WING B
4 STORIES
184,010 SF
WING C
4 STORIES
158,496 SF
TRAVILAH ROAD
TRAVILLE GATEWAY DRIVE
SHADY GROVE ROAD
Collateral
Human Genome Sciences, Inc.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

GSK R&D Centre

MAP © 2017 CARTIFACT
DATA © OSM CONTRIBUTORS
GSK R&D Centre
14200 Shady Grove Road
Rockville, MD 20850
Gaithersburg
Rockville
Aspen Hill
MARYLAND
North Bethesda
Wheaton
Forest Glen
Potomac
Chevy Chase
Bethesda
Somerset
DISTRICT OF COLUMBIA
SHADY GROVE
ROCKVILLE
TWINBROOK
WHITE FLINT
GROSVENOR
MEDICAL CENTER
BETHESDA
GLENMONT
WHEATON
METRO RED LINE
Adventist HealthCare Shady Grove Medical Center
Traville Village Center
Lakewood Country Club
Montgomery College
Rockville Town Square Plaza
Needwood Golf Course
RedGate Golf Course
Manor Country Club
Leisure World
Argyle Country Club
Twinbrook Shopping Center
Wintergreen Plaza
Woodmont Country Club
Stoneymill Square
Montrose Crossing
Randolph Hills Shopping Center
Rock Creek Regional Park
White Flint Mall
Cabin John Mall
Westfield Wheaton
Falls Road Golf Course
Westfield Montgomery
Georgetown Square Shopping Center
Wildwood Shopping Center
Bethesda Country Club
National Institutes of Health (NIH)
Walter Reed Army Medical Center
Forest Glen Annex
Columbia Country Club
Burning Tree Club
TPC Potomac at Avenel Farm
Congressional Country Club
Kenwood Golf & Country Club
Chevy Chase Club
Rock Creek Park
MIDCOUNTY HIGHWAY
WOODFIELD ROAD
SHADY GROVE ROAD
MUNCASTER MILL ROAD
SOUTH FREDERICK AVENUE
FREDERICK ROAD
MUDDY BRANCH ROAD
GREAT SENECA HIGHWAY
KEY WEST AVENUE
DARNESTOWN ROAD
WEST GUDE DRIVE
EAST GUDE DRIVE
NORBECK ROAD
BEL PRE ROAD
GEORGIA AVENUE
LAYHILL ROAD
MARYLAND AVENUE
WOOTTON PARKWAY
VEIRS MILL ROAD
CONNECTICUT AVENUE
RANDOLPH ROAD
MONTROSE ROAD
FALLS ROAD
STRATHMORE AVENUE
UNIVERSITY BLVD E
DEMOCRACY BOULEVARD
RIVER ROAD
OLD GEORGETOWN ROAD
BRADLEY BOULEVARD
WILSON LANE
EAST WEST HIGHWAY
ICC
MARYLAND
200
270
495
185
Germantown
Gaithersburg
Olney
Columbia
Rockville
Aspen Hill
Laurel
Wheaton-Glenmont
Sterling
Potomac
Silver Spring
Reston
Bethesda
College Park
DISTRICT OF COLUMBIA
McLean
Washington, D.C.
VIRGINIA
Vienna
Arlington
Fairfax
Annandale
Silver Hill
Centreville
Alexandria
Burke
Clinton
Mt Vernon
Fort Washington

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

GSK R&D Centre

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	GSMC
Location (City/State)	Rockville, Maryland	Cut-off Date Principal Balance(2)	$72,500,000
Property Type	Mixed Use	Cut-off Date Principal Balance per SF(1)	$217.30
Size (SF)	635,058	Percentage of Initial Pool Balance	6.8%
Total Occupancy as of 10/1/2016	100.0%	Number of Related Mortgage Loans	None
Owned Occupancy as of 10/1/2016	100.0%	Type of Security	Fee Simple
Year Built / Latest Renovation	2003 / 2016	Mortgage Rate	3.9450%
Appraised Value	$345,500,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	NAP
Original Interest Only Period (Months)	120

Underwritten Revenues	$28,855,012
Underwritten Expenses	$2,256,434	Escrows
Underwritten Net Operating Income (NOI)	$26,598,577	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$26,161,975	Taxes	$0	$0
Cut-off Date LTV Ratio(1)	39.9%	Insurance	$0	$0
Maturity Date LTV Ratio(1)	39.9%	Replacement Reserves	$0	$0
DSCR Based on Underwritten NOI / NCF(1)	4.82x / 4.74x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF(1)	19.3% / 19.0%	Other	$0	$0

Sources and Uses

Sources	$	%	Uses	$	%
Sponsor Equity Contribution	$199,799,934	59.1%	Purchase Price	$337,500,000	99.9%
Loan Amount	138,000,000	40.9	Closing Costs	299,934	0.1

Total Sources	$337,799,934	100.0%	Total Uses	$337,799,934	100.0%

(1)	Calculated based on the aggregate outstanding principal balance of the GSK R&D Centre Whole Loan. See “—The Mortgage Loan” below.

(2)	The Cut-off Date Principal Balance of $72,500,000 represents the controlling note A-1 of a $138,000,000 whole loan evidenced by two pari passu notes.

■	The Mortgage Loan. The mortgage loan (the “GSK R&D Centre Loan”) is part of a whole loan structure (the “GSK R&D Centre Whole Loan”) comprised of two pari passu notes that are secured by a first mortgage encumbering the borrower’s fee simple interest in an office property located in Rockville, Maryland (the “GSK R&D Centre Property”). The GSK R&D Centre Loan (evidenced by note A-1), which represents a controlling interest in the GSK R&D Centre Whole Loan, has an outstanding principal balance as of the Cut-off Date of $72,500,000 and represents approximately 6.8% of the Initial Pool Balance. The related companion loan (the “GSK R&D Centre Companion Loan”), evidenced by non-controlling note A-2, has an outstanding principal balance as of the Cut-off Date of $65,500,000. The GSK R&D Centre Companion Loan is currently held by Goldman Sachs Mortgage Company and is expected to be contributed to one or more future securitization transactions or otherwise transferred at any time. The GSK R&D Centre Whole Loan was originated by Goldman Sachs Mortgage Company on December 29, 2016. The GSK R&D Centre Whole Loan has an original principal balance of $138,000,000 and each note has an interest rate of 3.9450% per annum. The borrower utilized the proceeds of the GSK R&D Centre Whole Loan to acquire the GSK R&D Centre Property and pay origination costs.

The GSK R&D Centre Loan had an initial term of 120 months and has a remaining term of 118 months as of the Cut-off Date. The GSK R&D Centre Loan requires interest only payments on each due date through the scheduled maturity date in January 2027. Voluntary prepayment of the GSK R&D Centre Loan is not permitted prior to the due date in June 2026. Provided that no event of default under the GSK R&D Centre Loan is continuing, at any time after the earlier to occur of (a) the third anniversary of the origination date of the GSK R&D Centre Loan and (b) the second anniversary of the closing date of the securitization into which the last GSK R&D Centre Companion Loan is deposited, the GSK R&D Centre Loan may be defeased in full with direct, non-callable obligations of the United States of America.

The GSK R&D Centre Property has received a credit assessment of Baa3 by Moody’s and AAA from Morningstar.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

GSK R&D Centre

■	The Mortgaged Property. The sole tenant of the GSK R&D Centre Property is Human Genome Science, Inc. (“HGS”) under an absolute net lease guaranteed by GlaxoSmithKline plc (“GSK”). GSK acquired HGS in 2012. The GSK R&D Centre Property is a 635,058 SF, three-building, Class A office and lab campus located in Rockville, Maryland. The GSK R&D Centre Property was originally developed by Human Genome Sciences, Inc. in 2003. After completing a sale-leaseback with the prior owner in 2006, the asset was 100% net leased on a long-term basis to HGS, now a wholly owned subsidiary of GSK (LSE: GSK; Fitch/MIS/S&P: A/A2/A+). As of October 1, 2016 the GSK R&D Centre Property was 100.0% leased, however the tenant only physically occupies a portion of its space and subleases a portion of its space. GSK intends to convert the GSK R&D Centre Property to a fully dedicated vaccines R&D center, and has plans to invest a total of $50.0 million on various upgrades and renovations over the next two years as it consolidates approximately 400-450 employees to the location. The planned renovations are anticipated to include upgrades to the atrium, fitness center, cafeteria, conference rooms, and new paint and carpet on various floors of each wing, as well as new sinks, showers and additional power connections in select lab areas. We cannot assure you that these renovations will be completed as expected or at all or that GSK will consolidate all employees at the GSK R&D Centre Property as announced.

The GSK R&D Centre Property consists of three, four- to six-story buildings (approximately 62% office and 38% lab/pilot plant) situated on a 28-acre site, accompanied by a 6-story parking structure offering 949 parking stalls.

GSK is a healthcare company which develops and manufactures pharmaceutical products and health-related consumer products. As of January 2017, GSK had a market capitalization of approximately $95.3 billion and reported earnings before interest, tax, depreciation and amortization (“EBITDA”) of approximately $11.7 billion for the 12-month period ending December 31, 2016. The HGS lease runs through May 2026 and includes two, 10-year extension options.

The following table presents certain information relating to the sole tenant at the GSK R&D Centre Property:

Largest Tenant Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Human Genome Sciences, Inc.(2)	A / A2 / A+	635,058	100.0%	$24,556,643	100.0%	$38.67	5/31/2026	2, 10-year options
Largest Tenant		635,058	100.0%	$24,556,643	100.0%	$38.67
Vacant Spaces		0	0.0	0	0.0	0.00
Totals / Wtd. Avg. Tenants		635,058	100.0%	$24,556,643	100.0%	$38.67

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)	HGS, a wholly owned subsidiary of GlaxoSmithKline plc, is the lessee under the lease. GlaxoSmithKline plc has guaranteed the obligations under the lease. HGS has the right to sublease its space without landlord consent. WellStat Management Company, LLC currently subleases approximately 112,697 usable SF from HGS and currently pays annual rent of $2,014,642 under sublease that commenced May 12, 2016 and matures February 28, 2026. WellStat Management Company, LLC has the one time right to terminate the sublease with payment of a termination fee on April 30, 2022. We cannot assure you that HGS will not sublease additional space in the future or that any future subtenant will take occupancy or pay rent on schedule or at all.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

GSK R&D Centre

The following table presents certain information relating to the lease rollover schedule at the GSK R&D Centre Property based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Leases
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2017	0	0.0	0.0%	0	0.0	0.00	0
2018	0	0.0	0.0%	0	0.0	0.00	0
2019	0	0.0	0.0%	0	0.0	0.00	0
2020	0	0.0	0.0%	0	0.0	0.00	0
2021	0	0.0	0.0%	0	0.0	0.00	0
2022	0	0.0	0.0%	0	0.0	0.00	0
2023	0	0.0	0.0%	0	0.0	0.00	0
2024	0	0.0	0.0%	0	0.0	0.00	0
2025	0	0.0	0.0%	0	0.0	0.00	0
2026	635,058	100.0	100.0%	24,556,643	100.0	38.67	1
2027	0	0.0	100.0%	0	0.0	0.00	0
2028 & Thereafter	0	0.0	100.0%	0	0.0	0.00	0
Vacant	0	0.0	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	635,058	100.0%		$24,556,643	100.0%	$38.67	1

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The following table presents certain information relating to historical occupancy at the GSK R&D Centre Property:

Historical Leased %(1)

2013	2014	2015	As of 10/1/2016
100.0%	100.0%	100.0%	100.0%

(1)	As provided by the borrower. Reflects average leased space for the indicated year ended December 31 unless specified otherwise.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the GSK R&D Centre Property:

Cash Flow Analysis(1)

	2013	2014	2015	Annualized T6 Ending 6/30/2016	Underwritten(2)	Underwritten $ per SF
Base Rental Revenue	$22,501,194	$22,951,218	$23,410,243	$23,681,755	$24,556,643	$38.67
Contractual Rent Steps(3)	0	0	0	0	2,723,949	4.29
Total Reimbursement Revenue	1,959,747	1,910,304	1,959,455	2,002,272	2,256,434	3.55
Gross Revenue	$24,460,941	$24,861,522	$25,369,697	$25,684,028	$29,537,026	$46.51
Vacancy Loss	0	0	0	0	(682,015)	(1.07)
Credit Loss	0	0	0	0	0	0.00
Effective Gross Revenue	$24,460,941	$24,861,522	$25,369,697	$25,684,028	$28,855,012	$45.44
Total Operating Expenses	1,959,747	1,910,304	1,959,455	2,002,272	2,256,434	3.55
Net Operating Income	$22,501,195	$22,951,218	$23,410,243	$23,681,755	$26,598,577	$41.88
TI/LC	0	0	0	0	309,591	0.49
Capital Expenditures	0	0	0	0	127,012	0.20
Net Cash Flow	$22,501,195	$22,951,218	$23,410,243	$23,681,755	$26,161,975	$41.20

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten cash flow is based on contractual rents as of October 2016 and contractual rent steps through February 2018.

(3)	Underwritten contractual rent steps reflects the net present value of future contractual rent steps for HGS through the end of its lease terms (excluding any rent steps already captured in Underwritten Base Rental Revenue), using a discount rate of 7.0%.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

GSK R&D Centre

■	Appraisal. According to the appraisal, dated December 1, 2016 the GSK R&D Centre Property had an “as-is” appraised value of $345,500,000 and a dark value of $196,000,000. The Cut-off Date LTV Ratio calculated utilizing the dark value is 70.4%.

■	Environmental Matters. According to a Phase I environmental report dated December 22, 2016; there are no recognized environmental conditions or recommendations for further action at the GSK R&D Centre Property.

■	Market Overview and Competition. The GSK R&D Centre Property is located in Rockville, Maryland, a suburb approximately 20 miles northwest of Washington, D.C. The GSK R&D Centre Property is located near I-270 in a corridor commonly known as “DNA Alley,” named for its concentration of life sciences companies and government organizations. According to a market research report, as of the third quarter of 2016, Class A office inventory in Rockville totaled approximately 4.0 million SF with vacancy of 19.9% and quoted gross rental rates of $33.50 per SF. In addition to office space, approximately 38% of the GSK R&D Centre Property is lab and pilot plant space offering unique features like a vivarium, bulk manufacturing capabilities, and a data network.

The following table presents certain information relating to the comparable laboratory and office lease transactions for the GSK R&D Centre Property:

Comparable Laboratory and Office Lease Transactions(1)

Property	Tenant	Lease Date	Lease Term (years)	Area (SF)	Rental Rate per SF	Lease Structure
45-55 Hayden Avenue Lexington, Massachusetts	Shire Pharmaceuticals	Q3 2016	13.0	176,794	$38.50	NNN
320 Bent Street, Cambridge, Massachusetts	Momenta Pharmaceuticals	Q2 2016	10.0	105,000	$68.00	NNN
50 West Watkins Mill Road, Gaithersburg, Maryland	Saint-Gobain Performance Plastics	Q1 2016	7.4	62,000	$19.00	NNN
21 Firstfield Road, Gaithersburg, Maryland	Novavax	Q3 2015	11.0	42,000	$22.00	NNN
Landmark @ Eastview 785 Old Saw Mill River Road Tarrytown, New York	Regeneron	Q3 2015	15.0	297,000	$45.00	NNN
675 West Kendall Street Cambridge, Massachusetts	Alyylam Pharmaceuticals	Q2 2015	15.0	295,000	$67.00	NNN
11 Fan Pier Boulevard, Boston, Massachusetts	Vertex Pharmaceuticals	Q4 2013	15.0	1,132,170	$62.50	NNN
1701/1711 Research Boulevard Rockville, Maryland	Meso Scale Diagnostics	Q2 2013	15.0	105,000	$32.00	NNN
Average			12.7	276,871	$44.25

(1)	Source: Appraisal.

■	The Borrower. The borrower is GI DC Rockville LLC, a single-purpose, single-asset entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the GSK R&D Centre Loan. The non-recourse carveout guarantor under the GSK R&D Centre Loan is DataCore Fund L.P. (“DataCore”), the direct owner of the borrower.

DataCore, a joint venture between GI Partners, L.P. (“GI Partners”) and California State Teachers’ Retirement System (“CalSTRS”), was created in 2012 as a core investment vehicle to invest in technology-focused real estate in the U.S., including data centers, corporate campuses for technology tenants, and life science properties located in primary metropolitan statistical areas. As of September 30, 2016, DataCore reported total assets of $641.7 million, equity of $396.0 million, and cash and equivalents of $7.7 million.

GI Partners, founded in 2001, is an alternative investment management firm with an estimated $13 billion in capital commitments. GI Partners' Real Estate team manages four distinct real estate investment vehicles, encompassing both asset and entity level strategies. CalSTRS, established in 1913, provides retirement, disability, and survivor benefits for California’s educators and their families. As of January 31, 2017, CalSTRS reported an investment portfolio valued at $198.8 billion, $25.0 billion (12.6%) of which was invested in real estate.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

GSK R&D Centre

■	Escrows. On each due date, the borrower is required to fund (i) during a GSK R&D Centre Cash Sweep Period, a tax and insurance reserve in an amount equal to one-twelfth of the amount that the lender reasonably estimates will be necessary to pay taxes and insurance premiums over the then succeeding 12-month period unless (a) in the case of taxes, the sole tenant is obligated under its lease to pay the taxes directly to the appropriate taxing authority (or to the borrower as landlord under a triple-net lease for payment to the appropriate taxing authority) and such amounts are actually paid and (b) in the case of insurance premiums, the borrower is maintaining a blanket policy in accordance with the related loan and the borrower has delivered satisfactory evidence of paid insurance coverage to the lender when and as required, (ii) during the continuance of a Specified Tenant Sweep Period or if the tenant at the GSK R&D Centre Property is not obligated under its related lease to complete all capital expenditures at the GSK R&D Centre Property, a capital expenditure reserve in the amount of $13,230 (iii) during the continuance of a GSK R&D Centre Lease Sweep Period, a leasing reserve in the amount of $79,382, and (iv) during the continuance of a GSK R&D Centre Cash Sweep Period, an amount equal to the aggregate amount of approved operating expenses and approved extraordinary expenses to be incurred by the borrower during the current interest period.

A “GSK R&D Centre Lease Sweep Period” means any of the following: (a) a continuing GSK R&D Centre Cash Sweep Period, (b) any period when Human Genome Sciences, Inc. or any successor tenant vacates, abandons, or ceases operations at, all or substantially all of the space leased under such tenant's lease or any replacement thereof but (1) continues to pay its rent due under its lease and (2) satisfies the rating requirements set forth in the loan agreement or (3) Human Genome Sciences, Inc. or any successor tenant does not satisfy the rating requirements set forth in the loan agreement but remains in occupancy and operational in substantially all of the space leased under the tenant's lease or any replacement thereof and continues to pay its rent due under its lease.

A “GSK R&D Centre Cash Sweep Period” means a period commencing upon any of (a) the occurrence and continuance of an event of default under the related loan documents until cured, (b) the continuance of a Specified Tenant Sweep Period, or (c) the debt yield calculated in accordance with the loan documents falls below 9.0% as of the end of any fiscal quarter until the debt yield has equaled or exceeded 9.0% for two consecutive fiscal quarters.

A “Specified Tenant Sweep Period” means a period during which to Human Genome Sciences, Inc. and any other tenant under a lease covering 50% or more of the total rentable square footage of the GSK R&D Centre Property or the gross rents (and any parent company of any of the foregoing, and any guarantor of any such tenant's lease, as applicable) (individually and collectively, the “Specified Tenant”):

(a)	vacates, abandons, goes dark or ceases operations at, all or substantially all of the space leased under the related lease unless it continues to pay rent and maintains the rating requirements set forth in the loan agreement until it resumes ordinary course business operations at substantially all of the leased space or a GSK RE-Tenanting occurs;

(b)	files for bankruptcy, is adjudged bankrupt, is insolvent, or otherwise makes a general assignment for the benefit of creditors until such Specified Tenant is no longer insolvent or subject to any bankruptcy or insolvency proceedings and has affirmed the applicable Specified Tenant lease or a GSK RE-Tenanting occurs;

(c)	fails to extend or renew its lease for a term of at least five years by the earlier of 12 months prior to the scheduled lease expiration date or the date such Specified Tenant is required to give notice of its exercise of a renewal option under its lease (unless exercised) unless the lender receives evidence of, among other things, that it has extended for a term of at least five years, pursuant to the terms of such Specified Tenants lease or on terms and conditions reasonably acceptable to the lender and it is in occupancy of its respective space, open for business and paying full, unabated rent under such lease or a GSK RE-Tenanting occurs;

(d)	gives notice of termination of its lease until a GSK RE-Tenanting occurs; or

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

GSK R&D Centre

(e)	fails to maintain the rating requirements set forth in the loan agreement and it either stops paying rent or vacates, abandons, or ceases operations at, all or substantially all of the leased space until such Specified Tenant regains the rating requirements set forth in the loan agreement or a GSK RE-Tenanting occurs.

A “GSK RE-Tenanting” means the lender receives (1) satisfactory evidence that the space has been leased to one or more acceptable replacement tenants reasonably acceptable to the lender pursuant to one or more acceptable leases, which replacement tenants (x) either (I) are in occupancy of their respective space and conducting ordinary course business operations, or (II) meet (or each of their parent companies meet) the rating requirements set forth in the loan agreement, and (y) are paying full, unabated rent under such replacement leases and (2) a tenant estoppel certificate from each such replacement tenant.

■	Lockbox and Cash Management. The GSK R&D Centre Loan is structured with a hard lockbox and springing cash management. The related loan documents require the borrower to direct tenants to pay rent directly to a lender-controlled lockbox account and all cash revenues relating to the GSK R&D Centre Property and all other money received by the borrower or the property manager with respect to the GSK R&D Centre Property be deposited into such lockbox account within two business days. For so long as no GSK R&D Centre Cash Sweep Period is continuing, all funds in the lockbox account are required to be swept into a borrower-controlled operating account on a daily basis. During the continuance of a GSK R&D Centre Cash Sweep Period, all funds in the lockbox account are required to be swept into a lender-controlled cash management account on a daily basis and all amounts on deposit in the cash management account after payment of debt service, required reserves and operating expenses, are required to be reserved in an excess cash flow reserve account as additional collateral.

■	Property Management. The GSK R&D Centre Property is currently managed by Goldstar Properties LLC. Under the related loan documents, the GSK R&D Centre Property is required to remain managed by Goldstar Properties LLC or any other management company approved by the lender in accordance with the loan documents and with respect to which Rating Agency Confirmation has been received. The lender has the right to replace, or require the borrowers to replace, the property manager: (i) at any time during the continuance of an event of default under the loan documents, (ii) if the property manager is in material default under the management agreement beyond any applicable notice and cure period, (iii) if the property manager becomes insolvent or a debtor in any involuntary bankruptcy or insolvency proceeding that is not dismissed within 90 days of the filing thereof, or any voluntary bankruptcy or insolvency proceeding or (iv) more than 50% of the direct or indirect ownership interests in the property manager has changed or control of the property manager has changed, unless after such changes or either such change property manager continues to be a qualified property manager in accordance with the loan documents.

■	Mezzanine or Secured Subordinate Indebtedness. Not permitted.

■	Terrorism Insurance. If any of the all-risk/special form property, rental loss and/or business interruption, commercial general liability or umbrella policies required under the loan documents include any exclusions for loss, cost, damage or liability caused by “terrorism” or “terrorist acts”, the borrower will be required to obtain and maintain terrorism coverage to cover such exclusion from a carrier which otherwise satisfies the rating criteria specified in the loan documents or, in the event that such terrorism coverage is not available from a qualified carrier, the borrower is required obtain such terrorism coverage from the highest rated insurance company providing such terrorism coverage. The borrower is required to obtain and maintain coverage in its property insurance policy against loss or damage by terrorist acts in an amount equal to 100% of the full replacement cost of the GSK R&D Centre Property (plus 18 months of rental loss and/or business income interruption coverage); so long as such coverage is available at a cost which does not exceed two times the amount of the then-current property casualty insurance premium that is payable in respect of the GSK R&D Centre Property and business interruption/rental loss insurance required under the loan documents (the “Terrorism Premium Cap”). In the event that TRIPRA expires or is otherwise no longer in effect for any reason and such coverage with respect to terrorist acts is not included as part of the “all risk” property policy, the borrower is required to obtain coverage for terrorism (as standalone coverage) in an amount equal to 100% of the full replacement cost of the GSK R&D Centre Property (plus 18 months of rental loss and/or business income interruption coverage); so long as such coverage is available at a cost which does not exceed the Terrorism Premium Cap. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgage Properties” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

(THIS PAGE INTENTIONALLY LEFT BLANK)

935 MADISON AVENUE

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

935 MADISON AVENUE

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

935 MADISON AVENUE

935 Madison Avenue
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UPPER EAST SIDE
LENOX HILL
SUTTON PLACE
Central Park
Metropolitan Museum of Art
Central Park Zoo
East River
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Lenox Hill Hospital
Hunter College
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John Jay Park
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United Nations
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MAP © 2017 CARTIFACT
DATA © OSM CONTRIBUTORS

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

935 MADISON AVENUE

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	GSMC
Location (City/State)	New York, New York	Cut-off Date Principal Balance	$70,000,000
Property Type	Retail	Cut-off Date Principal Balance per SF	$5,199.82
Size (SF)	13,462	Percentage of Initial Pool Balance	6.6%
Total Occupancy as of 1/1/2017(1)	77.5%	Number of Related Mortgage Loans	None
Owned Occupancy as of 1/1/2017(1)	77.5%	Type of Security	Fee Simple
Year Built / Latest Renovation	1876 / 2016	Mortgage Rate	4.6175%
Appraised Value	$145,100,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	NAP
Original Interest Only Period (Months)	120

Underwritten Revenues	$5,514,740
Underwritten Expenses	$626,403	Escrows
Underwritten Net Operating Income (NOI)	$4,888,336	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$4,839,085	Taxes	$0	$0
Cut-off Date LTV Ratio	48.2%	Insurance	$0	$0
Maturity Date LTV Ratio(2)	47.2%	Replacement Reserves	$0	$0
DSCR Based on Underwritten NOI / NCF	1.49x / 1.48x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	7.0% / 6.9%	Other(3)	$2,256,785	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$70,000,000	100.0%	Loan Payoff	$60,492,703	86.4%
Principal Equity Distribution	6,107,719	8.7
Reserves	2,256,785	3.2
Closing Costs	1,142,794	1.6

Total Sources	$70,000,000	100.0%	Total Uses	$70,000,000	100.0%

(1)	Total Occupancy and Owned Occupancy include two tenants totaling 6,120 SF (Nespresso: 3,914 SF and Golden Goose: 2,206 SF) that have executed leases and taken possession of its space, but have not opened for business or begun paying rent. Nespresso has taken occupancy and is expected to commence paying rent in July 2017 and Golden Goose has taken occupancy and is expected to commence paying rent in the second quarter of 2017. We cannot assure you that these tenants will open for business or begin paying rent as anticipated or at all. Total Occupancy and Owned Occupancy excluding these tenants are both 32.0%.

(2)	The Maturity Date LTV Ratio is calculated using the “as stabilized” appraised value of $148,400,000. The Maturity Date LTV Ratio calculated based on the “as-is” appraised value of $145,100,000 is 48.2%. See “—Appraisal” below.

(3)	Upfront Other reserve represents approximately $1.3 million for tenant improvements and leasing commissions and approximately $1.0 million for free rent. See “—Escrows” below.

■	The Mortgage Loan. The mortgage loan (the “935 Madison Avenue Loan”) is evidenced by a note in the original principal amount of $70,000,000 and is secured by a first mortgage encumbering the borrower’s fee simple interest in a retail condominium located in New York, New York (the “935 Madison Avenue Property”). The 935 Madison Avenue Loan was originated by Goldman Sachs Mortgage Company on January 19, 2017 and represents approximately 6.6% of the Initial Pool Balance. The note evidencing the 935 Madison Avenue Loan has an outstanding principal balance as of the Cut-off Date of $70,000,000 and an interest rate of 4.6175% per annum. The borrower utilized the proceeds of the 935 Madison Avenue Loan to refinance existing debt, return equity to the borrower sponsor, fund reserves and pay origination costs.

The 935 Madison Avenue Loan had an initial term of 120 months and has a remaining term of 119 months as of the Cut-off Date. The 935 Madison Avenue Loan requires interest only payments on each due date through the scheduled maturity date in February 2027. Voluntary prepayment of the 935 Madison Avenue Loan is prohibited prior to the due date in November 2026. Provided that no event of default is continuing, defeasance with direct, non-callable obligations of the United States of America is permitted at any time on or after the first due date following the second anniversary of the securitization Closing Date.

■	The Mortgaged Property. The 935 Madison Avenue Property is a 13,462 SF retail property that was built in 1876, redeveloped in 2016 and is located at Madison Avenue between East 74th and 75th streets in New York, on Manhattan’s Upper East Side. The 935 Madison Avenue Property is positioned adjacent to the Met Breuer museum and directly across the street from Apple’s Upper East Side store (along the Madison Avenue retail corridor). The 935 Madison Avenue Property features restored historic facades, new signage, 18-foot ceilings on the ground floor and upscale tenant build-outs. As of January 1, 2017, Total Occupancy and Owned Occupancy were both 77.5%.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

935 MADISON AVENUE

The borrower acquired the 935 Madison Avenue Property from the Whitney Museum in 2010 for approximately $95.0 million, and spent approximately $84 million ending in January 2016 redeveloping the property into a new 82,000 SF condominium (which includes ten residential condos that are not part of the collateral) behind and above the historic facades. In 2014, the borrower began marketing the 13,462 SF retail space, which is included in the collateral for the 935 Madison Avenue Loan.

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the 935 Madison Avenue Property:

Largest Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Tenant Sales $ per SF(2)	Occupancy Cost(2)	Lease Expiration	Renewal / Extension Options
Nespresso(3)(4)	AA / Aa2 / AA	3,914	29.1%	$1,900,275	36.5%	$485.51	NA	NA	6/30/2028	1, 5-year option
Aquazzura (5)	NR / NR / NR	2,153	16.0	1,150,000	22.1	534.14	NA	NA	2/13/2026	1, 5-year option
Moynat(6)	NR / NR / NR	2,160	16.0	1,100,000	21.2	509.26	NA	NA	12/31/2025	1, 5-year option
Golden Goose(4)	NR / NR / NR	2,206	16.4	1,050,000	20.2	475.97	NA	NA	4/7/2027	1, 5-year option
Largest Tenants		10,433	77.5%	$5,200,275	100.0%	$498.44
Remaining Owned Tenants		0	0.0	0	0.0	0.00
Vacant Spaces (Owned Tenants)		3,029	22.5	0	0.0	0.00
Totals / Wtd. Avg. Tenants		13,462	100.0%	$5,200,275	100.0%	$498.44

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)	Tenants are not required to report sales, per their leases.

(3)	The Nespresso lease is guaranteed by its parent, Nestlé Holdings, Inc.

(4)	Nespresso and Golden Goose have each taken legal possession of their respective space and are in the process of building it out. Tenants have not yet opened their space for business. We cannot assure you that either tenant will open their space or commence paying rent as expected or at all.

(5)	Store is flagship location and first U.S. store.

(6)	Store is flagship location and first U.S. store. An affiliate of LVMH and a subsidiary of the Groupe Arnault (lease guarantor).

The following table presents certain information relating to the lease rollover schedule at the 935 Madison Avenue Property based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Leases
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2017	0	0.0	0.0%	0	0.0	0.00	0
2018	0	0.0	0.0%	0	0.0	0.00	0
2019	0	0.0	0.0%	0	0.0	0.00	0
2020	0	0.0	0.0%	0	0.0	0.00	0
2021	0	0.0	0.0%	0	0.0	0.00	0
2022	0	0.0	0.0%	0	0.0	0.00	0
2023	0	0.0	0.0%	0	0.0	0.00	0
2024	0	0.0	0.0%	0	0.0	0.00	0
2025	2,160	16.0	16.0%	1,100,000	21.2	509.26	1
2026	2,153	16.0	32.0%	1,150,000	22.1	534.14	1
2027	2,206	16.4	48.4%	1,050,000	20.2	475.97	1
2028 & Thereafter	3,914	29.1	77.5%	1,900,275	36.5	485.51	1
Vacant	3,029	22.5	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	13,462	100.0%		$5,200,275	100.0%	$498.44	4

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

935 MADISON AVENUE

The following table presents certain information relating to historical occupancy at the 935 Madison Avenue Property:

Historical Leased %

2014(1)	2015(1)	2016(1)	As of 1/1/2017(2)
NAV	NAV	NAV	77.5%

(1)	The 935 Madison Avenue Property was redeveloped between 2013 and 2016 and has limited operating history.

(2)	Includes two tenants totaling 6,120 SF (Nespresso: 3,914 SF and Golden Goose: 2,206 SF) that have executed leases and taken possession of its space, but have not opened for business or begun paying rent. Nespresso has taken occupancy and is expected to commence paying rent in July 2017 and Golden Goose has taken occupancy and is expected to commence paying rent in the second quarter of 2017. We cannot assure you that these tenants will open for business or begin paying rent as anticipated or at all. Total Occupancy and Owned Occupancy excluding these tenants are both 32.0%.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the Underwritten Net Cash Flow at the 935 Madison Avenue Property:

Cash Flow Analysis(1)(2)

	Underwritten(3)	Underwritten $ per SF
Base Rental Revenue	$5,200,275	$386.29
Contractual Rent Steps	238,970	17.75
Gross Up Vacancy	1,590,000	118.11
Total Reimbursables	75,494	5.61
Gross Revenue	$7,104,740	$527.76
Less Vacancy & Credit Loss	(1,590,000)	(118.11)
Effective Gross Income	$5,514,740	$409.65

Total Operating Expenses(4)	626,403	46.53

Net Operating Income	$4,888,336	$363.12
TI/LC	49,116	3.65
Capital Expenditures	135	0.01
Net Cash Flow	$4,839,085	$359.46

(1)	The 935 Madison Avenue Property was redeveloped between 2013 and 2016 and has no operating history.

(2)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(3)	Underwritten cash flow based on contractual rents as of January 1, 2017 and contractual rent steps through February 28, 2018.

(4)	Total operating expenses are inclusive of real estate taxes, insurance, repairs, management fee, payroll and other miscellaneous expenses based on the borrower sponsor’s 2017 budget.

■	Appraisal. According to the appraisal, the 935 Madison Avenue Property had an “as-is” appraised value of $145,100,000 as of December 12, 2016 and an “as stabilized” appraised value of $148,400,000 as of July 1, 2017, assuming a stabilized occupancy of 98.0%.

■	Environmental Matters. According to a Phase I environmental report dated December 23, 2016, there are no recognized environmental conditions or recommendations for further action at the 935 Madison Avenue Property.

■	Market Overview and Competition. The 935 Madison Avenue Property is located in the Upper East Side (“UES”) submarket within the New York City retail market. As of the third quarter of 2016, the UES submarket included a total of approximately 3.2 million SF of retail space with vacancy of approximately 2.1%. This compares to the broader New York City retail market which included a total of approximately 49.8 million SF of retail space with vacancy of approximately 3.4%. Net absorption in the New York City retail market as of the third quarter of 2016 was approximately 181,900 SF with approximately 1.0 million SF of retail space under construction.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

935 MADISON AVENUE

The following table presents certain information relating to the comparable retail lease transactions for the 935 Madison Avenue Property:

Comparable Lease Transactions(1)

Tenant Address	Tenant	Lease Term (Years)	Area (SF)	Space Type	Rental Rate PSF
975 Madison Avenue (NE Corner of 76th Street)	Helly Nahmad Gallery	NAV	1,218	Grade	$950.00
944 Madison Avenue (Btwn. 74th and 75th Streets)	By Kilian	10	500	Grade	$750.00
944 Madison Avenue (Btwn. 74th and 75th Streets)	Luxury Optical	10	512	Grade	$737.50
944 Madison Avenue (Btwn. 74th and 75th Streets)	Shi Cashmere	10	573	Grade	$750.00
783 Madison Avenue (Btwn. 68th and 69th Streets)	Vhernier	5	1,400	Grade	$858.57
929 Madison Avenue (Btwn. 73rd and 74th Streets)	Stella McCartney	12	1,600	Grade	$1,000.00
786 Madison Avenue (Btwn. 66th and 67th Streets)	Yves Salomon	NAV	850	Grade	$847.00
926 Madison Avenue (Btwn. 73rd and 74th Streets)	Acne Studios	NAV	3,000	Grade	$750.00
998 Madison Avenue (Btwn 77th and 78th Streets)	Unknown	NAV	810	Grade	$771.60

(1)	Source: Appraisal.

■	The Borrower. The borrower is JZS Madison Retail, LLC, a single-purpose, single-asset entity. The non-recourse carveout guarantor under the 935 Madison Avenue Loan is Daniel E. Straus, an indirect owner of the borrower. Daniel E. Straus oversees the Straus Group, a family office that invests in hedge funds, private equity and real estate. The Straus Group and its affiliates have owned and developed over 10 million SF of property over the past 25 years.

■	Escrows. On the origination date, the borrower funded an unfunded obligations account in the amount of $2,256,785, comprised of $1,290,005 for tenant improvements and leasing commissions and $966,781 for free rent.

On each due date during a 935 Madison Avenue Trigger Period or an event of default under the 935 Madison Avenue Loan, the borrower is required to fund (i) a tax and insurance reserve in an amount equal to one-twelfth of the amount that the lender reasonably estimates will be necessary to pay taxes and insurance premiums over the then succeeding 12-month period, provided, however, that reserve deposits for insurance premiums are not required if the insurance required under the loan agreement is maintained by the condominium board rather than the borrower, (ii) a tenant improvements and leasing commissions reserve in an amount equal to $2,244, capped at $80,772 and (iii) a capital expenditure reserve in an amount equal to $224, capped at $8,077.

In addition, if (i) any of Aquazzura, Moynat, Golden Goose or any replacement tenant as described in clause (y) below (as applicable, a “Rollover Tenant”) does not extend its lease on or before the earlier of (A) the deadline for providing notice of exercise of an extension or renewal right or (B) 12 months prior to the expiration date of such lease, and (ii) net operating income (as calculated under the related loan documents) is less than $4,701,235, then on each due date the borrower will be required to remit to the lender, for deposit into a tenant rollover reserve account, all income from the 935 Madison Avenue Mortgaged Property after the payment of debt service, required reserves, operating expenses and customary and reasonable marketing expenses related to vacant space at the 935 Madison Avenue Mortgaged Property, until either (x) the amount deposited by the borrower in the tenant rollover reserve account in connection with the applicable expiring lease is equal to the base rent payable during the final 12 months of such Rollover Tenant’s lease or (y) the borrower has leased, pursuant to a replacement lease or an expansion of an existing lease, to a replacement tenant, either (1) the applicable premises leased by such Rollover Tenant, (2) a portion of the premises leased by such Rollover Tenant, or (3) another vacant premises at the 935 Madison Avenue Property, provided that in any of clauses (1), (2) or (3) above, the base rent under the new lease equals or exceeds the base rent payable during the final 12 months of the related Rollover Tenant’s lease.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

935 MADISON AVENUE

In addition, on each due date during the continuance of a 935 Madison Avenue Trigger Period, the related loan documents require an excess cash flow reserve as discussed under “—Lockbox and Cash Management” below.

A “935 Madison Avenue Trigger Period” means (i) the period commencing as of the conclusion of any 12-month period (ending on the last day of a fiscal quarter) during which net operating income (as calculated under the related loan documents) is less than $3,746,269, and ending at the conclusion of the second consecutive fiscal quarter for which the net operating income for the trailing 12-month period (ending on the last day of any fiscal quarter) is equal to or greater than $3,746,269 or (ii) the period commencing upon the borrower’s failure to deliver required monthly, quarterly or annual financial reports and ending when such reports are delivered and indicate that no other 935 Madison Avenue Trigger Period is ongoing.

■	Lockbox and Cash Management. The 935 Madison Avenue Loan is structured with a hard lockbox and springing cash management. The related loan documents require the borrower to deliver notice to each tenant instructing them to remit all rents into a lender-controlled lockbox account and require that all cash revenues relating to the 935 Madison Avenue Property and all other money received by the borrower or the property manager with respect to the 935 Madison Avenue Property (other than tenant security deposits) be deposited into the lockbox account by the end of the first business day following receipt. On each business day during the continuance of a 935 Madison Avenue Trigger Period or an event of default under the 935 Madison Avenue Loan, all amounts in the lockbox account are required to be remitted to a lender-controlled cash management account. On each business day that no 935 Madison Avenue Trigger Period or event of default under the 935 Madison Avenue Loan is continuing, all funds in the lockbox are required to be swept into a borrower-controlled operating account.

On each due date during the continuance of a 935 Madison Avenue Trigger Period or, at the lender’s discretion, during an event of default under the 935 Madison Avenue Loan, the related loan documents require that all amounts on deposit in the cash management account be used to pay debt service, required reserves and budgeted operating expenses, and that all remaining amounts be reserved in an excess cash flow reserve account. During the continuance of an event of default under the 935 Madison Avenue Loan, the lender may apply all funds on deposit in any of the accounts constituting collateral for the 935 Madison Avenue Loan to amounts payable under the related loan documents and/or toward the payment of expenses of the 935 Madison Avenue Property, in such order of priority as the lender may determine.

■	Property Management. The 935 Madison Avenue Property is managed by JZS Madison, LLC, which is affiliated with the borrower, pursuant to a management agreement. Under the related loan documents, the 935 Madison Avenue Property is required to remain managed by JZS Madison, LLC, or any other management company approved by the lender and with respect to which a Rating Agency Confirmation has been received; provided, however, the property manager may assign its rights under the approved management agreement to an affiliate of borrower that is wholly owned by and controlled by the borrower sponsor or its affiliate and/or one or more direct or indirect owners of JZS Madison, LLC as of the origination date without (i) the prior consent of lender, (ii) satisfying the Rating Agency Confirmation and (iii) delivering a non-consolidation opinion letter. The lender has the right to replace, or require the borrower to replace, the property manager with a property manager selected by the lender (i) during the continuance of a monetary event of default under the 935 Madison Avenue Loan, (ii) following any foreclosure, conveyance in lieu of foreclosure or other similar transaction, (iii) during the continuance of a material default by the property manager under the management agreement (after the expiration of any applicable notice and/or cure periods), (iv) if the property manager files for or is the subject of a petition in bankruptcy or (v) if a trustee or receiver is appointed for the property manager’s assets or the property manager makes an assignment for the benefit of its creditors or is adjudicated insolvent.

■	Release of Collateral. The borrower has the right to sell any unused air rights and floor areas owned by the borrower as owner of the commercial unit, and, so long as no event of default under the 935 Madison Avenue Loan has occurred and is continuing, the borrower will be entitled to retain the proceeds thereof. In connection with such a transaction, the lender will be required to execute an amendment to the 935 Madison Avenue Loan documents and file or authorize a filing of UCC-3 financing statements releasing its lien on any such unused air rights and floor areas and any other documentation reasonably requested to confirm such release.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

935 MADISON AVENUE

■	Condominium Structure. The 935 Madison Avenue Property constitutes the commercial unit of a residential and commercial condominium property. The borrower has a 21.5523% aggregate percentage interest in the common element of the condominium. The condominium board will consist of four members, of which three members are designated by the residential unit owners and one member is designated by the borrower as owner of the commercial unit. Each board member is entitled to one vote in all matters that require a vote of the entire condominium board. The presence of a majority of the members of the board constitutes a quorum, and all determinations of the board require a majority vote of the board. However, with respect to any meeting pertaining solely to matters that do not affect the commercial unit or the borrower as owner of the commercial unit owner, a majority of the members other than the borrower’s designee will constitute a quorum for purposes of such meeting.

■	Mezzanine or Secured Subordinate Indebtedness. Not permitted.

■	Terrorism Insurance. So long as TRIPRA or a similar or subsequent statute is in effect, the borrower is required to maintain terrorism insurance for foreign and domestic acts (as those terms are defined in TRIPRA or similar or subsequent statute) in an amount equal to the full replacement cost of the 935 Madison Avenue Property (plus 18 months of rental loss and/or business interruption coverage plus an additional period of indemnity covering the 12 months following restoration). If TRIPRA or a similar or subsequent statute is not in effect, then provided that terrorism insurance is commercially available, the borrower will be required to carry terrorism insurance throughout the term of the 935 Madison Avenue Loan as described in the preceding sentence, but in that event the borrower will not be required to spend more than two times the amount of the insurance premium that is payable at that time in respect of the property and business interruption/rental loss insurance required under the related loan documents (without giving effect to the cost of terrorism and earthquake components of such property and business interruption/rental loss insurance), and if the cost of terrorism insurance exceeds such amount, then the borrower will be required to purchase the maximum amount of terrorism insurance available with funds equal to such amount. In either such case, terrorism insurance may not have a deductible in excess of $50,000. The required terrorism insurance may be included in a blanket policy or pursuant to the insurance policy maintained by the condominium board, provided that the borrower provide evidence satisfactory to the lender that the insurance premiums for the 935 Madison Avenue Property are separately allocated to the 935 Madison Avenue Property and that the policy will provide the same protection as a separate policy. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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LASKO PORTFOLIO

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

LASKO PORTFOLIO

MAP © 2017 CARTIFACT
DATA © OSM CONTRIBUTORS
Mt Juliet
JOHN C. TUNE AIRPORT
Nashville
NASHVILLE INTERNATIONAL AIRPORT
Berry Hill
Pegram
Belle Meade
Oak Hill
Forest Hills
Percy Warner Park
Radnor Lake State Natural Area
Hamilton Creek Park
J Percy Priest Lake
Shelby Bottoms Park
Pasquo
La Vergne
SMYRNA AIRPORT
Brentwood
Smyrna
Nolensville
Franklin
1
Westlake
Coppell
Addison
Haslet
Southlake
Grapevine
Richardson
Keller
FAR NORTH
Farmers Branch
NORTH DALLAS
Garland
Colleyville
DALLAS/FT WORTH INTERNATIONAL AIRPORT
LAKE HIGHLANDS
Watauga
University Park
TOWNGATE
Saginaw
North Richland Hills
Bedford
Euless
Blue Mound
FAR NORTHWEST
DALLAS LOVE FIELD
NORTHEAST DALLAS
2
Haltom City
Hurst
Highland Park
Lake Worth
FORT WORTH MEACHAM INT'L AIRPORT
Richland Hills
Irving
NORTHWEST DALLAS
Trinity River Greenbelt
Sansom Park
NORTHEAST
NORTH
Dallas
River Oaks
EASTSIDE
URBANDALE-PARKDALE
Westworth
Fort Worth
Mesquite
Oak CLiff
Westover Hills
SOUTH EAST
Arlington
Grand Prairie
Balch Springs
WESTERN HILLS-RIDGLEA
TCU-WEST CLIFF
Pantego
EAST
SOUTHWEST DALLAS
CEDAR CREST
William Blair Jr. Park
SOUTHSIDE
Dalworthington Gardens
Mountain Creek Lake Park
SOUTHEAST DALLAS
Benbrook
SOUTH DALLAS
WEDGWOOD
Edgecliff Village
Forest Hill
SOUTHWEST
Duncanville
Kennedale
SOUTHEAST
Hutchins
FAR SOUTHWEST
Everman
Wilmer
FAR SOUTH
Desoto
Lancaster
Mansfield
Cedar Hill
Crowley
FORT WORTH SPINKS AIRPORT

Lasko Portfolio

#	Property Name	Address	City/State	Zip Code
1	Lasko Franklin	1705, 1715 & 1725 Columbia Avenue and 300 Confederate Drive	Franklin, TN	37064
2	Lasko Fort Worth	1700 Meacham Boulevard and 4925 Pylon Street	Fort Worth, TX	76106

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

LASKO PORTFOLIO

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties(1)	2	Loan Seller		GSMC
Location (City/State)	Various, Various	Cut-off Date Principal Balance		$65,650,000
Property Type	Industrial	Cut-off Date Principal Balance per SF		$29.51
Size (SF)	2,224,627	Percentage of Initial Pool Balance		6.2%
Total Occupancy as of 2/9/2017	100.0%	Number of Related Mortgage Loans		None
Owned Occupancy as of 2/9/2017	100.0%	Type of Security		Fee Simple
Year Built / Latest Renovation	1963-2016 / NAP	Mortgage Rate		4.8770%
Appraised Value	$105,330,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)		60
Underwritten Revenues	$6,928,350
Underwritten Expenses	$207,851	Escrows
Underwritten Net Operating Income (NOI)	$6,720,500		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$5,937,431	Taxes	$0	$0
Cut-off Date LTV Ratio	62.3%	Insurance	$0	$0
Maturity Date LTV Ratio	57.4%	Replacement Reserves	$0	$0
DSCR Based on Underwritten NOI / NCF	1.61x / 1.42x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	10.2% / 9.0%	Other	$0	$0

Sources and Uses(2)
Sources	$	%	Uses	$	%
Loan Amount	$65,650,000	65.2%	Purchase Price	$100,000,000	99.3%
Principal’s New Cash Contribution	35,050,142	34.8	Closing Costs	700,142	0.7

Total Sources	$100,700,142	100.0%	Total Uses	$100,700,142	100.0%

(1)	The Lasko Portfolio Properties are comprised of five buildings, two buildings located in Franklin, Tennessee: (i) a 285,426 SF building located at 300 Confederate Drive, (ii) a 987,149 SF building located at 1715 Columbia Avenue; three buildings located in Fort Worth, Texas (i) a 152,052 SF building located at 4925-4933 Pylon Street, (ii) a 295,000 SF building located at 1700 Meacham Boulevard (iii) two buildings totaling 505,000 SF located at 1700 Meacham Boulevard.
(2)	The borrower sponsor utilized the proceeds of the Lasko Portfolio Loan to finance the Lasko Portfolio Properties, which were acquired in a sale-leaseback transaction.

■	The Mortgage Loan. The mortgage loan (the “Lasko Portfolio Loan”) is evidenced by a note in the original principal amount of $65,650,000 and is secured by a first mortgage encumbering the borrower’s fee simple interest in two industrial properties located in Franklin, Tennessee and Fort Worth, Texas (the “Lasko Portfolio Properties”). The Lasko Portfolio Loan was originated by Goldman Sachs Mortgage Company on February 10, 2017 and represents approximately 6.2% of the Initial Pool Balance. The note evidencing the Lasko Portfolio Loan has an outstanding principal balance as of the Cut-off Date of $65,650,000 and an interest rate of 4.8770% per annum. The borrower utilized the proceeds of the Lasko Portfolio Whole Loan to finance the Lasko Portfolio Properties and pay origination costs. The borrower acquired the Lasko Portfolio Properties in an all cash sale lease back transaction.

The Lasko Portfolio Loan had an initial term of 120 months and has a remaining term of 120 months as of the Cut-off Date. The Lasko Portfolio Loan requires monthly payments of interest only for the initial 60 months, followed by monthly payments of interest and principal sufficient to amortize the loan over a 30-year amortization schedule. The scheduled maturity date of the Lasko Portfolio Loan is the due date in March 2027. The voluntary prepayment of the Lasko Portfolio Loan is not permitted prior to the second anniversary of the securitization Closing Date, provided that the borrower will be required to pay a prepayment fee equal to the greater of (i) a yield maintenance premium calculated based on the present values of the remaining scheduled principal and interest payments and (ii) 1% of the principal amount being paid for any such prepayments occurring prior to the due date in September 2026.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

LASKO PORTFOLIO

■	The Mortgaged Properties. The Lasko Portfolio Properties consist of two industrial properties totaling 2,224,627 SF (across five buildings) located in Franklin, Tennessee (two buildings) and Fort Worth, Texas (three buildings). The Lasko Portfolio Properties were developed between 1963 and 2016 and have been leased and occupied by Lasko since construction. The borrower utilized the proceeds of the Lasko Portfolio Loan to acquire the Lasko Portfolio Properties in a sale leaseback transaction. Lasko leases its space on a single long-term lease with the borrower, an affiliate of Angelo, Gordon & Co., paying $7,293,000 in total base rent, with a lease expiration of March 31, 2037 with four, 5-year renewal options.

Lasko is a private company that specializes in engineering and building home comfort products, including portable fans and heaters. Lasko has approximately $430.4 million adjusted net sales for the trailing-12 months ending July 2016. Since 2013, Lasko has invested over $20.0 million to expand, modernize and improve facility automation at the Lasko Portfolio Properties, including $3.4 million in 2015 to expand warehouse space to augment production capabilities at the Lasko Fort Worth Property.

Lasko has subleased 74,702 SF of the space across both campuses at the Lasko Franklin property to the following subtenants: (i) Tadano Mantis Corp, 11,920 SF that commenced in January 2015 and expires in December 2019, (ii) Bink’s Lodge, 7,007 SF that commenced in July 2016 and expires in June 2021, (iii) Comfort Supply, 12,630 SF that commenced in July 2014 and expires in June 2017 (iv) Liberty Constructions Co., 1,442 SF that commenced in June 2015 and expires in May 2018, (v) The Joshua Generation, 4,183 SF that commenced in November 2014 and expires in October 2017, (vi) The Nashville Family Church, 4,742 SF that commenced in December 2013 and expires in November 2018, (vii) Fellowship Bible Church, 18,035 SF that commenced in August 2014 and expires in July 2017, (viii) Habitat for Humanity of Williamson County, 12,320 SF that commenced in April 2012 and expires in March 2019 and (ix) Idisi Renaissance, Inc. d/b/a Two Men and a Truck, 2,423 SF that commenced in August 2016 and expires in July 2021.

The following table presents certain information relating to the Lasko Portfolio Properties:

Property Name(1I	City	State	Allocated Loan Amount	Total GLA	Year(s) Built	As-Is Appraised Value	UW NCF
Lasko Franklin	Franklin	TN	$37,400,000	1,272,575	1963-1980	$69,260,000	$3,396,446
Lasko Fort Worth	Fort Worth	TX	28,250,000	952,052	1977-2016	36,070,000	2,540,985
Total / Wtd. Avg.			$65,650,000	2,224,627		$105,330,000	$5,937,431

(1)	The Lasko Franklin Property and the Lasko Fort Worth Property are leased to Lasko Portfolio Proprieties pursuant to a single lease.

The following table presents certain information relating to the lease rollover schedule at the Lasko Portfolio Properties based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Leases
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2017	0	0.0	0.0%	0	0.0	0.00	0
2018	0	0.0	0.0%	0	0.0	0.00	0
2019	0	0.0	0.0%	0	0.0	0.00	0
2020	0	0.0	0.0%	0	0.0	0.00	0
2021	0	0.0	0.0%	0	0.0	0.00	0
2022	0	0.0	0.0%	0	0.0	0.00	0
2023	0	0.0	0.0%	0	0.0	0.00	0
2024	0	0.0	0.0%	0	0.0	0.00	0
2025	0	0.0	0.0%	0	0.0	0.00	0
2026	0	0.0	0.0%	0	0.0	0.00	0
2027	0	0.0	0.0%	0	0.0	0.00	0
2028 & Thereafter	2,224,627	100.0	100.0%	7,293,000	100.0	3.28	1
Vacant	0	0.0	100.0%	0	0.0	0.00	0
Total /Wtd. Avg.	2,224,627	100.0%		$7,293,000	100.0%	$3.28	1

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

LASKO PORTFOLIO

The following table presents certain information relating to historical occupancy at the Lasko Portfolio Properties:

Historical Leased %(1)

2013	2014	2015	As of 2/9/2017
100.0%	100.0%	100.0%	100.0%

(1)	As provided by the borrower and reflects average occupancy for the indicated year ended December 31 unless specified otherwise.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the Underwritten Net Cash Flow at the Lasko Portfolio Properties:

Cash Flow Analysis

	Underwritten(1)	Underwritten $ per SF
Base Rental Revenue	$7,293,000	$3.28
Gross Revenue	$7,293,000	$3.28
Vacancy Loss	(364,650)	(0.16)
Effective Gross Revenue	$6,928,350	$3.11
Management Fee(2)	207,851	0.09
Total Operating Expenses	$207,851	$0.09

Net Operating Income	$6,720,500	$3.02
TI/LC	338,143	0.16
Replacement Reserves	444,925	0.20
Net Cash Flow	$5,937,431	$2.67

(1)	Underwritten cash flow based on contractual rents as of February 9, 2017 and contractual rent steps through February 28, 2018.
(2)	Management Fee is based on 3% of effective gross revenue. The tenant pays all other expenses associated with the Lasko Portfolio Property.

■	Appraisal. According to the appraisals, dated December 19, 2016 the Lasko Portfolio Properties had an aggregate “as-is” portfolio appraised value of $105,330,000 and an aggregate dark value of $71,610,000. The Cut-off Date LTV Ratio calculated utilizing the dark value is 91.7%.

■	Environmental Matters. According to the Phase I environmental reports, dated between November 7, 2016 and November 9, 2016, there are no recognized environmental conditions or recommendations for further action at the Lasko Portfolio Properties other than (i) the implementation of asbestos and lead-based paint operations and maintenance programs, (ii) the proper decommissioning of several groundwater monitoring wells, (iii) the repair of oil leaks from various manufacturing machinery, and improvement of best management practices with respect to oil storage, and (iv) the remediation and removal of mold impacted materials. See additional detail under “Description of the Mortgage Pool—Environmental Considerations” in the Preliminary Prospectus.

■	Market Overview and Competition. The Lasko Portfolio consists of two campuses in two states. The below highlights the different markets:

—	Nashville Industrial Market: The Lasko Franklin Property is located in the Nashville industrial market. As of the third quarter of 2016, the Nashville industrial market included a total of approximately 214.7 million SF of industrial space, with vacancy of 3.6%. Net absorption the same quarter was positive at approximately 5.3 million SF and average asking rental rates were $4.20 per SF.

—	Dallas/Fort Worth Industrial Market: The Lasko Fort Worth Property is located in the Dallas/Fort Worth (“DFW”) industrial market. As of the third quarter of 2016, the DFW industrial market included a total of approximately 712.9 million SF of industrial space, with vacancy of 5.9%. Net absorption the same quarter was positive at approximately 9.5 million SF and average asking rental rates were $4.48 per SF.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

LASKO PORTFOLIO

■	The Borrower. The borrower is AGNL Blade, L.P., a single-purpose, entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Lasko Portfolio Loan. The non-recourse carveout guarantors under the Lasko Portfolio Loan are AG Net Lease III (SO) Corp. and AG Net Lease III Corp., the indirect owners of the borrower.

AG Net Lease Realty Fund III, the consolidation of AG Net Lease Realty Fund III, L.P. and Net Lease Realty Fund III (SO), L.P., affiliates of Angelo, Gordon & Co. and direct parents of AG Net Lease III Corp. and AG Net Lease III (SO) Corp., respectively, had 13 investments, capital commitments of approximately $1.0 billion and reported a net worth and liquidity of $431.5 million and $18.4 million, respectively, as of September 30, 2016.

■	Escrows. On each due date, during the continuance of an event of default under the Lasko Portfolio Loan or a Lasko Portfolio Trigger Period, the borrower will be required to fund (a) a tax and insurance reserve in an amount equal to one-twelfth of the amount that the lender reasonably estimates will be necessary to pay taxes and insurance premiums over the then succeeding 12-month period; unless (i) a lease with the applicable tenant remains in effect and not in default, (ii) the applicable tenant is current in its payment of taxes and insurance premiums with respect to the Lasko Portfolio Properties as provided for under the applicable lease, (iii) the borrower provides proof of payment by the applicable tenant directly to the taxing authority or insurance company and (iv) the borrower delivers evidence reasonably acceptable to the lender that the insurance meeting the requirements set forth in the Lasko Portfolio Loan documents is maintained by the applicable tenant and (b) a capital expenditure reserve equal to $37,077 capped at $444,925; unless (i) a lease with the applicable tenant remains in effect and not in default, (ii) the applicable tenant is current in its payment of capital expenditures with respect to the Lasko Portfolio Properties as provided for under the applicable lease and (iii) upon request by the lender, the borrower delivers to the lender satisfactory evidence that all capital expenditures at the Lasko Portfolio Properties have been timely paid.

In addition, on each due date during the continuance of a Lasko Portfolio Trigger Period, the related loan documents require an excess cash flow reserve as discussed under “—Lockbox and Cash Management” below.

On each due date during the occurrence of a Lasko Portfolio Dark Tenant Trigger Event, the related loan documents require the lender to maintain a rollover reserve account for the purpose of reserving amounts in respect of the applicable portion of the Lasko Portfolio Properties that gave rise to such Lasko Portfolio Dark Tenant Trigger Event. During the continuation of a Lasko Portfolio Trigger Period resulting solely from a Lasko Portfolio Dark Tenant Trigger Event, if and to the extent the amount contained in such account is less than $3,617,526 with respect solely to the Lasko Fort Worth Property and $3,532,474 with respect solely to the Lasko Franklin Property the borrower is required to deposit in the rollover reserve account all excess cash flow in accordance with the Lasko Portfolio Loan. Provided however, if the Lasko Portfolio Properties are subject to concurrent Lasko Portfolio Dark Tenant Trigger Events, the above amounts will be inapplicable and the rollover reserve account will remain uncapped.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

LASKO PORTFOLIO

A “Lasko Portfolio Trigger Period” means (i) any period commencing as of the conclusion of any 12-month period (ending on the last day of any fiscal quarter) during which the debt service coverage ratio (as calculated under the related loan documents) is less than 1.15x, and ending at the conclusion of the first fiscal quarter for which the debt service coverage ratio for the trailing 12-month period (ending on the last day of any fiscal quarter) is greater than 1.15x, (ii) any period commencing upon the borrower’s failure to deliver quarterly or annual financial reports, following the expiration of a 20 business day notice and cure period, and ending when such reports are delivered and they indicate that no other Lasko Portfolio Trigger Period is ongoing, (iii) any period from the occurrence of a Lasko Portfolio Dark Tenant Trigger Event to (A) with respect to a Bankruptcy Trigger Event, either (x) such bankruptcy proceeding is dismissed without any negative impact on a lease and the tenant is paying normal monthly rent and is otherwise in compliance with the terms of a lease and has provided an updated estoppel certificate acceptable to the lender, (y) the tenant has affirmed its lease during the bankruptcy proceeding, is in occupancy, paying normal monthly rent and is otherwise in compliance with the terms of a lease and has provided an updated estoppel certificate acceptable to the lender, or (z) where a lease has been cancelled, terminated or otherwise rejected in such bankruptcy proceeding, the entirety of the Lasko Portfolio Properties being subject to one or more approved substitute leases; or (B) as it relates to a Vacating Trigger Event, either (x) the lender is provided with evidence reasonably satisfactory to the lender that the tenant has recommenced its business and operations in the applicable portion of the Lasko Portfolio Properties that gave rise to the Lasko Portfolio Dark Tenant Trigger Event, is paying rent and is otherwise in compliance with the terms of a lease and having provided an updated estoppel certificate reasonably acceptable to the lender or (y) the applicable portion of the Lasko Portfolio Properties that gave rise to the Lasko Portfolio Dark Tenant Trigger Event being subject to one or more approved substitute leases.

A “Lasko Portfolio Dark Tenant Trigger Event” means the first occurrence of any of the following events: (i)(x) the date of the filing of a bankruptcy petition by a tenant or any guarantor of a lease under the bankruptcy code, or (y) in the context of an involuntary filing of a bankruptcy petition against a tenant or any guarantor of a lease under the bankruptcy code, the date that is sixty days after the filing of such petition provided the same has not been discharged or dismissed within such 60-day period (a “Bankruptcy Trigger Event”); or (ii) the earliest of any of the following: the date a tenant terminates, “goes dark”, discontinues its operations or business, vacates or is otherwise not in occupancy in any of the Lasko Portfolio Properties, excluding such events caused solely by casualty or condemnation or renovations or alterations undertaken pursuant to the terms of a lease (a “Vacating Trigger Event”).

■	Lockbox and Cash Management. The Lasko Portfolio Loan is structured with a hard lockbox and in-place cash management. The related loan documents require the borrower to direct tenants to pay rent directly to a lender-controlled lockbox account and all cash revenues relating to the Lasko Portfolio Properties and all other money received by the borrower or any property manager with respect to the Lasko Portfolio Properties be deposited into such lockbox account or the cash management account on each business day. All funds in the lockbox account are required to be swept into the cash management account within one business day following receipt. For so long as the Lasko lease provides for quarterly advanced rental payments, once every calendar quarter, an amount equivalent to three months of rent will be required to be deposited into the cash management account. So long as there is no continuing event of default under the Lasko Portfolio Loan, the lender will be required to retain in the cash management account from such rental amounts the aggregate amount of all scheduled debt service payments plus the lender's reasonable estimate of required payments to the reserve accounts for the subsequent three due dates. Such amounts are required to be applied in accordance with the related loan agreement in the month such amounts would otherwise be due and payable. For so long as no Lasko Portfolio Trigger Period or event of default under the Lasko Portfolio Loan is continuing, on each due date, the lender will be required to remit to a borrower-controlled operating account all amounts in the cash management account in excess of the amount required to pay monthly reserves and debt service on the next due date. On each due date during the continuance of a Lasko Portfolio Trigger Period or, at the lender’s discretion, during an event of default under the Lasko Portfolio Loan, the related loan documents require that all amounts on deposit in the cash management account be used to pay debt service, required reserves and operating expenses, and that all remaining amounts be reserved in an excess cash flow reserve account.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

LASKO PORTFOLIO

■	Property Management. The Lasko Portfolio Properties are currently tenant-managed. Under the related loan documents, the Lasko Portfolio Properties are required to remain managed by (i)(a) an affiliate of the borrower sponsor specified in the loan documents or (b) an affiliate controlled by the borrower sponsor with total assets in excess of $10 million, and in each case as acceptable to the lender in its reasonable discretion, or (ii) any management company approved by the lender and with respect to which a Rating Agency Confirmation has been received. The lender has the right to replace, or require the borrowers to replace, any property manager with a property manager selected by the lender (i) during the continuance of an event of default under the Lasko Portfolio Loan, (ii) following any foreclosure, conveyance in lieu of foreclosure or other similar transaction, (iii) during the continuance of a material default by the property manager under the management agreement (after the expiration of any applicable notice and/or cure periods), (iv) if the property manager files for or is the subject of a petition in bankruptcy or (v) if a trustee or receiver is appointed for the property manager’s assets or the property manager makes an assignment for the benefit of its creditors or is adjudicated insolvent.

■	Mezzanine or Secured Subordinate Indebtedness. The loan documents permit future mezzanine financing, provided that no event of default under the Lasko Portfolio Loan exists subject to satisfaction of certain conditions, including among others: (i) execution of an intercreditor agreement in form and substance reasonably acceptable to the lender and rating agency; (ii) immediately after giving effect to such mezzanine loan, the mezzanine loan together with the Lasko Portfolio Loan have a combined loan-to-value ratio (as calculated under the loan documents) of no greater than 66.0%; (iii) immediately after giving effect to such mezzanine loan, the debt service coverage ratio (as calculated under the loan documents and taking into account the mezzanine loan and the Lasko Portfolio Loan) is at least 1.65x; (iv) immediately after giving effect to such mezzanine loan, the debt yield (as calculated under the loan documents and taking into account the mezzanine loan and the Lasko Portfolio Loan) is at least 10.50% and (v) receipt of a Rating Agency Confirmation.

On the origination date, AGNL Blade Holdco, L.L.C., an affiliate of the borrower, provided the borrower with an interest-only unsecured loan in the principal amount of up to $10,000,000. Such unsecured loan has an interest rate of 15% and a maturity date of February 28, 2032. Monthly payments of interest are required to be paid in arrears solely out of excess cash flow from the Lasko Portfolio Properties. GSMC and AGNL Blade Holdco, L.L.C. executed a subordination and standstill agreement, subordinating all rights and remedies of the unsecured loan to the Lasko Portfolio Loan. In addition, AGNL Blade Holdco, L.L.C. acknowledged that for so long as the obligations under the Lasko Portfolio Loan remain outstanding, (i) the unsecured loan is not defaultable, (ii) AGNL Blade Holdco, L.L.C. may not transfer its interest in such loan and (iii) AGNL Blade Holdco, L.L.C. may not exercise any remedies against the borrower with respect to the such loan. Further, AGNL Blade Holdco, L.L.C. does not have the right to cure any defaults under the Lasko Portfolio Loan or the right to purchase the Lasko Portfolio Loan.

■	Terrorism Insurance. So long as TRIPRA or a similar or subsequent statute is in effect, the borrower is required to maintain terrorism insurance for foreign and domestic acts (as those terms are defined in TRIPRA or similar or subsequent statute) in an amount equal to the full replacement cost of the Lasko Portfolio Properties (plus 18 months of rental loss and/or business interruption coverage plus an additional period of indemnity covering the 12 months following restoration). If TRIPRA or a similar or subsequent statute is not in effect, then provided that terrorism insurance is commercially available, the borrower will be required to carry terrorism insurance throughout the term of the Lasko Portfolio Loan as described in the preceding sentence, but in that event the borrower will not be required to spend more than two times the amount of the insurance premium that is payable at that time in respect of the property and business interruption/rental loss insurance required under the related loan documents (without giving effect to the cost of terrorism and earthquake components of such property and business interruption/rental loss insurance), and if the cost of terrorism insurance exceeds such amount, then the borrower will be required to purchase the maximum amount of terrorism insurance available with funds equal to such amount. In either such case, terrorism insurance may not have a deductible in excess of $100,000. The required terrorism insurance may be included in a blanket policy, provided that the borrower provides evidence satisfactory to the lender that the insurance premiums for the Lasko Portfolio Properties are separately allocated to the Lasko Portfolio Properties and that the policy will provide the same protection as a separate policy. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

WRITER SQUARE

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

WRITER SQUARE

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

WRITER SQUARE

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

WRITER SQUARE

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

WRITER SQUARE

MAP © 2017 CARTIFACT
DATA © OSM CONTRIBUTORS
Boulder
Broomfield
Thornton
Westminster
Arvada
Denver
Golden
Aurora
Lakewood
Englewood
Centennial
Littleton
Highlands Ranch
DENVER INTERNATIONAL AIRPORT
HIGHLAND
JEFFERSON PARK
SUN VALLEY
LINCOLN PARK
GOLDEN TRIANGLE
FINANCIAL DISTRICT
NORTH CAPITOL HILL
LODO
ARAPAHOE SQUARE
FIVE POINTS
Writer Square
1512 Larimer Street
Denver, CO 80202
Coors Field
Union Station
Old Union Station
Pepsi Center
Elitch Gardens Theme and Water Park
Denver Aquarium
Children's Museum
Mile High Stadium
Denver Performing Arts Center
Colorado Convention Center
University of Colorado-Denver Auraria Campus
Colorado State Capitol
Civic Center Park
Commons Park
Confluence Park
Centennial Park
Fishback Park
Lincoln Park
Sunken Gardens Park
City of Cuernavaca Park
Community Park Plaza
Highland Gateway Park
Triangle Park
Skyline Park
DCPA Sculpture Park
RTD LIGHT RAIL
PLATTE VALLEY TROLLEY
16TH STREET FREE MALLRIDE
FREE METRORIDE
FASTRACKS GOLD LINE
FASTRACKS NORTH METRO
FASTRACKS US-36 RAPID BUS
UNIVERSITY OF COLORADO A LINE
Denver
W COLFAX AVE

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

WRITER SQUARE

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	GSMC
Location (City/State)	Denver, Colorado	Cut-off Date Principal Balance	$59,622,561
Property Type	Mixed Use	Cut-off Date Principal Balance per SF	$329.94
Size (SF)	180,705	Percentage of Initial Pool Balance	5.6%
Total Occupancy as of 1/24/2017(1)	88.1%	Number of Related Mortgage Loans	None
Owned Occupancy as of 1/24/2017(1)	88.1%	Type of Security	Fee Simple
Year Built / Latest Renovation	1980 / 2016	Mortgage Rate	5.0985%
Appraised Value	$95,500,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	NAP
Original Interest Only Period (Months)	120

Underwritten Revenues	$7,941,395
Underwritten Expenses	$2,887,381	Escrows
Underwritten Net Operating Income (NOI)	$5,054,014	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$4,777,459	Taxes	$0	$0
Cut-off Date LTV Ratio	62.4%	Insurance	$0	$0
Maturity Date LTV Ratio	62.4%	Replacement Reserves	$0	$0
DSCR Based on Underwritten NOI / NCF	1.64x / 1.55x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	8.5% / 8.0%	Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$59,622,561	62.2%	Purchase Price	$95,275,000	99.4%
Principal’s New Cash Contribution	36,222,434	37.8	Closing Costs	569,995	0.6

Total Sources	$95,844,995	100.0%	Total Uses	$95,844,995	100.0%

(1)	Total Occupancy and Owned Occupancy include 12,294 SF of space that Blue Moon Digital is building out on the 10th floor (suite 1000), with an anticipated rent commencement date of June 17, 2017. We cannot assure you that the tenant will take occupancy or begin paying rent as anticipated or at all. Total Occupancy and Owned Occupancy excluding this space are both 81.3%.

■	The Mortgage Loan. The mortgage loan (the “Writer Square Loan”) is evidenced by a note in the original principal amount of $59,622,561 and is secured by a first mortgage encumbering the borrowers’ fee simple interest in a mixed use property located in Denver, Colorado (the “Writer Square Property”). The Writer Square Loan was originated by Goldman Sachs Mortgage Company on December 9, 2016 and represents approximately 5.6% of the Initial Pool Balance. The note evidencing the Writer Square Loan has an outstanding principal balance as of the Cut-off Date of $59,622,561 and an interest rate of 5.0985% per annum. The borrowers utilized the proceeds of the Writer Square Loan to acquire the Writer Square Property and pay origination costs.

The Writer Square Loan had an initial term of 120 months and has a remaining term of 118 months as of the Cut-off Date. Voluntary prepayment of the Writer Square Loan is permitted on and after the due date in October 2026 without payment of any yield maintenance or prepayment premium. The Writer Square Loan requires interest only payments on each due date through the scheduled maturity date in January 2027. The Writer Square Loan may be voluntarily prepaid in whole on or after the first due date following the second anniversary of the securitization Closing Date with the payment of a prepayment fee equal to the greater of (i) a yield maintenance premium calculated based on the present values of the remaining scheduled principal and interest payments and (ii) 3% of the principal amount being prepaid.

■	The Mortgaged Property. Writer Square is a 180,705 SF mixed-use development located in Denver, Colorado. The Writer Square Property consists of (i) a 10-story office building with ground floor retail, (ii) ground floor retail in four multi-story buildings and (iii) a two-story parking garage (2.41 stalls per 1,000 SF). Residential condominiums located above the ground floor retail are not included in collateral. The Writer Square Property was built in 1980 and has received ongoing renovations with $3.0 million in capital expenditures since 2014, including renovations to the plaza, office tower lobby and common areas. As of January 24, 2017, Total Occupancy and Owned Occupancy for the Writer Square Property were both 88.1%.

The Writer Square Property is located at the convergence of Denver’s Lower Downtown district (“LoDo”) and CBD, spanning the full block enclosed by Larimer Street, Lawrence Street, 15th Street and 16th Street. The Writer Square Property is located within a 0.5 mile radius of the Colorado Convention Center, Coors Field (MLB), the Pepsi Center (NBA & NHL), and Union Station. The Writer Square Property is adjacent to the University of Colorado Denver Business School and the 16th Street Mall, which has over 350 stores and restaurants.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

WRITER SQUARE

The Writer Square Property is leased to 41 tenants (19 office tenants and 22 retail tenants). The largest tenant, Blue Moon Digital, is a digital marketing company that is headquartered at the Writer Square Property. On October 1, 2015, Blue Moon Digital renewed its existing lease on the 8th floor (12,294 SF) and on July 1, 2016 expanded into additional space on the 9th floor (6,501 SF) and on February 17, 2017 expanded into additional space on the 10th floor (12,294 SF), signing an eight year lease for the entirety of its space (expiring September 30, 2024).

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the Writer Square Property:

Ten Largest Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Blue Moon Digital(2)	NR / NR / NR	31,089	17.2%	$983,203	18.7%	$31.63	9/30/2024	1, 5-year option
Overland Sheepskin Co.	NR / NR / NR	6,709	3.7	402,540	7.7	60.00	4/30/2021	1, 5-year option
Etkin Johnson Real Estate	NR / NR / NR	8,967	5.0	295,911	5.6	33.00	8/31/2020	1, 5-year option
3 Bear Energy, LLC	NR / NR / NR	8,231	4.6	255,161	4.9	31.00	5/31/2019	1, 5-year option
Roberts Levin Rosenberg PC	NR / NR / NR	8,742	4.8	241,104	4.6	27.58	11/30/2018	1, 5-year option
Hall Render Killian Heath & Lyman	NR / NR / NR	7,207	4.0	231,561	4.4	32.13	12/31/2020	2, 5-year options
Kelly & Walker, LLC	NR / NR / NR	6,279	3.5	209,028	4.0	33.29	5/31/2022	1, 5-year option
Booking.com	NR / NR / NR	6,214	3.4	196,922	3.7	31.69	5/9/2019	2, 5-year options
Medlogix	NR / NR / NR	4,951	2.7	161,205	3.1	32.56	6/30/2021	NA
Rampart Energy Company	NR / NR / NR	4,049	2.2	138,678	2.6	34.25	8/31/2018	NA
Ten Largest Tenants		92,438	51.2%	$3,115,313	59.2%	$33.70
Remaining Owned Tenants		66,829	37.0	2,144,295	40.8	32.09
Vacant Spaces (Owned Space)		21,438	11.9	0	0.0	0.00
Totals / Wtd. Avg. Tenants		180,705	100.0%	$5,259,608	100.0%	$33.02

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)	On July 1, 2016, Blue Moon Digital expanded into additional space on the 9th (6,501 SF) and on the 10th floor on February 17, 2017 (12,294 SF). Blue Moon Digital is subleases 2,848 SF of the 9th floor expansion space to Global Leveraged Capital at $34.00 per SF for 28 months (sublease expiration of October 31, 2018). Blue Moon Digital is building out its space on the 10th floor (suite 1000) and the borrowers anticipate the tenant to physically move in to the space by March 1, 2017. We cannot assure you that this tenant will take occupancy as expected or at all.

The following table presents certain information relating to the lease rollover schedule at the Writer Square Property based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Leases
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2017	9,443	5.2	5.2%	267,745	5.1	28.35	5
2018	25,791	14.3	19.5%	759,434	14.4	29.45	7
2019	21,375	11.8	31.3%	681,840	13.0	31.90	8
2020	31,405	17.4	48.7%	1,002,337	19.1	31.92	10
2021	24,014	13.3	62.0%	973,438	18.5	40.54	6
2022	6,279	3.5	65.5%	209,028	4.0	33.29	1
2023	3,646	2.0	67.5%	133,079	2.5	36.50	1
2024	33,019	18.3	85.8%	1,050,753	20.0	31.82	5
2025	4,295	2.4	88.1%	181,954	3.5	42.36	2
2026	0	0.0	88.1%	0	0.0	0.00	0
2027	0	0.0	88.1%	0	0.0	0.00	0
2028 & Thereafter	0	0.0	88.1%	0	0.0	0.00	0
Vacant	21,438	11.9	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	180,705	100.0%		$5,259,608	100.0%	$33.02	44

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

WRITER SQUARE

The following table presents certain information relating to historical occupancy at the Writer Square Property:

Historical Leased %(1)

2011	2012	2013	2014	2015	As of 1/24/2017
93.3%	80.5%	86.7%	81.7%	87.5%	88.1%

(1)	As provided by the borrowers and reflects average occupancy for the indicated year based on quarterly occupancy reports.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Writer Square Property:

Cash Flow Analysis(1)(2)

	2014	2015	TTM 10/31/2016	Underwritten(3)	Underwritten $ per SF
Base Rental Revenue	$3,715,497	$3,916,204	$4,727,933	$5,259,608	$29.11
Other Rental Revenue	36,201	41,329	0	0	0.00
Total Reimbursement Revenue	927,745	1,196,019	1,149,189	939,882	5.20
Market Revenue from Vacant Units	0	0	0	953,870	5.28
Parking Revenue	1,526,632	1,680,002	1,731,559	1,731,559	9.58
Other Revenue	15,077	4,316	10,345	10,345	0.06
Gross Revenue	$6,221,151	$6,837,870	$7,619,027	$8,895,265	$49.23
Vacancy Loss	0	0	0	(953,870)	(5.28)
Credit Loss	(22,134)	(54,708)	62,576	0	0.00
Effective Gross Revenue	$6,199,017	$6,783,162	$7,681,603	$7,941,395	$43.95

Total Operating Expenses	$2,638,272	$2,950,040	$2,833,229	$2,887,381	$15.98

Net Operating Income	$3,560,745	$3,833,122	$4,848,374	$5,054,014	$27.97
TI/LC	0	0	0	240,414	1.33
Capital Expenditures	0	0	0	36,141	0.20
Net Cash Flow	$3,560,745	$3,833,122	$4,848,374	$4,777,459	$26.44

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Historical base rental revenue is net of rent abatements: 2014 ($200,867), 2015 ($390,231), TTM ($254,443).

(3)	Underwritten cash flow based on contractual rents as of January 24, 2017 and contractual rent steps through February 1, 2018.

■	Appraisal. According to the appraisal, the Writer Square Property had an “as-is” appraised value of $95,500,000 as of November 10, 2016.

■	Environmental Matters. According to a Phase I environmental report, dated December 2, 2016, there are no recognized environmental conditions or recommendations for further action at the Writer Square Property.

■	Market Overview and Competition. The Writer Square Property is located in the Lower Downtown submarket (“LoDo”). LoDo is the entertainment district in downtown Denver. Many of the buildings in LoDo have been restored and the area includes lofts, shops, restaurants, nightclubs and art galleries. As of the second quarter 2016, comparable office inventory totaled approximately 2.2 million SF, with an overall vacancy rate of approximately 7.4% and annual gross rental rates averaging approximately $34.19 per SF.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

WRITER SQUARE

The appraiser identified 6 comparable office properties that exhibited a rental range of $31.00 per SF to $45.30 per SF.

The following table presents certain information relating to the primary office competition for the Writer Square Property:

Competitive Set - Office(1)

	1401 17th Street	Guaranty Bank Building 1331 17th Street	1660 Wynkoop Office Building	Blake Street Terrace 1860 Blake Street	1875 Lawrence	Park Central 1515 Arapahoe Street
Distance from Writer Square	0.3 miles	0.3 miles	0.5 miles	0.5 miles	0.5 miles	0.2 miles
Property Type	Office / Retail	Office / Retail	Office / Retail	Office	Office / Retail	Office / Retail
Year Built	1983	1983	1983	1974	1982	1973
Total GLA (SF)	191,151	220,287	66,120	91,506	194,541	558,346
Occupancy	Office: 84% Retail: 25%	Office: 82% Retail: 100%	Office: 96% Retail: 37%	Office: 72% Retail: NAP	Office: 73% Retail: 100%	Office: 99% Retail: 100%
Net Rental Rate per SF	$33.35 - $36.10	$31.21 - $37.46	$36.27 - $41.27	$31.00 - $34.00	$34.33 - $35.83	$37.30 - $45.30

(1)	Source: Appraisal.

Additionally, the Writer Square Property is located in the Downtown Denver retail submarket. As of the second quarter 2016, comparable retail inventory totaled approximately 3.1 million SF, with an overall vacancy rate of approximately 5.5% and annual gross rental rates averaging approximately $29.23 per SF.

The following table presents certain information relating to comparable retail leases for the Writer Square Property:

Comparable Retail Leases(1)

	SugarCube Building	1501 Wynkoop	Tabor Center Retail	Union Station North Wing	1660 Wynkoop	Millennium Financial Center	2501 16th St.
Distance from Writer Square	0.6 miles	0.3 miles	0.4 miles	0.5 miles	0.4 miles	0.3 miles	1.0 miles
Lease Date	Feb - 13	Nov - 12	Nov - 14	Jan - 14	Feb - 14	Nov - 15	Mar - 15
Lease Area (SF)	500	7,146	1,560	3,035	2,119	5,779	8,228
Base Rent Per SF	$41.71	$20.00	$36.50	$42.00	$23.53	$36.00	$64.29
Lease Term	5 Years	5 Years	10 Years	10 Years	5 Years	10 Years	20 Years
Escalations	3% Annual	3% Annual	$1.12 per SF/Year	$0.50 per SF/Year	2.8% Annual	$0.50 per SF/Year	3% Annual

(1)	Source: Appraisal.

■	The Borrowers. The initial borrower was GKT Writer Square, L.L.C. After the origination date, the initial borrower exercised a right to transfer all of the collateral to GKT Writer Square II, L.L.C., Writer Square 1031, L.L.C. and KW Writer Square, L.L.C. each a single-purpose, single-asset entity (the “TIC Borrowers”). The TIC Borrowers own all of the Writer Square Property as tenants-in-common, and have agreed to a waiver of their rights of partition. Legal counsel to the borrowers delivered non-consolidation opinions in connection with the origination and the assumption of the Writer Square Loan. The three TIC Borrowers are controlled by E. Stanley Kroenke, his spouse (Ann Walton Kroenke), and other Kroenke family members (including Ann Walton Kroenke), respectively. The non-recourse carveout guarantors under the Writer Square Loan are E. Stanley Kroenke, KW Partnership, L.P. and KW Two Partnership, L.P. The non-recourse carveout guarantors are each indirect owners of the borrowers and are jointly and severally liable.

E. Stanley Kroenke is the owner of Kroenke Sports Enterprises, LLC. He oversees the day-to-day operations of this entity and is the owner of the Colorado Rapids (MLS) and Los Angeles Rams (NFL). Additionally, Mr. Kroenke is the owner of the Kroenke Group (TKG), a real estate development and investment firm focused on acquiring commercial properties in the United States. As of February 2017, Forbes reported his net worth to be approximately $7.5 billion.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

WRITER SQUARE

■	Escrows. On each due date, unless the borrower and borrower sponsors have elected to become personally liable for the amounts otherwise required to be reserved, the borrower is required to fund (i) a tax and insurance reserve in an amount equal to one-twelfth of the amount that the lender reasonably estimates will be necessary to pay taxes and insurance premiums over the then succeeding 12-month period, provided, however, that reserve deposits for insurance premiums are not required if the borrower has elected to pay the annual premiums through a premium financing agreement, (ii) a tenant improvements and leasing commissions reserve in an amount equal to $25,000, capped at $750,000 and (iii) a capital expenditure reserve in an amount equal to $3,012.

As of the securitization Cut-off Date, the borrower and borrower sponsors have elected to not make reserve deposits and to become personally liable for the amounts which would otherwise be required to be reserved. On each due date during the continuance of a Writer Square Trigger Period caused by a Rollover Trigger Event, the related loan documents require excess cash be deposited into a rollover reserve. In addition, on each due date during the continuance of a Writer Square Trigger Period, the related loan documents require an excess cash flow reserve as discussed under “—Lockbox and Cash Management” below.

A “Writer Square Trigger Period” means (i) any period commencing as of the conclusion of any 12-month period (ending on the last day of any fiscal quarter) during which the debt service coverage ratio (as calculated under the related loan documents) is less than 1.10x, and ending at the earlier of (x) the conclusion of the second consecutive fiscal quarter for which the debt service coverage ratio for the trailing 12-month period (ending on the last day of any fiscal quarter) is greater than 1.15x or (y) the delivery to the lender of a fully executed master lease between the borrowers, as landlord, and the borrower sponsors, as tenant (the “Master Lease”), as set forth in the loan documents, (ii) the period commencing upon the borrowers’ failure to deliver monthly, quarterly or annual financial reports and ending when such reports are delivered and they indicate that no other Writer Square Trigger Period is ongoing or (iii) any period commencing upon the occurrence of a Rollover Trigger Event and ending (x) as it relates to a Non-Renewal Trigger Event, when either (a) Blue Moon Digital, Inc. or any successor tenant (the “Rollover Tenant”) enters a renewal or extension of its lease and is in occupancy, paying normal monthly rent, and open for business, (b) the applicable space is re-let under one or more approved substitute leases, or (c) delivery of a Master Lease; (y) as it relates to a Vacating Trigger Event, when either (a) the lender is provided with evidence reasonably satisfactory to the lender that such Rollover Tenant has recommenced its business and operations in its space, is paying rent and is otherwise in compliance with the terms of its lease, (b) the applicable space is re-let under one or more approved substitute leases or (c) delivery of a Master Lease; or (z) as it relates to a Bankruptcy Trigger Event, either (a) such Rollover Tenant affirmed its lease during the bankruptcy proceeding, is paying normal monthly rent and is otherwise in compliance with the terms of its lease, or (b) such Rollover Tenant’s lease is terminated and the applicable space is re-let under one or more approved substitute leases or (c) delivery of a Master Lease.

A “Rollover Trigger Event” means, the occurrence of any of the following: (v) the date the Rollover Tenant gives notice of an intent to terminate or vacate all or a material portion of its space, (w) if the Rollover Tenant has not given notice to renew its lease as of the date that is six months prior to the expiration date of its lease (either of the Rollover Trigger Events described in clauses (v) or (w) a “Non-Renewal Trigger Event”), (x) the date the Rollover Tenant goes dark, discontinues its operations or business in all or substantially all of its space, vacates or is otherwise not in occupancy of all or substantially all of its space for a period of the greater of (A) 14 consecutive days or more, or (B) 120 consecutive days or more, if such event was caused solely by (1) a casualty or condemnation, (2) renovations undertaken pursuant to the terms of its lease, or (3) assignments due to sale or acquisition of the related lease and the borrowers have given the lender prompt written notice thereof (the Rollover Trigger Event described in this clause (x) a “Vacating Trigger Event”), or (y) the date of the filing of a bankruptcy petition by or against the Rollover Tenant or the guarantor under its lease under the bankruptcy code (the Rollover Trigger Event described in this clause (y) a “Bankruptcy Trigger Event”).

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

WRITER SQUARE

■	Lockbox and Cash Management. The Writer Square Loan is structured with a springing lockbox and springing cash management. Upon the occurrence of a Writer Square Trigger Period or event of default under the Writer Square Loan, the lender has the right to deliver notices to each tenant instructing them to remit all rents into a lender-controlled lockbox account. In such case, all cash revenues relating to the Writer Square Property and all other money received by the borrowers or the property manager with respect to the Writer Square Property (other than tenant security deposits) are required to be deposited into such lockbox account by the end of the first business day following receipt. On each business day during the continuance of a Writer Square Trigger Period or an event of default under the Writer Square Loan, all amounts in the lockbox account are required to be remitted to a lender-controlled cash management account. On each business day that no Writer Square Trigger Period or event of default under the Writer Square Loan is continuing, all funds in the cash management account in excess of the amounts required to pay monthly reserves and debt service on the next due date are required to be swept into a borrower-controlled operating account.

On each due date during the continuance of a Writer Square Trigger Period or, at the lender’s discretion, during an event of default under the Writer Square Loan, the related loan documents require that all amounts on deposit in the cash management account be used to pay debt service, required reserves and budgeted operating expenses, and that all remaining amounts be reserved in an excess cash flow reserve account. To the extent any Writer Square Trigger Period is cured or an event of default under the Writer Square Loan is cured, so long as no other Writer Square Trigger Period is in effect, all funds in the cash management account will be released to the borrowers’ operating account.

During the continuance of an event of default under the Writer Square Loan, the lender may apply all funds on deposit in any of the accounts constituting collateral for the Writer Square Loan to amounts payable under the related loan documents and/or toward the payment of expenses of the Writer Square Property, in such order of priority as the lender may determine.

■	Property Management. The Writer Square Property is managed by Unico Properties LLC, which is unaffiliated with the borrowers, pursuant to a management agreement. Under the related loan documents, the Writer Square Property is required to remain managed by Unico Properties LLC, TKG Management, Inc. or any other management company approved by the lender and with respect to which a Rating Agency Confirmation has been received (an “Approved Property Manager”). The lender has the right to replace, or require the borrowers to replace, the property manager with an Approved Property Manager selected by the borrowers, subject to the lender’s reasonable approval (or selected by the lender in the case of items (i) or (ii)), (i) during the continuance of an event of default under the Writer Square Loan, (ii) following any foreclosure, conveyance in lieu of foreclosure or other similar transaction, (iii) during the continuance of a material default by the property manager under the management agreement (after the expiration of any applicable notice and/or cure periods), (iv) if the property manager files for or is the subject of a petition in bankruptcy or (v) if a trustee or receiver is appointed for the property manager’s assets or the property manager makes an assignment for the benefit of its creditors or is adjudicated insolvent.

■	Mezzanine or Secured Subordinate Indebtedness. Not permitted.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

WRITER SQUARE

■	Terrorism Insurance. So long as TRIPRA or a similar or subsequent statute is in effect, the borrowers are required to maintain terrorism insurance for foreign and domestic acts (as those terms are defined in TRIPRA or similar or subsequent statute) in an amount equal to the full replacement cost of the Writer Square Property (plus 18 months of rental loss and/or business interruption coverage plus an additional period of indemnity covering the 12 months following restoration). If TRIPRA or a similar or subsequent statute is not in effect, then provided that terrorism insurance is commercially available, the borrowers are required to carry terrorism insurance throughout the term of the Writer Square Loan as described in the preceding sentence, but in that event the borrowers are not required to spend more than two times the amount of the insurance premium that is payable at that time in respect of the property and business interruption/rental loss insurance required under the related loan documents (without giving effect to the cost of terrorism and earthquake components of such property and business interruption/rental loss insurance), and if the cost of terrorism insurance exceeds such amount, then the borrowers will be required to purchase the maximum amount of terrorism insurance available with funds equal to such amount. In either such case, terrorism insurance may not have a deductible in excess of $50,000. The required terrorism insurance may be included in a blanket policy, provided that the borrowers provide evidence satisfactory to the lender that the insurance premiums for the Writer Square Property are separately allocated to the Writer Square Property and that the policy will provide the same protection as a separate policy. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

Ericsson North American HQ

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

Ericsson North American HQ

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

Ericsson North American HQ

MAP © 2016 CARTIFACT
DATA © OSM CONTRIBUTORS
Ericsson North American HQ
6300 Legacy Drive
Plano, TX 75024
Frisco
Plano
The Colony
Allen
Lewisville
Hebron
Addison
Carrollton
Coppell
Richardson
Garland
Farmers Branch
DALLAS/FORT WORTH INTERNATIONAL AIRPORT
DALLAS LOVE FIELD AIRPORT
ADDISON AIRPORT
University Park
Dallas
Irving
Mesquite
Grand Prairie
Oak Cliff
CBD
NORTH DALLAS
LAKE HIGHLANDS
PRESTON HOLLOW
WEST DALLAS
DALLAS NORTH TOLLWAY
PRESIDENT GEORGE BUSH TURNPIKE
Fort Worth
Arlington

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

Ericsson North American HQ

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		GSMC
Location (City/State)	Plano, Texas	Cut-off Date Principal Balance(1)		$58,000,000
Property Type	Office	Cut-off Date Principal Balance per SF(2)		$210.62
Size (SF)	491,891	Percentage of Initial Pool Balance		5.5%
Total Occupancy as of 1/1/2017	100.0%	Number of Related Mortgage Loans		None
Owned Occupancy as of 1/1/2017	100.0%	Type of Security		Fee Simple
Year Built / Latest Renovation	2001 / NAP	Mortgage Rate		4.4580%
Appraised Value	$150,000,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)		36

Underwritten Revenues	$13,067,185
Underwritten Expenses	$261,344	Escrows
Underwritten Net Operating Income (NOI)	$12,805,841		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$12,408,961	Taxes	$0	$0
Cut-off Date LTV Ratio(2)	69.1%	Insurance	$0	$0
Maturity Date LTV Ratio(2)	60.4%	Replacement Reserves	$0	$0
DSCR Based on Underwritten NOI / NCF(2)	2.04x / 1.98x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF(2)	12.4% / 12.0%	Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$103,600,000	70.0%	Purchase Price	$147,500,000	99.7%
Principal's New Cash Contribution	44,324,692	30.0	Closing Costs	424,692	0.3

Total Sources	$147,924,692	100.0%	Total Uses	$147,924,692	100.0%

(1)	The Cut-off Date Principal Balance of $58,000,000 represents the controlling note A-1 of a $103,600,000 whole loan evidenced by two pari passu notes. See “—The Mortgage Loan” below.

(2)	Calculated based on the aggregate outstanding principal balance of the Ericsson North American HQ Whole Loan. See “—The Mortgage Loan” below.

■	The Mortgage Loan. The mortgage loan (the “Ericsson North American HQ Loan”) is part of a whole loan structure (the “Ericsson North American HQ Whole Loan”) comprised of two pari passu notes that are secured by a first mortgage encumbering the borrower’s fee simple interest in an office property located in Plano, Texas (the “Ericsson North American HQ Property”). The Ericsson North American HQ Loan (evidenced by note A-1), which represents a controlling interest in the Ericsson North American HQ Whole Loan, has an outstanding principal balance as of the Cut-off Date of $58,000,000 and represents approximately 5.5% of the Initial Pool Balance. The related companion loan (the “Ericsson North American HQ Companion Loan”) evidenced by note A-2, has an outstanding principal balance as of the Cut-off Date of $45,600,000. The Ericsson North American HQ Companion Loan, currently held by Goldman Sachs Mortgage Company, represents a non-controlling interest in the Ericsson North American HQ Whole Loan and is expected to be contributed to one or more future securitization transactions. The Ericsson North American HQ Whole Loan was originated by Goldman Sachs Mortgage Company on December 16, 2016. The Ericsson North American HQ Whole Loan has an outstanding principal balance as of the Cut-off Date of $103,600,000 and each note has an interest rate of 4.4580% per annum. The borrower utilized the proceeds of the Ericsson North American HQ Whole Loan to acquire the Ericsson North American HQ Property and pay origination costs.

The Ericsson North American HQ Loan had an initial term of 120 months and has a remaining term of 118 months as of the Cut-off Date. The Ericsson North American HQ Loan requires monthly payments of interest only for the initial 36 months, followed by monthly payments of interest and principal sufficient to amortize the loan over a 30-year amortization schedule. The scheduled maturity date of the Ericsson North American HQ Loan is the due date in January 2027. Voluntary prepayment of the Ericsson North American HQ Loan is not permitted prior to the due date in October 2026. Provided that no event of default under the Ericsson North American HQ Loan is continuing, at any time after the earlier to occur of (i) the second anniversary of the closing date of the securitization into which the last piece of the Ericsson North American HQ Whole Loan is deposited and (ii) the third anniversary of the origination date of the Ericsson North American HQ Whole Loan, the Ericsson North American HQ Loan may be defeased in full with direct, non-callable obligations of the United States of America.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

Ericsson North American HQ

■	The Mortgaged Property. The Ericsson North American HQ Property is a 491,891 SF Class A office building located in Legacy Business Park, a master planned mixed-use community in Plano, Texas. The Ericsson North American HQ Property has served as the North America headquarters for Ericsson, Inc. (the “Ericsson Tenant”) since 2001, and it is 100% leased to the Ericsson Tenant. Ericsson (Fitch/MIS/S&P: BBB+/Baa3/BBB) is a provider of communication technology, equipment, and software to telecom operators, telecommunications companies and businesses in the media sector.

The Ericsson North American HQ Property has office space in the north and south wings that are connected by a building that houses the common area amenities, including a cafeteria, meeting rooms, an auditorium and an experience center for client presentations. The Ericsson North American HQ Property is located is within 30 miles of both of Dallas’ major airports, and home to corporations including Frito Lay, EDS, PepsiCo, Cadbury Schweppes, Capital One and Computer Associates.

The following table presents certain information relating to the sole tenant at the Ericsson North American HQ Property:

Largest Tenant Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Ericsson, Inc.	BBB+ / Baa3 / BBB	491,891	100.0%	$9,981,575	100.0%	$20.29	12/31/2031	(2)
Largest Tenant		491,891	100.0%	$9,981,575	100.0%	$20.29
Vacant Spaces		0	0.0	0	0.0	0.00
Totals / Wtd. Avg. Tenants		491,891	100.0%	$9,981,575	100.0%	$20.29

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)	Ericsson has one, 10-year option followed by two, five-year options.

The following table presents certain information relating to the lease rollover schedule at the Ericsson North American HQ Property based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Leases
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2017	0	0.0	0.0%	0	0.0	0.00	0
2018	0	0.0	0.0%	0	0.0	0.00	0
2019	0	0.0	0.0%	0	0.0	0.00	0
2020	0	0.0	0.0%	0	0.0	0.00	0
2021	0	0.0	0.0%	0	0.0	0.00	0
2022	0	0.0	0.0%	0	0.0	0.00	0
2023	0	0.0	0.0%	0	0.0	0.00	0
2024	0	0.0	0.0%	0	0.0	0.00	0
2025	0	0.0	0.0%	0	0.0	0.00	0
2026	0	0.0	0.0%	0	0.0	0.00	0
2027	0	0.0	0.0%	0	0.0	0.00	0
2028 & Thereafter(2)	491,891	100.0	100.0%	9,981,575	100.0	20.29	1
Vacant	0	0.0	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	491,891	100.0%		$9,981,575	100.0%	$20.29	1

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

(2)	Ericsson’s lease expires on December 31, 2031.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

Ericsson North American HQ

The following table presents certain information relating to historical occupancy at the Ericsson North American HQ Property:

Historical Leased %(1)

2013	2014	2015	As of 1/1/2017
100.0%	100.0%	100.0%	100.0%

(1)	As provided by the borrower and reflects average occupancy for the indicated year ended December 31 unless specified otherwise.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the Underwritten Net Cash Flow at the Ericsson North American HQ Property:

Cash Flow Analysis(1)

	Underwritten(2)	Underwritten $ per SF
Base Rental Revenue	$9,981,575	$20.29
Contractual Rent Steps(3)	2,956,960	6.01
Total Reimbursement Revenue	261,344	0.53
Gross Revenue	$13,199,879	$26.83
Vacancy Loss	(132,694)	(0.27)
Effective Gross Revenue	$13,067,185	$26.57
Management Fee(4)	261,344	0.53
Total Operating Expenses	261,344	0.53
Net Operating Income	$12,805,841	$26.03
Tenant Improvements	136,954	0.28
Leasing Commissions	136,954	0.28
Capital Expenditures	122,973	0.25
Net Cash Flow	$12,408,961	$25.23

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.
(2)	Underwritten cash flow is based on contractual rents as of January 1, 2017 and contractual rent steps through February 28, 2018.
(3)	Underwritten contractual rent steps reflects the net present value of future contractual rent steps for Ericsson through the end of its lease terms (excluding any rent steps already captured in Underwritten Base Rental Revenue), using a discount rate of 7.0%.
(4)	Management fee is based on 2% of effective gross revenue. The tenant pays all other expenses associated with the Ericsson North American HQ Property.

■	Appraisal. According to the appraisal, dated December 2, 2016 the Ericsson North American HQ Property had an “as-is” appraised value of $150,000,000 and a dark value of $100,800,000. The Cut-off Date LTV Ratio calculated utilizing the dark value is 102.8%.

■	Environmental Matters. According to a Phase I environmental report, dated December 5, 2016, there are no recognized environmental conditions or recommendations for further action at the Ericsson North American HQ Property.

■	Market Overview and Competition. The Ericsson North American HQ Property is located in the Legacy/Frisco office submarket. As of the third quarter of 2016, the Legacy/Frisco submarket contained 18.5 million SF of total office space and 12.0 million SF of Class A office space.

Dallas Office Market(1)

	CBD	Suburban	Legacy / Frisco	Dallas Total
Inventory (SF)	26,593,111	167,177,175	18,482,510	193,770,286
Direct Vacancy Rate	24.0%	15.4%	13.5%	16.6%
YTD Leasing Activity (SF)	NAV	NAV	1,824,572	9,800,000
YTD Overall Net Absorption (SF)	(90,149)	3,432,040	853,494	3,341,891
Direct Average Rent All Classes	$27.86	$25.16	$30.89	$25.69
Direct Average Class A Rent	$33.00	$31.29	$34.80	$31.69

(1)	Source: Appraisal.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

Ericsson North American HQ

According to a market research report, there are 22 projects totaling over 7.0 million SF under construction in the Legacy/Frisco submarket. Together, JPMorgan Chase and Liberty Mutual are building approximately 4.6 million SF in two towers on the west side of the tollway at Headquarters Drive. Toyota’s campus at Legacy Drive and S.H. 121 will contain over 2.0 million SF.

The following table presents certain information relating to the primary competition for the Ericsson North American HQ Property:

Competitive Set(1)

	Ericsson North American HQ (Subject)	Liberty Mutual Headquarters	JCPenney Headquarters	Ericsson Village	Campus at Legacy	Verizon Headquarters	CityLine	Tollway Office Center II
Class	A	A	B	A	B	A	A	B
Stories	4	20	4	4	3	4	21	2
Year Built / Renovated	2001 / NAP	2017 / NAP	1992 / NAP	2013 / NAP	1985 / 2012	1991 / NAP	2015 / NAP	1999 / NAP
Size (SF)	491,891	900,000	1,142,557	260,000	714,263	1,238,764	2,262,902	160,000
Rental Rate per SF	$20.29	$26.63	$16.00	$23.36	$17.00	$16.00	$20.66	$21.00

(1)	Source: Appraisal.

■	The Borrower. The borrower is LCN ERC Plano (TX) LLC, a single-purpose, single-asset entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Ericsson North American HQ Loan. The non-recourse carveout guarantor under the Ericsson North American HQ Loan is LCN North American Fund II REIT, the direct owner of the borrower.

LCN North American Fund II REIT, a Maryland real estate investment trust, is controlled by Edward V. LaPuma and Bryan York Colwell, the founders of LCN Capital Partners. LCN Capital Partners is a real estate private equity firm that pursues a strategy of corporate credit-focused, commercial real estate sale-leaseback and build-to-suit investments. LCN Capital Partners manages over $1.0 billion in equity capital as of year-end 2016.

■	Escrows. On each due date, the borrower will be required to fund a tax and insurance reserve in an amount equal to one-twelfth of the amount that the lender reasonably estimates will be necessary to pay taxes and insurance premiums over the then succeeding 12-month period; provided, however, reserve deposits for insurance premiums and tax deposits are not required with respect to any taxes and insurance premiums paid directly to the taxing authority or insurance company by the Ericsson Tenant or an approved replacement tenant, so long as (i) no event of default under the Ericsson North American HQ Loan has occurred and is continuing, (ii) the borrower either provides proof of payment by the applicable tenant directly to the taxing authority or insurance company, or deposits the applicable amount into the tax and insurance reserve within 10 days prior to the delinquency date for such taxes or the due date for the insurance premiums, as applicable, and (iii) the lease with the applicable tenant remains in effect and not in default.

On each due date during the continuance of an Ericsson HQ Trigger Period, the related loan documents require: (i) the borrower to fund a capital expenditure reserve in an amount equal to $10,248, (ii) if resulting solely due to an Ericsson Tenant Trigger Period pursuant to clause (A) thereof, all excess cash flow be swept into the tenant reserve up to an amount equal to the Ericsson Tenant Reserve Threshold Amount and (iii) if resulting solely due to an Ericsson Tenant Trigger Period pursuant to clause (B) thereof, all excess cash flow be swept into the tenant reserve.

Additionally, on each due date during the continuance of an Ericsson Tenant Downgrade Reserve Period, the related loan documents require the borrower to fund a tenant reserve in the amount of $102,477, capped at the Ericsson Tenant Reserve Threshold Amount.

If any amounts are required to be deposited into any of the reserves described above (other than the excess cash flow reserve), the borrower has a continuing option to deposit or cause to be deposited cash or a letter of credit into such reserve within 10 business days of the lender’s request, in an amount equal to the estimated amounts required to be deposited into such reserve for the immediately subsequent 12-month period.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

Ericsson North American HQ

An “Ericsson HQ Trigger Period” means any period from (i) the conclusion of any 12-month period ending on the last day of a fiscal quarter during which net operating income (as calculated under the loan documents) is less than the $7,944,040, to (ii) the conclusion of any 12-month period ending on the last day of a fiscal quarter thereafter during which the net operating income is equal to or greater than $7,944,040, (ii) commencing upon the borrower’s failure to deliver quarterly or annual financial reports and ending when such reports are delivered and they indicate that no other Ericsson HQ Trigger Period is ongoing, (iii) any period during the continuance of a Ericsson Tenant Trigger Period and the failure to deposit the cash or letter of credit, and (iv) the period during which the borrower sponsor fails to maintain its covenants under the guaranty, until such failure is cured.

An “Ericsson Tenant Trigger Period ” means in any period during which (A) the Ericsson Tenant’s long term debt rating becomes less than any of (a) Ba2 by Moody's, (b) BB by Fitch, or (c) BB by S&P, until such ratings becomes at least (a) Ba2 by Moody's, (b) BB by Fitch, or (c) BB by S&P or (B) Ericsson, Inc. (1) gives notice of its intention not to extend or renew its lease until the lease is extended or a Re-Tenanting occurs; (2) doesn’t renew its lease until the lease is extended or a Re-Tenanting occurs, (3) defaults under its lease beyond any cure or grace period, which default (in the sole but reasonable discretion of the lender) could result in the termination of the lease until the default is cured or a Re-Tenanting occurs; (4) becomes a debtor in any state or federal bankruptcy, insolvency or similar proceeding until the lease is affirmed and the Ericsson Tenant is actually paying rent or a Re-Tenanting occurs; or (5) does, or gives notice that it intends to, “go dark”, vacate, surrender or cease normal business operations for more than (a) 90 consecutive days, or (a) 150 days in any 12-month period, for any reason (other than certain temporary cessations generally related to repair or renovation of the space in the ordinary course of business or due to casualty or condemnation or required under the Ericsson lease) until the Ericsson Tenant recommences operations, is paying rent and provides an estoppel certificate reasonably satisfactory to the lender or a Re-Tenanting occurs.

“Re-Tenanting” means the space under the Ericsson Tenant’s lease is (1) re-let to a third party tenant(s) reasonably acceptable to the lender or (2) subject to a market level of occupancy pursuant to one or more approved substitute leases with a tenant(s) reasonably acceptable to the lender and (a) with tenant(s) that have a long-term credit rating equal to or better than the Ericsson Tenant as of the origination date, (b) the expiration of each such lease is at least five years after the maturity date of the Ericsson North American HQ Loan and (c) the leases, evaluated as a whole, are on equal or better economic terms as the Ericsson Tenant’s lease.

An “Ericsson Tenant Downgrade Reserve Period” means the period during which the long term debt rating of Telefonaktiebolaget LM Ericsson becomes less than investment grade, as determined by any of S&P, Moody’s or Fitch, until such debt becomes investment grade.

The “Ericsson Tenant Reserve Threshold Amount” means (a) during a continuing Ericsson HQ Trigger Period, the amount equal to the base rent payable by the Ericsson Tenant pursuant to its lease for the 12-month period immediately following the commencement of such Ericsson HQ Trigger Period, and (b) during a continuing Ericsson Tenant Downgrade Reserve Period (and provided there is no continuing Ericsson HQ Trigger Period or event of default under the Ericsson North American HQ Loan), the amount equal to the base rent payable by the Ericsson Tenant pursuant to its lease for the six-month period immediately following the commencement of such Ericsson Tenant Downgrade Reserve Period.

■	Lockbox and Cash Management. The Ericsson North American HQ Loan is structured with a hard lockbox and in-place cash management. The related loan documents require the borrower to direct tenants to pay rent directly to a lender-controlled lockbox account and all cash revenues relating to the Ericsson North American HQ Property and all other money received by the borrower or any property manager with respect to the Ericsson North American HQ Property be deposited into such lockbox account or the cash management account on each business day. All funds in the lockbox account are required to be swept into the cash management account at the end of each business day. If at any time after the origination date the lease with Ericsson, Inc. is amended in accordance with the terms of the related loan agreement to provide for quarterly advanced rental payments, once every calendar quarter, an amount equivalent to three months of rent will be required to be deposited into the cash management account. So long as there is no continuing event of default under the Ericsson North American HQ Loan, the lender will be required to retain in the cash management account from such rental amounts the aggregate amount of all scheduled debt service payments plus the lender's reasonable estimate of required payments to the reserve accounts for the subsequent three due dates. For so long as no Ericsson North

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

Ericsson North American HQ

American HQ Trigger Period or event of default under the Ericsson North American HQ Loan is continuing, on each due date, the lender will be required to remit to a borrower-controlled operating account all amounts in the cash management account in excess of the amount required to pay monthly reserves and debt service on the next due date. On each due date during the continuance of an Ericsson Tenant Downgrade Reserve Period or Ericsson North American HQ Trigger Period or, at the lender’s discretion, during an event of default under the Ericsson North American HQ Loan, the related loan documents require that all amounts on deposit in the cash management account be used to pay debt service, required reserves budgeted operating expenses and, if approved by lender, capital expenditures or any obligations due in relation to the lease with Ericsson, Inc., and that all remaining amounts be reserved in an excess cash flow reserve account as and to the extent described above under “Escrows.”

■	Property Management. The Ericsson North American HQ Property is self-managed by the borrower who has net leased the Ericsson North American HQ Property to the Ericsson Tenant. Under the related loan documents, the Ericsson North American HQ Property is required to remain self-managed by the borrower or any management company approved by the lender and with respect to which a Rating Agency Confirmation has been received. The lender has the right to replace, or require the borrower to replace, any property manager with a property manager selected by the lender (i) during the continuance of an event of default under the Ericsson North American HQ Loan, (ii) following any foreclosure, conveyance in lieu of foreclosure or other similar transaction, (iii) during the continuance of a material default by the property manager under the management agreement (after the expiration of any applicable notice and/or cure periods), (iv) if the property manager files for or is the subject of a petition in bankruptcy or (v) if a trustee or receiver is appointed for the property manager’s assets or the property manager makes an assignment for the benefit of its creditors or is adjudicated insolvent.

■	Mezzanine or Secured Subordinate Indebtedness. Not permitted.

■	Terrorism Insurance. So long as TRIPRA or a similar or subsequent statute is in effect, the borrower is required to maintain terrorism insurance for foreign and domestic acts (as those terms are defined in TRIPRA or similar or subsequent statute) in an amount equal to the full replacement cost of the Ericsson North American HQ Property (plus 18 months of rental loss and/or business interruption coverage plus an additional period of indemnity covering the 12 months following restoration). If TRIPRA or a similar or subsequent statute is not in effect, then provided that terrorism insurance is commercially available, the borrower is required to carry terrorism insurance throughout the term of the Ericsson North American HQ Loan as described in the preceding sentence, but in that event the borrower is not required to spend more than two times the amount of the insurance premium that is payable at that time in respect of the property and business interruption/rental loss insurance required under the related loan documents (without giving effect to the cost of terrorism and earthquake components of such property and business interruption/rental loss insurance), and if the cost of terrorism insurance exceeds such amount, then the borrower is required to purchase the maximum amount of terrorism insurance available with funds equal to such amount. In either such case, terrorism insurance may not have a deductible in excess of $150,000. The required terrorism insurance may be included in a blanket policy, provided that the borrower provides evidence satisfactory to the lender that the insurance premiums for the Ericsson North American HQ Property are separately allocated to the Ericsson North American HQ Property and that the policy will provide the same protection as a separate policy. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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700 BROADWAY

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

700 BROADWAY

Public Service Company
of Colorado
1 SF
Exp. 2/17/2018
Cricket
Communications
1 SF
Exp. 5/28/2017
Mechanical
1100
Anthem
16,114 SF
Exp. 12/31/2024
1200
Anthem
34,050 SF
Exp. 12/31/2024
1101
Spin Fusion
4,083 SF
Exp. 7/11/2018
1300
Anthem
11,000 SF
Exp. 12/31/2024
1135
Orban, Silberman & Poulos
8,309 SF
Exp. 6/30/2027
1105
Vacant
8,865 SF
1000
Anthem
37,819 SF
Exp. 12/31/2024
800
Timpte Industries
8,360 SF
Exp. 4/30/2020
900
Anthem
37,819 SF
Exp. 12/31/2024
810
Education Commission of States
16,075 SF
Exp. 11/30/2023
Five Start Loyalty
10,901 SF
Exp. 11/30/2021
700
Anthem
37,808 SF
Exp. 12/31/2024
600
Anthem
37,747 SF
Exp. 12/31/2024
500
Anthem
37,820 SF
Exp. 12/31/2024
400
Anthem
37,732 SF
Exp. 12/31/2024
300
Anthem
37,817 SF
Exp. 12/31/2024
Multi-Tenant Lobby
100
Anthem
39,450 SF
Exp. 12/31/2024
Floors
13
12
11
10
9
8
7
6
5
4
3
2
1
Vacant
Building
2018
2020 – 2021
2023 – 2024
2025+

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

700 BROADWAY

MAP © 2017 CARTIFACT
DATA © OSM CONTRIBUTORS
Boulder
Broomfield
Thornton
Westminster
Arvada
Denver
Golden
Aurora
Lakewood
Englewood
Centennial
Littleton
Highlands Ranch
DENVER INTERNATIONAL AIRPORT
HIGHLAND
JEFFERSON PARK
FIVE POINTS
LODO
ARAPAHOE SQUARE
Denver
FINANCIAL DISTRICT
NORTH CAPITOL HILL
LINCOLN PARK
GOLDEN TRIANGLE
SUN VALLEY
Coors Field
Union Station
Old Union Station
Denver Aquarium
Children's Museum
Elitch Gardens Theme and Water Park
Pepsi Center
Mile High Stadium
University of Colorado-Denver Auraria Campus
Denver Performing Arts Center
Colorado Convention Center
Colorado State Capitol
Civic Center Park
Denver Health Center
FASTRACKS GOLD LINE
FASTRACKS NORTH METRO
UNIVERSITY OF COLORADO A LINE
FASTRACKS US-36 RAPID BUS
RTD LIGHT RAIL
PLATTE VALLEY TROLLEY
16TH STREET MALL
FREE METRORIDE
W COLFAX AVE
700 Broadway
700 Broadway
Denver, CO 80203

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

700 BROADWAY

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	GSMC
Location (City/State)	Denver, Colorado	Cut-off Date Principal Balance	$51,000,000
Property Type	Office	Cut-off Date Principal Balance per SF	$120.06
Size (SF)	424,771	Percentage of Initial Pool Balance	4.8%
Total Occupancy as of 8/1/2016	97.9%	Number of Related Mortgage Loans	None
Owned Occupancy as of 8/1/2016	97.9%	Type of Security	Fee Simple
Year Built / Latest Renovation	1973 / 2014-2016	Mortgage Rate	4.3910%
Appraised Value	$83,000,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	NAP
Original Interest Only Period (Months)	120

Underwritten Revenues	$8,546,181
Underwritten Expenses	$3,065,841	Escrows
Underwritten Net Operating Income (NOI)	$5,480,339	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$5,152,223	Taxes	$225,268	$112,634
Cut-off Date LTV Ratio	61.4%	Insurance	$32,124	$5,354
Maturity Date LTV Ratio	61.4%	Replacement Reserves(1)	$0	$5,310
DSCR Based on Underwritten NOI / NCF	2.41x / 2.27x	TI/LC	$0	$17,699
Debt Yield Based on Underwritten NOI / NCF	10.7% / 10.1%	Other(2)	$1,853,091	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$51,000,000	60.8%	Purchase Price	$80,650,000	96.1%
Principal's New Cash Contribution	32,899,174	39.2	Reserves	2,110,482	2.5
			Closing Costs	1,138,691	1.4

Total Sources	$83,899,174	100.0%	Total Uses	$83,899,174	100.0%

(1)	Replacement reserves are capped at $223,005. See “—Escrows” below.

(2)	Other reserves include: (i) a $1,450,000 tenant improvement, leasing commissions, capital expenditures and other miscellaneous costs incurred by the borrower in improving or repairing the improvements and surrounding amenities and (ii) a $403,091 for unfunded landlord obligations. See “—Escrows” below.

■	The Mortgage Loan. The mortgage loan (the “700 Broadway Loan”) is evidenced by a note in the original principal amount of $51,000,000 and is secured by a first mortgage encumbering the borrower’s fee simple interest in an office property located in Denver, Colorado (the “700 Broadway Property”). The 700 Broadway Loan was originated by Goldman Sachs Mortgage Company on December 15, 2016 and represents approximately 4.8% of the Initial Pool Balance. The note evidencing the 700 Broadway Loan has an outstanding principal balance as of the Cut-off Date of $51,000,000 and an interest rate of 4.3910% per annum. The borrower utilized the proceeds of the 700 Broadway Loan to acquire the 700 Broadway Property, fund reserves and pay origination costs.

The 700 Broadway Loan had an initial term of 120 months and has a remaining term of 118 months as of the Cut-off Date. The 700 Broadway Loan requires interest only payments on each due date through the scheduled maturity date in January 2027. Voluntary prepayment of the 700 Broadway Loan is prohibited prior to the due date in October 2026. Provided that no event of default under the 700 Broadway Loan is continuing, defeasance with direct, non-callable obligations of the United States of America is permitted at any time on or after the first due date following the second anniversary of the securitization Closing Date.

■	The Mortgaged Property. The 700 Broadway Property is a 424,771 SF office property located in Denver, Colorado. The 700 Broadway Property was developed in 1973 and is located within the Golden Triangle neighborhood and Capitol Hill office submarket. The 700 Broadway Property is situated between downtown the Denver CBD and the Cherry Creek neighborhood at Speer Boulevard and Broadway. As of August 1, 2016, Total Occupancy and Owned Occupancy at the 700 Broadway Property were both 97.9%.

The 700 Broadway Property has been occupied by Rocky Mountain Hospital and Medical Service, Inc., a Colorado corporation d/b/a Anthem Blue Cross and Blue Shield (“Anthem”) since being developed in 1973. The 700 Broadway Property serves as a regional office for Anthem, which sold the 700 Broadway Property to California State Teachers' Retirement System (“CalSTRS”) in a triple-net sale-leaseback transaction in 2014. Anthem (Fitch/MIS/S&P: BBB/Baa2/A), which occupies 86.0% of the total SF at the 700 Broadway Property, has invested over $20.0 million ($54.77 per SF) into its space over the past 18 months.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

700 BROADWAY

The following table presents certain information relating to the major tenants at the 700 Broadway Property:

Largest Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Anthem	BBB / Baa2 / A	365,176	86.0%	$4,795,787	83.8%	$13.13	12/31/2024	4, 5-year options
Five Stars Loyalty	NR / NR / NR	15,901	3.7	262,367	4.6	16.50	11/30/2021	1, 5-year option
Education Commission of States	NR / NR / NR	16,075	3.8	249,163	4.4	15.50	11/30/2023	1, 5-year option
Orban, Silberman & Poulos	NR / NR / NR	6,309	1.5	171,920	3.0	27.25	6/30/2027	NA
Timpte Industries	NR / NR / NR	8,360	2.0	142,120	2.5	17.00	4/30/2020	2, 5-year options
Spin Fusion	NR / NR / NR	4,083	1.0	81,660	1.4	20.00	7/11/2018	NA
Cricket Communications(2)	NR / NR / NR	1	0.0	13,800	0.2	13,800.00	5/28/2017	4, 5-year options
Public Service Company of Colorado(2)	NR / NR / NR	1	0.0	2,707	0.0	2,706.84	2/17/2018	(3)
Largest Tenants		415,906	97.9%	$5,719,523	100.0%	$13.75
Remaining Owned Tenants		0	0.0	0	0.0	0.00
Vacant Spaces (Owned Space)		8,865	2.1	0	0.0	0.00
Totals / Wtd. Avg. Tenants		424,771	100.0%	$5,719,523	100.0%	$13.75

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)	Cricket Communications and Public Service Company of Colorado represent antenna tenants at the 700 Broadway Property.

(3)	Public Service Company of Colorado’s’ lease automatically renews for successive one year terms with six months’ notice.

The following table presents certain information relating to the lease rollover schedule at the 700 Broadway Property based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Leases
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2017	1	0.0	0.0%	13,800	0.2	13,800.00	1
2018	4,084	1.0	1.0%	84,367	1.5	20.66	2
2019	0	0.0	1.0%	0	0.0	0.00	0
2020	8,360	2.0	2.9%	142,120	2.5	17.00	1
2021	15,901	3.7	6.7%	262,367	4.6	16.50	1
2022	0	0.0	6.7%	0	0.0	0.00	0
2023	16,075	3.8	10.5%	249,163	4.4	15.50	2
2024	365,176	86.0	96.4%	4,795,787	83.8	13.13	1
2025	0	0.0	96.4%	0	0.0	0.00	0
2026	0	0.0	96.4%	0	0.0	0.00	0
2027	6,309	1.5	97.9%	171,920	3.0	27.25	1
2028 & Thereafter	0	0.0	97.9%	0	0.0	0.00	0
Vacant	8,865	2.1	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	424,771	100.0%		$5,719,523	100.0%	$13.75	9

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The following table presents certain information relating to historical occupancy at the 700 Broadway Property:

Historical Leased %(1)(2)

2013	2014	2015	As of 8/1/2016
NAV	NAV	NAV	97.9%

(1)	As provided by the borrower and reflects average occupancy for the indicated year ended December 31 unless specified otherwise.

(2)	The 700 Broadway Property was owner-occupied by Anthem from 1973 to 2014 and has limited historical occupancy data.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

700 BROADWAY

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the 700 Broadway Property:

Cash Flow Analysis(1)(2)

	2015	TTM 10/31/2016	Underwritten(3)	Underwritten $ per SF
Base Rental Revenue	$5,258,396	$5,338,444	$5,719,523	$13.46
Contractual Rent Steps	0	0	384,428	0.91
Total Reimbursement Revenue	2,146,725	2,276,789	2,597,966	6.12
Revenue from Vacant Spaces	0	0	199,375	0.47
Other Revenue	48,945	72,529	107,058	0.25
Gross Revenue	7,454,065	7,687,762	9,008,349	21.21
Vacancy Loss	0	0	462,169	1.09
Effective Gross Revenue	$7,454,065	$7,687,762	$8,546,181	$20.12

Total Operating Expenses	$3,100,845	$2,726,533	$3,065,841	$7.22

Net Operating Income	$4,353,221	$4,961,229	$5,480,339	$12.90
TI/LC	0	0	264,400	0.62
Capital Expenditures	0	0	63,716	0.15
Net Cash Flow	$4,353,221	$4,961,229	$5,152,223	$12.13

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	The 700 Broadway Property was owner-occupied by Anthem from 1973 to 2014 and has limited historical financial data.

(3)	Underwritten cash flow based on contractual rents as of August 1, 2016 and contractual rent steps through February 28, 2018.

■	Appraisal. According to the appraisal, dated October 18, 2016 the 700 Broadway Property had an “as-is” appraised value of $83,000,000 and an dark value of $68,800,000. The Cut-off Date LTV Ratio calculated utilizing the dark value is 74.1%.

■	Environmental Matters. According to a Phase I environmental report, dated September 29, 2016, there are no recognized environmental conditions or recommendations for further action at the 700 Broadway Property.

■	Market Overview and Competition. The 700 Broadway Property is located in the Denver-metro office market. As of the second quarter of 2016, the market included a total of approximately 110.8 million SF of office space, with vacancy of 11.9%. Net absorption as of the second quarter of 2016 was 308,772 SF and average rental rates for the market were $25.23 PSF.

The 700 Broadway Property is located in the Capitol Hill office submarket. Denver’s Capitol Hill office submarket contains approximately 2.9 million SF in 45 buildings (excludes owner-user buildings). As of the second quarter of 2016, direct vacancy was 7.3%, which was 38.7% lower than metro-wide vacancy rates. Direct average asking rates for all classes was $25.50 per SF, while Class A direct rents average $29.29 per SF in the metro Denver.

The following table presents certain information relating to the primary competition for the 700 Broadway Property:

Competitive Set(1) (2)

	700 Broadway	TW Telecom at Parkridge Six	Panorama Corporate Center	CH2M Global HQ	CoBank Center	1290 Broadway	Governors Center II
Class	B	A	A	A	A	A	B
Year Built	1973	2001	1996	2002	2015	1982	1983
NRA (SF)	424,771	161,218	814,931	370,485	274,287	242,717	118,384
Total Occupancy	97.9%	100.0%	95.0%	100.0%	100.0%	98.0%	95.0%
Base Rent per SF	$13.75	$18.00	$18.00-$19.00	$20.24	$21.72	$20.00-$22.00	$11.50-$14.00

(1)	Source: Appraisal.

(2)	Competitive set is primarily made up of single tenant, triple net sale-leaseback assets.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

700 BROADWAY

■	The Borrower. The borrower is IHP HLIC – 700 Broadway Asset, LLC, a single-purpose, single-asset entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the 700 Broadway Loan. The non-recourse carveout guarantor under the 700 Broadway Loan is Bradford Allen Enterprises LLC (“BAE”), an indirect owner of the borrower.

BAIHP Holdings, LLC, the parent of BAE, had approximately $1.0 billion in assets under management as of the first quarter of 2017. An affiliate of BAIHP Holdings, LLC, Bradford Allen Investment Advisors serves as a commercial real estate advisory firm based in Chicago, Illinois that originates commercial real estate equity investment opportunities.

■	Escrows. On the origination date, the borrower funded (i) a tax reserve in an amount equal to $225,268, (ii) an insurance reserve in an amount equal to $32,124, (iii) a building expenses reserve in an amount equal to $1,450,000, and (iv) an unfunded obligations reserve in an amount equal to $403,091.

On each due date, the borrower is required to fund (i) a tax and insurance reserve in an amount equal to one-twelfth of the amount that the lender reasonably estimates will be necessary to pay taxes and insurance premiums over the then succeeding 12-month period, unless in the case of insurance premiums, the borrower is maintaining a blanket policy in accordance with the related loan documents and there is no continuing event of default, and upon request of the lender, the borrower provides evidence of renewals of such policies and payment of related premiums, (ii) a tenant improvements and leasing commissions reserve in an amount equal to (a) for each due date from February 2017 through January 2018, $17,699, (b) for each due date from February 2018 through January 2019, $26,548, and (c) for each due date thereafter, $35,397 and (iii) a capital expenditure reserve in an amount equal to $5,310, capped at $223,005.

In addition, on each due date during the continuance of a 700 Broadway Trigger Period, the related loan documents require an excess cash flow reserve as discussed under “—Lockbox and Cash Management” below.

A “700 Broadway Trigger Period” means (i) any period commencing as of the conclusion of any 12-month period (ending on the last day of any fiscal quarter) during which the debt yield based on net operating income (as calculated under the related loan documents) is less than 8.20%, and ending at the conclusion of the second consecutive fiscal quarter for which the debt yield for the trailing twelve-month period (ending on the last day of any fiscal quarter) is greater than 8.20%, (ii) the period commencing upon the borrower’s failure to deliver monthly, quarterly or annual financial reports and ending when such reports are delivered and they indicate that no other 700 Broadway Trigger Period is ongoing, (iii) any period from the occurrence of a Rollover Trigger Event and ending (w) as it relates to a Non-Renewal Trigger Event, when either (a) Rocky Mountain Hospital and Medical Service, Inc., a Colorado corporation d/b/a Anthem Blue Cross and Blue Shield or any successor tenant (the “Rollover Tenant”), enters a renewal or extension of its lease and is in occupancy, paying normal monthly rent, and open for business or (b) at least 70% of the applicable space is re-let under one or more approved substitute leases (provided, if the Rollover Tenant occupies less the entirety of its space, the debt yield is required to equal or exceed 10.11%); (x) as it relates to a Vacating Trigger Event, either (a) the lender is provided with evidence reasonably satisfactory to the lender that such Rollover Tenant has recommenced its business and operations in its space, is paying rent and is otherwise in compliance with the terms of its lease, or (b) at least 70% of the applicable space is re-let under one or more approved substitute leases (provided, if less the entirety of the space is re-let, the debt yield is required to equal or exceed 10.11%); or (y) as it relates to a Bankruptcy Trigger Event, either (a) such case is dismissed without any negative impact on the applicable lease and such Rollover Tenant is paying normal monthly rent and is otherwise in compliance with the terms of its lease, (b) such Rollover Tenant affirmed its lease during the bankruptcy proceeding, is paying normal monthly rent and is otherwise in compliance with the terms of its lease, or (c) such Rollover Tenant’s lease is terminated and at least 70% of the applicable space is re-let under one or more approved substitute leases (provided, if less the entirety of the space is re-let, the debt yield is required to equal or exceed 10.11%) or (z) as it relates to a Credit Trigger Event, either (a) Rollover Tenant’s long-term debt rating becomes greater than Ba1 by Moody’s or, in the event a rating by Moody's is not available, the equivalent rating by another rating agency (i.e. BB+ by S&P or BB+ by Fitch), or (b) such Rollover Tenant’s lease is terminated and the applicable space is re-let under one or more approved substitute leases or (iv) any period from a guarantor covenant event to a guarantor covenant cure.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

700 BROADWAY

A “Rollover Trigger Event” means the failure of the borrower to timely make the deposit of cash or letter of credit equal to the difference between $7,500,000 and the then current balance of funds in the tenant improvements and leasing commissions reserve upon the earliest of any of the following: (a) the date that the Rollover Tenant gives notice to terminate or vacate all or a material portion of its space, (b) the Rollover Tenant has not given notice to renew its lease as of the date that is the earlier of (1) the date required pursuant to its lease or (2) 15 months prior to the expiration of its lease (clauses (a) or (b), a “Non-Renewal Trigger Event”), (c) the date that the Rollover Tenant vacates or is otherwise not in occupancy of all or substantially all of its space for a period of 60 consecutive days or more and excluding such events caused solely by casualty or condemnation or renovations or alterations undertaken pursuant to the terms of its lease (a “Vacating Trigger Event”), (d) the date of the filing of a bankruptcy petition by or against any Rollover Tenant or its guarantor under the applicable lease under the bankruptcy code (a “Bankruptcy Trigger Event”), or (e) the Rollover Tenant’s long-term debt rating becoming equal to or less than Ba1 by Moody’s or, in the event a rating is not available by Moody's, the equivalent rating by another rating agency (i.e. BB+ by S&P, or BB+ by Fitch) (a “Credit Trigger Event”).

■	Lockbox and Cash Management. The 700 Broadway Loan is structured with a hard lockbox and in-place cash management. The related loan documents require the borrower to direct tenants to pay rent directly to a lender-controlled lockbox account and all cash revenues relating to the 700 Broadway Property and all other money received by the borrower or the property manager with respect to the 700 Broadway Property (other than tenant security deposits) be deposited into such lockbox account or the cash management account by the end of the second business day following receipt. All funds in the lockbox account are required to be swept into the cash management account at the end of each business day. For so long as no 700 Broadway Trigger Period or event of default under the 700 Broadway Loan is continuing, all funds in the cash management account in excess of those required to pay amounts due to the lender on the next due date (including any applicable reserves) are required to be swept into a borrower-controlled operating account on a daily basis. On each due date during the continuance of a 700 Broadway Trigger Period caused by a Rollover Trigger Event, the related loan documents require that all amounts on deposit in the cash management account be used to pay debt service, required reserve and operating expenses, and that all remaining amounts be reserved in a rollover reserve account. On each due date during the continuance of a 700 Broadway Trigger Period not caused by a Rollover Trigger Event. or, at the lender’s discretion, during an event of default under the 700 Broadway Loan, the related loan documents require that all amounts on deposit in the cash management account be used to pay debt service, required reserves and operating expenses, and that all remaining amounts be reserved in an excess cash flow reserve account.

■	Property Management. The 700 Broadway Property is managed by Cushman & Wakefield U.S., Inc., which is not an affiliate of the borrower, pursuant to a management agreement. Under the related loan documents, the 700 Broadway Property is required to remain managed by Cushman & Wakefield U.S., Inc., Bradford Allen Management Services LLC or any other management company approved by the lender and with respect to which a Rating Agency Confirmation has been received. The lender has the right to replace, or require the borrower to replace, the property manager (i) during the continuance of an event of default under the 700 Broadway Loan, (ii) following any foreclosure, conveyance in lieu of foreclosure or other similar transaction, (iii) during the continuance of a material default by the property manager under the management agreement (after the expiration of any applicable notice and/or cure periods), (iv) if the property manager files for or is the subject of a petition in bankruptcy or (v) if a trustee or receiver is appointed for the property manager’s assets or the property manager makes an assignment for the benefit of its creditors or is adjudicated insolvent.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

700 BROADWAY

■	Mezzanine or Secured Subordinate Indebtedness. The loan documents permit future mezzanine financing in conjunction with a sale of the 700 Broadway Property and assumption of the 700 Broadway Loan or in conjunction with material alterations to be made to the 700 Broadway Property equal to or greater than $5,000,000, subject to satisfaction of certain conditions, including among others: (i) execution of an intercreditor agreement in form and substance reasonably acceptable to the lender; (ii) immediately after giving effect to such mezzanine loan, the mezzanine loan together with the 700 Broadway Loan have a combined loan-to-value ratio (as calculated under the loan documents) of no greater than 62%; (iii) immediately after giving effect to such mezzanine loan, the debt service coverage ratio (as calculated under the loan documents and taking into account the mezzanine loan and the 700 Broadway Loan) is at least 2.27x; (iv) immediately after giving effect to such mezzanine loan, the debt yield (as calculated under the loan documents and taking into account the mezzanine loan and the 700 Broadway Loan) is at least 10.26% and (v) receipt of a Rating Agency Confirmation.

■	Terrorism Insurance. So long as TRIPRA or a similar or subsequent statute is in effect, the borrower is required to maintain terrorism insurance for foreign and domestic acts (as those terms are defined in TRIPRA or similar or subsequent statute) in an amount equal to the full replacement cost of the 700 Broadway Property (plus 18 months of rental loss and/or business interruption coverage plus an additional period of indemnity covering the 12 months following restoration). If TRIPRA or a similar or subsequent statute is not in effect, then provided that terrorism insurance is commercially available, the borrower is required to carry terrorism insurance throughout the term of the 700 Broadway Loan as described in the preceding sentence, but in that event the borrower is not required to spend more than two times the amount of the insurance premium that is payable at that time in respect of the property and business interruption/rental loss insurance required under the related loan documents (without giving effect to the cost of terrorism and earthquake components of such property and business interruption/rental loss insurance), and if the cost of terrorism insurance exceeds such amount, then the borrower is required to purchase the maximum amount of terrorism insurance available with funds equal to such amount. In either such case, terrorism insurance may not have a deductible in excess of $50,000. The required terrorism insurance may be included in a blanket policy, so long as the borrower provides evidence satisfactory to the lender that the insurance premiums for the 700 Broadway Property are separately allocated to the 700 Broadway Property and that the policy will provide the same protection as a separate policy. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

(THIS PAGE INTENTIONALLY LEFT BLANK)

LYRIC CENTRE

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

LYRIC CENTRE

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

LYRIC CENTRE

MAP © 2017 CARTIFACT
DATA © OSM CONTRIBUTORS
GEORGE BUSH INTERCONTINENTAL AIRPORT
Atascocita
Jersey Village
Addicks
Houston
WESTPARK TOLLWAY
Bellaire
Pasadena
Sugar Land
Missouri City
WILLIAM P. HOBBY AIRPORT
SAM HOUSTON TOLLWAY
HARDY TOLLWAY
Lyric Centre
440 Louisiana Street
Houston, TX 77002
University of Houston - Downtown
U.S. Post Office
HISTORICAL DISTRICT
THEATRE DISTRICT
SHOPPING DISTRICT
SKYLINE DISTRICT
Houston
Minute Maid Park
George R. Brown Convention Center
Toyota Center
Discovery Green
Wortham Theater Center
Alley Theatre
Jones Hall
Jones Plaza
Bayou Place
Hobby Center for the Performing Arts
Tranquility Park
Sam Houston Park
Houston Ballet
Downtown Houston Aquarium
Market Square Park
Market Square Tower Apts.
Magnolia Ballroom
800 Commerce St
Henry Henke Bldg
The Kiam Building
The Pillot Bldg
Harris County Courthouse
Scanlan Bldg
Sam Houston Hotel
717 Texas
The Lancaster
Houston Chronicle
Rice Bldg
Christ Church Cathedral
Christ Church Garage
Inn at the Ballpark
Union Station
JP Morgan Tower
JP Morgan Chase Center
Magnolia Hotel
Federal Detention Center
Great Southwest Building
Bob Casey Federal Courthouse
Bank of America Center
Pennzoil Place
Jones Bldg
712 Main
Club Quarters Hotel
US Customs House
Energy Solutions
Lanier Public Works Building
801 Louisiana
Two Shell Plaza
Esperson Building
801 Travis
BG Group Place
Stowell Building
Melrose Building
Houston Center Garage One
City Hall Annex
City Hall/ Visitors Center
One Shell Plaza
919 Milam
Commerce Towers
1001 McKinney
Two Houston Center
One Houston Center
Fulbright Tower
Five Houston Center
Hess Tower
Houston Public Library
Julia Ideson Library
Wells Fargo Plaza
El Paso Building
Travis Place Garage
1000 Main
One City Centre
First City Tower
The Shops at Houston Center
One Park Place
Heritage Society Museum
Heritage Plaza
1100 Smith Garage
1111 Louisiana
Centerpoint Energy Tower
Americana Building
Macy's
1010 Lamar
1111 Fannin
First City Tower Garage
Four Seasons Hotel
Embassy Suites
Heritage Clay Street Garage
Doubletree Hotel
One Allen Center
Hyatt Regency Hotel
Total Plaza
1111 Louisiana
Houston Police
Courtyard by Marriott/ Residence Inn/ Humble Tower Apartments
Houston Pavilions
Hilton Americas Houston Hotel
Three Allen Center
Two Allen Center
Regency Garage
1300 Main
Houston Pavilions Garage
1301 Fannin St
Hilton Americas Houston Hotel Garage
Allen Center Garage
Metropolitan Garage
Wedge Int'l Tower
1415 Fannin St
AT&T Building
Root Square
1400 Smith
1500 Louisiana
Exxon Mobil Building
1521 Austin
Tundra Garage
Holiday Inn Express & Suites
1600 Smith Garage
Continental Center I
Exxon Mobil Garage
Crowne Plaza Houston Downtown
KBR Tower
KBR Tower Garage
500 Jefferson
Continental Center II
600 Jefferson Garage
Saint Joseph Medical Center
Fire Station #8
1901 Milam St
Downtown Transit Center
COMMERCE ST
FRANKLIN ST
CONGRESS AVE
PRESTON ST
PRAIRIE ST
TEXAS AVE
CAPITOL ST
RUSK ST
WALKER ST
MCKINNEY ST
LAMAR ST
DALLAS ST
POLK ST
CLAY ST
BELL ST
LEELAND ST
PEASE ST
JEFFERSON ST
ST JOSEPH PKWY
PIERCE ST
W DALLAS ST
BAGBY ST
SMITH ST
LOUISIANA ST
MILAM ST
TRAVIS ST
MAIN ST
FANNIN ST
SAN JACINTO ST
N SAN JACINTO ST
CAROLINE ST
AUSTIN ST
LA BRANCH ST
CRAWFORD ST
JACKSON ST
CHENEVERT ST
HAMILTON ST
10
45
59
90

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

LYRIC CENTRE

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		GSMC
Location (City/State)	Houston, Texas	Cut-off Date Principal Balance		$48,000,000
Property Type	Office	Cut-off Date Principal Balance per SF		$125.64
Size (SF)	382,046	Percentage of Initial Pool Balance		4.5%
Total Occupancy as of 12/19/2016(1)	89.5%	Number of Related Mortgage Loans		None
Owned Occupancy as of 12/19/2016(1)	89.5%	Type of Security		Fee Simple
Year Built / Latest Renovation	1983 / 2016	Mortgage Rate		4.1990%
Appraised Value	$87,000,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		NAP
		Original Interest Only Period (Months)		120

Underwritten Revenues	$9,929,386
Underwritten Expenses	$4,234,963	Escrows
Underwritten Net Operating Income (NOI)	$5,694,423		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$5,127,917	Taxes	$237,918	$118,959
Cut-off Date LTV Ratio	55.2%	Insurance	$0	$0
Maturity Date LTV Ratio	55.2%	Replacement Reserves	$0	$6,367
DSCR Based on Underwritten NOI / NCF	2.79x / 2.51x	TI/LC(2)	$0	$39,796
Debt Yield Based on Underwritten NOI / NCF	11.9% / 10.7%	Other(3)	$1,067,976	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$48,000,000	100.0%	Loan Payoff	$25,868,216	53.9%
			Principal Equity Distribution	19,987,012	41.6
			Reserves	1,305,894	2.7
			Closing Costs	838,878	1.7

Total Sources	$48,000,000	100.0%	Total Uses	$48,000,000	100.0%

(1)	Moffett, Mott, and Walters Law Firm (“MMW”) currently occupies 2,907 SF (excluded from underwriting) however has an executed lease for 6,554 SF (included in underwriting) and is currently in build out of that space which is expected to be completed in May 2017. Centurion Midstream Enterprises (“Centurion”) has executed a lease for 4,180 SF (included in underwriting) and is expected to take occupancy in March 2017. Additionally, Centurion subleases 2,100 SF from Van Orman & Associates (included in the underwriting) will vacate this space when they take occupancy of the 4,180 SF in March 2017. We cannot assure you that these tenants will take occupancy or begin paying rent as anticipated or at all. Total and Owned Occupancy not taking into account MMW’s 6,554 SF, Centurion’s 4,180 SF and Centurion’s sublease space are both 86.1%.

(2)	TI/LC reserves are capped at $1,910,230. See “—Escrows” below.

(3)	Upfront other reserves include: (i) a $112,500 deferred maintenance escrow, (ii) a $955,476 unfunded obligations reserve for outstanding tenant allowance and leasing commissions. See “—Escrows” below.

■	The Mortgage Loan. The mortgage loan (the “Lyric Centre Loan”) is evidenced by a note in the original principal amount of $48,000,000 and is secured by a first mortgage encumbering the borrower’s fee simple interest in an office property located in Houston, Texas (the “Lyric Centre Property”). The Lyric Centre Loan was originated by Goldman Sachs Mortgage Company on January 27, 2017 and represents approximately 4.5% of the Initial Pool Balance. The note evidencing the Lyric Centre Loan has an outstanding principal balance as of the Cut-off Date of $48,000,000 and an interest rate of 4.1990% per annum. The borrower utilized the proceeds of the Lyric Centre Loan to refinance existing debt, return equity to the borrower sponsor, fund reserves and pay origination costs.

The Lyric Centre Loan had an initial term of 120 months and has a remaining term of 119 months as of the Cut-off Date. The Lyric Centre Loan requires interest only payments on each due date through the scheduled maturity date in February 2027. Voluntary prepayment of the Lyric Centre Loan is prohibited prior to the due date in November 2026. Provided that no event of default under the Lyric Centre Loan is continuing, defeasance with direct, non-callable obligations of the United States of America is permitted at any time on or after the second anniversary of the securitization Closing Date.

■	The Mortgaged Property. The Lyric Centre Property is a 382,046 SF, 26-story office property in Houston, Texas, The Lyric Centre Property was developed in 1983 and features approximately 15,000 SF floor plates and a newly renovated lobby. The borrower sponsor invested approximately $3.6 million to construct a fitness center on the 26th floor and to renovate the lobby in 2016. The Lyric Centre Property is leased by approximately 50 tenants. Approximately 61.6% of the total SF is leased to law firms and approximately 8.6% of the total SF is leased to tenants related to the energy industry. Since January 2016, five tenants have signed new leases and 12 tenants have signed renewal leases. As of December 19, 2016, the Total Occupancy and Owned Occupancy at the Lyric Centre Property were both 89.5%.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

LYRIC CENTRE

The Lyric Centre Property is located less than one mile from Houston’s courthouses and less than one mile from the Theatre District in the Houston CBD, a four-square block neighborhood located next to Sam Houston Park and the Buffalo Bayou River. The Lyric Centre Property is also located one block from an entrance to the Buffalo Bayou Park, which recently completed an approximately $58.0 million project to expand footpaths, trails and bridges.

The borrower sponsor has begun a $30.0 million project to construct an eight-story mixed-use building on the parcel directly adjacent to the Lyric Centre Property that will include ground-floor retail and 810 parking spaces. The new development will be connected to Houston’s Downtown Tunnel System, a network of subterranean, climate controlled pedestrian walkways that link 95 city blocks in the Houston CBD; the closest current access point to the Lyric Centre Property is located approximately three blocks away. This adjacent project will not serve as collateral for the Lyric Centre Loan.

The following table presents certain information relating to the major tenants at the Lyric Centre Property:

Ten Largest Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Medical Center Enterprises, Inc.	NR / NR / NR	23,717	6.2%	$757,453	8.2%	$31.94	12/31/2029	NA
Bailey Perrin Bailey	NR / NR / NR	31,726	8.3	618,657	6.7	19.50	9/30/2018	1, 5-year option
Drilling Info	NR / NR / NR	15,231	4.0	557,455	6.0	36.60	12/14/2025	1, 5-year option
Bank of Oklahoma(2)	NR / NR / NR	15,455	4.0	477,560	5.2	30.90	5/31/2021	1, 5-year option
Daspit Law Firm	NR / NR / NR	15,263	4.0	471,245	5.1	30.87	7/31/2021	NA
Doyle, Restrepo, Harvin & Robbins	NR / NR / NR	15,939	4.2	454,262	4.9	28.50	9/30/2018	2, 5-year options
Clark, Love & Hutson	NR / NR / NR	22,551	5.9	433,964	4.7	19.24	1/31/2019	NA
Tracey Law Firm	NR / NR / NR	9,679	2.5	297,629	3.2	30.75	1/31/2022	1, 3-year option
GSA - Federal Public Defender(3)	AAA / Aaa / AA+	11,800	3.1	295,000	3.2	25.00	8/3/2019	NA
Strand Energy(4)	NR / NR / NR	7,535	2.0	248,655	2.7	33.00	3/31/2020	NA
Largest Tenants		168,896	44.2%	$4,611,878	49.8%	$27.31
Remaining Tenants(5)		172,919	45.3	4,646,529	50.2	26.87
Vacant Spaces		40,231	10.5	0	0.0	0.00
Totals / Wtd. Avg. Tenants		382,046	100.0%	$9,258,408	100.0%	$27.09

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)	Bank of Oklahoma has the right to terminate its lease on or after May 31, 2019 with 12 months’ notice and payment of a termination fee.

(3)	GSA - Federal Public Defender may terminate lease, in whole or in part, at any time by giving 90 days’ notice.

(4)	Strand Energy has one-time right to terminate lease as of March 31, 2019 with written notice by October 1, 2018.

(5)	Van Orman & Associates currently subleases 723 SF to Centurion through March 1, 2017. The borrower has indicated that the space is expected to be dark when Centurion vacates the space.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

LYRIC CENTRE

The following table presents certain information relating to the lease rollover schedule at the Lyric Centre Property based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Leases
MTM	63	0.0%	0.0%	$3,000	0.0%	$47.62	1
2017	10,432	2.7	2.7%	249,328	2.7	23.90	3
2018	67,493	17.7	20.4%	1,505,205	16.3	22.30	6
2019	55,720	14.6	35.0%	1,302,146	14.1	23.37	9
2020	37,891	9.9	44.9%	1,119,153	12.1	29.54	10
2021	69,045	18.1	63.0%	2,097,948	22.7	30.39	13
2022	48,346	12.7	75.6%	1,444,365	15.6	29.88	7
2023	0	0.0	75.6%	0	0.0	0.00	0
2024(2)	13,877	3.6	79.3%	222,355	2.4	16.02	2
2025	15,231	4.0	83.3%	557,455	6.0	36.60	1
2026	0	0.0	83.3%	0	0.0	0.00	0
2027	0	0.0	83.3%	0	0.0	0.00	0
2028 & Thereafter	23,717	6.2	89.5%	757,453	8.2	31.94	1
Vacant(3)	40,231	10.5	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	382,046	100.0%		$9,258,408	100.0%	$27.09	53

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

(2)	Includes a fitness center (5,237 SF) with no underwritten base rent attributed.

(3)	Viking International Petroleum leases 3,571 SF on a lease scheduled to expire December 31, 2019, however the tenant is delinquent on rent as of November 2016. The tenant is not included in the underwriting.

The following table presents certain information relating to historical occupancy at the Lyric Centre Property:

Historical Leased %(1)

2011	2012	2013	2014	2015	TTM 12/19/2016
84.0%	84.1%	76.5%	83.0%	87.6%	89.5%

(1)	As provided by the borrower and reflects average occupancy for the indicated year ended December 31 unless specified otherwise.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Lyric Centre Property:

Cash Flow Analysis(1)

	2013	2014	2015	TTM 9/30/2016	Underwritten(2)	Underwritten $ per SF
Base Rental Revenue	$6,144,977	$7,097,690	$7,587,905	$8,356,909	$9,258,408	$24.23
Total Reimbursement Revenue	279,306	489,096	610,764	663,523	284,068	0.74
Market Revenue from Vacant Units	0	0	0	0	1,241,232	3.25
Parking Revenue	522,514	644,301	1,043,547	919,378	480,584	1.26
Other Revenue	23,382	20,109	24,131	13,103	19,102	0.05
Gross Revenue	$6,970,180	$8,251,196	$9,266,347	$9,952,913	$11,283,393	$29.53

Vacancy Loss	0	0	0	0	(1,354,007)	(3.54)
Effective Gross Revenue	$6,970,180	$8,251,196	$9,266,347	$9,952,913	$9,929,386	$25.99

Total Operating Expenses	$3,466,037	$3,751,561	$4,592,867	$4,494,723	$4,234,963	$11.08

Net Operating Income	$3,504,143	$4,499,635	$4,673,480	$5,458,191	$5,694,423	$14.91
TI/LC	0	0	0	0	490,097	1.28
Capital Expenditures	0	0	0	0	76,409	0.20
Net Cash Flow	$3,504,143	$4,499,635	$4,673,480	$5,458,191	$5,127,917	$13.42

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten cash flow based on contractual rents as of December 2016 and contractual rent steps through February 2018.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

LYRIC CENTRE

■	Appraisal. According to the appraisal, the Lyric Centre Property had an “as-is” appraised value of $87,000,000 as of November 6, 2016.

■	Environmental Matters. According to a Phase I environmental report, dated November 11, 2016, there are no recognized environmental conditions or recommendations for further action at the Lyric Centre Property, other than implementing operations and maintenance programs to address asbestos-containing material.

■	Market Overview and Competition. The Lyric Centre Property is located in Houston, Texas, which features 10 Fortune 500 headquarters, three national sports stadiums, 23 miles of light rail, seven performing arts theatres and more than 400,000 people living in a five-mile radius of the downtown city center. As of the third quarter of 2016, the overall Houston office market includes a total inventory of approximately 180.3 million SF with a direct vacancy rate of 17.7% and quoted gross rental rates of $28.01 per SF. Vacancy increased from 16.4% in the second quarter of 2016 due to major tenants vacating large spaces in West Houston submarkets near the Energy Corridor.

The Lyric Centre Property is in the Houston CBD office submarket. As of the third quarter of 2016, the Houston CBD office submarket included inventory of approximately 36.8 million SF with a direct vacancy rate of 11.3% and quoted rates of $39.04 per SF. In the third quarter of 2016, completions totaled approximately 115,000 SF and asking rents grew slightly from $38.98 per SF in the preceding quarter.

The appraiser identified six comparable properties that exhibited a rental range of $28.50 per SF to $49.96 per SF and a weighted average occupancy rate of approximately 90.5% weighted by SF for direct space. The following table presents certain information relating to the primary competition for the Lyric Centre Property:

Competitive Set(1)

	Lyric Centre (Subject Property)	1100 Louisiana	JP Morgan Chase Tower	Bank of America Center	Pennzoil Place South Tower	801 Louisiana	1000 Louisiana
Stories	26	55	75	56	34	8	71
Year Built	1983	1980	1982	1983	1975	1978	1983
Size (SF)	382,046	1,327,882	1,656,529	1,255,666	664,940	105,145	1,721,242
Occupancy	89.5%	99.0%	94.0%	89.0%	78.0%	85.0%	87.0%
Net Rental Rate per SF	$28.00 – 34.00	$40.44	$43.99	$48.16	$37.60	$28.50	$49.96

(1)	Source: Appraisal.

■	The Borrower. The borrower is The Lyric Centre LLC, a single-purpose, single-asset entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Lyric Centre Loan. The non-recourse carveout guarantor under the Lyric Centre Loan is Doctors Center, Inc. an indirect owner of the borrower. Doctors Center, Inc. has indirectly owned the Lyric Centre Property since 1994 and directly or indirectly owns real estate assets (including Lyric Centre) with a combined market value of over $141.0 million as of July 12, 2016.

■	Escrows. On the origination date, the borrower funded (i) a tax reserve in an amount equal to $237,918, (ii) an immediate repair reserve in an amount equal to $112,500, and (iii) an unfunded obligations reserve in an amount equal to $955,476.

On each due date, the borrower is required to fund (i) a tax and insurance reserve in an amount equal to one-twelfth of the amount that the lender reasonably estimates will be necessary to pay taxes and insurance premiums over the then succeeding 12-month period, unless in the case of insurance premiums, the borrower is maintaining a blanket policy in accordance with the related loan documents, there is no continuing event of default, and the borrower provides evidence of and payment of related premiums, (ii) a tenant improvements and leasing commissions reserve in an amount equal to $39,796, capped at $1,910,230 and (iii) a capital expenditure reserve in an amount equal to $6,367.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

LYRIC CENTRE

In addition, on each due date during the continuance of a Lyric Centre Trigger Period or an event of default, the related loan documents require an excess cash flow reserve as discussed under “—Lockbox and Cash Management” below.

A “Lyric Centre Trigger Period” means (i) any period commencing as of the conclusion of any 12-month period (ending on the last day of any fiscal quarter) during which the debt service coverage ratio (as calculated under the related loan documents) is less than 1.25x, and ending at the conclusion of the second consecutive fiscal quarter for which the debt service coverage ratio for the trailing 12-month period (ending on the last day of any fiscal quarter) is greater than 1.30x, (ii) the period commencing upon the borrower’s failure to deliver monthly, quarterly or annual financial reports and ending when such reports are delivered and they indicate that no other Lyric Centre Trigger Period is ongoing, or (iii) any period beginning upon the failure of the borrower sponsor to satisfy any portion of the net worth and liquid assets covenants in the non-recourse carveout guaranty, and ending upon the satisfaction in full of such covenants.

■	Lockbox and Cash Management. The Lyric Centre Loan is structured with a springing lockbox and springing cash management. Upon the occurrence of a Lyric Centre Trigger Period or event of default under the Lyric Centre Loan, the related loan documents allow the lender to deliver notices to each tenant instructing them to remit all rents into a lender-controlled lockbox account and require that all cash revenues relating to the Lyric Centre Property and all other money received by the borrower or the property manager with respect to the Lyric Centre Property (other than tenant security deposits) be deposited into such lockbox account by the end of the second business day following receipt. On each business day during the continuance of a Lyric Centre Trigger Period or an event of default under the Lyric Centre Loan, all amounts in the lockbox account are required to be remitted to a lender-controlled cash management account. On each business day that no Lyric Centre Trigger Period or event of default under the Lyric Centre Loan is continuing, all funds in the lockbox account are required to be swept into a borrower-controlled operating account.

On each due date during the continuance of a Lyric Centre Trigger Period or, at the lender’s discretion, during an event of default under the Lyric Centre Loan, the related loan documents require that all amounts on deposit in the cash management account be used to pay debt service, required reserves and budgeted operating expenses, and that all remaining amounts be reserved in an excess cash flow reserve account.

During the continuance of an event of default under the Lyric Centre Loan, the lender may apply all funds on deposit in any of the accounts constituting collateral for the Lyric Centre Loan to amounts payable under the related loan documents and/or toward the payment of expenses of the Lyric Centre Property, in such order of priority as the lender may determine.

■	Property Management. The Lyric Centre Property is managed by U.S. Property Management, Inc., an affiliate of the borrower, pursuant to a management agreement. Under the related loan documents, the Lyric Centre Property is required to remain managed by U.S. Property Management, Inc. or any other management company approved by the lender and with respect to which a Rating Agency Confirmation has been received. The lender has the right to replace, or require the borrower to replace, the property manager (i) during the continuance of an event of default under the Lyric Centre Loan, (ii) following any foreclosure, conveyance in lieu of foreclosure or other similar transaction, (iii) during the continuance of a material default by the property manager under the management agreement (after the expiration of any applicable notice and/or cure periods), (iv) if the property manager files for or is the subject of a petition in bankruptcy or (v) if a trustee or receiver is appointed for the property manager’s assets or the property manager makes an assignment for the benefit of its creditors or is adjudicated insolvent.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

LYRIC CENTRE

■	Mezzanine or Secured Subordinate Indebtedness. The loan documents permit future mezzanine financing from an institutional lender provided that no event of default under the Lyric Centre Loan exists, subject to satisfaction of certain conditions, including among others: (i) execution of an intercreditor agreement in form and substance reasonably acceptable to the lender; (ii) immediately after giving effect to such mezzanine loan, the mezzanine loan together with the Lyric Centre Loan have a combined loan-to-value ratio (as calculated under the loan documents) of no greater than 61.0%; (iii) immediately after giving effect to such mezzanine loan, the debt service coverage ratio (as calculated under the loan documents and taking into account the mezzanine loan and the Lyric Centre Loan) is at least 1.35x; (iv) immediately after giving effect to such mezzanine loan, the debt yield (as calculated under the loan documents and taking into account the mezzanine loan and the Lyric Centre Loan) is at least 10.0% and (v) receipt of a Rating Agency Confirmation.

■	Terrorism Insurance. So long as TRIPRA or a similar or subsequent statute is in effect, the borrower is required to maintain terrorism insurance for foreign and domestic acts (as those terms are defined in TRIPRA or similar or subsequent statute) in an amount equal to the full replacement cost of the Lyric Centre Property (plus (a) as of the origination date, 12 months of rental loss and/or business interruption coverage plus an additional period of indemnity covering the 12 months following restoration, and (b) as of May 1, 2017, 18 months of rental loss and/or business interruption coverage plus an additional period of indemnity covering the 12 months following restoration). If TRIPRA or a similar or subsequent statute is not in effect, then provided that terrorism insurance is commercially available, the borrower will be required to carry terrorism insurance throughout the term of the Lyric Centre Loan as described in the preceding sentence, but in that event the borrower will not be required to spend more than two times the amount of the insurance premium that is payable at that time in respect of the property and business interruption/rental loss insurance required under the related loan documents (without giving effect to the cost of terrorism and earthquake components of such property and business interruption/rental loss insurance), and if the cost of terrorism insurance exceeds such amount, then the borrower will be required to purchase the maximum amount of terrorism insurance available with funds equal to such amount. In either such case, terrorism insurance may not have a deductible in excess of $50,000. The required terrorism insurance may be included in a blanket policy, provided that the borrower provide evidence satisfactory to the lender that the insurance premiums for the Lyric Centre Property are separately allocated to the Lyric Centre Property and that the policy will provide the same protection as a separate policy. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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River front Shopping Center

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		GSMC
Location (City/State)	Clifton, New Jersey	Cut-off Date Principal Balance		$44,200,000
Property Type	Retail	Cut-off Date Principal Balance per SF		$386.56
Size (SF)	114,341	Percentage of Initial Pool Balance		4.2%
Total Occupancy as of 12/8/2016	100.0%	Number of Related Mortgage Loans		None
Owned Occupancy as of 12/8/2016	100.0%	Type of Security		Fee Simple
Year Built / Latest Renovation	2006 / NAP	Mortgage Rate		4.4355%
Appraised Value	$68,000,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		NAP
		Original Interest Only Period (Months)		120
		Borrower Sponsor(1)		Laury Pensa
Underwritten Revenues	$5,267,667
Underwritten Expenses	$1,490,277	Escrows
Underwritten Net Operating Income (NOI)	$3,777,390		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$3,645,898	Taxes	$69,295	$69,295
Cut-off Date LTV Ratio	65.0%	Insurance	$109,665	$9,303
Maturity Date LTV Ratio	65.0%	Replacement Reserves	$0	$1,906
DSCR Based on Underwritten NOI / NCF	1.90x / 1.83x	TI/LC(2)	$0	$14,293
Debt Yield Based on Underwritten NOI / NCF	8.5% / 8.2%	Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$44,200,000	100.0%	Loan Payoff	$34,924,345	79.0%
			Principal Equity Distribution	8,248,411	18.7
			Closing Costs	848,284	1.9
			Reserves	178,960	0.4

Total Sources	$44,200,000	100.0%	Total Uses	$44,200,000	100.0%

(1)	Laury Pensa is the non-recourse carveout guarantor under the River Front Shopping Center Loan.

(2)	TI/LC reserves are capped at $514,490.

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the River Front Shopping Center Property:

Ten Largest Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Tenant Sales $ per SF(2)	Occupancy Cost	Renewal / Extension Options
Michaels	NR / NR / B+	21,316	18.6%	$575,532	13.6%	$27.00	2/28/2022	NA	NA	4, 5-year options
Bed Bath & Beyond	NR / Baa1 / BBB+	24,080	21.1	505,680	11.9	21.00	1/31/2022	NA	NA	4, 5-year options
Pier 1 Imports	NR / NR / B	10,866	9.5	385,091	9.1	35.44	2/28/2022	NA	NA	2, 5-year options
Pizza Uno	NR / NR / NR	5,714	5.0	370,039	8.7	64.76	10/31/2021	NA	NA	3, 5-year options
Citibank	A/Baa1/BBB+	5,828	5.1	299,734	7.1	51.43	1/31/2022	NA	NA	3, 5-year options
Pollo Tropical	NR / NR / NR	4,000	3.5	205,720	4.8	51.43	3/31/2027	NA	NA	3, 5-year options
Verizon	A- / Baa1 / BBB+	3,057	2.7	203,291	4.8	66.50	12/31/2021	NA	NA	2, 5-year options
Panera Bread	NR / NR / NR	4,064	3.6	203,200	4.8	50.00	12/31/2023	NA	NA	3, 5-year options
Five Below	NR / NR / NR	4,502	3.9	197,637	4.7	43.90	1/31/2022	NA	NA	1, 5-year option
Vitamin Shoppe	NR / NR / NR	4,000	3.5	193,600	4.6	48.40	12/31/2021	NA	NA	1, 5-year option
Largest Tenants		87,427	76.5%	$3,139,524	74.0%	$35.91
Remaining Owned Tenants		26,914	23.5	1,105,251	26.0	41.07
Vacant Spaces (Owned Space)		0	0.0	0	0.0	0.00
Totals / Wtd. Avg. Tenants		114,341	100.0%	$4,244,774	100.0%	$37.12

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)	Tenants are not required to report sales.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

River front Shopping Center

The following table presents certain information relating to the lease rollover schedule at the River Front Shopping Center Property based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Leases
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2017	0	0.0	0.0%	0	0.0	0.00	0
2018	12,977	11.3	11.3%	423,135	10.0	32.61	3
2019	0	0.0	11.3%	0	0.0	0.00	0
2020	0	0.0	11.3%	0	0.0	0.00	0
2021	16,064	14.0	25.4%	930,949	21.9	57.95	5
2022	68,220	59.7	85.1%	2,056,404	48.4	30.14	6
2023	4,064	3.6	88.6%	203,200	4.8	50.00	1
2024	0	0.0	88.6%	0	0.0	0.00	0
2025	2,000	1.7	90.4%	116,000	2.7	58.00	1
2026	3,612	3.2	93.5%	140,868	3.3	39.00	1
2027	7,404	6.5	100.0%	374,218	8.8	50.54	2
2028 & Thereafter	0	0.0	100.0%	0	0.0	0.00	0
Vacant	0	0.0	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	114,341	100.0%		$4,244,774	100.0%	$37.12	19

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The following table presents certain information relating to historical occupancy at the River Front Shopping Center Property:

Historical Leased %(1)

2013	2014	2015	As of 12/8/2016
96.0%	100.0%	100.0%	100.0%

(1)	As provided by the borrower and reflects average occupancy for the indicated year ended December 31 unless specified otherwise.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the River Front Shopping Center Property:

Cash Flow Analysis(1)

	2013	2014	2015	TTM 9/30/2016	Underwritten(2)	Underwritten $ per SF
Base Rental Revenue	$3,772,743	$3,972,773	$3,984,414	$3,960,746	$4,244,774	$37.12
Total Reimbursement Revenue	1,135,662	1,248,388	1,449,152	1,303,924	1,300,139	11.37
Gross Revenue	$4,908,405	$5,221,161	$5,433,565	$5,264,670	$5,544,913	$48.49
Vacancy Loss	0	0	0	0	(277,246)	(2.42)
Effective Gross Revenue	$4,908,405	$5,221,161	$5,433,565	$5,264,670	$5,267,667	$46.07
Real Estate Taxes	751,423	771,070	787,241	787,391	799,726	6.99
Insurance	74,212	79,104	79,789	77,268	83,624	0.73
Utilities	52,312	50,912	51,666	50,177	54,151	0.47
Repairs and Maintenance	301,671	383,335	312,541	263,858	339,166	2.97
Management Fee	95,000	95,000	95,000	95,000	105,353	0.92
Other Expenses	178,722	149,915	132,251	121,746	108,257	0.95
Total Operating Expenses	$1,453,340	$1,529,337	$1,458,489	$1,395,441	$1,490,277	$13.03

Net Operating Income	$3,455,065	$3,691,824	$3,975,077	$3,869,229	$3,777,390	$33.04
TI/LC	0	0	0	0	108,624	0.95
Replacement Reserves	0	0	0	0	22,868	0.20
Net Cash Flow	$3,455,065	$3,691,824	$3,975,077	$3,869,229	$3,645,898	$31.89

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten cash flow based on contractual rents as of December 8, 2016 and contractual rent steps through June 30, 2017.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

SIMON PREMIUM OUTLETS

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	2	Loan Seller	GSMC
Location (City/State)	Various, Various	Cut-off Date Principal Balance(4)	$34,660,720
Property Type	Retail	Cut-off Date Principal Balance per SF(2)	$231.15
Size (SF)	436,987	Percentage of Initial Pool Balance	3.3%
Total Occupancy as of 12/6/2016(1)	92.8%	Number of Related Mortgage Loans	None
Owned Occupancy as of 12/6/2016(1)	92.8%	Type of Security	Fee Simple
Year Built / Latest Renovation	1989,1994 / 1999, 2006	Mortgage Rate	3.3335%
Appraised Value	$198,000,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	360
Original Interest Only Period (Months)	NAP
Borrower Sponsor(5)	Simon Property Group, L.P.
Underwritten Revenues	$17,587,543
Underwritten Expenses	$4,418,603	Escrows
Underwritten Net Operating Income (NOI)	$13,168,940	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$12,705,422	Taxes	$0	$0
Cut-off Date LTV Ratio(2)	51.0%	Insurance	$0	$0
Maturity Date LTV Ratio(2)	39.9%	Replacement Reserves	$0	$0
DSCR Based on Underwritten NOI / NCF(2)(3)	2.45x / 2.36x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF(2)(3)	13.0% / 12.6%	Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Whole Loan Amount	$102,000,000	100.0%	Loan Payoff	$100,503,611	98.5%
Closing Costs	1,335,123	1.3
Principal Equity Distribution	161,266	0.2

Total Sources	$102,000,000	100.0%	Total Uses	$102,000,000	100.0%

(1)	Total Occupancy and Owned Occupancy include two tenants at each property (PacSun and Aeropostale) that have filed for bankruptcy, but are in-place and paying rent (Pismo Beach Premium Outlets Property: PacSun 5,471 SF and Aeropostale 3,500 SF; Queenstown Premium Outlets Property: PacSun 4,000 SF and Aeropostale 4,000 SF). We cannot assure you that these two tenants will not reject their leases or continue paying rent. Total Occupancy and Owned Occupancy excluding these two tenants are both 89.0%. Total Occupancy and Owned Occupancy also includes two tenants – BCBG Max Azria (3,000 SF) and Stride Rite Shoes (2,700 SF) at Queenstown Premium Outlets that have vacated their spaces as of February 28, 2017. Total Occupancy and Owned Occupancy excluding these two tenants are both 91.5%.

(2)	Calculated based on the aggregate outstanding principal balance of Simon Premium Outlets Whole Loan.

(3)	DSCR based on Underwritten NOI / NCF and Debt Yield Based on Underwritten NOI / NCF include PacSun and Aeropostale, which have each filed for bankruptcy but are in-place and paying rent, and BCBG Max Azria and Stride Rite Shoes which have vacated their spaces as of February 28, 2017. Excluding these four tenants, DSCR based on Underwritten NOI / NCF are 2.31x and 2.23x, respectively, and Debt Yield based on Underwritten NOI / NCF are 12.3% and 11.9% respectively.

(4)	The Cut-off Date Principal Balance of $34,660,720 represents the non-controlling note A-2 of a $102,000,000 whole loan evidenced by two pari passu notes. The controlling note A-1 represents a Cut-off Date Principal Balance of $66,350,521 that was contributed to GSMS 2016-GS4.

(5)	Simon Property Group, L.P. is the non-recourse carveout guarantor under the Simon Premium Outlets Loan.

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the Simon Premium Outlets Property:

Ten Largest Tenants Based on Underwritten Base Rent

Combined Queenstown Premium Outlets Property and Pismo Premium Outlets Property

Tenant Name	Property	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent
Famous Footwear Outlet	Both	10,543	2.4%	$434,053	3.6%
Levi's Outlet	Both	8,911	2.0	385,441	3.2
Bass	Both	12,600	2.9	369,781	3.1
Nike Factory Store	Both	20,500	4.7	358,000	3.0
Calvin Klein	Both	10,670	2.4	348,950	2.9
Carter's	Both	9,500	2.2	348,595	2.9
Dress Barn	Both	10,700	2.4	342,080	2.8
PacSun(1)	Both	9,471	2.2	331,828	2.8
Under Armour	Queenstown	9,346	2.1	288,791	2.4
Brooks Brothers	Queenstown	8,219	1.9	287,665	2.4
Ten Largest Tenants		110,460	25.3%	$3,495,185	29.1%

(1)	PacSun has filed for bankruptcy, but is currently in-place and paying rent. PacSun leases space at both properties: Pismo Beach Premium Outlets Property: 5,471 SF expiring 5/31/2021 at $38.04 underwritten base rent per SF with $279 sales per SF and Queenstown Premium Outlets Property: 4,000 SF expiring 5/31/2021 at $30.93 underwritten base rent per SF with $239 sales per SF. We cannot assure you that this tenant will not reject its lease or continue paying rent.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

SIMON PREMIUM OUTLETS

Ten Largest Tenants Based on Underwritten Base Rent (continued)

Queenstown Premium Outlets Property

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Tenant Sales $ per SF(2)	Occupancy Cost	Lease Expiration	Renewal / Extension Options
Under Armour	NR / Baa2 / BBB-	9,346	3.2%	$288,791	3.7%	$30.90	NA	NA	5/31/2026	NA
Brooks Brothers	NR / NR / NR	8,219	2.8	287,665	3.7	35.00	$209	18.0%	12/31/2019	NA
Michael Kors	NR / NR / NR	5,248	1.8	278,380	3.6	53.05	$800	8.3%	11/30/2024	NA
Old Navy	NR / NR / NR	13,000	4.5	258,700	3.3	19.90	$271	11.9%	6/30/2021	NA
Columbia Sportswear	NR / NR / NR	7,476	2.6	235,601	3.0	31.51	$324	13.7%	1/31/2023	NA
V.F. Factory Outlet	NR / A3 / A	20,862	7.2	227,502	2.9	10.91	$97	11.3%	5/31/2019	NA
Famous Footwear Outlet	NR / NR / NR	5,043	1.7	218,160	2.8	43.26	NA	NA	9/30/2025	NA
Tommy Bahama	NR / NR / NR	6,000	2.1	210,000	2.7	35.00	$282	16.5%	5/31/2017	1, 5-year option
Nike Factory Store	NR / A1 / AA-	13,000	4.5	208,000	2.7	16.00	$535	4.6%	4/30/2018	1, 5-year option
Nautica Factory Store	NR / NR / NR	4,560	1.6	205,291	2.6	45.02	$214	27.2%	6/30/2018	NA
Ten Largest Owned Tenants		92,754	32.0%	$2,418,090	31.1%	$26.07
Remaining Owned Tenants(3)(4)(5)		170,045	58.7	5,358,554	68.9	31.51
Vacant Spaces (Owned Space)		26,772	9.2	0	0.0	0.00
Total All Owned Tenants		289,571	100.0%	$7,776,644	100.0%	$29.59

Pismo Beach Premium Outlets Property

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Tenant Sales $ per SF(2)	Occupancy Cost	Lease Expiration	Renewal / Extension Options
Famous Footwear Outlet	NR / NR / NR	5,500	3.7%	$215,893	5.1%	$39.25	$403	13.1%	11/30/2019	NA
PacSun(3)	NR / NR / NR	5,471	3.7	208,094	4.9	38.04	$279	13.6%	5/31/2021	NA
Bass(6)	NR / NR / NR	8,500	5.8	204,510	4.8	24.06	$282	13.1%	3/31/2017	NA
Levi's Outlet	BB / Ba2 / BB	4,500	3.1	186,856	4.4	41.52	$614	9.0%	1/31/2021	NA
Calvin Klein	NR / Ba2 / BB+	5,670	3.8	186,600	4.4	32.91	$351	12.5%	7/31/2019	NA
Dress Barn	NR / NR / BB-	7,500	5.1	180,000	4.3	24.00	$255	15.1%	6/30/2021	NA
Carter's	NR / NR / BB+	5,000	3.4	151,900	3.6	30.38	$425	10.2%	1/31/2017	NA
Lane Bryant	NR / NR / NR	6,570	4.5	151,110	3.6	23.00	$174	17.5%	12/31/2017	NA
Guess?	NR / NR / NR	5,500	3.7	151,030	3.6	27.46	$308	13.5%	1/31/2021	NA
Nike Factory Store	NR / A1 / AA-	7,500	5.1	150,000	3.5	20.00	$1,040	2.8%	2/28/2019	1, 5-year option
Ten Largest Owned Tenants		61,711	41.9%	$1,785,993	42.2%	$28.94
Remaining Owned Tenants(4)		81,205	55.1	2,444,292	57.8	30.10
Vacant Spaces (Owned Space)		4,500	3.1	0	0.0	0.00
Total All Owned Tenants		147,416	100.0%	$4,230,285	100.0%	$29.60

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)	Sales are based off of the trailing 12 month period ending October 31, 2016, as provided by the borrower.

(3)	PacSun has filed for bankruptcy, but is currently in-place and paying rent. PacSun leases space at both properties: Pismo Beach Premium Outlets Property: 5,471 SF expiring 5/31/2021 at $38.04 underwritten base rent per SF with $279 sales per SF and Queenstown Premium Outlets Property: 4,000 SF expiring 5/31/2021 at $30.93 underwritten base rent per SF with $238 sales per SF. We cannot assure you that this tenant will not reject its lease or continue paying rent.

(4)	Includes one tenant (Aeropostale) that has filed for bankruptcy, but is currently in-place and paying rent. Aeropostale leases space at both properties: Pismo Beach Premium Outlets Property: 3,500 SF expiring 1/31/2021 at $48.36 underwritten base rent per SF with $580 sales per SF and Queenstown Premium Outlets Property: 4,000 SF expiring 1/31/2019 at $13.69 underwritten base rent per SF with $286 sales per SF. We cannot assure you that this tenant will not reject its lease or continue paying rent.

(5)	Includes two tenants BCBG Max Azria (3,000 SF) at $28.00 underwritten base rent per SF with $267 sales per SF and Stride Rite Shoes (2,700 SF) at $32.00 underwritten base rent per SF with $183 sales per SF, at Queenstown Premium Outlets that have vacated their spaces as of February 28, 2017.

(6)	The Bass Shoes lease expired on January 31, 2017; however, the borrower sponsor has indicated that the tenant is in occupancy and negotiating a lease extension with estimated base rent of $38 per SF.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

SIMON PREMIUM OUTLETS

The following table presents certain information relating to the lease rollover schedule at the Simon Premium Outlets Properties based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Leases
MTM(2)	5,700	1.3%	1.3%	$160,337	1.3%	$28.13	2
2016(3)	2,250	0.5	1.8%	78,000	0.6	34.67	1
2017(4)	66,106	15.1	16.9%	2,026,219	16.4	29.77	16
2018	38,968	8.9	25.9%	1,195,585	10.0	30.68	10
2019	70,340	16.1	42.0%	1,835,631	15.3	26.10	14
2020	32,150	7.4	49.3%	928,199	7.7	28.87	7
2021	72,236	16.5	65.8%	1,783,613	14.9	24.69	12
2022	37,835	8.7	74.5%	1,130,556	9.9	31.41	11
2023	18,891	4.3	78.8%	583,557	4.9	30.89	4
2024	12,449	2.8	81.7%	557,685	4.6	44.80	4
2025	22,136	5.1	86.7%	941,161	7.8	42.52	7
2026	26,654	6.1	92.8%	786,386	6.5	29.50	6
2027 & Thereafter	0	0.0	92.8%	0	0.0	0.00	0
Vacant	31,272	7.2	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	436,987	100.0%		$12,006,929	100.0%	$29.59	94

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.
(2)	Includes BCBG Max Azria (3,000 SF) at Queenstown Premium Outlets that has vacated its space as of February 28, 2017
(3)	Includes As Seen On TV & More (2,250 SF) a temp tenant that renews annually for one year, and is currently negotiating a renewal.
(4)	Includes following tenants with lease expiry date as of January 1, 2017 which are currently negotiating lease renewals –Bass Shoes (8,500 SF), Eddie Bauer Outlet (6,700 SF), Adidas (6,300 SF), Carter’s (5,000 SF), Clarks Bostonian Outlet (3,965 SF) and Harry & David (2,400 SF). Also includes and Stride Rite Shoes (2,700 SF) which has vacated its space as of February 28, 2017.

The following table presents certain information relating to historical occupancy at the Simon Premium Outlets Property:

Historical Leased % & In-line Sales(1)

	2013(2)	2014(2)	2015(2)	As of 12/6/2016(3)
Queenstown Premium Outlets Property
Occupancy	100.0%	98.0%	95.0%	90.8%
In-line Tenant (<10,000 SF) Sales per SF(4)(5)(6)	$432	$367	$342	$341

Pismo Beach Premium Outlets Property
Occupancy	100.0%	100.0%	100.0%	96.9%
In-line Tenant (<10,000 SF) Sales per SF(4)	$401	$405	$429	$446

(1)	As provided by the borrower.

(2)	Reflects occupancy (including temporary tenants) as of December 31 and sales per SF for the tenants that occupy <10,000 SF at the respective property and have been in occupancy for the entirety of the respective sales period, unless specified otherwise.

(3)	As of 12/6/2016 occupancy reflects (including temporary tenants) as of December 6, 2016 and sales per SF as of October 31, 2016 for the tenants that occupy <10,000 SF at the respective property and have been in occupancy for the entirety of the respective sales period, unless specified otherwise. Excludes tenants that have indicated their intention to vacate.

(4)	Inline comparable tenant (<10,000 SF) Sales per SF are for tenants that have been in occupancy for full 12 months for each respective year and have reported full year sales for that period.

(5)	Sales for 2013 include Gucci which was a pop-up tenant (sales PSF of $1,507) and vacated at the end of the year. Sales per SF excluding Gucci were $410 per SF for 2013.

(6)	Coach has recently relocated and expanded its space and is not included in the 2015 or October 31, 2016 sales per SF calculation. The last full year sales volume for Coach was $1,266 per SF as of 2014.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

SIMON PREMIUM OUTLETS

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Simon Premium Outlets Properties:

Cash Flow Analysis(1)

	2013	2014	2015	TTM 11/30/2016	Underwritten(2)	Underwritten $ per SF
In-Place Base Rent(3)	$12,017,701	$12,195,641	$12,185,164	$12,432,912	$12,006,929	$27.48
Vacancy Gross Up	0	0	0	0	1,381,747	3.16
Percentage Rent	447,469	459,445	386,212	358,611	241,878	0.55
Total Rent	$12,465,170	$12,655,086	$12,571,376	$12,791,523	$13,630,554	$31.19
CAM Recoveries	2,739,389	2,887,003	3,060,948	3,044,138	3,031,744	6.94
Real Estate Tax Recoveries	824,728	895,681	916,206	920,140	864,724	1.98
Utilities Recoveries	158,413	293,107	251,535	256,160	236,209	0.54
Marketing Recoveries	1,046,160	1,242,051	1,075,476	1,047,174	1,047,174	2.40
Total Rent & Recoveries	$17,233,860	$17,972,928	$17,875,541	$18,059,135	$18,810,405	$43.05

In-Place Vacancy and Credit Loss	(6,458)	(9,688)	(3,566)	(10,431)	(1,509,979)	(3.46)
Net Rev. Before Other Income	$17,227,402	$17,963,240	$17,871,975	$18,048,704	$17,300,426	$39.59

Temp Tenant Rental Income	104,430	140,164	144,434	125,459	125,459	0.29
Other Rental Income	77,555	56,775	56,900	64,472	64,472	0.15
Other Non-Rental Income	85,794	116,539	132,740	97,186	97,186	0.22
Total Other Income	$267,779	$313,478	$334,074	$287,117	287,117	$0.66

Effective Gross Income	$17,495,181	$18,276,718	$18,206,049	$18,335,821	$17,587,543	$40.25

Real Estate Taxes	$999,169	$1,063,631	$1,061,020	$1,124,301	$1,107,840	$2.54
Insurance	195,679	201,820	206,383	214,817	183,748	0.42
Utilities	181,322	199,570	231,439	212,151	212,151	0.49
Repairs & Maintenance	412,914	402,734	446,616	433,292	433,292	0.99
Janitorial	217,746	242,837	237,499	214,608	214,608	0.49
Management Fee	469,567	503,017	495,125	496,135	439,689	1.01
Payroll	156,599	191,381	257,048	281,186	281,186	0.64
Advertising	1,046,162	1,242,053	1,075,474	1,047,299	1,047,299	2.40
Professional Fees	13,372	11,193	7,952	29,467	29,467	0.07
General and Administrative	555,681	510,582	412,548	456,554	456,554	1.04
Other Expenses	36,172	38,276	31,724	12,769	12,769	0.03
Total Expenses	$4,284,383	$4,607,094	$4,462,828	$4,522,579	$4,418,603	$10.11

Net Operating Income	$13,210,798	$13,669,624	$13,743,221	$13,813,242	$13,168,940	$30.14
TI/LC	0	0	0	0	389,283	0.89
Replacement Reserves	0	0	0	0	74,235	0.17
Net Cash Flow	$13,210,798	$13,669,624	$13,743,221	$13,813,242	$12,705,422	$29.08

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten cash flow based on contractual rents as of December 6, 2016 and contractual rent steps through December 31, 2017.

(3)	Underwritten base rent includes two tenants at each property (PacSun $331,828 underwritten base rent and Aeropostale $224,020 underwritten base rent) that have filed for bankruptcy, but are in-place and paying rent. Underwritten base rent also includes two tenants at both properties (Coach and Polo Ralph Lauren) that are currently paying a percentage of sales in-lieu of base rent (Queenstown Premium Outlets Property – Coach $74,040, Polo Ralph Lauren $155,700) (Pismo Beach Premium Outlets Property – Coach $97,560, Polo Ralph Lauren $97,860). Underwritten base rent also includes two tenants (BCBG Max Azria $84,000 underwritten base rent and Stride Rite Shoes $86,400 underwritten base rent) at Queenstown Premium Outlets that have vacated their spaces as of February 28, 2017.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

RSI DISTRIBUTION CENTER

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	GSMC
Location (City/State)	Lincolnton, North Carolina	Cut-off Date Principal Balance	$33,500,000
Property Type	Industrial	Cut-off Date Principal Balance per SF	$33.50
Size (SF)	1,000,000	Percentage of Initial Pool Balance	3.2%
Total Occupancy as of 12/15/2016	100.0%	Number of Related Mortgage Loans	None
Owned Occupancy as of 12/15/2016	100.0%	Type of Security	Fee Simple
Year Built / Latest Renovation	2004 / 2005, 2007, 2013	Mortgage Rate	4.9780%
Appraised Value	$56,400,000	Original Term to Maturity (Months)	120
		Original Amortization Term (Months)	NAP
		Original Interest Only Period (Months)	120
		Borrower Sponsor(1)	William G. Bloodgood and David P. Mileski
Underwritten Revenues	$3,324,688
Underwritten Expenses	$33,247	Escrows
Underwritten Net Operating Income (NOI)	$3,291,442		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$3,008,442	Taxes	$0	$0
Cut-off Date LTV Ratio	59.4%	Insurance	$0	$0
Maturity Date LTV Ratio	59.4%	Replacement Reserves(2)	$0	$12,500
DSCR Based on Underwritten NOI / NCF	1.95x / 1.78x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	9.8% / 9.0%	Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$33,500,000	60.0%	Purchase Price	$55,700,000	99.8%
Sponsor Equity Contribution	22,323,219	40.0	Closing Costs	123,219	0.2

Total Sources	$55,823,219	100.0%	Total Uses	$55,823,219	100.0%

(1)	William G. Bloodgood and David P. Mileski are the non-recourse carveout guarantors under the RSI Distribution Center Loan.

(2)	Replacement reserve is capped at $300,000.

The following table presents certain information relating to the major tenants at the RSI Distribution Center Property:

Largest Tenant Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
RSI Home Products, Inc.	NR / B1 / B+	1,000,000	100.0%	$3,499,672	100.0%	$3.50	8/31/2029	2, 5-year options
Largest Owned Tenant		1,000,000	100.0%	$3,499,672	100.0%	$3.50
Vacant Spaces (Owned Space)		0	0.0	0	0.0	0.00
Totals/Wtd. Avg. Tenant		1,000,000	100.0%	$3,499,672	100.0%	$3.50

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

RSI DISTRIBUTION CENTER

The following table presents certain information relating to the lease rollover schedule at the RSI Distribution Center Property based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Leases
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2017	0	0.0	0.0%	0	0.0	0.00	0
2018	0	0.0	0.0%	0	0.0	0.00	0
2019	0	0.0	0.0%	0	0.0	0.00	0
2020	0	0.0	0.0%	0	0.0	0.00	0
2021	0	0.0	0.0%	0	0.0	0.00	0
2022	0	0.0	0.0%	0	0.0	0.00	0
2023	0	0.0	0.0%	0	0.0	0.00	0
2024	0	0.0	0.0%	0	0.0	0.00	0
2025	0	0.0	0.0%	0	0.0	0.00	0
2026	0	0.0	0.0%	0	0.0	0.00	0
2027	0	0.0	0.0%	0	0.0	0.00	0
2028 & Thereafter	1,000,000	100.0	100.0%	3,499,672	100.0	3.50	1
Vacant	0	0.0	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	1,000,000	100.0%		$3,499,672	100.0%	$3.50	1

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The following table presents certain information relating to historical occupancy at the RSI Distribution Center Property:

Historical Leased %(1)

2013	2014	2015	As of 12/15/2016
100.0%	100.0%	100.0%	100.0%

(1)	As provided by the borrower and reflects occupancy for the indicated year ended December 31 unless specified otherwise.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the RSI Distribution Center Property:

Cash Flow Analysis(1)

	Underwritten(1)	Underwritten $ per SF
Base Rental Revenue	$3,499,672	$3.50
Gross Revenue	$3,499,672	$3.50
Vacancy Loss	(174,984)	(0.17)
Effective Gross Revenue	$3,324,688	$3.32
Management Fee(2)	33,247	0.03
Total Operating Expenses	$33,247	$0.03

Net Operating Income	$3,291,442	$3.29
TI/LC	133,000	0.13
Replacement Reserves	150,000	0.15
Net Cash Flow	$3,008,442	$3.01

(1)	Underwritten cash flow based on contractual rents as of December 15, 2016 and contractual rent steps through February 28, 2018.

(2)	Management fee is the contractual management fee of 1%.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

AMA PLAZA

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1		Loan Seller	GSMC
Location (City/State)	Chicago, Illinois		Cut-off Date Principal Balance(6)	$30,000,000
Property Type	Office		Cut-off Date Principal Balance per SF(2)	$116.12
Size (SF)	1,119,503		Percentage of Initial Pool Balance	2.8%
Total Occupancy as of 10/1/2016	86.7%		Number of Related Mortgage Loans	None
Owned Occupancy as of 10/1/2016	86.7%		Type of Security(3)	Fee Simple and Leasehold
Year Built / Latest Renovation	1971 / 2000, 2011-2015		Mortgage Rate	2.61335%
Appraised Value	$477,000,000		Original Term to Maturity (Months)	60
			Original Amortization Term (Months)	NAP
			Original Interest Only Period (Months)	60
			Borrower Sponsor(1)	BCSP VII Investments, L.P.
Underwritten Revenues	$42,284,293
Underwritten Expenses	$17,493,124	Escrows
Underwritten Net Operating Income (NOI)	$24,791,170		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$23,112,676	Taxes	$0	$0
Cut-off Date LTV Ratio(2)	27.3%	Insurance	$0	$0
Maturity Date LTV Ratio(2)	27.3%	Replacement Reserves	$0	$0
DSCR Based on Underwritten NOI / NCF(2)	7.20x / 6.71x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF(2)	19.1% / 17.8%	Other(4)	$5,954,009	$0

Sources and Uses
Sources	$	%	Uses	$	%
Senior Loan Amount	$130,000,000	27.4%	Purchase Price	$467,500,000	98.7%
Subordinate Companion Loan Amount	174,000,000	36.7	Reserves	5,954,009	1.3
Sponsor Equity Contribution	94,764,916	20.0	Closing Costs	310,907	0.1
Preferred Equity(5)	75,000,000	15.8

Total Sources	$473,764,916	100.0%	Total Uses	$473,764,916	100.0%

(1)	BCSP VII Investments, L.P. is the non-recourse carveout guarantor under the AMA Plaza Loan.

(2)	Calculated based on the pari passu senior loans as set forth in the table below.

(3)	The collateral for the AMA Plaza whole loan includes the fee simple interest in certain floors of the office building at 330 North Wabash Avenue and the leasehold interest in the associated parking garage located at 401 North State Street. The collateral excludes the portion of 330 North Wabash Avenue that is owned by the Langham Hotel (floors 2-13 and a portion of the hotel lobby). The improvements at the AMA Plaza Property are owned in separate fee simple title air rights, parcels that are governed by a reciprocal easement agreement governing ingress and egress rights and other common areas.

(4)	Upfront other reserve represents reserve for unfunded obligations (approximately $3.1 million for tenant improvements and approximately $2.9 million for free rent).

(5)	Metropolitan Life Insurance Company is the preferred equity investor.

(6)	The Cut-off Date Principal Balance of $30,000,000 represents the non-controlling note A-2 of a $130,000,000 whole loan evidenced by two pari passu notes. The controlling note A-1 represents a Cut-off Date Principal Balance of $100,000,000 and was contributed to GSMS 2016-GS4.

See the AMA Plaza total debt capital structure table below. The relationship among the holders of the AMA Plaza Loan and the related companion loans is governed by a co-lender agreement as described under “Description of the Mortgage Pool–The Whole Loans–AMA Plaza Whole Loan” in the Preliminary Prospectus.

(1)	Represents the approximate initial weighted average interest rates of the underlying loan components.

(2)	The AMA Plaza Subordinate Companion Loan C was held initially by SHBNPP Global Professional Investment Type Private Real Estate Investment Trust No. 6 as of November 30, 2016.

(3)	Implied borrower sponsor equity is based on the Appraised Value of $477,000,000.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

AMA PLAZA

The following table presents certain information relating to office and retail tenants at the AMA Plaza Property:

Ten Largest Tenants Based on Underwritten Base Rent

Tenant Name	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
American Medical Association(1)	289,452	25.9%	$8,388,319	35.1%	$28.98	8/31/2028	2, 5-year options
Latham & Watkins	143,475	12.8	3,734,654	15.6	26.03	3/31/2029	2, 5-year options
SmithBucklin Corporation(2)	115,129	10.3	2,417,709	10.1	21.00	12/31/2027	1, 5-year option
BDO USA	66,540	5.9	1,927,834	8.1	28.97	7/31/2027	1, 5-year option
Swanson Martin & Bell	78,935	7.1	1,308,343	5.5	16.57	5/31/2022	1, 5-year option
Burke Warren	58,676	5.2	1,295,445	5.4	22.08	12/31/2024	1, 5-year option
Enlivant	30,422	2.7	855,620	3.6	28.13	11/30/2025	1, 5-year option
Thornton Tomasetti	30,709	2.7	693,785	2.9	22.59	12/31/2023	1, 5-year option
Aronberg Goldgehn	31,455	2.8	676,283	2.8	21.50	4/30/2023	1, 5-year option
Patton & Ryan	23,252	2.1	674,308	2.8	29.00	1/31/2024	N/A
Ten Largest Tenants	868,045	77.5%	$21,972,299	91.8%	$25.31
Remaining Tenants	103,062	9.2	1,956,243	8.2	18.98
Vacant Space	148,396	13.3	0	0.0	0.00
Totals / Wtd. Avg. Tenants	1,119,503	100.0%	$23,928,542	100.0%	$24.64

(1)	American Medical Association has a one-time right to terminate its lease in September 2025.

(2)	SmithBucklin Corporation has a one-time right to terminate its lease, with 12 months’ notice, in June 2025.

The following table presents certain information relating to the lease rollover schedule based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent(2)	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Leases
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2017	10,124	0.9	0.9%	107,922	0.5	10.66	1
2018	15,161	1.4	2.3%	345,699	1.4	22.80	2
2019(2)	6,526	0.6	2.8%	0	0.0	0.00	1
2020	12,791	1.1	4.0%	480,704	2.0	37.58	2
2021	0	0.0	4.0%	0	0.0	0.00	0
2022	78,935	7.1	11.0%	1,308,343	5.5	16.57	1
2023	62,164	5.6	16.6%	1,370,067	5.7	22.04	2
2024	118,475	10.6	27.2%	2,766,951	11.6	23.35	5
2025	30,422	2.7	29.9%	855,620	3.6	28.13	1
2026	7,339	0.7	30.5%	224,720	0.9	30.62	1
2027	181,669	16.2	46.8%	4,345,543	18.2	23.92	2
2028 & Thereafter(3)	447,501	39.9	86.7%	12,122,973	50.7	27.09	2
Vacant	148,396	13.3	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	1,119,503	100.0%		$23,928,542	100.0%	$24.64	20

(1)	Calculated based on approximate square footage occupied by each tenant.

(2)	Includes Riverview Realty Partners (6,526 SF), with no base rent attributed.

(3)	Includes a fitness center (5,234 SF), café (Compass Group) (4,280 SF), management office (3,516 SF) and a conference center (1,544 SF) with no underwritten base rent attributed.

The following table presents certain information relating to historical occupancy at the AMA Plaza Property:

Historical Leased %(1)

2013	2014	2015	TTM 6/30/2016	As of 10/1/2016
61.6%	89.7%	94.6%	93.4%	86.7%

(1)	As provided by the borrower and reflects average occupancy for the indicated year ended December 31 unless specified otherwise.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

AMA PLAZA

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to historical operating performance and the Underwritten Net Cash Flow at AMA Plaza Property:

Cash Flow Analysis(1)

	2013	2014	2015	TTM 6/30/2016	T3 12/3/2016	Underwritten(2)	Underwritten $ per SF
Base Rental Revenue	$11,496,477	$20,901,625	$22,738,998	$23,071,662	$5,832,311	$23,928,542	$21.37
Other Rental Revenue	264,089	297,054	290,757	228,334	223,249	228,334	0.20
Total Reimbursement Revenue	6,724,066	5,914,893	9,692,173	12,594,528	3,528,215	13,993,449	12.50
Mkt. Revenue from Vacant Units	0	0	0	0	0	5,943,372	5.31
Parking Revenue	1,887,026	2,436,018	2,898,502	2,840,362	1,016,424	2,840,362	2.54
Other Revenue(3)	1,042,647	1,528,881	1,234,654	1,293,606	229,022	1,293,606	1.16
Gross Revenue	$21,414,305	$31,078,470	$36,855,084	$40,028,492	$10,829,221	$48,227,665	$43.08
Vacancy Loss	0	0	0	0	0	(5,943,372)	(5.31)
Effective Gross Revenue	$21,414,305	$31,078,470	$36,855,084	$40,028,492	$10,829,221	$42,284,293	$37.77
Real Estate Taxes	4,027,913	2,678,616	5,881,078	5,723,205	66,082	5,146,661	4.60
Insurance	312,944	279,601	213,522	193,505	60,323	226,300	0.20
Utilities	2,992,557	2,688,334	2,653,248	2,563,548	466,604	2,563,548	2.29
Repairs & Maintenance	3,204,457	3,062,878	3,119,620	2,939,492	657,148	2,939,492	2.63
Janitorial	1,389,300	1,946,418	2,074,458	2,098,312	520,486	2,098,312	1.87
Management Fee(4)	578,630	582,524	897,086	1,241,602	431,836	1,000,000	0.89
Payroll (Office, Security, Maintenance)	887,423	909,421	904,121	892,527	542,468	892,527	0.80
Advertising	106,069	113,348	91,792	90,088	0	90,088	0.08
Professional Fees	431,692	371,131	331,781	322,708	0	322,708	0.29
Other Expenses	1,991,923	1,943,554	1,969,701	1,992,824	844,994	1,992,824	1.78
Ground Rent	220,664	220,664	220,664	220,664	36,777	220,664	0.20
Total Operating Expenses	16,143,571	14,796,490	18,357,072	18,278,475	3,626,718	17,493,124	15.63
Net Operating Income	$5,270,735	$16,281,980	$18,498,011	$21,750,017	$7,202,504	$24,791,170	$22.14
Tenant Improvements	0	0	0	0	0	699,309	0.62
Leasing Commissions	0	0	0	0	0	699,309	0.62
Replacement Reserves	0	0	0	0	0	279,876	0.25
Net Cash Flow	$5,270,735	$16,281,980	$18,498,011	$21,750,017	$7,202,504	$23,112,676	$20.65

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, free rent, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten cash flow is based on contractual rents as of October 1, 2016 and contractual rent steps through October 31, 2017.

(3)	TTM Other Revenue includes antenna income and other miscellaneous rental income.

(4)	Underwritten management fee equal to 3.0% of Gross Revenues, capped at $1,000,000.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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NORTH RUN BUSINESS PARK

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	GSMC
Location (City/State)	Richmond, Virginia	Cut-off Date Principal Balance	$28,000,000
Property Type	Mixed Use	Cut-off Date Principal Balance per SF	$72.74
Size (SF)	384,914	Percentage of Initial Pool Balance	2.6%
Total Occupancy as of 12/2/2016(1)	81.8%	Number of Related Mortgage Loans	None
Owned Occupancy as of 12/2/2016(1)	81.8%	Type of Security	Fee Simple
Year Built / Latest Renovation	1987,1988,1990,1999 / NAP	Mortgage Rate	5.4700%
Appraised Value	$36,300,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	360
Original Interest Only Period (Months)	12
Borrower Sponsor(4)	Ronald J. Cohen
Underwritten Revenues	$3,982,844
Underwritten Expenses	$763,749	Escrows
Underwritten Net Operating Income (NOI)	$3,219,095	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$2,834,181	Taxes	$59,273	$19,758
Cut-off Date LTV Ratio(2)	74.6%	Insurance	$5,818	$2,909
Maturity Date LTV Ratio(3)	62.6%	Replacement Reserves	$450,000	$4,811
DSCR Based on Underwritten NOI / NCF	1.69x / 1.49x	TI/LC	$800,000	$27,265
Debt Yield Based on Underwritten NOI / NCF	11.5% / 10.1%	Other(5)	$597,842	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$28,000,000	73.1%	Purchase Price	$36,100,000	94.2%
Principal’s New Cash Contribution	6,825,331	17.8	Reserves	1,912,934	5.0
Mezzanine Loan Amount(6)	3,500,000	9.1	Closing Costs	312,397	0.8

Total Sources	$38,325,331	100.0%	Total Uses	$38,325,331	100.0%

(1)	Total Occupancy and Owned Occupancy includes three tenants (The Goulet Pen Company (23,494 SF), Associated Builders and Contractors, Inc. (7,032 SF) and Chosencorps, LLC dba Premier Financial Alliance (2,553 SF) that have executed leases but have not yet taken occupancy or begun paying rent. We cannot assure you that these tenants will take occupancy or begin paying rent as anticipated or at all. Total Occupancy and Owned Occupancy excluding these tenants are both 73.2%.

(2)	The Cut-off Date LTV Ratio is based on the “hypothetical as-is” appraised value of $37,550,000 which was based on the condition that reserves for capital expenditures ($450,000) and TI/LCs ($800,000) were pre-funded. The Cut-off Date LTV Ratio calculated on the basis of the “as-is” appraised value of $36,300,000 without taking into account the required reserves is 77.1%

(3)	The Maturity Date LTV Ratio is calculated based on the “prospective value – as stabilized” appraised value of $38,250,000 which was based on the condition that reserves for capital expenditures ($450,000) and TI/LCs ($800,000) were pre-funded and the property reaches a stabilized occupancy of 88.0%. The Maturity Date LTV Ratio calculated on the basis of (i) the “hypothetical as-is” appraised value ($37,550,000) is 63.8% and (ii) the “as-is” appraised value ($36,300,000) without taking into account the required reserves is 66.0%.

(4)	Ronald J. Cohen is the non-recourse carveout guarantor under the North Run Business Park Loan.

(5)	Other upfront reserves include: (i) a $30,030 deferred maintenance reserve, (ii) a $567,812 unfunded obligations reserve for outstanding tenant allowance and leasing commissions.

(6)	Represents $3.5 million of mezzanine debt. An unaffiliated third-party, funded the mezzanine loan. See “Description of the Mortgage Pool --Additional Indebtedness -- Mezzanine Indebtedness” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

NORTH RUN BUSINESS PARK

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the North Run Business Park Property:

Ten Largest Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Enthalpy Analytical(2)	NR / NR / NR	52,180	13.6%	$606,633	17.3%	$11.63	12/31/2022	2, 5-year options
Advisory Board Company, Inc.	NR / NR / NR	31,744	8.2	398,705	11.4	12.56	4/30/2023	1, 1-year option
NCI Information Systems, Inc.	NR / NR / NR	29,024	7.5	369,476	10.5	12.73	10/31/2017	1, 3-year option
US Geological Survey (GSA)	AAA / Aaa / AA+	15,420	4.0	232,894	6.6	15.10	10/22/2018	NA
The Goulet Pen Company	NR / NR / NR	23,494	6.1	217,320	6.2	9.25	4/30/2025	1, 5-year option
Above The Bar Gymnastics Academy	NR / NR / NR	15,247	4.0	129,600	3.7	8.50	2/28/2019	NA
CSC Government Solution(3)	NR / NR / NR	9,904	2.6	117,065	3.3	11.82	11/30/2020	1, 3-year option
EdgeConneX Richmond Holding	NR / NR / NR	18,057	4.7	114,481	3.3	6.34	6/30/2025	2, 1-year options
Partners Pharmacy of VA (4)	NR / NR / NR	10,540	2.7	113,437	3.2	10.76	7/31/2023	1, 5-year option
Department of Labor and Industry	NR / NR / NR	6,737	1.8	103,058	2.9	15.30	11/30/2023	(5)
Largest Tenants		212,347	55.2%	$2,402,668	68.5%	$11.31
Remaining Owned Tenants		102,641	26.7	1,103,527	31.5	10.75
Vacant Spaces (Owned Space)		69,926	18.2	0	0.0	0.00
Totals / Wtd. Avg. Tenants		384,914	100.0%	$3,506,195	100.0%	$11.13

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)	Enthalpy Analytical has a right of first refusal to lease any space in the North Run Business Park Property that is contiguous with its leased premises. Enthalpy Analytical has one-time option to terminate its lease with written notice to landlord and payment of termination fee equal to $807,041, no later than last day of 78th month original term. Termination to be effective on the last day of 90th full month of original term.

(3)	CSC Government Solution has a one-time option to terminate its lease with written notice by April 30, 2018 and payment of a termination fee.

(4)	Partners Pharmacy of VA, LLC has a one-time (but not ongoing) right of first refusal to lease space that is currently occupied but subsequently becomes available, which is adjacent to the Relocation Premises. Tenant has one-time right to terminate lease with written notice to landlord at least 1-year prior to November 30, 2020.

(5)	Department of Labor and Industry lease is automatically renewed from year-to-year at the last payable rent. During any renewal term, the tenant, at its option, may terminate its lease at any time upon at least 3-months written notice to landlord.

The following table presents certain information relating to the lease rollover schedule at the North Run Business Park Property based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Leases
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2017	35,447	9.2	9.2%	444,432	12.7	12.54	2
2018	68,561	17.8	27.0%	764,447	21.8	11.15	10
2019	17,244	4.5	31.5%	149,785	4.3	8.69	2
2020	20,968	5.4	36.9%	241,235	6.9	11.50	4
2021	20,246	5.3	42.2%	255,061	7.3	12.60	3
2022	61,950	16.1	58.3%	704,236	20.1	11.37	3
2023	49,021	12.7	71.0%	615,199	17.5	12.55	4
2024	0	0.0	71.0%	0	0.0	0.00	0
2025	41,551	10.8	81.8%	331,801	9.5	7.99	2
2026	0	0.0	81.8%	0	0.0	0.00	0
2027	0	0.0	81.8%	0	0.0	0.00	0
2028 &Thereafter	0	0.0	81.8%	0	0.0	0.00	0
Vacant	69,926	18.2	100.0%	0	0.0	0.00	0
Total	384,914	100.0%		$ 3,506,195	100.0%	$11.13	30

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

NORTH RUN BUSINESS PARK

The following table presents certain information relating to historical occupancy at the North Run Business Park Property:

Historical Leased %(1)

2013	2014	2015	2016	As of 12/2/2016
82.7%	87.1%	85.8%	81.0%	81.8%

(1)	As provided by the borrower and reflects average occupancy for the indicated year ended December 31 unless specified otherwise.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the North Run Business Park Property:

Cash Flow Analysis(1)

	2013	2014	2015	2016	Underwritten(2)	Underwritten $ per SF
Base Rent	$3,281,457	$3,514,490	$3,618,260	$3,478,540	$3,506,195	$9.11
Contractual Rent Steps	0	0	0	0	19,685	0.05
Total Reimbursable	516,527	521,930	539,894	530,652	456,964	1.19
Market Revenue from Vacant Units	0	0	0	0	923,275	2.40
Other Revenue	13,104	20,550	19,656	9,828	0	0.00
Gross Revenue	$3,811,088	$4,056,970	$4,177,810	$4,019,020	$4,906,119	$12.75
Less Vacancy	(79,494)	(36,777)	(120,507)	(219,855)	(923,275)	(2.40)
Credit Loss	(1,931)	1,596	(58,867)	0	0	0.00
Effective Gross Revenue	$3,729,663	$4,021,789	$3,998,436	$3,799,165	$3,982,844	$10.35
Real Estate Taxes	231,823	242,482	247,025	227,413	230,187	0.60
Insurance	21,388	21,536	20,907	18,410	34,904	0.09
Utilities	115,108	120,009	111,517	108,659	108,659	0.28
Repairs & Maintenance	272,472	193,538	157,489	157,828	157,828	0.41
Janitorial	53,296	52,559	52,517	53,242	53,242	0.14
Management Fee	90,642	98,186	100,783	91,060	89,614	0.23
Payroll	613	762	894	898	898	0.00
Other Expenses	105,002	127,886	117,306	88,417	88,417	0.23
Total Operating Expenses	$890,344	$856,958	$808,438	$745,927	$763,749	$1.98

Net Operating Income	$2,839,319	$3,164,831	$3,189,998	$3,053,238	$3,219,095	$8.36
TI/LC	0	0	0	0	327,177	0.85
Capital Expenditures	0	0	0	0	57,737	0.15
Net Cash Flow	$2,839,319	$3,164,831	$3,189,998	$3,053,238	$2,834,181	$7.36

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments, TI/LC, capital expenditures and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten cash flow based on contractual rents as of December 2, 2016 and contractual rent steps through February 28, 2018.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

SUMMARY OF CERTAIN RISK FACTORS

Investors should review the Preliminary Prospectus and the Registration Statement, including the description of risk factors contained in the Preliminary Prospectus and the Registration Statement, prior to making a decision to invest in the certificates offered by this Term Sheet. The Preliminary Prospectus and the Registration Statement will include more complete descriptions of the risks described below as well as additional risks relating to, among other things, risks related to specific mortgage loans and specific property types. Any decision to invest in the offered certificates should be made after reviewing the Preliminary Prospectus and the Registration Statement, conducting such investigations as the investor deems necessary and consulting the investor’s own legal, accounting and tax advisors in order to make an independent determination of the suitability and consequences of an investment in the offered certificates. Capitalized terms used but not defined in this Term Sheet have the respective meanings assigned to such terms in the Preliminary Prospectus or, if not defined therein, in the Registration Statement.

■	The Volatile Economy, Credit Crisis and Downturn in the Real Estate Market Have Adversely Affected and May Continue to Adversely Affect the Value of CMBS

—	In recent years, the real estate and securitization markets, including the market for commercial mortgage-backed securities (“CMBS”), as well as global financial markets and the economy generally, experienced significant dislocations, illiquidity and volatility. We cannot assure you that a dislocation in the CMBS market will not re-occur or become more severe.

■	The Offered Certificates May Not Be A Suitable Investment for You

—	The offered certificates are not suitable investments for all investors. In particular, you should not purchase any class of offered certificates unless you understand and are able to bear the risk that the yield to maturity and the aggregate amount and timing of distributions on the offered certificates are subject to material variability from period to period and give rise to the potential for significant loss over the life of the offered certificates.

—	An investment in the offered certificates should be considered only by sophisticated institutional investors with substantial investment experience with similar types of securities and who have conducted appropriate due diligence on the mortgage loans and the offered certificates.

■	The Offered Certificates Are Limited Obligations

—	The offered certificates, when issued, will represent beneficial interests in the issuing entity. The offered certificates will not represent an interest in, or obligation of, the sponsor, the depositor, the master servicer, the special servicers, the operating advisor, the asset representations reviewer, the certificate administrator, the trustee, the underwriters, or any of their respective affiliates, or any other person.

—	The primary assets of the issuing entity will be the notes evidencing the mortgage loans, and the primary security and source of payment for the mortgage loans will be the mortgaged properties and the other collateral described in the Preliminary Prospectus. Payments on the offered certificates are expected to be derived from payments made by the borrowers on the mortgage loans.

■	Mortgage Loans Are Nonrecourse and Are Not Insured or Guaranteed

—	The mortgage loans are not insured or guaranteed by any person or entity, governmental or otherwise.

—	Investors should treat each mortgage loan as a nonrecourse loan. If a default occurs, recourse generally may be had only against the specific properties and other assets that have been pledged to secure the loan. Consequently, payment prior to maturity is dependent primarily on the sufficiency of the net operating income of the mortgaged property. Payment at maturity is primarily dependent upon the market value of the mortgaged property and the borrower’s ability to sell or refinance the mortgaged property.

■	The Offered Certificates May Have Limited Liquidity and the Market Value of the Offered Certificates May Decline

—	Your certificates will not be listed on any national securities exchange or traded on any automated quotation systems of any registered securities association, and there is currently no secondary market for your certificates. While we have been advised by the underwriters that one or more of them, or one or more of their affiliates, currently intend to make a market in the offered certificates, none of the underwriters has any obligation to do so, any market-making may be discontinued at any time, and we cannot assure you that an active secondary market for the offered certificates will develop.

—	The market value of the offered certificates will also be influenced by the supply of and demand for CMBS generally. The supply of CMBS will depend on, among other things, the amount of commercial and multifamily mortgage loans, whether newly originated or held in the portfolios that are available for securitization.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

SUMMARY OF CERTAIN RISK FACTORS (continued)

■	Legal and Regulatory Provisions Affecting Investors Could Adversely Affect the Liquidity of the Offered Certificates

—	We make no representation as to the proper characterization of the offered certificates for legal investment, financial institution regulatory, financial reporting or other purposes, as to the ability of particular investors to purchase the offered certificates under applicable legal investment or other restrictions or as to the consequences of an investment in the offered certificates for such purposes or under such restrictions. Changes in federal banking and securities laws and other laws and regulations may have an adverse effect on issuers, investors, or other participants in the asset-backed securities markets including the CMBS market. While the general effects of such changes are uncertain, regulatory or legislative provisions applicable to certain investors may have the effect of limiting or restricting their ability to hold or acquire CMBS, which in turn may adversely affect the ability of investors in the offered certificates who are not subject to those provisions to resell their certificates in the secondary market.

—	Investors should be aware of the risk retention and due diligence requirements in Europe (the “EU Risk Retention and Due Diligence Requirements”) which currently apply, or are expected to apply in the future, in respect of various types of European Union regulated investors including credit institutions, authorized alternative investment fund managers, investment firms, insurance and reinsurance undertakings and UCITS funds. Amongst other things, such requirements restrict an investor who is subject to the EU Risk Retention and Due Diligence Requirements from investing in securitizations unless: (i) the originator, sponsor or original lender in respect of the relevant securitization has explicitly disclosed that it will retain, on an on-going basis, a net economic interest of not less than five percent in respect of certain specified credit risk tranches or securitized exposures; and (ii) such investor is able to demonstrate that they have undertaken certain due diligence in respect of various matters including but not limited to its note position, the underlying assets and (in the case of certain types of investors) the relevant sponsor or originator. Failure to comply with one or more of the requirements may result in various penalties including, in the case of those investors subject to regulatory capital requirements, the imposition of a punitive capital charge on the certificates acquired by the relevant investor.

On 30 September 2015, the European Commission published a proposal to amend the EU Risk Retention and Due Diligence Requirements (the “Draft CRR Amendment Regulation”) and a proposed regulation relating to a European framework for simple, transparent and standardized securitization (such proposed regulation, including any implementing regulation, technical standards and official guidelines related thereto, the “Securitization Framework” and, together with the Draft CRR Amendment Regulation, the “Securitization Regulation”) which would, amongst other things, re-cast the European Union risk retention rules as part of wider changes to establish a “Capital Markets Union” in Europe. The Presidency of the Council of Ministers of the European Union has also published compromise proposals concerning the Securitization Regulation. The Securitization Regulation will need to be considered, finalized and adopted by the European Parliament and Council of Ministers. It is unclear at this time when the Securitization Regulation will become effective. Investors should be aware that there are material differences between the current EU Risk Retention and Due Diligence Requirements and the Securitization Regulation. The Securitization Regulation may also enter into force in a form that differs from the published proposals and drafts.

None of the sponsor, the depositor or the issuing entity intends to retain a material net economic interest in the securitization constituted by the issue of the offered certificates in accordance with the EU Risk Retention and Due Diligence Requirements or to take any other action which may be required by EEA-regulated investors for the purposes of their compliance with the EU Risk Retention and Due Diligence Requirements or similar requirements. Consequently, the offered certificates are not a suitable investment for EEA credit institutions, investment firms or the other types of EEA regulated investors mentioned above. As a result, the price and liquidity of the offered certificates in the secondary market may be adversely affected. EEA-regulated investors are encouraged to consult with their own investment and legal advisors regarding the suitability of the offered certificates for investment.

—	Recent changes in federal banking and securities laws, including those resulting from the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) enacted in the United States, may have an adverse effect on issuers, investors, or other participants in the asset-backed securities markets. In particular, new capital regulations were issued by the U.S. banking regulators in July 2013; these regulations implement the increased capital requirements established under the Basel Accord and are being phased in over time. These new capital regulations eliminate reliance on credit ratings and otherwise alter, and in most cases increase, the capital requirements imposed on depository institutions and their holding companies, including with respect to ownership of asset -backed securities such as CMBS. Further changes in capital requirements have been announced by the Basel Committee on Banking Supervision and it is uncertain when such changes will be implemented in the United States. When fully implemented in the United States, these changes may have an adverse effect with respect to investments in asset-backed securities, including CMBS. As a result of these regulations, investments in CMBS such as the Certificates by financial institutions subject to bank capital regulations may result in greater capital charges to these financial institutions and these new regulations may otherwise adversely affect the treatment of CMBS for their regulatory capital purposes.

Regulations were adopted on December 10, 2013 to implement Section 619 of the Dodd Frank Act (such statutory provision together with such implementing regulations, the “Volcker Rule”). The Volcker Rule generally prohibits “banking entities” (which is broadly defined to include U.S. banks and bank holding companies and many non-U.S. banking entities, together with their respective subsidiaries and other affiliates) from (i) engaging in proprietary trading, (ii) acquiring or retaining an ownership interest in or sponsoring a “covered fund” and (iii) entering into certain relationships with such funds. The Volcker Rule became effective on July 21, 2012, and final regulations implementing the Volcker Rule were adopted on December 10, 2013. Banking entities are required to be in conformance with the Volcker Rule by July 21, 2015, although ownership interests or sponsorships in covered funds in existence prior to December 31, 2013 are not required to be brought into conformance until July 21, 2017 (with the possibility of an additional five-year extension for certain illiquid funds). Prior to the applicable conformance date expiration, banking entities must make good faith efforts to conform their activities and investments to the Volcker Rule. Under the Volcker Rule, unless otherwise jointly determined otherwise by specified federal regulators, a “covered fund” does not include an issuer that may rely on an exclusion or exemption from the definition of “investment company” under the Investment Company Act other than the exclusions contained in Section 3(c)(1) and Section 3(c)(7) of the Investment Company Act.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

SUMMARY OF CERTAIN RISK FACTORS (continued)

The issuing entity will be relying on an exclusion or exemption under the Investment Company Act contained in Section 3(c)(5) of the Investment Company Act or Rule 3a-7 under the Investment Company Act, although there may be additional exclusions or exemptions available to the issuing entity. The issuing entity is being structured so as not to constitute a “covered fund” for purposes of the Volcker Rule. The general effects of the Volcker Rule remain uncertain. Any prospective investor in the certificates, including a U.S. or foreign bank or a subsidiary or other bank affiliate, should consult its own legal advisors regarding such matters and other effects of the Volcker Rule.

—	The Financial Accounting Standards Board has adopted changes to the accounting standards for structured products. These changes, or any future changes, may affect the accounting for entities such as the issuing entity, could under certain circumstances require an investor or its owner generally to consolidate the assets of the issuing entity in its financial statements and record third parties’ investments in the trust fund as liabilities of that investor or owner or could otherwise adversely affect the manner in which the investor or its owner must report an investment in CMBS for financial reporting purposes.

—	For purposes of the Secondary Mortgage Market Enhancement Act of 1984, as amended, no class of offered certificates will constitute “mortgage related securities”.

—	In addition, this transaction is structured to comply with the Credit Risk Retention Rules as and to the extent set forth under “Credit Risk Retention” in the Preliminary Prospectus. We cannot assure you that the sponsor or the retaining third-party purchaser will at all times satisfy such credit risk retention requirements. At this time, it is unclear what effect a failure of the sponsor or the retaining third party purchaser to be in compliance with the Credit Risk Retention Rules at any time will have on the certificateholders or the market value or liquidity of the certificates.

■	Commercial, Multifamily and Manufactured Housing Community Lending is Dependent Upon Net Operating Income

—	The repayment of the mortgage loans in the pool (or related whole loans) will be dependent upon the ability of the related mortgaged properties to produce cash flow through the collection of rents. However, net operating income can be volatile and may be insufficient to cover debt service on a mortgage loan (or related whole loan) at any given time. The performance and/or value of a particular income-producing real property will depend on a number of variables, including but not limited to property type, geographic location, competition and sponsorship.

■	Risks Resulting from Various Concentrations

—	The performance of the pool of mortgage loans may be adversely impacted as a result of (i) mortgage loans that account for a disproportionately large percentage of the pool’s aggregate principal balance, (ii) a concentration of mortgage loans secured by the same mortgaged property types, (iii) a concentration of mortgage loans secured by mortgaged properties located in a particular geographic area, (iv) a concentration of mortgage loans secured by mortgaged properties with the same tenant(s) and (v) a concentration of mortgage loans with the same borrower or related borrowers. The effect of loan pool losses will be more severe if the losses relate to mortgage loans that account for a disproportionately large percentage of the pool’s aggregate principal balance. Likewise, mortgaged properties in which a single tenant makes up a significant portion of the rental income are more susceptible to interruptions of cash flow if that tenant’s business operations are negatively impacted or if such tenant fails to renew its lease.

—	A concentration of related borrowers, mortgaged property types, tenant occupancy or mortgaged properties in similar geographic regions can pose increased risks because a decline in the financial condition of the corporate family of the related borrowers, in a particular industry or business or in a particular geographic area would have a disproportionately large impact on the pool of mortgage loans.

■	Borrower May Be Unable To Repay Remaining Principal Balance on Maturity

—	Mortgage loans (or whole loans) with substantial remaining principal balances at their stated maturity date involve greater risk than fully-amortizing mortgage loans. This is because the borrower may be unable to repay the loan at that time. A borrower’s ability to repay a mortgage loan (or whole loan) on its stated maturity date typically will depend upon its ability either to refinance the mortgage loan (or whole loan) or to sell the mortgaged property at a price sufficient to permit repayment.

■	The Timing of Prepayments and Repurchases May Change Your Anticipated Yield

—	We are not aware of any relevant publicly available or authoritative statistics with respect to the historical prepayment experiences of commercial mortgage loans, including both voluntary prepayments, if permitted, and involuntary prepayments, such as prepayments resulting from casualty or condemnation, application of reserve funds, defaults and liquidations or repurchases upon breaches of representations and warranties or material document defects or purchases by a mezzanine lender, if any, pursuant to a purchase option or sales of defaulted mortgage loans.

—	Any changes in the weighted average lives of your certificates may adversely affect your yield.

—	The sponsor is the sole warranting party in respect of the mortgage loans sold by the sponsor to the depositor and the sole party with repurchase/substitution obligations in connection with a material breach of representation and warranty or a material document deficiency. We cannot assure you that the sponsor will repurchase or substitute any mortgage loan sold by it in connection with either a material breach of the sponsor’s representations and warranties or any material document defects.

■	Litigation Regarding the Mortgaged Properties or Borrowers May Impair Your Distributions

—	There may be pending or threatened legal proceedings against the borrowers and the managers of the mortgaged properties and their respective affiliates arising out of their ordinary business. Any such litigation may materially impair distributions to certificateholders and the retained interest owner if borrowers must use property income to pay judgments or litigation costs. We cannot assure you that any litigation or any settlement of any litigation will not have a material adverse effect on your investment.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

SUMMARY OF CERTAIN RISK FACTORS (continued)

■	Appraisals May Not Reflect Current or Future Market Value of Each Property

—	Appraisals were obtained with respect to each of the mortgaged properties at or about the time of origination of the applicable mortgage loan by the related originator, or at or around the time of the acquisition of the mortgage loan by the sponsor. In general, appraisals represent the analysis and opinion of qualified appraisers and are not guarantees of present or future value.

—	Prospective investors should consider that the information set forth in this Term Sheet regarding appraised values or loan-to-value ratios may not accurately reflect past, present or future market values of the mortgaged properties. Additionally, with respect to the appraisals setting forth assumptions as to the “as-is,” “as stabilized” or other values prospective investors should consider that those assumptions may not be accurate and that the “as stabilized” or other values may not be the values of the related mortgaged properties prior to or at maturity.

■	Adverse Environmental Conditions at or Near Mortgaged Properties May Result in Losses

—	The issuing entity could become liable for a material adverse environmental condition at an underlying mortgaged property. Any such potential liability could reduce or delay payments on the offered certificates.

—	Although an environmental report was prepared for each mortgaged property securing a mortgage loan in connection with origination, it is possible that the environmental reports and/or supplemental “Phase II” sampling did not reveal all environmental liabilities, or that there are material environmental liabilities of which we are not aware. Also, the environmental condition of the mortgaged properties in the future could be affected by the activities of tenants or by third parties unrelated to the borrowers.

■	Insurance May Not Be Available or Adequate

—	Although the mortgaged properties are required to be insured, or permitted to be self-insured by a sole or significant tenant, against certain risks, there is a possibility of casualty loss with respect to the mortgaged properties for which insurance proceeds may not be adequate or which may result from risks not covered by insurance.

—	Even if terrorism insurance is required by the loan documents for a mortgage loan, that requirement may be subject to a cap on the cost of the premium for terrorism insurance that a borrower is required to pay or a commercially reasonable standard on the availability of the insurance.

—	We cannot assure you that all of the mortgaged properties are required to be or will be insured against the risks of terrorism and similar acts.

■	Risks Relating to a Bankruptcy of an Originator, the Sponsor or the Depositor, or a Receivership or Conservatorship of Goldman Sachs Bank USA

—	In the event of the bankruptcy or insolvency of an originator, the sponsor or the depositor, or a receivership or conservatorship of Goldman Sachs Bank USA (“GS Bank”), the parent entity of Goldman Sachs Mortgage Company (“GSMC”), it is possible that the issuing entity’s right to payment from or ownership of the mortgage loans could be challenged. If such challenge is successful, payments on the offered certificates would be reduced or delayed. Even if the challenge is not successful, payments on the offered certificates would be delayed while a court resolves the claim.

—	The Federal Deposit Insurance Corporation (the “FDIC”) has adopted a rule, substantially revised and effective January 1, 2011, establishing a safe harbor (the “FDIC Safe Harbor”) from its repudiation powers for securitizations meeting the requirements of the rule (12 C.F.R. § 360.6). The transfers of the applicable mortgage loans by GSMC, to the depositor, will not qualify for the FDIC Safe Harbor. However, those transfers are not transfers by a bank, and in any event, even if the FDIC Safe Harbor were applicable to those transfers, the FDIC Safe Harbor is non-exclusive. Additionally, an opinion of counsel will be rendered on the Closing Date to the effect that the transfers of the applicable mortgage loans by GSMC to the depositor, would generally be respected as a sale in the event of a bankruptcy or insolvency of GSMC. Notwithstanding the foregoing, the FDIC, a creditor, bankruptcy trustee or another interested party, including an entity transferring a mortgage loan, as debtor-in-possession, could still attempt to assert that the transfer of a mortgage loan by any of the sponsors was not a sale. If such party’s challenge is successful, payments on the offered certificates would be reduced or delayed. Even if the challenge is not successful, payments on the offered certificates would be delayed while a court resolves the claim.

■	Potential Conflicts of Interest of the Sponsor, Underwriters, the Master Servicer, the Special Servicers, the Operating Advisor, the Asset Representations Reviewer, the Directing Holders, the Non-Serviced Whole Loans Directing Holder, Serviced Companion Loan Holders and any Mezzanine Lenders

—	The sponsor, the underwriters, the master servicer, the special servicers, the operating advisor, the asset representations reviewer, the applicable Directing Holder, the directing holder for the non-serviced whole loans under the related Controlling PSA or the holder of a serviced companion loan or a mezzanine loan, if any, or any of their respective affiliates may have interests when dealing with the mortgage loans that are in conflict with those of holders of the offered certificates, especially if the sponsor, the underwriters, the master servicer, the special servicers, the operating advisor, the asset representations reviewer, the applicable Directing Holder, the directing holder for the non-serviced whole loans under the related Controlling PSA or the holder of a serviced companion loan or a mezzanine loan, if any, or any of their respective affiliates holds certificates, or has financial interests in or other financial dealings with a borrower or an affiliate of the borrower. Each of these relationships may create a conflict of interest and should be considered carefully by you before you invest in any offered certificates.

■	Potential Conflicts of Interest in the Selection of the Underlying Mortgage Loans

—	The anticipated initial investor in the Class E, Class F and Class G certificates (the “B-Piece Buyer”) was given the opportunity by the sponsor to perform due diligence on the mortgage loans originally identified by the sponsor for inclusion in the issuing entity, and to request the removal, re-sizing or change in other features of some or all of the mortgage loans. Actions of the B-Piece Buyer may be adverse to those of purchasers of the offered certificates.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

SUMMARY OF CERTAIN RISK FACTORS (continued)

■	Interests and Incentives of the Originators, the Sponsor and Their Affiliates May Not Be Aligned With Your Interests

—	The originators, the sponsor and their affiliates (including certain of the underwriters) expect to derive ancillary benefits from this offering of offered certificates and their respective incentives may not be aligned with those of purchasers of the offered certificates. The sponsor originated or purchased the mortgage loans in order to securitize the mortgage loans by means of a transaction such as this offering of the offered certificates. The sponsor will sell the applicable mortgage loans to the depositor (an affiliate of GSMC, the sponsor, of GS Commercial Real Estate LP, one of the originators, and of Goldman, Sachs & Co., one of the underwriters) on the Closing Date in exchange for cash, derived from the sale of certificates to investors, and/or in exchange for certificates. A completed offering would reduce the originators’ exposure to the mortgage loans. The originators made the mortgage loans with a view toward securitizing them and distributing the exposure by means of a transaction such as this offering of the offered certificates. The offering of offered certificates will effectively transfer the originators’ exposure to the mortgage loans to purchasers of the offered certificates and the other certificates of the same series.

—	The originators, the sponsor and their affiliates expect to receive various benefits, including compensation, commissions, payments, rebates, remuneration and business opportunities in connection with or as a result of this offering of offered certificates and their interests in the mortgage loans.

—	In addition, GSMC, the sponsor, or its “majority-owned affiliate” (as defined in the Credit Risk Retention Rules) is expected to hold the retained interest as the retained interest owner, and GSMC is expected to be appointed as the initial risk retention consultation party by the retained interest owner. The risk retention consultation party may, on a strictly non-binding basis, consult with the special servicer and recommend that the special servicer take actions that conflict with the interests of holders of certain classes of the certificates.

—	Each of the foregoing relationships should be considered carefully by you before you invest in any offered certificates.

■	Interests and Incentives of the Underwriter Entities May Not Be Aligned With Your Interests

—	The activities and interests of the underwriters and their respective affiliates (collectively, the “Underwriter Entities”) will not align with, and may in fact be directly contrary to, those of the certificateholders. The Underwriter Entities are part of global investment banking, securities and investment management firms that provide a wide range of financial services to a substantial and diversified client base that includes corporations, financial institutions, governments and high-net-worth individuals. As such, they actively make markets in and trade financial instruments for their own account and for the accounts of customers.

—	The Underwriter Entities’ activities include, among other things, executing large block trades and taking long and short positions directly and indirectly, through derivative instruments or otherwise. The securities and instruments in which the Underwriter Entities take positions, or expect to take positions, include loans similar to the mortgage loans, securities and instruments similar to the offered certificates and other securities and instruments. Underwriter Entities hold or may hold companion loans and/or mezzanine loans related to a mortgage loan in this securitization. Market making is an activity where the Underwriter Entities buy and sell on behalf of customers, or for their own account, to satisfy the expected demand of customers. By its nature, market making involves facilitating transactions among market participants that have differing views of securities and instruments. As a result, you should expect that the Underwriter Entities will take positions that are inconsistent with, or adverse to, the investment objectives of investors in the offered certificates.

—	If an Underwriter Entity becomes a holder of any of the certificates, through market-making activity or otherwise, any actions that it takes in its capacity as a certificateholder, including voting, providing consents or otherwise will not necessarily be aligned with the interests of other holders of the same class or other classes of the certificates. Similarly, the expected retained interest owner and the party expected to be designated to consult with the special servicer on their behalf as the risk retention consultation party is affiliated with an Underwriter Entity.

—	In addition, the Underwriter Entities will have no obligation to monitor the performance of the certificates or the actions of the master servicer, the special servicer, the certificate administrator, the trustee or the operating advisor and will have no authority to advise the master servicer, the special servicer, the certificate administrator, the trustee or the operating advisor or to direct their actions.

—	Each of the foregoing relationships should be considered carefully by you before you invest in any offered certificates.

■	Other Rating Agencies May Assign Different Ratings to the Certificates

—	Nationally recognized statistical rating organizations that the depositor did not engage to rate the offered certificates may nevertheless issue unsolicited credit ratings on one or more classes of offered certificates. If any such unsolicited ratings are issued, we cannot assure you that they will not be different from any ratings assigned by the rating agencies engaged by the depositor. The issuance of unsolicited ratings by any nationally recognized statistical rating organization on a class of the offered certificates that are lower than ratings assigned by a rating agency engaged by the depositor may adversely impact the liquidity, market value and regulatory characteristics of that class.

■	Tax Considerations

—	The offered certificates represent ownership, directly or through a grantor trust, of one or more regular interests in one or more real estate mortgage investment conduits (each a “REMIC”) for U.S. federal income tax purposes.

—	Special tax considerations may apply to certain types of investors. Prospective investors should consult their own tax advisors regarding tax implications of an investment in offered certificates.

—	State, local and other tax laws may differ substantially from the corresponding federal law. Prospective investors should consult with their own tax advisors with respect to the various state, local and other tax consequences of an investment in the offered certificates.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.